As filed with the Securities and Exchange Commission on July 30, 2008

File Nos. 811-10267 and 333-53450

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	15	[X]

	AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	16	[X]

ASSETMARK FUNDS
(Exact Name of Registrant as Specified in Charter)

2300 Contra Costa Boulevard, Suite 600
Pleasant Hill, CA 94523-3967
(Address of Principal Executive Offices) (Zip Code)

(800) 664-5345
(Registrant’s Telephone Numbers, Including Area Code)

Carrie Hansen
2300 Contra Costa Boulevard, Suite 600
Pleasant Hill, CA 94523-3967
(Name and Address of Agent for Service)

Copies to:

Michael P. O’Hare, Esq. Stradley, Ronon, Stevens & Young LLP 2600 One Commerce Square Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box):

[   ]                      immediately upon filing pursuant to paragraph (b).
[X]                      on ___July 31, 2008___ pursuant to paragraph (b).
[   ]                      60 days after filing pursuant to paragraph (a)(1).
[   ]                      on (date) pursuant to paragraph (a)(1).
[   ]                      75 days after filing pursuant to paragraph (a)(2).
[   ]                      on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[LOGO]
AssetMark Funds®

Investment Advisor
Genworth Financial Wealth Management, Inc.

Prospectus

July 31, 2008

AssetMark Large Cap Growth Fund

AssetMark Large Cap Value Fund

AssetMark Small/Mid Cap Growth Fund

AssetMark Small/Mid Cap Value Fund

AssetMark International Equity Fund

AssetMark Real Estate Securities Fund

AssetMark Tax-Exempt Fixed Income Fund

AssetMark Core Plus Fixed Income Fund

AssetMark Enhanced Fundamental Index® Large Company Growth Fund

AssetMark Enhanced Fundamental Index® Large Company Value Fund

AssetMark Enhanced Fundamental Index® Small Company Growth Fund

AssetMark Enhanced Fundamental Index® Small Company Value Fund

AssetMark Enhanced Fundamental Index® International Equity Fund

This Prospectus covers the thirteen different AssetMark Funds®.  You will find specific information in this Prospectus about each of the Funds plus general fund family information.  You may find additional information in the AssetMark Funds’ Statement of Additional Information, which is incorporated by reference into this Prospectus.

The Securities and Exchange Commission has not approved or disapproved any of the above listed Funds.  The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Table of Contents

OVERVIEW	1
MANAGEMENT APPROACH	1
ASSETMARK LARGE CAP GROWTH FUND	4
ASSETMARK LARGE CAP VALUE FUND	5
ASSETMARK SMALL/MID CAP GROWTH FUND	6
ASSETMARK SMALL/MID CAP VALUE FUND	7
ASSETMARK INTERNATIONAL EQUITY FUND	8
ASSETMARK REAL ESTATE SECURITIES FUND	9
ASSETMARK TAX-EXEMPT FIXED INCOME FUND	10
ASSETMARK CORE PLUS FIXED INCOME FUND	11
ASSETMARK ENHANCED FUNDAMENTAL INDEX® LARGE COMPANY GROWTH FUND	12
ASSETMARK ENHANCED FUNDAMENTAL INDEX® LARGE COMPANY VALUE FUND	13
ASSETMARK ENHANCED FUNDAMENTAL INDEX® SMALL COMPANY GROWTH FUND	14
ASSETMARK ENHANCED FUNDAMENTAL INDEX® SMALL COMPANY VALUE FUND	15
ASSETMARK ENHANCED FUNDAMENTAL INDEX® INTERNATIONAL EQUITY FUND	16
OTHER INVESTMENTS	17
TEMPORARY DEFENSIVE POSITIONS	17
PORTFOLIO TURNOVER	17
INDEX RECONSTITUTION FOR THE ENHANCED FUNDAMENTAL INDEX® FUNDS	17
PRINCIPAL RISKS OF INVESTMENT	19
PERFORMANCE OF THE FUNDS	24
FEES AND EXPENSES OF THE FUNDS	35
DISCLOSURE OF PORTFOLIO HOLDINGS	37
MANAGEMENT OF THE FUNDS	37
VALUATION OF FUND SHARES	53
PURCHASING FUND SHARES	54
SELLING (REDEEMING) FUND SHARES	54
EXCHANGE PRIVILEGE	54
MARKET TIMING POLICY	55
DISTRIBUTION OF FUND SHARES	55
COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND SERVICE PROVIDERS	56
DIVIDENDS, DISTRIBUTIONS AND TAXES	56
OTHER INFORMATION	58
FINANCIAL HIGHLIGHTS	59
PRIVACY POLICY	PP-1

OVERVIEW
This combined Prospectus describes the thirteen separate mutual funds (each a “Fund” and collectively, the “Funds”) within AssetMark Funds (the “Trust”), an open-end management investment company.  Each Fund’s assets are managed according to its own investment objectives, strategies and policies.  Shares of the Funds are offered to investors on a no-load basis, without any front- or back-end sales charges.  The Funds are designed primarily for investment by institutional investors and clients of registered investment advisors, broker-dealers and other financial institutions.

MANAGEMENT APPROACH
Each Fund is managed based on one of two different styles – the AssetMark Large Cap Growth Fund, AssetMark Large Cap Value Fund, AssetMark Small/Mid Cap Growth Fund, AssetMark Small/Mid Cap Value Fund, AssetMark International Equity Fund, AssetMark Real Estate Securities Fund, AssetMark Tax-Exempt Fixed Income Fund and AssetMark Core Plus Fixed Income Fund (the “Actively Managed Funds”) are managed using a traditional active management style while the AssetMark Enhanced Fundamental Index® Large Company Growth Fund, AssetMark Enhanced Fundamental Index® Large Company Value Fund, AssetMark Enhanced Fundamental Index® Small Company Growth Fund, AssetMark Enhanced Fundamental Index® Small Company Value Fund and AssetMark Enhanced Fundamental Index® International Equity Fund (the “Enhanced Fundamental Index® Funds”) are managed using the Enhanced Fundamental Index® approach described below.  The Actively Managed Funds are classified as non-diversified for purposes of federal mutual fund regulation, which means that they may invest in relatively fewer companies compared to many other mutual funds; the Enhanced Fundamental Index® Funds maintain diversified portfolios.  The Actively Managed Funds do, however, maintain enough diversification in their portfolios to meet the diversification requirements for mutual funds under federal tax law.

Multi-Advisor Approach (Actively Managed Funds)

Each Actively Managed Fund has its own distinct investment objectives, strategies and risks.  The Funds’ investment advisor, Genworth Financial Wealth Management, Inc. (formerly, AssetMark Investment Services, Inc.) (“GFWM” or the “Advisor”), is responsible for constructing and monitoring the asset allocation and portfolio strategy for each Actively Managed Fund. Each Actively Managed Fund invests within a specific segment (or portion) of the capital markets and invests in securities consistent with the Fund’s investment objectives and strategies. The potential risks and returns of the Actively Managed Funds vary with the degree to which an Actively Managed Fund invests in a particular market segment and/or asset class.

The Advisor believes that it is possible to enhance shareholder value by using one or more sub-advisory firms to manage various portions of the assets of an Actively Managed Fund, rather than simply employing a single firm.  This “multi-advisor approach” is designed to reduce the management risk inherent in individual security selection and to achieve lower volatility by combining the skills of sub-advisors with complementary investment approaches. The Advisor manages the Actively Managed Funds using a “manager of managers” approach by selecting one or more sub-advisors to manage distinct segments of a market or asset class for each Actively Managed Fund based upon the Advisor’s evaluation of the sub-advisor’s expertise and performance in managing the appropriate asset class.

In addition, the Actively Managed Funds are designed to allow a sub-advisor to manage a portfolio with fewer securities than typically held in many traditional mutual funds. This strategy allows the sub-advisors to place greater emphasis on those securities in which they have the most conviction. The investment styles and disciplines of the sub-advisors to each Actively Managed Fund are intended to complement one another. In constructing and overseeing the entire portfolio of an Actively Managed Fund, the Advisor provides investment guidelines to a sub-advisor for a specific portion of an Actively Managed Fund’s assets, which may be more restrictive than those of the portfolio as a whole. The Advisor monitors the sub-advisors for adherence to the investment guidelines and to each Actively Managed Fund’s specific investment objectives, policies and strategies.

Enhanced Fundamental Index® Approach (Enhanced Fundamental Index® Funds) Each Enhanced Fundamental Index® Fund’s portfolio is managed in accordance with the Research Affiliates Fundamental Index® (“RAFI®”) approach to index and portfolio construction.  Research Affiliates, LLC (“Research Affiliates”) is a pioneer in the field of Fundamental Index® investing and the creator of the RAFI® approach.*  The RAFI® approach is a patent-pending, quantitative process that utilizes fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding), in selecting securities for an index and determining each individual security’s relative weight within the index.  The  RAFI® approach  is premised on the idea that fundamental measures (as opposed to market capitalization) are a more meaningful way to determine the size of a company when  constructing  a company  size-based securities  index,  since market  capitalization  is based on a company's  share price,  which is affected by investor  sentiment and may not always  reflect the fundamental value of a company. Thus, a market capitalization-based approach may select securities for an index and weight those securities within the index in a manner that does not accurately account for the true “size” of a company.  Each of the AssetMark Enhanced Fundamental Index® Funds  seeks  to  invest  in the same securities (at the same relative weights), or a representative sampling of such securities, that make up an enhanced version of a particular   fundamental   index  (or  portions  thereof)  created  by  Research Affiliates using the RAFI® approach.

Index Construction.    The RAFI ® index construction process begins with all of the listed equity securities in a given universe (U.S. equities, international equities, etc.). Research Affiliates then employs a set of four quantitative rules to select securities to be included in the index based on  fundamental measures of company size: (1) book equity value,  (2) gross  dividends (if any), (3) income (free cash flow), and (4) sales. Once the securities are selected for the index, Research Affiliates applies the same four factors to re-weight the securities relative to the other securities selected for the index, to determine the relative weight for each security within the index.

Research Affiliates serves as a sub-advisor to each Enhanced Fundamental Index® Fund, and sub-advises each Enhanced Fundamental Index® Fund’s portfolio to approximate the return of an enhanced version of one of its standard indexes.  The RAFI® 3000 Index consists of the 3,000 largest U.S. companies, as determined using the RAFI® approach.  The RAFI® 1000 Index consists of the 1,000 largest companies (numbers 1 through 1,000), as determined using the RAFI® approach.  The RAFI® 2000 Index consists of the smallest 2,000 companies (numbers 1,001 through 3,000) in the RAFI® 3000 Index, as ranked by Research Affiliates using the RAFI® methodology.  The RAFI® International Equity Index consists of the largest 1,000 publicly traded companies, as determined using the RAFI® approach, in the developed markets outside of North America (Europe, Australasia and the Far East). The securities that make up each standard index are typically reconstituted once annually, while the relative weights of each security within an index are adjusted more frequently.

Index Enhancements.  Each Enhanced Fundamental Index® Fund seeks to invest in the securities (or a specified portion of the securities) that make up an “enhanced” version of a particular RAFI® index. Each Enhanced Research Affiliates Fundamental Index® is based on a standard Research Affiliates Fundamental Index®, but is constructed with certain quantitative alterations intended to generate excess returns over and above the returns of the standard RAFI® index, without additional volatility.

Currently, the following accounting and portfolio construction enhancements are applied to the standard RAFI® indexes in order to create each Enhanced Research Affiliates Fundamental Index®:

●
Quality of Earnings.  The quality of each company’s corporate earnings is measured using a net operating assets analysis and the companies are grouped into 10 deciles according to the results.  The weightings of the companies in the top deciles for quality of earnings are increased within the enhanced index while weights of companies in bottom deciles are reduced.

●
Financial Distress Risk.  Each company’s “financial distress risk” is measured using a debt coverage ratio analysis to evaluate the extent to which the company has sufficient net operating income to cover its debt.  Companies with a low score have a higher financial distress risk and their weightings are reduced within the enhanced index.

●
More Frequent Index Reconstitution. Instead of reconstituting the securities within each index annually, as with the standard RAFI® indexes, each enhanced index is reconstituted quarterly.  Thereafter, in order to minimize the trading costs and the possible generation of taxable gains, each Enhanced Fundamental Index® Fund’s cash inflows from dividends or shareholder investments are invested in a manner designed to most effectively adjust the structure of the Enhanced Fundamental Index® Fund’s portfolio to best approximate the return of the reconstituted index.

●
Re-Weighting of Fundamental Index® Factors.  While the standard RAFI® indexes are constructed by applying equal weights to the four fundamental factors that are used to calculate company size (book equity value, dividends, income and sales), the weighting of the four factors may be adjusted to best tailor the mix of fundamental factors to the nature of the target asset classes within the index in a manner intended to provide the most meaningful measures of company size.

Research Affiliates continually evaluates additional enhancements and may introduce or adjust an enhancement after exhaustive testing.  Any enhancements must be consistent with the RAFI® methodology and be shown to be statistically significant over time.

*Fundamental Index® or RAFI®, the non-capitalization method for creating and weighting an index of securities, is the patent-pending proprietary intellectual property of Research Affiliates, LLC (Patent Pending. Publ. Nos. US-2005-0171884-A1, US-2006-0015433-A1, US-2006-0149645-A1 and WO 2005/076812). The trade names Fundamental Index®, RAFI(®, RAFI® (logo) and Fundamental 1000® are the exclusive intellectual property of Research Affiliates, LLC. Any use of the intellectual property of Research Affiliates, LLC without the prior written permission of Research Affiliates, LLC is expressly prohibited. Research Affiliates, LLC reserves the right to take any and all necessary action to preserve all of its rights, title and interest in and to its intellectual property.

3

ASSETMARK LARGE CAP GROWTH FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Large Cap Growth Fund is capital appreciation over the long term.  This objective is fundamental, meaning it cannot be changed without shareholder approval.  The investment strategies described below are non-fundamental, meaning they may be changed by action of the Board of Trustees of the Trust without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Large Cap Growth Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of large capitalization companies.  If the Large Cap Growth Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Large Cap Growth Fund considers large capitalization companies to be U.S. companies with market capitalizations greater than $5 billion at the time of purchase.  The Fund’s investments in equity securities may include common stocks, preferred stocks and convertible securities.  The convertible securities in which the Large Cap Growth Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”) or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated.  The Large Cap Growth Fund may also invest up to 15% of its total assets in American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and securities of foreign companies.  ADRs are equity securities traded on U.S. exchanges, including the NASDAQ® Stock Market (“NASDAQ®”), that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

Under the general supervision of the Advisor, each sub-advisor selects stocks of companies that it believes have potential for growth, in comparison to other companies in that particular company’s industry or the market, and in light of certain characteristics of a company, such as:

●	Consistent history of earnings stability and growth

●	Proprietary products, processes and/or services

●	Leadership positions in their markets

●	Strong balance sheet

●	Experienced management

Generally, the types of growth companies in which the Fund invests are those that the sub-advisors believe:

(1)	Have or will likely develop a historical record of consistent growth and stability of earnings;

(2)	Are or are likely to become financially sound; or

(3)	Are or are likely to become leaders in their respective industries.

These factors are not limiting factors in the selection of securities for the Large Cap Growth Fund.  Based upon the foregoing, the Large Cap Growth Fund may have a significant portion of its assets in one or more market sectors, such as technology or health care.

4

ASSETMARK LARGE CAP VALUE FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Large Cap Value Fund is capital appreciation over the long term.  This objective is fundamental, meaning it cannot be changed without shareholder approval.  The investment strategies described below are non-fundamental, meaning they may be changed by action of the Board of Trustees of the Trust without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Large Cap Value Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of large capitalization companies.  If the Large Cap Value Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Large Cap Value Fund considers large capitalization companies to be U.S. companies with market capitalizations greater than $5 billion at the time of purchase.  The Fund’s investments in equity securities may include common stocks, preferred stocks, convertible securities and interests in real estate investment trusts (“REITs”).  The convertible securities in which the Large Cap Value Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by an NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated.  The Large Cap Value Fund may also invest up to 10% of its total assets in ADRs, GDRs and securities of foreign companies.  ADRs are equity securities traded on U.S. exchanges, including NASDAQ®, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

Under the general supervision of the Advisor, each sub-advisor manages its portion of the Fund’s portfolio according to a “value” investment strategy, which is a strategy of selecting stocks that the sub-advisor believes trade for less than their intrinsic value.  The determination of whether a security of a particular company is a “value stock” is based upon a comparison of the security’s current market price to the company’s fundamentals, using measures such as:

●	Price/earnings ratio

●	Dividend yield

●	Book value

●	Assets to liabilities ratio

●	Management ownership

●	Price/cash flow

In assessing value, the sub-advisors may also consider earnings and dividend growth prospects, product positioning or market share, and the risk and volatility of an industry.  Based upon the foregoing, from time to time, the Large Cap Value Fund may have a significant portion of its assets in one or more market sectors, such as financial services or basic industries.  Financial services companies may include, but are not limited to, banks, savings and loan organizations, credit card companies, brokerage firms, finance companies and insurance companies.  Basic industries may include, but are not limited to, transportation, industrials and utilities.

5

ASSETMARK SMALL/MID CAP GROWTH FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Small/Mid Cap Growth Fund is capital appreciation over the long term.  This objective is fundamental, meaning it cannot be changed without shareholder approval.  The investment strategies described below are non-fundamental, meaning they may be changed by action of the Board of Trustees of the Trust without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Small/Mid Cap Growth Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of small-to-medium capitalization companies.  If the Small/Mid Cap Growth Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Small/Mid Cap Growth Fund considers small-to-medium capitalization companies to be U.S. companies with a market capitalization within the range of those companies included in the Russell 2500® Index and the Russell Midcap® Index at the time of purchase.  As of May 30, 2008, the market capitalization of companies included in the Russell 2500® Index was between $167 million and $6.8 billion, and the market capitalization of companies included in the Russell Midcap® Index was between $1.4 billion and $19.1 billion.  The Small/Mid Cap Growth Fund’s investments in equity securities may include common stocks, preferred stocks and convertible securities and Real Estate Investment Trusts (“REITs”).  The convertible securities in which the Small/Mid Cap Growth Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by an NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated.  The Small/Mid Cap Growth Fund may also invest up to 15% of its total assets in ADRs, GDRs and securities of foreign companies.  ADRs are equity securities traded on U.S. exchanges, including NASDAQ®, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

Under the general supervision of the Advisor, each sub-advisor selects stocks of companies that it believes have potential for growth, in comparison to other companies in that particular company’s industry or the market, and in light of certain characteristics of a company, such as:

●	Consistent earnings growth or the potential to grow earnings

●	Proprietary products, processes and/or services

●	Leadership positions in industry or market

●	Strong balance sheet

●	Experienced management

Generally, the types of growth companies in which the Fund invests are those that the sub-advisors believe:

(1)	Have or will likely develop a historical record of consistent growth and stability of earnings;

(2)	Are or are likely to become financially sound; or

(3)	Are or are likely to become leaders in their respective industries.

These factors are not limiting factors in the selection of securities for the Small/Mid Cap Growth Fund.  Based upon the foregoing, the Small/Mid Cap Growth Fund may have a significant portion of its assets in one or more market sectors, such as technology or health care.

6

ASSETMARK SMALL/MID CAP VALUE FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Small/Mid Cap Value Fund is capital appreciation over the long term.  This objective is fundamental, meaning it cannot be changed without shareholder approval.  The investment strategies described below are non-fundamental, meaning they may be changed by action of the Board of Trustees of the Trust without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Small/Mid Cap Value Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of small-to-medium capitalization companies.  If the Small/Mid Cap Value Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Small/Mid Cap Value Fund considers small-to-medium capitalization companies to be U.S. companies with a market capitalization within the range of those companies included in the Russell 2500® Index and the Russell Midcap® Index at the time of purchase. As of May 30, 2008, the market capitalization of companies included in the Russell 2500® Index was between $167 million and $6.8 billion, and the market capitalization of companies included in the Russell Midcap® Index was between $1.4 billion and $19.1 billion. The Small/Mid Cap Value Fund’s investments in equity securities may include common stocks, preferred stocks and convertible securities.  The convertible securities in which the Small/Mid Cap Value Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by an NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated.  The Small/Mid Cap Value Fund may also invest up to 10% of its total assets in ADRs, GDRs and securities of foreign companies.  ADRs are equity securities traded on U.S. exchanges, including NASDAQ®, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.  The Small/Mid Cap Value Fund may also invest in REITs.

Under the general supervision of the Advisor, each sub-advisor selects stocks according to a “value style” investment strategy, which is a strategy of selecting stocks that the sub-advisor believes trade for less than their intrinsic value.  The determination of whether a security of a particular company is a “value stock” is based upon a comparison of the security’s current market price to the company’s fundamentals, using measures such as:

●	Price/earnings ratio

●	Dividend yield

●	Book value

●	Assets to liabilities ratio

●	Management ownership

●	Price/cash flow

In assessing value, the sub-advisors may also consider earnings and dividend growth prospects, product positioning or market share, and the risk and volatility of an industry.  Based upon the foregoing, from time to time, the Small/Mid Cap Value Fund may have a significant portion of its assets in one or more market sectors, such as financial services or basic industries.  Financial services companies may include, but are not limited to, banks, savings and loan organizations, credit card companies, brokerage firms, finance companies and insurance companies.  Basic industries may include, but are not limited to, transportation, industrials and utilities.

7

ASSETMARK INTERNATIONAL EQUITY FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark International Equity Fund is to provide capital appreciation over the long term.  This objective is fundamental, meaning it cannot be changed without shareholder approval.  The investment strategies described below are non-fundamental, meaning they may be changed by action of the Board of Trustees of the Trust without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the International Equity Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities.  If the International Equity Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The International Equity Fund’s investments in equity securities may include common stocks, preferred stocks and convertible securities of companies of any size capitalization.  The International Equity Fund will invest primarily in companies that are headquartered outside of the United States, or that derive more than 50% of their gross revenues outside of the United States, or have more than 50% of their assets outside of the United States.  Generally, the International Equity Fund’s assets will be invested in securities of companies located in developed countries.  The International Equity Fund may, however, invest up to 20% of its total assets in the equity securities of companies located in countries considered to be emerging markets or have developing economies.  The Fund considers emerging markets countries to be those defined as such by the World Bank, International Financial Corporation or the MSCI Emerging MarketsSM Index.  The convertible securities in which the International Equity Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by an NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated.

The International Equity Fund may also invest in depository receipts, including ADRs and GDRs.  ADRs are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

By investing its assets in investments that are tied economically to different countries throughout the world, the International Equity Fund attempts to take advantage of differences between economic trends and the performance of securities markets in different countries, regions and geographic areas.  The International Equity Fund will, under normal circumstances, invest in a minimum of three countries outside of the United States.  Still, the Fund may, from time to time, invest a significant portion of its assets in the securities of companies in one or more countries or regions.  In that case, the International Equity Fund would be subject to the economic and market developments in those countries, such as Japan, or regions, such as Europe or Asia, to a greater extent than if it were invested in a greater number of countries or geographical regions.  Additionally, the International Equity Fund typically invests in companies in five major sectors, including telecommunications, technology, consumer goods, financial services and other basic industries.  The Fund will attempt to focus its investments in companies the sub-advisors believe represent the best value relative to their growth prospects by examining a company’s sustainable growth rate in relation to that of its local market.  In addition, the Fund may use index futures for hedging and/or asset allocation purposes, and currency futures for hedging purposes.  The International Equity Fund does not intend to routinely hedge against currency risk or use index futures for hedging and/or asset allocation purposes.

8

ASSETMARK REAL ESTATE SECURITIES FUND
Investment Objectives and Principal Investment Strategies
Investment Objectives
The investment objective of the AssetMark Real Estate Securities Fund is capital appreciation over the long term.  Current income is a secondary objective.  These objectives are fundamental, meaning they cannot be changed without shareholder approval.  The investment strategies described below are non-fundamental, meaning they may be changed by action of the Board of Trustees of the Trust without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Real Estate Securities Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in securities of companies in the real estate industry. If the Real Estate Securities Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Real Estate Securities Fund invests in U.S. real estate equity securities, which may include shares and units of beneficial interest of REITs and preferred shares and convertible debt securities of real estate companies.  The convertible securities in which the Real Estate Securities Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by an NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated.  The Real Estate Securities Fund considers real estate securities to be those issued by companies principally engaged in the real estate business because they derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or because they invest at least 50% of their assets in such real estate.  The Fund generally invests in small-to-medium capitalization companies, because that size is typical for real estate securities.

The types of REITs in which the Real Estate Securities Fund may invest include equity, mortgage and hybrid REITs.  An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income.  An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value.  Equity REITs generally exercise some degree of control over the operational aspect of their real estate investments, lease terms and property maintenance and repair.  A mortgage REIT invests primarily in real estate mortgages that secure construction, development or long-term loans, and derives its income primarily from interest payments on credit it has extended.  Hybrid REITs combine the characteristics of equity and mortgage REITs, generally, by holding both ownership interests and mortgage interests in real estate.  It is anticipated that, under normal circumstances, a majority of the Real Estate Securities Fund’s investments in REITs will consist of securities issued by equity REITs.  The Real Estate Securities Fund will not invest more than 10% of its total assets in mortgage REITs under normal circumstances.

The sub-advisors to the Real Estate Securities Fund select shares of REITs and other real estate securities by analyzing property sectors and individual companies within the selected property sectors.  The sub-advisors evaluate potential investments based on a variety of factors including:

●	Overall investment strategy

●	Strength of company management

●	Fundamental analysis of financial statements

●	Yields

9

ASSETMARK TAX-EXEMPT FIXED INCOME FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Tax-Exempt Fixed Income Fund is to provide current income exempt from federal income tax. This objective and the 80% policy outlined below are fundamental, meaning they cannot be changed without shareholder approval.  The other investment strategies described below are not fundamental, meaning they may be changed by action of the Board of Trustees of the Trust without shareholder approval.

Principal Investment Strategies
Under normal circumstances, the Tax-Exempt Fixed Income Fund invests at least 80% of its net assets in municipal fixed income securities, the interest on which is generally exempt from federal income tax and not subject to the alternative minimum tax (“AMT”).  The Fund primarily invests its assets in municipal securities that are investment grade (i.e., rated within one of the four highest rating categories by an NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated).  The Fund may, to a lesser extent, invest in lower rated municipal securities.  Any tax-exempt interest income earned by the Tax-Exempt Fixed Income Fund will remain free from regular federal income tax when it is distributed, but may be subject to state and local taxation.

Municipal securities are debt obligations issued by or on behalf of the cities, districts, states, territories and other possessions of the United States that pay income exempt from regular federal income tax.  Municipal securities are generally issued to finance public works, such as airports, highways, bridges, hospitals, schools, housing, streets, mass transportation projects and water and sewer works.  Municipal securities are also issued to repay outstanding obligations, raise funds for general operating expenses and make loans for other public institutions and facilities.  Examples of municipal securities include:

●	Tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues

●	Municipal commercial paper and other short-term notes

●	Construction loan notes insured by the Federal Housing Administration and financed by the Federal or Government National Mortgage Associations

●
Participation interests in any of the above including municipal securities from financial institutions such as commercial and investment banks, savings associations and insurance companies to the extent that they pay tax-exempt interest

●	Bond anticipation notes that are intended to be refinanced through a later issuance of longer term bonds

●	Variable rate securities

●	Municipal bonds and leases

The Tax-Exempt Fixed Income Fund generally invests in intermediate- to long-term municipal securities.  Intermediate-term municipal securities are those securities that generally mature between three and 10 years.  Long-term municipal securities generally mature some time after 10 years.  The average dollar weighted portfolio maturity of the portfolio is expected to be maintained between four and 10 years.  Some of the securities in the Fund’s portfolio may carry credit enhancements, such as insurance, guarantees or letters of credit.  While these enhancements may provide additional protection for the timely payment of interest or principal of a municipal security, they do not protect against decreases in the market value of the security or in the share price of the Fund.  Although the Tax-Exempt Fixed Income Fund is permitted to make taxable investments under the circumstances described under the heading “Temporary Defensive and Cash Investments,” the Fund currently does not intend to generate income subject to regular federal income tax.

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ASSETMARK CORE PLUS FIXED INCOME FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Core Plus Fixed Income Fund is to provide current income consistent with low volatility of principal.  This objective is fundamental, meaning that it cannot be changed without shareholder approval.   The Fund will also seek capital appreciation.

Principal Investment Strategies
Under normal market conditions, the Core Plus Fixed Income Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in fixed income securities.  If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.  Except as otherwise indicated, The Fund's investment policies are non fundamental, which means that they may be changed by action of the Board of Trustees of the Trust without shareholder approval.

The Core Plus Fixed Income Fund will primarily invest in fixed income securities that are rated investment grade or better (i.e., rated in one of the four highest rating categories by an NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated).  In addition, the Core Plus Fixed Income Fund intends to invest a portion of its assets in high-yield debt securities (sometimes called “junk bonds”) and bonds issued by companies headquartered outside of the United States (including emerging markets), or securities that derive more than 50% of their gross revenues outside of the United States or have more than 50% of their assets outside of the United States.  The Core Plus Fixed Income Fund intends to invest in the following types of fixed income securities:

●	U.S. and non-U.S. corporate bonds and debentures

●	Mortgage-backed securities

●	Receipts involving U.S. Treasury obligations and other “stripped securities”

●
Municipal securities of issuers located in all 50 states, the District of Columbia or other U.S. territories and possessions, consisting of municipal bonds, municipal notes, tax-exempt commercial paper and municipal lease obligations

●	Obligations issued by supranational entities and foreign loan participants

●	Obligations issued by the U.S. government and foreign governments and their agencies or instrumentalities

●	Asset-backed securities

●	Zero coupon, pay-in-kind or deferred payment securities

●	Securities issued on a when-issued and delayed-delivery basis

●	High-yield debt securities (junk bonds)

●	Custodial Receipts

●	Convertible Securities

Under normal circumstances, the Advisor and sub-advisors will seek to limit the Fund’s investments in fixed income securities issued by foreign corporations and foreign governments that are denominated in a currency other than the U.S. dollar to 20% of the Fund’s total assets, measured at the time of purchase.  Similarly, under normal circumstances, the Advisor and sub-advisors will seek to limit the Fund’s investments in high-yield debt securities (junk bonds) to 20% of the Fund’s total assets, measured at the time of purchase.  The fixed income securities in which the Fund invests may have maturities of any length.  The Fund may also invest in futures, options, swaps and similar derivatives.

11

ASSETMARK ENHANCED FUNDAMENTAL INDEX® LARGE COMPANY GROWTH FUND
Investment Objective and Principal Investment Strategies
Investment Objective
The investment objective of the AssetMark Enhanced Fundamental Index® Large Company Growth Fund is capital appreciation over the long term.  The Fund's investment objective may be changed without shareholder approval (although the Fund will provide advance notice to shareholders before any such change takes effect).   There can be no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies
The AssetMark Enhanced Fundamental Index® Large Company Growth Fund is managed in accordance with an enhanced version of the Research Affiliates Fundamental Index® (“RAFI®”) approach to investing.  The RAFI® approach is a patent-pending process that utilizes fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding), in selecting securities for an index and determining each individual security’s relative weight within the index.  The Fund seeks to achieve its objective by investing substantially all of its assets in securities within an enhanced version of the RAFI® 1000 Index.

The Fund invests in those securities that represent approximately 50% of the fundamental weighting of the enhanced RAFI® 1000 Index.  The securities selected are those that Research Affiliates determines have the greatest forecasted growth prospects, based on objective market factors.  To evaluate growth prospects, all of the securities in the enhanced RAFI® 1000 Index are ranked according to a combination of the following four ratios: (i) price-to-book; (ii) price-to-earnings; (iii) price-to-sales; and (iv) price-to-free cash flow.

The Fund invests primarily in common stock.  Common stock is an equity security that represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  The Fund will typically hold between 400 and 600 stocks.  The Fund will typically invest net cash inflows in stock index futures over the short term until the Fund can invest its assets in common stock in a cost-effective manner.

Under normal market conditions, the Fund invests at least 80% of its net assets in the securities of large companies.  The term “net assets” above includes any borrowings for investment purposes consistent with U.S. Securities and Exchange Commission (“SEC”) requirements, although the Fund does not intend to borrow for investment purposes.  The Fund considers “large companies” to be companies that are contained in the RAFI® 1000 Index.  The RAFI® 1000 Index consists of the 1,000 largest companies in the RAFI® 3000 Index, as ranked using Research Affiliates’ Fundamental Index® methodology.  If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

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ASSETMARK ENHANCED FUNDAMENTAL INDEX® LARGE COMPANY VALUE FUND

Investment Objective and Principal Investment Strategies
Investment Objective
The investment objective of the AssetMark Enhanced Fundamental Index® Large Company Value Fund is capital appreciation over the long term.   The Fund's investment objective may be changed without shareholder approval (although the Fund will provide advance notice to shareholders before any such change takes effect).  There can be no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies
The AssetMark Enhanced Fundamental Index® Large Company Value Fund is managed in accordance with an enhanced version of the Research Affiliates Fundamental Index® (“RAFI®”) approach to investing.  The RAFI® approach is a patent-pending process that utilizes fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding), in selecting securities for an index and determining each individual security’s relative weight within the index.  The Fund seeks to achieve its objective by investing substantially all of its assets in securities within an enhanced version of the RAFI®  1000 Index.

The Fund invests in those securities that represent approximately 50% of the fundamental weighting of the Enhanced RAFI® 1000 Index.  The securities selected are those that Research Affiliates determines have the greatest value characteristics as reflected by objective market factors.  To evaluate value characteristics, all of the securities in the Enhanced RAFI® 1000 Index are ranked according to a combination of the following four ratios: (i) price-to-book; (ii) price-to-earnings; (iii) price-to-sales; and (iv) price-to-free cash flow.

The Fund invests primarily in common stock.  Common stock is an equity security that represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  The Fund will typically hold between 400 and 600 stocks. The Fund will typically invest net cash inflows in stock index futures over the short term until the Fund can invest its assets in common stock in a cost-effective manner.

Under normal market conditions, the Fund invests at least 80% of its net assets in the securities of large companies.  The term “net assets” above includes any borrowings for investment purposes consistent with SEC requirements, although the Fund does not intend to borrow for investment purposes.  The Fund considers “large companies” to be companies that are contained in the RAFI® 1000 Index.  The RAFI® 1000 Index consists of the 1,000 largest companies in the RAFI® 3000 Index, as ranked using Research Affiliates’ Fundamental Index® methodology.  If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

13

ASSETMARK ENHANCED FUNDAMENTAL INDEX® SMALL COMPANY GROWTH FUND

Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Enhanced Fundamental Index® Small Company Growth Fund is capital appreciation over the long term.   The Fund's investment objective may be changed without shareholder approval (although the Fund will provide advance notice to shareholders before any such change takes effect).   There can be no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies
The AssetMark Enhanced Fundamental Index® Small Company Growth Fund is managed in accordance with an enhanced version of the Research Affiliates Fundamental Index® (“RAFI®”) approach to investing.  The RAFI® approach is a patent-pending process that utilizes fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding), in selecting securities for an index and determining each individual security’s relative weight within the index.  The Fund seeks to achieve its objective by investing substantially all of its assets in securities within an enhanced version of the RAFI® 2000 Index.

The Fund invests in securities that represent approximately 50% of the fundamental weighting of an enhanced version of the RAFI® 2000 Index.  The securities selected are those that Research Affiliates determines are a representative sampling of the securities that have the greatest forecasted growth prospects, based on objective market factors.  To evaluate growth characteristics, all of the securities in the Enhanced RAFI® 2000 Index are ranked according to a combination of the following four ratios: (i) price-to-book; (ii) price-to-earnings; (iii) price-to-sales; and (iv) price-to-free cash flow.

The Fund invests primarily in common stock.  Common stock is an equity security that represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  The Fund will typically invest net cash inflows in stock index futures over the short term until the Fund can invest its assets in common stock in a cost-effective manner.

Under normal market conditions, the Fund invests at least 80% of its net assets in the securities of small companies.  The term “net assets” above includes any borrowings for investment purposes consistent with SEC requirements, although the Fund does not intend to borrow for investment purposes.  The Fund considers “small companies” to be companies that are contained in the RAFI® 2000 Index.  The RAFI® 2000 Index consists of the 2,000 smallest companies in the RAFI® 3000 Index, as ranked using Research Affiliates’ Fundamental Index® methodology.  If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

14

ASSETMARK ENHANCED FUNDAMENTAL INDEX® SMALL COMPANY VALUE FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Enhanced Fundamental Index® Small Company Value Fund is capital appreciation over the long term.  The Fund's investment objective may be changed without shareholder approval (although the Fund will provide advance notice to shareholders before any such change takes effect).     There can be no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies
The AssetMark Enhanced Fundamental Index® Small Company Value Fund is managed in accordance with an enhanced version of the Research Affiliates Fundamental Index® (“RAFI®”) approach to investing.  The RAFI® approach is a patent-pending process that utilizes fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding), in selecting securities for an index and determining each individual security’s relative weight within the index.  The Fund seeks to achieve its objective by investing substantially all of its assets in securities within an enhanced version of the RAFI® 2000 Index.

The Fund invests in securities that represent approximately 50% of the fundamental weighting of an enhanced version of the RAFI® 2000 Index.  The securities selected are those that Research Affiliates believes are a representative sampling of the securities that have the greatest value characteristics, as reflected by objective market factors.  To evaluate value characteristics, all of the securities in the Enhanced RAFI® 2000 Index are ranked according to a combination of the following four ratios: (i) price-to-book; (ii) price-to-earnings; (iii) price-to-sales; and (iv) price-to-free cash flow.

The Fund invests primarily in common stock.  Common stock is an equity security that represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  The Fund will typically invest net cash inflows in stock index futures over the short term until the Fund can invest its assets in common stock in a cost-effective manner.

Under normal market conditions, the Fund invests at least 80% of its net assets in the securities of small companies.  The term “net assets” above includes any borrowings for investment purposes consistent with SEC requirements, although the Fund does not intend to borrow for investment purposes.  The Fund considers “small companies” to be companies that are contained in the RAFI® 2000 Index.  The RAFI® 2000 Index consists of the 2,000 smallest companies in the RAFI® 3000 Index, as ranked using Research Affiliates’ Fundamental Index® methodology.  If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

15

ASSETMARK ENHANCED FUNDAMENTAL INDEX® INTERNATIONAL EQUITY FUND
Investment Objective and Principal Investment Strategies
Investment Objective
The investment objective of the AssetMark Enhanced Fundamental Index® International Equity Fund is to provide capital appreciation over the long term. The Fund's investment objective may be changed without shareholder approval (although the Fund will provide advance notice to shareholders before any such change takes effect).   There can be no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies
The AssetMark Enhanced Fundamental Index® International Equity Fund is managed in accordance with an enhanced version of the Research Affiliates Fundamental Index® (“RAFI®”) approach to investing.  The RAFI® approach is a patent-pending process that utilizes fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding), in selecting securities for an index and determining each individual security’s relative weight within the index.

The Fund seeks to achieve its objective by investing substantially all of its assets in the same securities (at the same relative weights) that make up the Enhanced RAFI® International Equity Index.  The Enhanced RAFI® International Equity Index consists of the common stocks of the largest 1,000 publicly traded companies, as determined using the RAFI® approach, in the developed markets outside of North America (these markets include Europe, Australasia and the Far East).  The Fund also is expected to invest a portion of its assets in the emerging markets securities within the Enhanced RAFI® Emerging Markets Index (in approximately the same relative percentage of developed versus emerging markets as represented in those indexes).  However, the Fund will not invest in emerging markets securities until such time as the Fund’s assets grow to the point that the Advisor believes that investment in emerging markets securities can be effectively accomplished.

The Fund invests primarily in common stock.  Common stock is an equity security that represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  The Fund may also invest in depositary receipts, including ADRs and GDRs.  ADRs are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.  The Fund will typically invest net cash inflows in stock index futures over the short term until the Fund can invest its assets in common stock in a cost-effective manner.

In order to gain exposure to certain markets, the Fund may invest a portion of its assets in shares issued by Exchange-Traded Funds (“ETFs”).  The Fund’s investments in ETFs are subject to certain limitations and may involve certain additional expenses, as discussed in the section of this Prospectus entitled “Investments in Other Investment Companies and Exchange-Traded Funds.”

A significant portion of the equity securities that make up the RAFI® International Equity Index may be issued by companies in the most developed foreign markets.  For example, depending upon conditions and economic development, companies in Japan and the United Kingdom may make up 50% or more of the RAFI® International Equity Index.  In that case, the Fund would be subject to the economic and market developments in those countries or regions to a greater extent than if it remained invested in a greater number of countries or geographical regions.  The International Equity Fund does not intend to hedge against currency risk.

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities.  The term “net assets” above includes any borrowings for investment purposes consistent with SEC requirements, although the Fund does not intend to borrow for investment purposes.   If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

16

OTHER INVESTMENTS
Stock Index Futures.  Each Fund may invest a portion of its assets in stock index futures contracts.  The Funds will use these instruments as part of their effort to remain substantially fully invested and to gain exposure to relevant equity markets.  Each Enhanced Fundamental Index® Fund will typically invest net cash inflows in stock index futures over the short term until the Fund can invest its assets in common stock in a cost effective manner in accordance with its principal investment strategies.  Each Enhanced Fundamental Index® Fund’s investments in stock index futures may represent a significant portion of the Fund’s assets during its initial period of operations.  Stock index futures will not track the performance of an Enhanced Fundamental Index® Fund’s corresponding Fundamental Index®.

Cash and Short-Term Investments.  Each Fund may from time to time have a portion of its assets invested in cash and short-term, high-quality money market investments.  The Funds may invest in money market investments while waiting to invest cash received from purchases of Fund shares, the sale of portfolio securities or other sources.  Money market investments purchased by a Fund will be rated in one of the four highest ratings categories by an NRSRO.  Under normal market conditions, each Fund may hold cash or money market securities such as money market mutual funds, commercial paper, certificates of deposit, demand and time deposits and banker’s acceptances, U.S. government securities (such as U.S. Treasury obligations) and repurchase agreements.

Investments in Other Investment Companies and Exchange-Traded Funds.  Each Fund may invest in other investment companies (including business development companies), ETFs and similarly structured pooled investments for the purpose of gaining exposure to certain markets while maintaining liquidity.  A Fund’s investments in shares of other investment companies (including certain ETFs) are limited by the federal securities laws and regulations governing mutual funds.  The Fund’s investments in securities of other investment companies, including ETFs, may result in the duplication of certain fees and expenses.

TEMPORARY DEFENSIVE POSITIONS
Each Actively Managed Fund is permitted to invest up to 100% of its assets in cash or cash equivalents as a temporary defensive position during adverse market, economic, political or other conditions in order to protect the value of its assets or maintain liquidity.  A Fund may not achieve its investment objectives to the extent that it engages in such a temporary defensive strategy.

PORTFOLIO TURNOVER
Generally, the Funds will not invest for short-term trading purposes.  A Fund’s annual portfolio turnover rate shows changes in portfolio investments.  Buying and selling securities generally involves some expense to the Funds, such as broker commissions and other transaction costs.  A high turnover rate (100% or more) in any year will result in higher transaction costs to the Funds.  A higher turnover rate also could result in more realization of taxable capital gains within the Funds, which would increase taxes payable by shareholders.  Frequent buying and selling of securities could result in the distribution of short-term capital gains that are taxed at ordinary income rates.

The Funds cannot accurately predict future annual portfolio turnover rates.  Each Fund’s portfolio turnover rate may vary substantially from year-to-year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such adjustments.

INDEX RECONSTITUTION FOR THE ENHANCED FUNDAMENTAL INDEX® FUNDS
Each Enhanced Fundamental Index® Fund’s portfolio is managed in accordance with the standard RAFI® Fundamental Index, which is reconstituted on an annual basis by Research Affiliates.

Index Maintenance.  Share adjustments to reflect a split, a reverse split or stock dividend will be made on the action’s effective date.  Such changes do not require an adjustment and are processed automatically.  For changes in a company’s shares outstanding due to a merger, acquisition or spin-off, an adjustment to the index will be made effective after the close on the effective date of the corporate action.

Dividend Payments.  For purposes of calculation of the value of each index, dividend payments will be reinvested in the index on the ex-date.

Mergers.  In the event of a merger between two companies included in an index, the common shares of the surviving issuer will continue to be represented in the index.  In the event of a merger between a company in an index and a company not in that particular index, the common shares of the surviving issuer will continue to be represented in the index until further evaluation on the reconstitution date.

17

Acquisitions. A company will be dropped from an index in the case of its acquisition.  The next company of appropriate size that is not currently included in the index, as identified at the reconstitution, will replace the acquired company.

Bankruptcy or Prolonged Trading Suspension.  In the event of a bankruptcy, a company will be removed from an index effective after the close on the date of the filing.  In the event that trading in a company included in an index is suspended, Research Affiliates shall decide whether the company will be removed from the index as soon as applicable.  For purposes of minimizing the impact to the index, the company will be removed at the value at which it last traded.  The next company of appropriate size that is not currently included in the index, as identified at the reconstitution, will replace the company that was removed.

18

PRINCIPAL RISKS OF INVESTMENT
Mutual funds, using professional investment managers, invest shareholders’ money in securities.  As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, no Fund can give any assurance that its investment objective will be achieved.  Because the value of your investment in a Fund will fluctuate, there is also a risk that you may lose money.

The alphabetized table below, and the descriptions that follow, describe the principal risks of investing in the Funds.  These risks could adversely affect the net asset value and total return of a Fund and your investment.

Actively Managed Funds
• Applicable – Not Applicable	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Growth Fund	Small/Mid Cap Value Fund	International Equity Fund	Real Estate Securities Fund	Tax-Exempt Fixed Income Fund	Core Plus Fixed Income Fund
Credit Risks	–	–	–	–	–	–	●	●
Derivatives Risks	– –	–	–	–	●	–	–	●
Emerging Markets Risks	–	–	–	–	●	–	–	●
Foreign Securities Risks	–	●	●	● –	●	–	–	●
High-Yield Debt Securities Risks	–	–	–	–	–	–	●	●
Interest Rate Risks	–	–	–	–	–	●	●	●
Liquidity Risks	–	–	●	●	●	●	●	●
Manager Risks	●	●	●	●	●	●	●	●
Maturity Risks	–	–	–	–	–	–	●	●
Mortgage- and Asset-Backed Securities Risks	–	–	–	–	–	–	–	●
Municipal Securities Risks	–	–	–	–	–	–	●	●
Non-Diversification Risks	●	●	●	●	●	●	●	●
Real Estate Industry Concentration Risks	–	–	–	–	–	●	–	–
Real Estate Investment Trust Risks	–	●	–	●	–	●	–	–
Sector Focus Risks	●	●	●	●	●	●	–	–
Small and Medium Company Risks	–	–	●	●	●	●	–	–
Stock Market Risks	●	●	●	●	●	●	–	–
Tax Risks	–	–	–	–	–	–	●	–
U.S. Government Agency Obligations Risks	–	–	–	–	–	–	–	●

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Enhanced Fundamental Index® Funds
• Applicable – Not Applicable	Enhanced Fundamental Index® Large Company Growth Fund	Enhanced Fundamental Index® Large Company Value Fund	Enhanced Fundamental Index® Small Company Growth Fund	Enhanced Fundamental Index® Small Company Value Fund	Enhanced Fundamental Index® International Equity Fund
Derivatives Risks	●	●	●	●	●
Emerging Markets Risks	–	–	–	–	●
Foreign Securities Risks	–	–	–	–	●
Fundamental Indexing Risks	●	●	●	●	●
Liquidity Risks	–	–	●	●	●
Manager Risks	●	●	●	●	●
Small Company Risks	–	–	●	●	●
Stock Market Risks	●	●	●	●	●

•
Credit Risks: Individual issues of fixed income securities may be subject to the credit risk of the issuer.  This means that the issuer of a fixed income security, or in the case of a municipal security, the underlying municipality, may experience financial problems, causing it to be unable to meet its payment obligations.  This would reduce the income available for distribution to shareholders as well as the value of a Fund’s shares.

•
Derivatives Risks: The Core Plus Fixed Income Fund utilizes derivatives, such as futures and options, for hedging purposes.  Futures and options are considered derivative investments since their value depends on the value of the underlying asset to be purchased or sold.  The Core Plus Fixed Income Fund’s investment in derivatives may involve a small investment relative to the amount of risk assumed.  To the extent the Core Plus Fixed Income Fund enters into these transactions, its success will depend on the manager’s ability to predict market movements.  The International Equity Fund uses stock index and currency futures contracts.  The Enhanced Fundamental Index® Funds also will invest in stock index futures. Stock index futures contracts are derivative instruments that are subject to a number of risks.  During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a Fund’s investments.  In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations.  Unanticipated price movements in a futures contract may result in a loss substantially greater than the Fund’s initial investment in such a contract.  Currency futures contracts may be used to hedge currency risks.  Hedging currency risks involves the risk of mismatching the Fund’s obligations under a futures contract with the value of securities denominated in a particular currency.  Each of the Funds may utilize derivatives, although they to not regularly intend to do so except as noted above.

•
Emerging Markets Risks:  In addition to the risks generally associated with investing in foreign securities, countries with emerging markets may also have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

•
Foreign Securities Risks:  The risks of investing in foreign securities can increase the potential for losses in a Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

20

•
Fundamental Indexing Risks:  Each Enhanced Fundamental Index® Fund is subject to certain risks related to the strategy of investing in the securities of the corresponding Fundamental Index®.  While the Advisor and Research Affiliates believe that the use of fundamental economic measurements (rather than market capitalization) in the construction and weighting of indexes will provide a more meaningful way to determine the size of a company when constructing a company size-based securities index, there can be no assurance that a Fundamental Index® or an Enhanced Fundamental Index® Fund will outperform a more traditional capitalization-weighted index or funds that seek to track such an index.

Also, there is the risk that each Enhanced Fundamental Index® Fund’s return may not match or achieve a high degree of correlation with the return of its corresponding Fundamental Index® for a number of reasons.  For example, a Fund incurs a number of operating expenses not applicable to the index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the index.  Each Enhanced Fundamental Index® Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses.  To the extent that an Enhanced Fundamental Index® Fund utilizes futures or other derivatives, its return may not correlate as well with the return on the index, as would be the case if the Fund purchased all of the stocks in the index.  As index funds, the Enhanced Fundamental Index® Funds are not “actively managed.”  Therefore, an Enhanced Fundamental Index® Fund does not buy or sell a stock based on a portfolio manager’s judgment regarding the advisability of investing in the stock or sell a stock because the company is in financial trouble.  Instead, the Enhanced Fundamental Index® Funds generally buy and hold the securities that are in the index.

•
High-Yield Debt Securities Risks:  High-yield debt securities or “junk bonds” are debt securities rated below investment grade by an NRSRO.  Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal.  Junk bonds are subject to greater credit risk than higher grade securities and have a higher risk of default.  Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

•
Interest Rate Risks:  The market value of fixed income securities will fluctuate with changes in interest rates.  For example, when interest rates rise, the market value of fixed income securities declines.  If the market value of the Tax-Exempt Fixed Income Fund’s or the Core Plus Fixed Income Fund’s investments decreases, investors in those Funds may lose money.

•
Liquidity Risks:  The securities of many smaller companies may have less “float” (the number of shares that normally trade) and attract less market interest and, therefore, are subject to liquidity risk.  Liquidity risk is the risk that certain securities may be difficult or impossible to buy or sell at the time and price that a Fund would like to buy or sell the security.  This may cause a Fund to buy or sell securities at less favorable prices or in different quantities, which may negatively affect the Fund’s ability to track the index.

•
Manager Risks:  Manager risk is the risk that the Advisor or one of the sub-advisors will do a poor job of selecting securities or implementing a strategy and thus fail to meet a Fund’s investment objectives.  As with any mutual fund, there can be no guarantee that a particular Fund will achieve its objectives.

•
Maturity Risks:  The Tax-Exempt Fixed Income Fund invests in municipal securities with intermediate- to long-term maturities.  The Core Plus Fixed Income Fund may invest in fixed income securities with a range of maturities.  Generally, the longer a security’s maturity, the greater the risk that interest rate fluctuations may adversely affect the value of the security.

•
Mortgage- and Asset-Backed Securities Risks:  Mortgage and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer.  If that happens, a Fund holding such security may have to replace the security by investing the proceeds in a less attractive security.  This may reduce such Fund’s share price and its income distributions.

21

•
Municipal Securities Risks:  The ability of the Tax-Exempt Fixed Income Fund to achieve its investment objective depends on the ability of the issuers of the municipal securities, or any entity providing a credit enhancement, to continue to meet their obligations for the payment of interest and principal when due.  Any adverse economic conditions or developments affecting the states or municipalities that issue the municipal securities in which the Tax-Exempt Fixed Income Fund invests could negatively impact the Fund.  The Core Plus Fixed Income Fund has the ability to purchase municipal securities, and therefore may encounter the risks associated with municipal securities.

•
Non-Diversification Risks:  Each Actively Managed Fund is a non-diversified investment company, which means that more of each Fund’s assets may be invested in the securities of a single issuer than a diversified investment company.  This may make the value of an Actively Managed Fund’s shares more susceptible to certain risks than shares of a diversified investment company.  As a non-diversified fund, each Actively Managed Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

•
Real Estate Industry Concentration Risks:  The Real Estate Securities Fund concentrates its investments in the real estate industry.  Concentration in the real estate industry will subject the Fund to risks in addition to those that apply to the general equity markets.  Economic, legislative or regulatory developments may occur that significantly affect the entire real estate industry and thus, may subject the Real Estate Securities Fund to greater market fluctuations than a fund that does not concentrate in a particular industry.  In addition, the Real Estate Securities Fund will generally be subject to risks associated with direct ownership of real estate.  These risks include decreases in real estate value or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties.  Because of the Real Estate Securities Fund’s strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in a single industry.

•
Real Estate Investment Trust Risks:  Some of the risks of equity and mortgage REITs are that the performance of such REITs depends on how well the REIT manages the properties it owns.  An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sale of properties.  Accordingly, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts.  A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management.  A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows.  A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders.  Accordingly, mortgage REITs may be affected by the quality of any credit extended.  The Real Estate Securities Fund and Small/Mid Cap Value Fund attempt to minimize these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location.

•
Sector Focus Risks:  To the extent that a Fund focuses its investments in one or more sectors, it may be subject to the risks affecting that sector more than a fund that invests in a wide variety of market sectors would.  The following describes the risks associated with the various sectors in which some of the Funds may focus:

•
Large Cap Growth Fund and Small/Mid Cap Growth Fund:  The Large Cap Growth Fund and the Small/Mid Cap Growth Fund may focus their investments in the technology or health care sectors.  Companies in the technology sector are subject to risks such as those relating to the potential rapid obsolescence of technology, failure of the market to accept new technologies and difficulty in obtaining financing for necessary research and development or expansion.  Companies in the health care sector are subject to many of the same risks as those facing companies in the technology sector, and are also subject to risks related to legislative and regulatory action, which may affect the profitability of companies in that sector.

•
Large Cap Value Fund and Small/Mid Cap Value Fund:  The Large Cap Value Fund and the Small/Mid Cap Value Fund may focus their investments in the financial services or basic industries sector.  The financial services sector may be adversely affected by changes in economic conditions and interest rates, as well as legislative initiatives, all of which may impact the profitability of companies in that sector.  Companies in the basic industries sector are subject to general risks posed by economic slow down or recession as well as market risk to the extent that investors prefer securities of issuers in other sectors perceived to offer greater opportunities for faster growth.

22

•
International Equity Fund:  The International Equity Fund may focus its investments in one or more sectors, such as telecommunications, technology, consumer goods, financial services or basic industries.  Companies in the technology sector are subject to risks such as those relating to the potential rapid obsolescence of technology, failure of the market to accept new technologies and difficulty obtaining financing for necessary research and development or expansion.  Companies in the telecommunications sector are subject to many of the same risks as companies in the technology sector, and are also subject to the risk that changes in federal or state regulation relating to rates of return and services in the telecommunications sector could adversely affect the profitability of these companies.  The financial services sector may be adversely affected by changes in economic conditions and interest rates, as well as legislative initiatives, all of which may impact the profitability of companies in that sector.  Companies in the basic industries and consumer goods sectors are subject to general risks posed by economic slow down or recession as well as market risk to the extent that investors prefer securities of issuers in other sectors perceived to offer greater opportunities for faster growth.

●
Real Estate Securities Fund:  The Real Estate Securities Fund focuses its investments in the real estate industry and therefore is subject to the special risks associated with that industry as described above.

●
Small and Medium Company Risks:  A Fund that invests in the equity securities of small or medium companies is subject to certain risks.  Small and medium companies often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of a Fund’s assets.

●
Stock Market Risks:  Funds that invest in equity securities are subject to stock market risks and significant fluctuations in value.  If the stock market declines in value, a Fund’s share price is likely to decline in value.  A Fund’s focus on certain types of stocks (such as small or large cap) or a style of investing (such as value or growth) subjects it to the risk that its performance may be lower than that of other types of equity funds that focus on other types of stocks or that have a broader investment style (such as general market).

●
Tax Risks:  The Tax-Exempt Fixed Income Fund may be more adversely impacted by changes in tax rates and policies than other mutual funds.  Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing tax-exempt status of, such interest income.  Therefore, any proposed or actual changes in such rates or exempt status can significantly affect the liquidity and marketability of municipal obligations, which could in turn affect the Tax-Exempt Fixed Income Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels.

●
U.S. Government Agency Obligations Risks:  Government agency obligations have different levels of credit support and therefore, different degrees of credit risk.  Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae®, present little credit risk.  Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac© and Fannie Mae©, are subject to a greater degree of credit risk.

23

PERFORMANCE OF THE FUNDS
The performance information shown gives some indication of the risks of an investment in the Actively Managed Funds.  No performance information is presented for the Enhanced Fundamental Index® Funds because, as of December 31, 2007, none of the Enhanced Fundamental Index® Funds had been in operation for a full calendar year.  The bar chart for each Actively Managed Fund illustrates the Fund’s calendar year returns.  Each Fund’s table compares the Fund’s average annual returns with a broad measure of market performance and an index of funds with similar investment objectives.  The information shown assumes reinvestment of dividends and distributions.  Remember, a Fund’s past performance, before and after taxes, is not necessarily an indication of how a Fund will perform in the future.

24

ASSETMARK LARGE CAP GROWTH FUND
Calendar Year Returns as of 12/31

The Large Cap Growth Fund’s calendar year-to-date return as of June 30, 2008 was -11.07%.

Best Quarter:	Q2	2003	15.88%
Worst Quarter:	Q3	2002	-19.09%

Average Annual Total Returns	Period Ended December 31, 2007

	One Year	Five Years	Since Inception(1)
Large Cap Growth Fund
Return Before Taxes	11.34%	10.79%	1.33%
Return After Taxes on Distributions(2)(3)	10.46%	10.53%	1.15%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	8.34%	9.40%	1.12%
Russell 1000® Growth Index(5)	11.81%	12.11%	2.64%
Lipper Large-Cap Growth Funds Index(6)	14.97%	12.06%	2.34%

(1)	The inception date of the Fund was June 29, 2001.

(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  For 2007, the highest ordinary income and short-term gain rate was 35.0% and the highest long-term gain rate was 15.0%.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(4)
“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(5)
The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation.  Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.  The Index is unmanaged and cannot be invested in directly.  The Index does not reflect any deduction for fees, expenses or taxes.

(6)
The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds category. These funds, by portfolio practice, invest at least 75% of equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the Standard & Poor’s (“S&P®”) Super Composite 1500® Index.  These funds typically have an above average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the Standard & Poor’s 500 Composite Index (“S&P 500® Index”).

25

ASSETMARK LARGE CAP VALUE FUND
Calendar Year Returns as of 12/31

The Large Cap Value Fund’s calendar year-to-date return as of June 30, 2008 was -14.92%.

Best Quarter:	Q2	2003	22.63%
Worst Quarter:	Q3	2002	-23.48%

Average Annual Total Returns	Period Ended December 31, 2007

	One Year	Five Years	Since Inception(1)
Large Cap Value Fund
Return Before Taxes	-3.23%	12.54%	5.43%
Return After Taxes on Distributions(2)(3)	-4.65%	11.61%	4.70%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	-0.44%	10.86%	4.58%
Russell 1000® Value Index(5)	-0.17%	14.63%	7.47%
Lipper Large-Cap Value Funds Index(6)	2.46%	13.04%	5.39%

(1)	The inception date of the Fund was June 29, 2001.

(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  For 2007, the highest ordinary income and short-term gain rate was 35.0% and the highest long-term gain rate was 15.0%.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(4)
“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(5)
The Russell 1000® Value Index contains those securities in the Russell 1000® Index with a less-than-average growth orientation.  Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.  The Index is unmanaged and cannot be invested in directly.  The Index does not reflect any deduction for fees, expenses or taxes.

(6)
The Lipper Large-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Value Funds category.  These funds, by portfolio practice, invest as least 75% of equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Super Composite 1500® Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500® Index.

26

ASSETMARK SMALL/MID CAP GROWTH FUND
Calendar Year Returns as of 12/31

The Small/Mid Cap Growth Fund’s calendar year-to-date return as of June 30, 2008 was -10.68%.

Best Quarter:	Q2	2003	20.13%
Worst Quarter:	Q2	2002	-19.64%

Average Annual Total Returns	Period Ended December 31, 2007

	One Year	Five Years	Since Inception(1)
Small/Mid Cap Growth Fund
Return Before Taxes	15.68%	15.40%	4.29%
Return After Taxes on Distributions(2)(3)	10.69%	13.72%	3.12%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	11.59%	12.78%	3.17%
Russell 2500™ Growth Index(5)	9.69%	17.43%	5.92%
Lipper Small-Cap Growth Funds Index(6)	9.68%	15.44%	4.90%
Russell Midcap® Growth Index(7)	11.43%	17.90%	6.61%
Lipper Mid-Cap Growth Funds Index(8)	21.41%	17.93%	6.12%

(1)	The inception date of the Fund was June 29, 2001.

(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  For 2007, the highest ordinary income and short-term gain rate was 35.0% and the highest long-term gain rate was 15.0%.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(4)
“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(5)
The Russell 2500TM Growth Index measures the performance of those Russell 2500TM companies with higher price-to-book ratios and higher forecasted growth values.  The Index is unmanaged and cannot be invested in directly.  The Index does not reflect any deduction for fees, expenses or taxes.

(6)
The Lipper Small-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Growth Funds category.  These funds, by portfolio practice, invest 75% of equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P Super Composite 1500® Index.  These funds typically have an above average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

27

(7)
The Russell Midcap® Growth Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

(8)
Lipper Mid-Cap Growth Funds Index is an index in which funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 IndexTM.  Mid-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.  These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified mid-cap funds universe average.

28

ASSETMARK SMALL/MID CAP VALUE FUND
Calendar Year Returns as of 12/31

The Small/Mid Cap Value Fund’s calendar year-to-date return as of June 30, 2008 was -10.18%.

Best Quarter:	Q2	2003	19.04%
Worst Quarter:	Q3	2002	-16.26%

Average Annual Total Returns	Period Ended December 31, 2007

	One Year	Five Years	Since Inception(1)
Small/Mid Cap Value Fund
Return Before Taxes	-10.86%	11.20%	6.69%
Return After Taxes on Distributions(2)(3)	-11.83%	9.55%	5.47%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	-6.78%	9.43%	5.56%
Russell 2500™ Value Index(5)	-7.27%	16.17%	10.73%
Lipper Small-Cap Value Funds Index(6)	-4.57%	16.41%	10.61%
Russell Midcap® Value Index(7)	-1.42%	17.92%	11.59%
Lipper Mid-Cap Value Funds Index(8)	3.62%	16.73%	10.01%

(1)	The inception date of the Fund was June 29, 2001.

(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  For 2007, the highest ordinary income and short-term gain rate was 35.0% and the highest long-term gain rate was 15.0%.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(4)
“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(5)
The Russell 2500TM Value Index measures the performance of those Russell 2500TM companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Value Index is generally representative of smaller capitalization value stocks.  The Index is unmanaged and cannot be invested in directly.  The Index does not reflect any deduction for fees, expenses or taxes.

(6)
The Lipper Small-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Value Funds category.  These funds, by portfolio practice, invest 75% of equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P Super Composite 1500® Index.  These funds typically have a below average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

29

(7)
The Russell Midcap® Value Index measures the performance of those Russell Midcap® measures with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.  The Index is unmanaged and cannot be invested in directly.  The Index does not reflect any deduction for fees, expenses or taxes.

(8)
The Lipper Mid-Cap Value Funds Index is an index in which funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 IndexTM.  Mid-cap value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors.  These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified mid-cap funds universe average.

30

ASSETMARK INTERNATIONAL EQUITY FUND
Calendar Year Returns as of 12/31

The International Equity Fund’s calendar year-to-date return as of June 30, 2008 was -12.17%.

Best Quarter:	Q2	2003	18.44%
Worst Quarter:	Q3	2002	-19.20%

Average Annual Total Returns	Period Ended December 31, 2007

	One Year	Five Years	Since Inception(1)
International Equity Fund
Return Before Taxes	12.54%	21.09%	11.03%
Return After Taxes on Distributions(2)(3)	9.54%	19.69%	10.02%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	11.27%	18.53%	9.54%
MSCI EAFE® Index(5)	11.63%	22.08%	12.12%
Lipper International Funds Index(6)	14.25%	21.82%	12.36%

(1)	The inception date of the Fund was June 29, 2001.

(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  For 2007, the highest ordinary income and short-term gain rate was 35.0% and the highest long-term gain rate was 15.0%.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.  In certain cases, the figure representing “Return After Taxes on Distributions” may be higher than the other return figures for the same period.  A higher after-tax return can result when the return after taxes on distributions reflects a tax benefit resulting from foreign tax credits generated from the Fund’s investments.

(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(4)
“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(5)
The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada.  As of June 30, 2008, the MSCI EAFE® Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  The Index is unmanaged and cannot be invested in directly.  The Index does not reflect any deduction for fees, expenses or taxes.

(6)
The Lipper International Funds Index is an unmanaged index which measures the composite performance of the 30 largest international mutual funds, as categorized by Lipper Inc. These funds invest assets in securities with primary trading markets outside of the United States.

31

ASSETMARK REAL ESTATE SECURITIES FUND
Calendar Year Returns as of 12/31

The Real Estate Securities Fund’s calendar year-to-date return as of June 30, 2008 was -3.06%.

Best Quarter:	Q4	2004	16.05%
Worst Quarter:	Q4	2007	-13.63%

Average Annual Total Returns	Period Ended December 31, 2007

	One Year	Five Years	Since Inception(1)
Real Estate Securities Fund
Return Before Taxes	-17.81%	17.31%	14.23%
Return After Taxes on Distributions(2)(3)	-20.31%	15.04%	12.10%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	-9.01%	14.55%	11.73%
Dow Jones Wilshire REIT Index (5)	-17.32%	18.26%	14.77%
Lipper Real Estate Funds Index(6)	-13.50%	18.27%	14.62%

(1)	The inception date of the Fund was June 29, 2001.

(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  For 2007, the highest ordinary income and short-term gain rate was 35.0% and the highest long-term gain rate was 15.0%.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(4)
“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(5)
The Dow Jones Wilshire REIT Index measures U.S. publicly-traded REITs. The Index is comprised of companies whose charters are the equity ownership and operation of commercial real estate and that derive a minimum of 75% of revenue from the stated operations.  The Index is composed of 93 common stocks, selected for their market capitalization, source of revenue and liquidity.  The Index is unmanaged and cannot be invested in directly.  The Index does not reflect any deduction for fees, expenses or taxes.

(6)
The Lipper Real Estate Funds Index is an unmanaged index which measures the composite performance of the 30 largest real estate mutual funds, as categorized by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends.

32

ASSETMARK TAX-EXEMPT FIXED INCOME FUND
Calendar Year Returns as of 12/31

The Tax-Exempt Fixed Income Fund’s calendar year-to-date return as of June 30, 2008 was -0.40%.

Best Quarter:	Q3	2002	4.56%
Worst Quarter:	Q2	2004	-2.40%

Average Annual Total Returns	Period Ended December 31, 2007

	One Year	Five Years	Since Inception(1)
Tax-Exempt Fixed Income Fund
Return Before Taxes	1.63%	2.19%	3.32%
Return After Taxes on Distributions(2)(3)	1.63%	2.18%	3.31%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	2.05%	2.18%	3.16%
Lehman Brothers® Municipal Bond Index(5)	3.36%	4.30%	5.10%
Lipper Intermediate Municipal Bond Funds Index(6)	3.21%	3.26%	4.04%

(1)           The inception date of the Fund was June 29, 2001.

(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  For 2007, the highest ordinary income and short-term gain rate was 35.0% and the highest long-term gain rate was 15.0%.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(4)
“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(5)
The Lehman Brothers® Municipal Bond Index measures the performance of investment-grade, tax-exempt and fixed-rate bonds with long-term maturities (greater than two years) selected from issues larger than $50 million.  The Index is unmanaged and cannot be invested in directly.  The Index does not reflect any deduction for fees, expenses or taxes.

(6)	The Lipper Intermediate Municipal Bond Funds Index is an index of portfolios that invest in municipal debt issues with dollar-weighted average maturities of five to 10 years.

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ASSETMARK CORE PLUS FIXED INCOME FUND
Calendar Year Returns as of 12/31

The Core Plus Fixed Income Fund’s calendar year-to-date return as of June 30, 2008 was -1.31%.

Best Quarter:	Q3	2006	3.68%
Worst Quarter:	Q2	2004	-2.39%

Average Annual Total Returns	Period Ended December 31, 2007

	One Year	Five Years	Since Inception(1)
Core Plus Fixed Income Fund
Return Before Taxes	5.33%	4.24%	4.97%
Return After Taxes on Distributions(2)(3)	3.71%	2.78%	3.52%
Return After Taxes on Distributions and Sale of Fund Shares(2)(4)	3.47%	2.78%	3.40%
Lehman Brothers® Aggregate Bond Index(5)	6.97%	4.42%	5.68%
Lipper Intermediate Investment-Grade Debt Funds Index(6)	5.43%	4.37%	5.32%

(1)	The inception date of the Fund was June 29, 2001.

(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  For 2007, the highest ordinary income and short-term gain rate was 35.0% and the highest long-term gain rate was 15.0%.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(4)
“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(5)
The Lehman Brothers® Aggregate Bond Index measures the performance of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The Lehman Brothers® Aggregate Bond Index is a broad representation of the investment-grade fixed-income market in the United States and includes U.S. government and corporate debt securities, mortgage- and asset-backed securities and international U.S. dollar-denominated bonds. All securities contained in the Lehman Brothers® Aggregate Bond Index have a minimum term to maturity of one year.  The Index is unmanaged and cannot be invested in directly.  The Index does not reflect any deduction for fees, expenses or taxes.

(6)
The Lipper Intermediate Investment-Grade Debt Funds Index is an index consisting of Funds that invest at least 65% of fund assets in investment grade debt issued (rated in top four grades with dollar-weighted average maturities of one to five years).

34

FEES AND EXPENSES OF THE FUNDS
The following section describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

NONE

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Actively Managed Funds
Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Growth Fund	Small/Mid Cap Value Fund	International Equity Fund	Real Estate Securities Fund	Tax- Exempt Fixed Income Fund	Core Plus Fixed Income Fund
Management Fees(1)	0.92%	0.92%	0.95%	0.98%	0.93%	0.95%	0.80%	0.74%
Distribution (Rule 12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Shareholder Servicing Fees	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Other Expenses(5)	0.11%	0.12%	0.20%	0.20%	0.20%	0.28%	0.14%	0.14%
Acquired Fund Fees and Expenses(2)	0.00%	0.00%	0.00%	0.08%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses(3) (4)	1.33%	1.34%	1.45%	1.56%	1.43%	1.53%	1.24%	1.18%

Enhanced Fundamental Index® Funds
Enhanced Fundamental Index® Large Company Growth Fund	Enhanced Fundamental Index® Large Company Value Fund	Enhanced Fundamental Index® Small Company Growth Fund	Enhanced Fundamental Index® Small Company Value Fund	Enhanced Fundamental Index® International Equity Fund(7)
Management Fees(1)	0.75%	0.75%	0.75%	0.75%	0.80%
Distribution (Rule 12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Shareholder Servicing Fees	0.05%	0.05%	0.05%	0.05%	0.08%
Other Expenses (5)	0.78%	0.89%	2.51%	5.25%	0.40%
Acquired Fund Fees and Expenses(2)	0.00%	0.00%	0.00%	0.02%	0.00%
Total Annual Fund Operating Expenses	1.83%	1.93%	3.56%	6.32%	1.53%
Management Fee Waiver/Expense Reimbursements(6)	-0.60%	-0.70%	-2.33%	-5.08%	-0.18%
Net Annual Fund Operating Expenses	1.23%	1.23%	1.23%	1.24%	1.35%

(1)
Under a Fee Waiver Agreement, the Advisor has contractually agreed to: (1) waive 0.025% of each Fund’s annual advisory fee on Trust assets in excess of $6 billion, and an additional 0.025% of each Fund’s annual advisory fee on Trust assets in excess of $12 billion; and (2) waive portions of its advisory fee to the extent necessary to ensure that the net fee payable to the Advisor does not exceed certain stated target maximum amounts, after taking into account negotiated fees paid to sub-advisors.  This agreement is designed to pass on certain savings in the underlying sub-advisory fee arrangements over time.

(2)
Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, or business development companies (“Acquired Funds”).  The indirect fee represents a pro rata portion of the cumulative expenses of the Acquired Funds.  Please note that disclosure of these indirect expenses of the underlying funds means that the Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses for the Small/Mid Cap Value Fund and the Enhanced Fundamental Index® Small Company Value Fund during the fiscal year ended March 31, 2008 were 1.49% and 6.30%, respectively.

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(3)
The Advisor has entered into an Expense Waiver and Reimbursement Agreement with the Trust on behalf of each Actively Managed Fund that is in place through October 31, 2009, and may be continued thereafter.  Under the Agreement, the Advisor has agreed to waive its fees and/or bear Fund expenses to the extent necessary to ensure that Total Annual Fund Operating Expenses of each Fund remain below certain levels, as described in the “Management of the Funds” section of this Prospectus.  The Agreement also permits the Advisor to recapture waived fees and expenses paid for up to three years from the time the fees are waived or expenses paid if a Fund’s expense levels fall below the stated expense limit.  During the fiscal year ended March 31, 2008, each Actively Managed Fund had total annual fund operating expenses equal to or below the stated levels, so no expense subsidy from the Advisor was required.  Based on Fund asset sizes and expense subsidy/recapture status as of the date of this Prospectus, the Advisor is no longer subsidizing expenses or recapturing fees waived and/or expenses paid by any Actively Managed Fund and does not expect to do so going forward.

(4)
During the last fiscal year, certain Funds loaned their portfolio securities to brokers and generated related Fund expense reductions of 0.05% for the Large Cap Growth Fund, 0.05% for the Large Cap Value Fund, 0.15% for the Small/Mid Cap Growth Fund, 0.09% for the Small/Mid Cap Value Fund, 0.01% for the International Equity Fund, 0.07% for the Real Estate Securities Fund and 0.05% for the Core Plus Fixed Income Fund. Including these expense reductions, the Net Annual Fund Operating Expenses for the Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, International Equity Fund, Real Estate Securities Fund and Core Plus Fixed Income Fund would have been 1.28%, 1.29%, 1.30%, 1.47%, 1.42%, 1.46%, and 1.13%, respectively.

(5)
Other Expenses include custodian, transfer agency and other customary Fund expenses incurred by a Fund during its prior fiscal year.  Other Expenses also include the fees and expenses indirectly borne by a Fund in connection with its investments in other mutual funds.  These indirect fees and expenses are referred to as “acquired fund fees and expenses.” Acquired fund fees and expenses did not exceed 0.01% of the Fund’s average daily net assets for the fiscal year ended March 31, 2008 for all funds except for the Small/Mid Cap Value Fund and the Enhanced Fundamental Index® Small Company Value Fund.  Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the Ratio of Expenses to Average Net Assets included in the “Financial Highlights” section of the Prospectus because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include indirect expenses such as acquired fund fees and expenses.

(6)
The Advisor has entered into an Expense Waiver and Reimbursement Agreement with the Trust on behalf of each Enhanced Fundamental Index® Fund that is in place through May 31, 2009, and may be continued thereafter.  Under the Agreement, the Advisor has agreed to waive its fees and/or bear Fund expenses to the extent necessary to ensure that Total Annual Fund Operating Expenses for the Enhanced Fundamental Index® Large Company Growth Fund, Enhanced Fundamental Index® Large Company Value Fund, Enhanced Fundamental Index® Small Company Growth Fund and Enhanced Fundamental Index® Small Company Value Fund do not exceed 1.22% and that Total Annual Fund Operating Expenses for the Enhanced Fundamental Index® International Equity Fund do not exceed 1.35%, as described in the “Management of the Funds” section of this Prospectus.  The Agreement also permits the Advisor to recapture waived fees and expenses paid for up to three years from the time the fees are waived or expenses paid if a Fund’s expense levels fall below the stated expense limit.

(7)
The Enhanced Fundamental Index® International Equity Fund has not commenced operations as of the date of this Prospectus, and the “other expenses” reflect estimated expenses for the fiscal period ending March 31, 2009.

EXPENSE EXAMPLE

The following Expense Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Expense Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% rate of return each year and assumes reinvestment of all dividends and distributions.  The one-year dollar amounts and the dollar amounts for the first year of the three-, five- and 10-year columns for each Fund reflect the “Net Annual Fund Operating Expenses” of each Fund that result from any contractual expense limitation arrangement.  The second and later years within the three-, five- and 10-year columns for each Fund reflect the “Total Annual Fund Operating Expenses” of each Fund without any expense limitation.  Although your actual costs may be higher or lower, based on these assumptions, your costs for each Fund would be:

36

Fund	1 Year	3 Years	5 Years	10 Years
Large Cap Growth Fund	$135	$421	$729	$1,601
Large Cap Value Fund	$136	$425	$734	$1,613
Small/Mid Cap Growth Fund	$148	$459	$792	$1,735
Small/Mid Cap Value Fund	$159	$493	$850	$1,856
International Equity Fund	$146	$452	$782	$1,713
Real Estate Securities Fund	$156	$483	$834	$1,824
Tax-Exempt Fixed Income Fund	$126	$393	$681	$1,500
Core Plus Fixed Income Fund	$120	$375	$649	$1,432
Enhanced Fundamental Index® Large Company Growth Fund	$125	$517	$934	$2,099
Enhanced Fundamental Index® Large Company Value Fund	$125	$540	$981	$2,207
Enhanced Fundamental Index® Small Company Growth Fund	$125	$875	$1,646	$3,674
Enhanced Fundamental Index® Small Company Value Fund	$126	$1,421	$2,681	$5,689
Enhanced Fundamental Index® International Equity Fund	$137	$466	N/A1	N/A1

1 No costs are provided for the five- and 10-year periods for the Enhanced Fundamental Index® International Equity Fund because such Fund has not commenced operations as of the date of this Prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds disclose their portfolio holdings semi-annually in shareholder reports and in quarterly SEC filings.  The Funds also post their respective portfolio holdings on their website at www.assetmark.com or www.GenworthWealth.com 30 days after the end of each month.  A further description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings can be found in the Funds’ Statement of Additional Information, which can be obtained free of charge by contacting the Funds’ transfer agent at (888) 278-5809.

MANAGEMENT OF THE FUNDS
Investment Advisor
Genworth Financial Wealth Management, Inc., 2300 Contra Costa Boulevard, Suite 600, Pleasant Hill, California 94523-3967, serves as the investment advisor to each of the Funds under an investment advisory agreement with the Trust (the “Investment Advisory Agreement”).  GFWM is registered as an investment advisor with the SEC.

The Advisor is a subsidiary of Genworth Financial, Inc. (“Genworth”), a publicly traded company. Genworth, headquartered in Richmond, Virginia, is a leading insurance company in the United States and is expanding globally, with operations in 25 countries. Genworth serves the life and lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers.

The Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and subject to review and approval by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”): (i) sets the Fund’s overall investment strategies; (ii) evaluates, selects and recommends sub-advisors to manage all or part of a Fund’s assets; (iii) when appropriate, allocates and reallocates a Fund’s assets among sub-advisors; (iv) monitors and evaluates the performance of sub-advisors, including their compliance with the investment objectives, policies and restrictions of the Fund; and (v) implements procedures to ensure that the sub-advisors comply with the Fund’s investment objectives, policies and restrictions.  The Advisor has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) to oversee the sub-advisors and recommends their hiring, termination and replacement.

37

Under the Investment Advisory Agreement, the Advisor is entitled to an annual fee from each Fund for its services according to the following table:

Fund	Advisory Fee (as a percentage of average daily net assets)
Large Cap Growth Fund	0.95%
Large Cap Value Fund	0.95%
Small/Mid Cap Growth Fund	0.95%
Small/Mid Cap Value Fund	1.00%
International Equity Fund	0.95%
Real Estate Securities Fund	0.95%
Tax-Exempt Fixed Income Fund	0.80%
Core Plus Fixed Income Fund	0.75%
Enhanced Fundamental Index® Large Company Growth Fund	0.75%
Enhanced Fundamental Index® Large Company Value Fund	0.75%
Enhanced Fundamental Index® Small Company Growth Fund	0.75%
Enhanced Fundamental Index® Small Company Value Fund	0.75%
Enhanced Fundamental Index® International Equity Fund	0.80%

The Trust and Advisor have entered into a Fee Waiver Agreement designed to provide Fund shareholders with the economic benefits of economies of scale that may be realized as Fund assets increase.  Under the Fee Waiver Agreement, the Advisor has contractually agreed to: (1) waive 0.025% of each Fund’s annual advisory fee on Trust assets in excess of $6 billion and an additional  0.025% of each Fund’s annual advisory fee on Trust assets in excess of $12 billion; and (2) waive portions of its advisory fee to the extent necessary to pass on certain savings in the underlying sub-advisory fee arrangements over time.

Finally, the Advisor has entered into an Expense Waiver and Reimbursement Agreement in which it has agreed to waive fees and/or pay Fund expenses to the extent necessary to keep each of the Fund’s expenses from exceeding a stated maximum percentage (“cap”) for the period ending on October 31, 2009  for the Actively Managed Funds and May 31, 2009 for the Fundamental Index® Funds.  Under the Expense Waiver and Reimbursement Agreement, the Advisor may recapture waived fees and expenses it pays for a three-year period under specified conditions.  As of March 31, 2008, Fund expenses have declined as the Actively Managed Funds have grown such that the Advisor has recaptured all waived fees and expenses. The expense cap for each Fund is as follows:

38

Fund	Expense Cap
Large Cap Growth Fund	1.49%
Large Cap Value Fund	1.49%
Small/Mid Cap Growth Fund	1.59%
Small/Mid Cap Value Fund	1.59%
International Equity Fund	1.59%
Real Estate Securities Fund	1.49%
Tax-Exempt Fixed Income Fund	1.29%
Core Plus Fixed Income Fund	1.29%
Enhanced Fundamental Index® Large Company Growth Fund	1.22%
Enhanced Fundamental Index® Large Company Value Fund	1.22%
Enhanced Fundamental Index® Small Company Growth Fund	1.22%
Enhanced Fundamental Index® Small Company Value Fund	1.22%
Enhanced Fundamental Index® International Equity Fund	1.35%

The Advisor’s primary business is to operate the Genworth Financial Wealth Management investment platform (the "GWFM Platform"), a managed account platform that is used by financial professionals, such as investment advisors and broker-dealers, to deliver state of the art financial planning, investment advisory and asset allocation services to their clients.  Through the GFWM Platform, investors can invest in, among other things, a variety of asset allocation models using open-end mutual funds.  The AssetMark Funds are included among the many investment products made available through the GWFM  Platform.  Through the platform, GWFM provides investment consulting and administrative services to advisors and broker-dealers and administered in excess of $18 billion in investor assets as of June 30, 2008, including mutual funds, variable annuities, ETFs and privately managed accounts.

GWFM invests a portion of its revenues from operating the GFWM Platform back into the program in the form of allowances to certain participating financial professionals that utilize the platform.  Under its Gold Premier Consultant Program, individual investment advisors are entitled to receive a quarterly business development allowance for reimbursement for qualified marketing/practice management expenses incurred by the individual investment advisor.  These amounts range from $5,000 to $105,000 annually, depending on the amount of the individual investment advisor’s client assets managed within the GFWM Platform.  Similarly, GFWM provides opportunities for broker-dealer firms participating in the GFWM Platform to receive fee reductions and/or allowances in amounts ranging from 0.02% to 0.07% of the amount of client assets invested through the GFWM Platform.  GFWM also sponsors annual conferences for its participating financial professionals designed to facilitate and promote the success of the GFWM Platform and its participating financial professionals.  AssetMark Funds sub-advisors, many of which also provide separate account management services through the GFWM Platform, are provided with opportunities to economically sponsor portions of the annual advisor conference.  GFWM also bears the cost of airfare for certain financial professional clients to attend GFWM’s annual conference or to conduct due diligence visits to GFWM’s offices.  In addition, GFWM may, from time to time, support its clients by sponsoring conferences or other client events conducted by investment advisors.

The Advisor has entered into a sub-advisory agreement with each sub-advisor and compensates each sub-advisor out of the investment advisory fees it receives from the applicable Fund.  The Advisor may, from time to time, engage one or more consultants to provide research, including statistical information and economic data that the Advisor uses when (i) selecting sub-advisors for the Funds and allocating a Fund's assets among sub-advisors; (ii) monitoring the ongoing performance and operations of the sub-advisors; and (iii) making recommendations to the Board of Trustees about hiring and changing sub-advisors.  The Advisor pays any such consultant fees from its own resources.

Each sub-advisor makes investment decisions for the assets it has been allocated to manage.  The Advisor oversees the sub-advisors for compliance with each of the Fund’s investment policies and guidelines, and monitors each sub-advisor’s adherence to its investment style.  The Board of Trustees supervises the Advisor and the sub-advisors, establishes policies that they must follow in their management activities and oversees the hiring and termination of sub-advisors recommended by the Advisor.  The SEC has issued an exemptive order (the “Exemptive Order”) that permits the Advisor, subject to certain conditions and approval by the Board of Trustees, but without shareholder approval, to hire new sub-advisors for new or existing Funds, change the terms of particular agreements with sub-advisors or continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement.  Within 90 days of retaining a new sub-advisor, shareholders of any affected Fund will receive notification of the change.  The Exemptive Order relieves the Funds from the requirement to disclose certain fees paid to sub-advisors (except to any sub-advisors affiliated with the Advisor) in documents filed with the SEC and provided to shareholders.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement and each sub-advisory agreement (other than the sub-advisory agreements with Integrity Asset Management, LLC and Duff & Phelps Investment Management Co.) is available in the Funds’ semi-annual report to shareholders for the period ended September 30, 2007.  A discussion regarding the basis for the Board’s approval of the sub-advisory agreements with Integrity Asset Management, LLC and Duff & Phelps Investment Management Co. is available in the Funds’ annual report to shareholders for the period ended March 31, 2008.

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Sub-Advisors and Portfolio Managers
The sub-advisors and portfolio managers set forth below are responsible for the day-to-day portfolio management of the respective Funds.  The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Funds they manage.

Large Cap Growth Fund:
TCW Investment Management Company (“TCW”), 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, is a sub-advisor for the Large Cap Growth Fund.  TCW is a member of The TCW Group, Inc. (“TCW Group”), which is an indirect subsidiary of Societe Generale S.A. TCW Group is a group of affiliated global financial companies providing a broad range of international and U.S. equity and fixed income investment products and services for investors around the world. With a team of over 400 investment and administrative professionals located in Los Angeles, New York and Houston, the firm has a broad depth of knowledge, investment experience and research capability. The firm had approximately $127.4 billion under management or committed to management as of June 30, 2008.  The following individual is responsible for managing TCW’s allocated portion of the Large Cap Growth Fund’s assets:

●	Craig C. Blum, CFA
Managing Director, U.S. Equities
Prior to joining TCW in 1999, Mr. Blum focused on commercial mortgage-backed securities cash flow modeling and deal structuring as a Senior Analyst with FMAC Capital Markets.  Prior to that, Mr. Blum was employed by PaineWebber and Merrill Lynch.  He currently serves as Portfolio Manager of the Fund.  Mr. Blum received his BS in Applied Mathematics and Computer Science from the University of California at Los Angeles and his MBA in Finance from the UCLA Anderson School of Management.  He has more than 14 years of experience in the investment management industry and is a CFA charterholder.

Atlanta Capital Management Company, LLC (“Atlanta”), 1349 West Peachtree Street, Suite 1600, Atlanta, Georgia 30309, is a sub-advisor for the Large Cap Growth Fund.  Atlanta is a leading Atlanta-based investment firm specializing in managing domestic large cap growth portfolios, with approximately $8.4 billion in assets under management as of June 30, 2008. Atlanta believes attractive investment returns are produced by investing in a diversified portfolio of high quality companies capable of sustaining superior rates of earnings growth.  Atlanta manages its allocated portion of the Large Cap Growth Fund’s assets on a team basis.  The team consists of the following individuals:

●	William R. Hackney, III, CFA
Managing Partner and Member of the Executive Committee
Mr. Hackney serves as Chief Investment Officer with primary responsibilities in equity portfolio management.  Mr. Hackney joined Atlanta in 1995.  Prior to joining Atlanta, he was Senior Vice President and Chief Investment Officer of First Union Corporation’s Capital Management Group in Charlotte, North Carolina.  In this capacity, he supervised the investment management of over $20 billion in institutional and individual assets.  Mr. Hackney is a graduate of the University of North Carolina at Chapel Hill and holds an MBA degree from The Citadel in Charleston, South Carolina.  He served as a U.S. Marine Corps officer during the Vietnam era and retired with the rank of Colonel in the U.S. Marine Corps Reserve.

40

●	Marilyn Robinson Irvin, CFA
Senior Vice President and Principal
Ms. Irvin serves as a portfolio manager for the firm’s equity products.  Ms. Irvin joined Atlanta in 1989 and has worked at a portfolio manager level at the firm for over five years.  Prior to joining the firm, she was a Treasury Analyst and Fixed Income Trader for Consolidated Health Care in Richmond, Virginia.  Ms. Irvin holds a Bachelor of Business Administration degree and a Master of Science degree in finance from Georgia State University.  She is actively involved with the CFA Institute.  She is also a Certified Cash Manager.

●	Paul J. Marshall, CFA
Vice President and Principal
Mr. Marshall serves as Director of Research and as a member of the large cap portfolio management team.  Prior to joining the firm in 2000, Mr. Marshall was a portfolio manager with Bank of America Capital Management and was responsible for co-managing the Nations Capital Growth Fund.  He has also served as a portfolio manager for the Nations Value Fund and as an energy analyst supporting value, growth, balanced and equity income portfolios.  Mr. Marshall is a graduate of Vanderbilt University where he earned a Bachelor of Science degree in Economics.  Additionally, he obtained his Masters of Business Administration from the University of Notre Dame and has served as an officer in the United States Army.

●	Richard B. England, CFA
Managing Director — Equities and Principal
Mr. England serves as a member of the Investment Policy Committee and as portfolio manager for large cap growth equity portfolios.  Prior to joining the firm in 2004, Mr. England was with Putnam Investments in Boston, where he was Senior Portfolio Manager on the core growth equity team.  Previously, he was with Aetna Equity Investors.  Mr. England is a graduate of the University of Florida, where he earned his Bachelor of Science degree.  He received a Masters of Business Administration degree from the Wharton School, University of Pennsylvania.

Wellington Management Company, LLP (“Wellington Management”), a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as a sub-advisor to the Large Cap Growth Fund and is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.  As of June 30, 2008, Wellington Management had investment management authority with respect to approximately $550 billion in assets.  The following individuals are primarily responsible for the day-to-day management of Wellington Management’s allocated portion of the Large Cap Growth Fund’s portfolio:

●	Mammen Chally, CFA
Vice President, Equity Portfolio Manager
Mr. Chally has served as portfolio manager for the portion of the Large Cap Growth Fund managed by Wellington Management since 2006. Mr. Chally joined Wellington Management as an investment professional in 1994.

●	James A. Rullo, CFA
Senior Vice President, Director of the Quantitative Investment Group
Mr. Rullo joined Wellington Management as an investment professional in 1994.  Mr. Rullo has been involved in portfolio management and securities analysis for the portion of the Large Cap Growth Fund managed by Wellington Management since 2006.

Large Cap Value Fund:
Brandes Investment Partners, L.P. (“Brandes”), 11988 El Camino Real, Suite 500, San Diego, California 92130, is a registered investment advisor founded in 1974 and serves as a sub-advisor to the Large Cap Value Fund.  As of June 30, 2008, Brandes’ assets under management totaled $86.4 billion.  Brandes manages its allocated portion of the Large Cap Value Fund’s assets on a team basis.  Brandes’ Large Cap Investment Committee is responsible for making the day-to-day investment decisions for its allocated portion of the Large Cap Value Fund’s assets.  No single individual is in charge of purchase decisions – instead, the entire committee participates in the decision-making process.  The departure of one individual should not materially affect the investment process or performance of the Large Cap Investment Committee.  In order to increase the Large Cap Investment Committee’s effectiveness, Brandes periodically rotates a minority of committee membership among select investment professionals.  Following are the six Investment Committee members who are jointly responsible for the investment decisions of the Brandes Large Cap Investment Committee:

41

●	Glenn R. Carlson, CFA
Chief Executive Officer
Mr. Carlson serves as Chief Executive Officer and is a member of the firm’s Executive Committee.  As an Executive Committee member, he contributes to strategic decisions and guides the firm toward its vision and objectives.  As CEO, he has responsibility for monitoring progress toward plan objectives and managing the firm’s functional areas.  He also contributes to the investment process as a member of the Investment Oversight Committee and as a voting member of the Large Cap Investment Committee.  Mr. Carlson serves as a senior institutional portfolio manager for a limited number of client relationships and oversees the Portfolio Management/Client Services department. Prior to becoming CEO in 2004, he served as Co-CEO from 2002 to 2004 and Managing Partner from 1996 to 2002. Mr. Carlson earned his BA from the University of California, San Diego.  He is a member of the Financial Analysts Society of San Diego and has 25 years of investment experience.

●	Brent V. Woods, CFA
Managing Director — Investments
Mr. Woods is a member of the firm’s Executive Committee, contributing to strategic decisions and guiding the firm toward its vision and objectives.  Mr. Woods also serves as Managing Director – Investments, with responsibility for the securities research efforts of the firm and oversight of the product investment committees.  In addition, he is a member of the Investment Oversight Committee and a voting member of the Large Cap Investment Committee.  He also served as a Managing Partner for Brandes from 1998 to 2000.  Prior to joining Brandes, Mr. Woods worked as an attorney with a Wall Street law firm, specializing in public and private securities offerings, as well as mergers and acquisitions.  Mr. Woods earned his AB, Phi Beta Kappa, from Princeton University, a master’s degree in international studies from St. John’s College at Cambridge University, England and a JD, cum laude, from Harvard Law School.  He has 13 years of investment experience.

●	Amelia Maccoun Morris, CFA
Director — Investments
Ms. Morris is responsible for overseeing and directing equity research activities in the telecommunications, media and consumer sectors.  In addition, Ms. Morris contributes to the investment process as a member of the Investment Oversight Committee and a voting member of the Large Cap Investment Committee.  She has served as a Director – Investments since 2004 and served as a Senior Research Analyst from 1998 to 2004.  Prior to joining Brandes, Ms. Morris worked in corporate finance, specializing in non-U.S. equity offerings, and as a senior equity analyst with an international investment bank.  Ms. Morris holds an MBA from the University of Chicago, and graduated Phi Beta Kappa, cum laude, with a degree in economics from the University of California, Davis.  She has 20 years of investment experience.

●	W. James Brown, CFA
Director — Investments
Mr. Brown is a senior analyst and a voting member of the Large Cap Investment Committee.  He also leads the firm’s research efforts in the financial institutions and utilities sectors.  Mr. Brown has served as a Director – Investments since 2004 and served as a Senior Research Analyst from 1996 to 2004.  Prior to joining Brandes, Mr. Brown was a senior vice president with a major national banking organization, where he served in various capacities, including senior portfolio manager, regional director of investments and head of Texas private banking.  His prior professional experience includes 10 years as an Air Force pilot and 10 years as an investment consultant with a large Wall Street firm.  Mr. Brown earned a Bachelor of Science degree from the United States Air Force Academy and an MBA from Harvard Business School.  He has 24 years of investment experience.

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●	Keith Colestock, CFA
Director — Investments
Mr. Colestock is a senior analyst.  He also is a voting member of the Large Cap and Mid Cap Investment Committees.  Mr. Colestock has served as a Director – Investments since 2004, and he served as Senior Research Analyst from 2001 to 2004 and a Portfolio Manager from 1995 to 2001.  Prior to joining Brandes, Mr. Colestock served as senior equity analyst and director of research for an investment research firm in San Diego.  Before that, Mr. Colestock was an independent demographic consultant to retail real estate developers.  He earned his BA in business administration from California State University, Fullerton.  He is a current member and past president of the Financial Analysts Society of San Diego.  Mr. Colestock has 18 years of investment experience.

●	Brent Fredberg, CPA, CMA
Senior Analyst
Mr. Fredberg is a senior research analyst responsible for research in the technology and household durables areas.  He is a voting member of the firm’s Large Cap Investment Committee.  Mr. Fredberg has served as a Senior Research Analyst since 2003 and served as an Analyst from 1999 to 2003.  Prior to joining Brandes, Mr. Fredberg worked for a major U.S. consumer products company as a financial analyst and controller.  He earned his MBA with distinction from Northwestern University’s Kellogg Graduate School of Management and his BS in finance with distinction from the University of Iowa.  Mr. Fredberg is a CPA and CMA, with 14 years of finance and investment experience.

Davis Selected Advisers, L.P. (“Davis”), 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85756, is an independent money management firm that specializes in large cap value equities, catering to institutional and individual clients worldwide and serves as a sub-advisor to the Large Cap Value Fund.  With over $93.9 billion under management as of June 30, 2008, Davis conducts extensive research to identify well-managed companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value.  The firm’s goal is to invest in companies for the long term.  This value-oriented approach used by Davis to manage its allocated portion of the Large Cap Value Fund’s assets has been honed over 50 years and three generations of portfolio management.  Davis manages its allocated portion of the Large Cap Value Fund’s portfolio on a team basis.  The team consists of the following individuals:

●	Christopher C. Davis
Portfolio Manager
Mr. Davis has over 19 years experience in investment management and securities research.  Mr. Davis joined Davis in 1989 after working as a securities analyst, and now directs the portfolio management of Davis’ large cap equity portfolios along with Kenneth C. Feinberg.  He has functioned in the role of portfolio manager during the past five years.  He received his MA degree from the University of St. Andrews in Scotland.

●	Kenneth C. Feinberg
Portfolio Manager
Mr. Feinberg is Portfolio Manager for all large cap value equity and financial stock portfolios at Davis.  He joined Davis in 1994.  He has functioned in the role of portfolio manager during the past five years.  Previously, he was a Vice President at the Continental Corporation and a capital and business analyst for the General Foods Corporation.  Mr. Feinberg received his MBA degree from Columbia University and his BA degree from Johns Hopkins University.

NFJ Investment Group, L.P. (“NFJ”), 2100 Ross Avenue, Suite 700, Dallas, Texas 75201, is a sub-advisor for the Large Cap Value Fund. NFJ had approximately $35.6 billion in assets under management as of June 30, 2008, and is owned by Allianz Global Investors U.S. Equities LLC, which is a wholly-owned subsidiary of Allianz Global Investors of America L.P.  NFJ manages its allocated portion of the Large Cap Value Fund's portfolio on a team basis. The team consists of the following individuals:

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●	Jeffrey S. Partenheimer, CFA, CPA
Managing Director
Mr. Partenheimer has over 23 years’ experience in financial analysis, portfolio management and large corporate finance. Prior to joining NFJ in 1999, he spent 10 years in commercial banking and four years as a treasury director for a major telecommunications equipment manufacturer.  He began his career as a financial analyst with First City Bank of Dallas in 1985.  Mr. Partenheimer received his BBA degree in 1982 from the University of Texas and his MS-Finance degree from Texas Tech University in 1985.

●	Ben J. Fischer, CFA
Managing Director
Mr. Fischer is a founding partner of NFJ. He has over 42 years’ experience in portfolio management, investment analysis and research.  Prior to founding NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank, which he joined in 1971.  Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. He received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University.

●	Paul A. Magnuson
Managing Director
Mr. Magnuson is a senior research analyst and a portfolio manager with over 22 years’ experience in equity analysis and portfolio management.  He currently co-manages small-cap value and value investment products for NFJ. Prior to joining NFJ in 1992, Mr. Magnuson was an assistant vice president at NationsBank, which he joined in 1985.  Within the trust investment quantitative services group, he managed structured investment strategies and performed qualitative equity risk analysis on domestic and international portfolios.  Mr. Magnuson received his BBA degree in Finance from the University of Nebraska in 1984.

Small/Mid Cap Growth Fund:
Nicholas-Applegate Capital Management (“Nicholas-Applegate”), located at 600 West Broadway, San Diego, California 92101, is a registered investment advisory firm and an indirect subsidiary of Allianz AG.  Nicholas-Applegate is a sub-advisor to the Small/Mid Cap Growth Fund and had approximately $13.4 billion in assets under management as of June 30, 2008.  The following individuals are primarily responsible for the day-to-day management of Nicholas-Applegate’s allocated portion of the Small/Mid Cap Growth Fund’s portfolio:

●	Mark P. Roemer
Senior Vice President, Portfolio Manager
Mr. Roemer joined the firm in 2001 and has portfolio management responsibilities on the systematic small, systematic 130/30, systematic small-mid and systematic market neutral strategies. Before becoming a portfolio manager, Mr. Roemer acted as the systematic team’s liaison to the client service and sales team.  He was previously principal and U.S. equity product manager with Barclays Global Investors (“BGI”). Mr. Roemer was a client relationship officer with BGI after having begun his career with Kleinwort Benson Investment Management of London.  He earned his master's degree in finance from the London Business School, as well as an MS from Stanford University in their joint master's program between the College of Engineering and Stanford Business School. He earned his BS from Virginia Tech. He has 12 years of investment industry experience.

●	Jane Edmondson
Vice President, Portfolio Manager
Ms. Edmondson has portfolio management and research responsibilities on the US systematic mid cap strategies team.  In addition, she has portfolio management and research responsibilities for the US systematic large cap strategies.  Prior to joining the US systematic team, Ms. Edmondson was an analyst in both the Institutional Marketing and Technology areas within Nicholas-Applegate. She joined Nicholas-Applegate in 1996 with five years prior experience as a financial consultant with Merrill Lynch. Ms. Edmondson earned her BA from the University of California, Irvine and her MBA from San Diego State University.  She has 17 years of investment industry experience.

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●	Carma Wallace, CFA
Vice President, Portfolio Manager
Ms. Wallace has portfolio management and research responsibilities on the systematic small, systematic small-mid, systematic 130/30, and systematic market neutral strategies.  Ms. Wallace joined the firm in 1999 and transitioned to the systematic team in 2003 as an analyst  Prior to joining Nicholas-Applegate, Ms. Wallace was a research analyst with FinEcon and a valuation economist with Thefeld, Finch & Abrams, CPAs. She completed her CFA in 2002 and holds her MS and BS in managerial economics from the University of California, Davis. She has 11 years of investment industry experience.

●	Christoph Hinkelmann, PhD
Vice President, Portfolio Manager
Mr. Hinkelmann joined the firm in 2006 and has portfolio management and research responsibilities for the systematic small, systematic 130/30, systematic small-mid and systematic market neutral strategies. Prior to joining Nicholas-Applegate, he was an Assistant Professor of Finance at Auburn University, twice receiving the Finance Department’s Outstanding Teacher Award; he was also a visiting assistant professor at Texas A&M University and provided research for the Federal Reserve Board of Governors. He also received an award in 2005 from the Midwest Finance Association for Outstanding Paper in Derivatives. He earned his PhD in finance, with a minor in accounting, from the University of Rochester, and a BA in mathematics and economics with High Distinction from the University of Virginia. He has 11 years of relevant industry experience.

Copper Rock Capital Partners, LLC (“Copper Rock”), located at 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116, is a registered investment advisory firm that was established to provide specialized equity-management for pension and profit-sharing plans, institutional investors, investment limited partnerships and mutual funds.  Copper Rock Capital Partners was founded in February 2005 through a strategic alliance with Old Mutual (US) Holdings Inc. (“Old Mutual”). Copper Rock is a sub-advisor to the Small/Mid Cap Growth Fund and had approximately $2.44 billion in assets under management as of June 30, 2008.  The following individuals are primarily responsible for the day-to-day management of Copper Rock’s allocated portion of the Small/Mid Cap Growth Fund’s portfolio:

●	Tucker Walsh
Chief Executive Officer, Head of Portfolio Management
Mr. Walsh is a founding partner, Chief Executive Officer and Head of Portfolio Management at Copper Rock. Prior to Copper Rock, Mr. Walsh was a Managing Director and Head of the Small Cap Growth team at State Street Research from 1997 to 2005. Previously, he was an Equity Analyst at Chilton Investment Company, Equity Analyst at SG Cowen Asset Management and Equity Analyst at Merrill Lynch. Mr. Walsh earned a BA in Economics from Washington and Lee University. He has over 16 years of investment industry experience.

●	Michael Malouf, CFA
President, Portfolio Manager
Mr. Malouf is a founding partner, President and Portfolio Manager at Copper Rock. His responsibilities include portfolio management and research. He previously held the position of Managing Director and Head of Small Cap Growth Investing at Neuberger Berman. Prior to Neuberger Berman, he held the position of Small Cap Portfolio Manager at RCM Capital Management. Mr. Malouf is Chairman of the Affordable Housing Committee for the town of Concord, Massachusetts. He holds a BS in Finance from Arizona State University and a CFA designation. He has over 17 years of investment industry experience.

Small/Mid Cap Value Fund:
Advisory Research, Inc. (“ARI”), 180 N. Stetson Avenue, Chicago, Illinois 60601, is a sub-advisor for the Small/Mid Cap Value Fund. ARI is a Delaware corporation and an SEC-registered investment advisor, and had approximately $6.1 billion in assets under management as of June 30, 2008.  ARI offers a balanced array of investment strategies in both the equity and fixed income asset classes.  ARI manages its allocated portion of the Small/Mid Cap Value Fund's assets on a team basis.  The team consists of the following individuals:

●	Brien M. O’Brien
CEO, Chairman and Portfolio Manager
Prior to joining ARI, Mr. O’Brien was the founder of Marquette Capital, an investment advisory firm that merged with ARI in 1996. A former vice president at Bear Stearns, Mr. O’Brien began his career with Oppenheimer & Co. He is a member of the Board of Directors and a past president of Jobs for Youth/Chicago, a member of the Board of Trustees of the University of Chicago Medical Center and a member of the Board of Trustees of Westminster School in Simsbury, CT.  Mr. O’Brien graduated with honors from Boston College with a BS in finance and theology.

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●	David B. Heller
President, Portfolio Manager
The founder of ARI in 1974, Mr. Heller has an extensive background in the securities industry, having previously served as president of Ralph W. Davis & Co., a member of the New York Stock Exchange.  Earlier in his career, Mr. Heller served as Vice President, Treasurer, CFO, Director and member of the Executive Committee of A.G. Becker & Co., Inc. Mr. Heller has served as a director for a number of public companies and is a former governor of the Midwest Stock Exchange and the Chicago Board of Options Exchange.  Mr. Heller holds an MBA from the University of Chicago and a BA in political science from Harvard University. He also completed two years of doctoral work in public policy at the University of Illinois.

●	James M. Langer, CFA
Vice President, Portfolio Manager
Prior to joining ARI, Mr. Langer served as an Investment Consultant at Marquette Associates for five years.  Mr. Langer’s career in finance began at the Center for Research in Security Prices at the University of Chicago where he worked on several academic research projects.  Mr. Langer holds a BA in economics from the University of Chicago and an MBA from the Kellogg School of Management - Northwestern University.

Integrity Asset Management, LLC (“Integrity”), 401 West Main St., Suite 2100, Louisville, Kentucky 40202, is a sub-advisor for the Small/Mid Cap Value Fund.  Integrity is an independent, employee-owned institutional investment management firm.  As of June 30, 2008, Integrity had approximately $2.2 billion in assets under management.  The following individuals are primarily responsible for the day-to-day management of Integrity’s allocated portion of the Small/Mid Cap Value Fund’s portfolio:

●	Daniel G. Bandi, CFA
Chief Investment Officer, Value Equities & Principal
Mr. Bandi is a CFA charterholder with over 17 years of investment management experience and has served as Chief Investment Officer, Value Equities and as a Principal of Integrity since 2003.  He is a member of Integrity’s Board of Managers and serves as Chief Investment Officer for all of Integrity’s value equity strategies, and is lead portfolio manager for the small/mid cap value equity strategy.  Mr. Bandi graduated from the University of Pittsburgh and earned an MBA from Texas A&M University – Commerce.

●	Daniel J. DeMonica, CFA
Senior Portfolio Manager and Principal
Mr. DeMonica has served as a Senior Portfolio Manager and Principal of Integrity since 2003.  Mr. DeMonica is a CFA charterholder with over 13 years of investment management experience and is a member of Integrity’s value equity management team, serving as a Senior Portfolio Manager for all value strategies and as lead portfolio manager for the large cap value equity strategy.  He focuses on the healthcare, utilities, telecommunications and consumer services sectors.  Mr. DeMonica graduated from Indiana University – Bloomington, and earned his MBA from Case Western Reserve University.

●	Adam I. Friedman
Senior Portfolio Manager and Principal

Mr. Friedman has served as a Senior Portfolio Manager and Principal of Integrity since 2003.  Mr. Friedman has over 17 years of investment management experience and is a member of Integrity’s value equity management team, serving as a Senior Portfolio Manager for all value strategies and as lead portfolio manager for the mid cap value equity strategy.  Mr. Friedman has sector responsibilities focused on the technology and consumer cyclicals sectors.  After completing his undergraduate studies at the University of Maryland, Mr. Friedman earned his MBA from Case Western Reserve University.

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●	William H. McNett, CFA
Senior Portfolio Manager and Principal
Mr. McNett has served as a Senior Portfolio Manager and Principal of Integrity since 2003.  A member of Integrity’s Board of Managers, Mr. McNett is a CFA charterholder with over 25 years of investment management experience.  In addition to serving as Senior Portfolio Manager, he also coordinates Integrity’s client service effort and plays an active role in the management of the firm.  Mr. McNett is a graduate of Bloomsburg University.

●	J. Bryan Tinsley, CFA
Portfolio Manager
Mr. Tinsley has served as a Portfolio Manager of Integrity since 2003.  A member of Integrity’s value equity management team, Mr. Tinsley is responsible for research and security selection.  His sector responsibilities include the basic materials, energy and commercial services sectors.  He has over 12 years of portfolio management, research and performance analysis experience.  Mr. Tinsley is a graduate of Transylvania University and earned his MBA from Case Western Reserve University.

International Equity Fund:
Clay Finlay, LLC (“Clay Finlay”), 12 East 49th Street, New York, New York 10017, a global equity management firm founded in 1982, is a sub-advisor for the International Equity Fund.  The firm also has offices in London and Hong Kong.  An experienced multinational team of 14 investment professionals manages a full range of multi-regional and regional equity mandates on behalf of major corporations, financial institutions and governments.  Assets under management were in excess of $4.6 billion as of March 31, 2008.  Clay Finlay manages its allocated portion of the International Equity Fund’s assets on a team basis.  The team consists of the following individuals:

●	Henrik Strabo
Managing Director, Chief Investment Officer
Mr. Strabo has previous investment experience as the Chief Investment Officer for International Equities, and as a Portfolio Manager and Equity Analyst at American Century Investments. He also has prior investment experience at Barclays De Zoete Wedd and Cresvale International. Mr. Strabo has a BA from the University of Washington. He joined the firm in 2006 and has 22 years of investment experience.

•	Gregory Stanek, CFA
Principal, Portfolio Manager and Senior Research Analyst
Mr. Stanek has been a member of the investment team since 2000, and has held various investment positions with Clay Finlay including Research Analyst, Portfolio Manager Assistant and Assistant Trader. Mr. Stanek has a BBA from Hofstra University and an MBA from NYU.

•	Jonathan Allen, CFA
Principal, Portfolio Manager and Senior Research Analyst
Mr. Allen has been a member of the investment team since 1994, and has held various investment research positions with Clay Finlay in both London and New York. Mr. Allen has a BA from the University of Pennsylvania. Mr. Allen has 14 years of investment experience.

Oppenheimer Capital LLC (“Oppenheimer Capital”), 1345 Avenue of the Americas, New York, New York 10105, was founded in 1969 and is a sub-advisor of the International Equity Fund.  Oppenheimer Capital is an indirect subsidiary of Allianz Global Investors of America L.P. (“AGI”), a registered investment advisor.  Allianz AG, a German insurance company, is the majority owner of AGI.  Oppenheimer Capital provides investment advice to financial institutions, individuals, state and local government agencies, pension and profit sharing plans, trusts, estates, businesses and other organizations.  Today, Oppenheimer Capital is organized around research-driven alpha engines comprising equity (multi-style, cap and region), derivatives and fixed income strategies. The firm had over $18.3 billion of assets under management as of June 30, 2008.   The following individual is responsible for managing Oppenheimer Capital’s allocated portion of the International Equity Fund’s assets:

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●	Anne Budlong
Senior Vice President
Ms. Budlong is the portfolio manager for Oppenheimer Capital’s International Equity team.  Prior to joining the firm in September 2006, Ms. Budlong was a portfolio manager at Credit Suisse Asset Management from November 2000 to September 2006, where she managed international equity strategies for institutional, retail and wrap accounts.  Prior to Credit Suisse, she served as a fund manager at Baring Asset Management, and as a vice president and research analyst at Clay Finlay.  Ms. Budlong began her career with Oppenheimer & Co. as a financial analyst.  She holds a Bachelor of Arts degree with honors from Williams College.

Real Estate Securities Fund:
Adelante Capital Management LLC (“Adelante”), 555 12th Street, Suite 2100, Oakland, California 94607, is a sub-advisor for the Real Estate Securities Fund.  Adelante is a dedicated real estate securities investment manager with $3.1 billion in assets under management as of June 30, 2008.  The firm is focused on providing institutional and high net-worth investors with a sophisticated, research-driven approach to investment in real estate securities.  Adelante manages its allocated portion of the Real Estate Securities Fund’s portfolio on a team basis under the guidance of Michael A. Torres.  The team consists of the following individuals:

•	Michael A. Torres
Chief Executive Officer, Portfolio Manager
Mr. Torres has been a portfolio manager since joining Adelante (formerly Lend Lease Rosen) in 1995.  He is also Chairman of the Board of Directors of Adelante Funds.  Mr. Torres has 22 years of real estate and securities research experience.  Prior to joining Adelante, he was the Director of Real Estate Research and a portfolio manager for Wilshire Asset Management.  Mr. Torres holds a BA in Architecture and an MBA from the University of California, Berkeley.

●	Luis Sanchez
Vice President, Research Analyst
Mr. Sanchez has been a Vice President of Adelante since 2005.  Prior to joining Adelante, Mr. Sanchez was a Principal at Prudential Mortgage Capital Company, LLC, a subsidiary of Prudential Financial.  Mr. Sanchez received his BS in Architectural Engineering from the University of Texas at Austin and an MBA from the University of Southern California.

●	Jeung S. Hyun
Principal, Portfolio Manager
Mr. Hyun has been a Principal of Adelante since 2004 and a Portfolio Manager of Adelante since September 2007.  He was previously a Research Analyst for Adelante from 2003 through September 2007 and a Vice President of Adelante from 2003 to 2004.  Prior to joining Adelante, Mr. Hyun was a Vice President at Morgan Stanley Investment Management where he performed securities analysis for its institutional real estate fund.  From 1997 to 2000, he was an Associate at Capital Trust, Inc., a specialty finance real estate company, and from 1996 to 1997, he was an Analyst at Jones Lang Wootton Realty Advisors where he worked on the asset management of a private REIT portfolio comprised of 26 regional malls.  He holds a BA in Government and an MA in Architecture from Harvard University.

Duff & Phelps Investment Management Co. (“Duff & Phelps”), 55 East Monroe Street, Chicago, Illinois 60603, is a sub-advisor to the Real Estate Securities Fund.  Duff & Phelps is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP") located at 56 Prospect Street, Hartford, Connecticut  06103.  PXP is a wholly owned subsidiary of The Phoenix Companies Inc., a publicly traded company on the New York Stock Exchange  Duff & Phelps is an SEC-registered investment advisor and had approximately $6.9 billion in assets under management as of June 30, 2008.  Duff & Phelps combines fundamental research provided by its global industry analysts with quantitative valuation techniques in a disciplined framework.  The following individuals are primarily responsible for the day-to-day management of Duff & Phelps’ allocated portion of the Real Estate Securities Fund’s portfolio:

●	Geoffrey P. Dybas, CFA
REIT Global Team Head, Senior Portfolio Manager
Mr. Dybas joined Duff & Phelps in 1995 and serves as REIT Global Team Head and Senior Portfolio Manager with primary responsibility for managing the real estate investment securities for investment companies and separate accounts for institutional  investors.  Mr. Dybas earned a bachelor’s degree from Marquette University and an MBA from the Kellogg School of Management, Northwestern University.

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•	Frank J. Haggerty, Jr., CFA
Portfolio Manager and Senior Analyst
Mr. Haggerty joined Duff & Phelps in 2005 and serves as Portfolio Manager and Senior Analyst.  Prior to joining Duff & Phelps, Mr. Haggerty served as a REIT portfolio manager and senior analyst for ABN AMRO Asset Management.  He began his investment career in 1996. Mr. Haggerty earned a bachelor's degree from Illinois State University and an MBA from the Kellstadt Graduate School of Business, DePaul University.

Tax-Exempt Fixed Income Fund:
Delaware Management Company (“DMC”), a series of Delaware Management Business Trust (“DMBT”), is a sub-advisor for the Tax-Exempt Fixed Income Fund. DMC is located at 2005 Market Street, Philadelphia, Pennsylvania 19103.  DMBT is an SEC-registered investment advisor and a majority-owned subsidiary of Delaware Management Holdings, Inc.  Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries.  As of March 31, 2008, Delaware Investments had more than $140 billion in assets under management. DMC manages both equity and fixed income assets classes for a variety of clients. DMC’s decision-making structure is built around its team-oriented approach, which is focused on the free flow of critical market and security information among the three areas of its Municipal Fixed Income Team: Portfolio Management, Research and Trading. The members of the team are as follows:

•	Joseph R. Baxter
Senior Vice President, Head of Municipal Bond Department, Senior Portfolio Manager
Mr. Baxter is the head of the municipal bond department and is responsible for setting the department’s investment strategy. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts.  Before joining DMC in 1999, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds.  Mr. Baxter received a bachelor’s degree in finance and marketing from LaSalle University.

•	Robert F. Collins, CFA
Senior Vice President, Senior Portfolio Manager
Mr. Collins is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation.  He is a co-portfolio manager of several of the firm’s municipal bond funds and client accounts. Prior to joining DMC in 2004, he spent five years as a co-manager of the municipal portfolio management group within PNC Advisors, where he oversaw the tax-exempt investments of high net worth and institutional accounts. Before that, he headed the municipal fixed income team at Wilmington Trust, where he managed funds and high net worth accounts.  Mr. Collins earned a bachelor’s degree in economics from Ursinus College, and is also a former president of the Financial Analysts of Wilmington, Delaware.

•	Stephen J. Czepiel
Senior Vice President, Portfolio Manager
Mr. Czepiel is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation.  He is a co-portfolio manager of the firm’s municipal bond funds and client accounts.  He joined DMC in 2004 as a senior bond trader.  Previously, he was vice president at both Mesirow Financial and Loop Capital Markets.  He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry.  Mr. Czepiel earned a bachelor’s degree in finance and economics from Duquesne University.

Nuveen Asset Management (“NAM”), is a sub-advisor for the Tax-Exempt Fixed Income Fund.  NAM is located at 333 West Wacker Drive, Chicago, Illinois 60606, and is an SEC-registered investment advisor with approximately $84.1 billion in assets under management as of June 30, 2008. NAM is a wholly owned subsidiary of Nuveen Investments.    On November 13, 2007, Nuveen Investments was acquired by an investor group that includes affiliates of Merrill Lynch & Co. (“Merrill Lynch”).  As a result, NAM is generally prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates, and is subject to other limitations in transacting with Merrill Lynch. NAM does not believe that any such prohibition or limitations will have a materially adverse effect on NAM’s ability to pursue the investment objectives and policies of the AssetMark Tax-Exempt Fixed Income Fund.  NAM’s portfolio managers and dedicated research analysts follow a research-driven, disciplined investment strategy that seeks to uncover bonds with exceptional relative value and identify those with the potential to provide above-average returns.  The NAM portfolio team consists of the following individuals:

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●	Martin J. Doyle, CFA
Managing Director, Senior Portfolio Manager
Mr. Doyle has been with NAM since 1987.  He chairs the NAM Investment Committee, establishing strategy for the firm’s various investment styles.  Mr. Doyle holds professional memberships in the CFA Institute and the Investment Analysts Society of Chicago.  Mr. Doyle earned his bachelor’s degree in economics from the University of Illinois, and he received his MBA in Finance from Loyola University, Chicago.  He is a Chartered Financial Analyst.

●	John V. Miller, CFA
Managing Director, Manager of Funds Management
Mr. Miller joined Nuveen Investments as a credit analyst in 1996, with three prior years of experience in the municipal market with a private account management firm.  He has been responsible for analysis of high yield credits in the utility, solid waste and energy related sectors. Mr. Miller is a Managing Director of Nuveen and currently manages investments for four Nuveen-sponsored investment companies, including the Nuveen High Yield Municipal Bond Fund, with a total of approximately $5.1 billion under management.  He has a B.A. in Economics and Political Science from Duke University, an M.A. in Economics from Northwestern University and an M.B.A. with honors in Finance from the University of Chicago.  Mr. Miller is a Chartered Financial Analyst.

●	Michael J. Sheyker, CFA
Vice President, Portfolio Manager
Mr. Sheyker has been with NAM since 1988.  He joined the portfolio management team in 2004 after serving as a senior research analyst since 2001.  Previously, Mr. Sheyker was an equity analyst and Manager of the Asset Pricing Analysis Group.  Mr. Sheyker holds professional memberships in the CFA Institute and the Investment Analysts Society of Chicago and is a member of the NAM Investment Committee.  He has a BS in Finance from Illinois State University and an MBA with a concentration in finance from Northern Illinois University.  He is a Chartered Financial Analyst.

Core Plus Fixed Income Fund:
Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, New York, New York 10005, is a sub-advisor to the Core Plus Fixed Income Fund.  GSAM (or its predecessor) has been registered with the SEC as an investment advisor since 1990, and is an affiliate of Goldman, Sachs & Co.  Total GSAM assets under management as of March 31, 2008, were $780.5 billion (including seed capital and excluding assets under supervision).  The following team members manage GSAM’s allocated portion of the Core Plus Fixed Income Fund’s portfolio:

●	Jonathan A. Beinner
Managing Director; Chief Investment Officer; Co-Head of U.S. and Global Fixed Income Portfolio Management
Mr. Beinner is the Chief Investment Officer and Co-Head of U.S. and Global Fixed Income at GSAM.  Mr. Beinner joined GSAM in 1990, and is responsible for overseeing fixed income and money market assets including multi-sector portfolios, single-sector portfolios and fixed income hedge funds.  Mr. Beinner received two B.S. degrees from the University of Pennsylvania in 1988.

●	Thomas J. Kenny, CFA
Managing Director; Co-Head of U.S. and Global Fixed Income Portfolio Management
Mr. Kenny is Co-Head of GSAM’s Global Cash and Fixed Income Portfolio team which is responsible for managing assets across multiple strategies with teams in London, Tokyo and New York.  Prior to taking on this role, he was Head of the Municipal Bond Portfolio Management team that is responsible for over $19 billion in assets across multiple investment strategies.  He joined the firm in 1999 after spending over 13 years with the Franklin Templeton Group of Funds, where most recently he was Executive Vice President and the Director of the Municipal Bond Department, responsible for the portfolio management and credit research efforts for assets under management in excess of $50 billion. Mr. Kenny has served in a number of leadership positions for various industry groups and was most recently the Vice Chairman of the Municipal Securities Rulemaking Board. He received a BA in Business Economics from the University of California, Santa Barbara and an MS in Finance from Golden Gate University in San Francisco. Mr. Kenny also received the Chartered Financial Analyst designation.

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●	James B. Clark
Managing Director; Co-Head of U.S. Fixed Income
Mr. Clark is a Senior Portfolio Manager and Co-Head of the U.S. Fixed Income Group.  Prior to that, he headed the portfolio management group specializing in mortgage-backed and asset-backed securities.  Mr. Clark joined GSAM in 1994 after working as an investment manager at the Travelers Insurance Co.  Prior to that, Mr. Clark worked as a quantitative analyst in the economic research department of the Federal Reserve Bank in Boston.  Mr. Clark earned a BA from Kenyon College and an MBA from the University of Chicago.

●	Christopher Sullivan
Managing Director; Co-Head of U.S. Fixed Income
Mr. Sullivan is a Senior Portfolio Manager and Co-Head of the U.S. Fixed Income Group.  As a member of the Investment Strategy Team, he contributes to overall portfolio strategy and portfolio construction.  Additionally, he is responsible for communicating GSAM’s portfolio views with clients and for overall development of new fixed income products for the U.S. client base.  Mr. Sullivan joined GSAM in 2001 from Pacific Investment Management Company, LLC, where he had been a senior member of their account management team since 1997.  Previously, he had been associated with Hawaiian Trust Company as an equity portfolio manager and prior to that, he worked at Dimensional Fund Advisors as a fixed income portfolio manager.  Mr. Sullivan began his investment career at Dimensional in 1988.  He earned an MA from the University of California at Los Angeles and a BA from the University of Chicago.

Western Asset Management Company (“Western”) and Western Asset Management Company Limited (“WAML”) each serve as sub-advisors to the Core Plus Fixed Income Fund.  Western, 385 East Colorado Boulevard, Pasadena, California 91101, is a wholly owned subsidiary of Legg Mason, Inc., a New York Stock Exchange-listed, diversified financial services company based in Baltimore, Maryland.  Western’s sole business is managing fixed-income portfolios for large institutional clients, an activity it has pursued for over 30 years.  From its offices in New York, Pasadena, London, Hong Kong, Melbourne, Sao Paulo, Singapore and Tokyo, Western’s employees perform these services for a wide variety of global clients, including charitable, corporate, health care, insurance, mutual fund, public and union, and across an equally wide variety of mandates, from money markets to emerging markets.  Total assets under management by Western were approximately $624.1 billion as of June 30, 2008.  WAML is a U.K.-based affiliate of Western that also serves as a sub-advisor to the Fund.  WAML has certain expertise in dealing with foreign securities and Western’s portfolio management team will rely on WAML as an additional resource in order to enable Western to provide an increased and more comprehensive level of service to the Fund.  Western’s allocated portion of the Core Plus Fixed Income Fund’s portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals led by:

●	Stephen A. Walsh
Deputy Chief Investment Officer
Mr. Walsh joined Western in 1991 and is Deputy Chief Investment Officer.  Prior to joining Western, Mr. Walsh was a Portfolio Manager at Security Pacific Investment Managers from 1989 to 1991.  Prior to that, Mr. Walsh was a Portfolio Manager at Atlantic Richfield Company from 1981 to 1988.  Mr. Walsh holds a BA degree from the University of Colorado at Boulder.

Mr. Walsh serves as team leader responsible for day-to-day strategic oversight of Western’s allocated portion of the Core Plus Fixed Income Fund’s portfolio and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Core Plus Fixed Income Fund invests.

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●	Carl L. Eichstaedt, CFA
Portfolio Manager
Mr. Eichstaedt joined Western in 1994 and is a Portfolio Manager.  Prior to joining Western, Mr. Eichstaedt worked as a portfolio manager at Harris Investment Management from 1993 to 1994 and at Pacific Investment Management Company from 1992 to 1993.  Mr. Eichstaedt also served as Director, Fixed Income at Security Pacific Investment Managers from 1990 to 1992 and as Vice President, Fixed Income at Chemical Securities Inc. from 1986 to 1990.  Mr. Eichstaedt holds a BS from the University of Illinois and an MBA from Kellogg Graduate School of Management, Northwestern University.  Mr. Eichstaedt is responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

●	Michael C. Buchanan, CFA
Portfolio Manager
Mr. Buchanan joined Western in 2005 and is a Portfolio Manager.  Prior to joining Western, Mr. Buchanan worked at Credit Suisse Asset Management as a Managing Director, Head of U.S. Credit Products and portfolio manager from 2003 to 2005; at Janus Capital Management as an Executive Vice President and portfolio manager in 2003; at Blackrock Financial Management as a Managing Director, portfolio manager and Head of High Yield Trading from 1998 to 2003; and at Conseco Capital Management as a Vice President and portfolio manager from 1990 to 1998.  Mr. Buchanan holds a BA from Brown University and holds the Chartered Financial Analyst designation.

●	Detlev S. Schlichter
Portfolio Manager
Mr. Schlichter joined Western in 2001 and is a portfolio manager.  Prior to joining Western, Mr. Schlichter worked at Merrill Lynch Investment Managers as Director of European Bond Team from 1998 to 2001 and at JP Morgan & Co. as Vice President from 1990 to 1998.  Mr. Schlichter received his diploma from the University of Bochum, Germany.

Enhanced Fundamental Index® Large Company Growth Fund, Enhanced Fundamental Index® Large Company Value Fund, Enhanced Fundamental Index® Small Company Growth Fund, Enhanced Fundamental Index® Small Company Value Fund and Enhanced Fundamental Index® International Equity Fund:
Research Affiliates, LLC (”Research Affiliates”) 155 North Lake Avenue, Suite 900, Pasadena, California 91101, is a sub-advisor for the Enhanced Fundamental Index® Funds.  Research Affiliates is a research-intensive, quantitative asset management firm that focuses on distribution of investment strategies in affiliation with other asset management organizations.  Research Affiliates’ core product areas include global tactical asset allocation, Fundamental Index® innovation and management, hedge fund management, virtual mutual funds, tax management accounts and consultative services relating to risk premium and other investment management questions. As of June 30, 2008, over $38.5 billion in assets were managed using the investment strategies developed by Research Affiliates.

Research Affiliates provides investment advisory services to each Enhanced Fundamental Index® Fund in accordance with the RAFI® approach to index and portfolio construction.  Research Affiliates has responsibility for providing and updating the data regarding securities to be included in each Enhanced Fundamental Index® Fund’s portfolio and the relative weight of each security within the portfolio.  Research Affiliates also provides advice with respect to implementing each Enhanced Fundamental Index® Fund’s investment strategies.  Research Affiliates and the portfolio managers set forth below are primarily responsible for the day-to-day portfolio management of the Enhanced Fundamental Index® Funds.

Research Affiliates provides investment advisory services for each Enhanced Fundamental Index® Fund on a team basis.  The team is comprised of the following individuals:

●	Robert D. Arnott
Chairman
Mr. Arnott has served as a portfolio manager to the Enhanced Fundamental Index® Funds since August, 2007.  Mr. Arnott founded Research Affiliates in 2002 and currently serves as Chairman.  He acted as Editor-in-Chief of the Financial Analysts Journal from 2003 through 2006.  Mr. Arnott was Chairman of First Quadrant, L.P., from 2002 through 2004 and Managing Partner and CEO from 1996 through 2002.  Previously, Mr. Arnott worked for First Quadrant Corp., Salomon Brothers, TSA Capital Management and The Boston Company.  He graduated summa cum laude from the University of California in 1977 with degrees in economics, applied mathematics and computer science.

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●	Jason C. Hsu, PhD
Director, Research & Investment Management
Mr. Hsu has served as a portfolio manager to the Enhanced Fundamental Index® Funds since August, 2007.  Mr. Hsu worked closely with Mr. Arnott to originate the Research Affiliates Fundamental Index® methodology.  Mr. Hsu is currently a visiting professor at the Paul Merage School of Management at the University of California, Irvine.  Mr. Hsu joined Research Affiliates in 2002.  Mr. Hsu graduated summa cum laude from California Institute of Technology and earned his PhD in finance at the University of California, Los Angeles, where he conducted research on equity premium, business cycles and portfolio allocations.

Russell Implementation Services, Inc. (“Russell”), 909 A Street, Tacoma, Washington 98402, is a sub-advisor for the Enhanced Fundamental Index® Funds.  Russell is responsible for implementing the investment program of each Enhanced Fundamental Index® Fund by, among other things, trading portfolio securities and performing related services, rebalancing each Fund’s portfolio, voting proxies and providing cash management services in accordance with the investment advice formulated by Research Affiliates.  In performing these services, Russell seeks to invest each Enhanced Fundamental Index® Fund’s portfolio in accordance with the Fund’s corresponding Fundamental Index®, while seeking to minimize related transaction costs.

VALUATION OF FUND SHARES
Shares of each Fund are sold at the net asset value per share (“NAV”), which is determined by each Fund generally as of 4:00 p.m. Eastern time on each day that the Fund is open for business.  Each Fund is generally open on days that the New York Stock Exchange (“NYSE”) is open for trading.  Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests.  The NAV per share is determined by dividing the value of a Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets - liabilities / # of shares = NAV per share).  The NAV takes into account the expenses and fees of each Fund, including management, administration and shareholder servicing fees, which are accrued daily.

Each Fund’s securities are generally valued each day at their current market value.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees.

Trading in Foreign Securities
The securities markets on which the foreign securities owned by a Fund are traded may be open on days that the Fund does not calculate its NAV.  Because foreign markets may be open at different times than the NYSE, the value of a Fund’s shares may change on days when shareholders are not able to buy or sell them.  The Funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates.  As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s NAV.

If events materially affecting the values of a Fund’s foreign investments (in the opinion of the Advisor and the appropriate sub-advisor) occur between the close of foreign markets and the close of regular trading on the NYSE, or if reported prices are believed by the Advisor or the sub-advisors to be unreliable, these investments will be valued at their fair value in accordance with the Trust’s fair valuation procedures.  The Funds may rely on third-party pricing vendors to monitor for events materially affecting the values of the Funds’ foreign investments during the period between the close of foreign markets and the close of regular trading on the NYSE.  In certain circumstances, if events occur that materially affect the values of the Funds’ foreign investments, the third-party pricing vendors will provide revised values to the Funds.

The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using closing market prices.  Also, due to the subjective nature of fair value pricing, a Fund’s value for a particular security may be different from the last quoted market price.

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PURCHASING FUND SHARES
How to Purchase Fund Shares
Financial institutions and intermediaries on behalf of their clients may purchase shares on any day that the NYSE is open for business by placing orders with U.S. Bancorp Fund Services, LLC (“USBFS”), the Funds’ transfer agent (or its authorized agent).  Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders electronically through those systems.  Cash investments must be transmitted or delivered in federal funds to the Funds’ wire agent by the close of business on the day after the order is placed.  Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, have been designated as agents authorized to accept purchase, redemption and exchange orders for Fund shares.  These intermediaries are required by contract and applicable law to ensure that orders are executed at the NAV next determined after the intermediary receives the request in good form.  These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

In accordance with the U.S.A. PATRIOT Act of 2001, please note that the financial institution or intermediary will verify certain information on your account as part of the Funds’ Anti-Money Laundering Program.  As requested by your financial intermediary, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.

Minimum Purchases
The Funds have no investment minimums, however, the financial institutions and intermediaries that sell the Funds’ shares may have established minimum values for the accounts that they handle.

SELLING (REDEEMING) FUND SHARES
How to Sell Your Fund Shares
Shareholders may sell (redeem) their Fund shares through their financial institutions or intermediaries on any business day by following the procedures established when they opened their account or accounts.  The sale price of each share will be the next NAV determined after a Fund (or authorized intermediary) receives a request to sell or redeem Fund shares.  Normally, a Fund will pay for redeemed shares on the next business day after receiving a request, but it could take as long as seven days.

Redemption-in-Kind
Each Fund generally pays sale (redemption) proceeds in cash.  However, under unusual conditions where the payment of cash is not in the best interest of a Fund or its remaining shareholders, a Fund might pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind).  If shares are redeemed in kind, a shareholder is likely to pay brokerage costs to sell the securities distributed, as well as taxes on any capital gains from the sale as with any redemption.

Suspension of Your Right to Sell Your Shares
Each Fund may suspend a shareholder’s right to sell shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons as permitted by law.

EXCHANGE PRIVILEGE
Shareholders of record may exchange shares of any Fund for shares of any other Fund on any business day by contacting their financial institution or intermediary.  The financial institution or intermediary will contact the Funds’ transfer agent to complete the exchange.  This exchange privilege may be changed or canceled by a Fund at any time upon 60 days notice.  Exchanges are generally made only between identically registered accounts.  Any exchange involving a change in ownership will require a written request with signature(s) guaranteed.  Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program.  A notary public is not an acceptable signature guarantor.  Exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another; as a result, there may be tax consequences of the exchange.  A shareholder could realize short- or long-term capital gains or losses.  An exchange request received prior to the close of the NYSE will be made at that day’s closing NAV per share.  The Funds reserve the right to refuse the purchase side of any exchange that would not be in the best interests of a Fund or its shareholders and could adversely affect the Fund or its operations.

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MARKET TIMING POLICY
Excessive or short-term purchases and redemptions of Fund shares have the potential to harm the Funds and their long-term shareholders.  Such frequent trading of Fund shares may lead to, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Funds’ portfolios and increased brokerage and administrative costs.  In addition to these generally applicable risks, Funds that invest a substantial portion of their assets in certain types of securities may be subject to additional risks.  For example, Funds that invest in foreign securities that trade in overseas markets, such as the AssetMark International Equity Fund and AssetMark Enhanced Fundamental Index® International Equity Fund, may be subject to the risk of a particular form of frequent trading called time-zone arbitrage, where shareholders of the Fund seek to take advantage of time-zone differences between the close of the overseas markets in which the Fund’s securities are traded, and the close of U.S. markets.  Arbitrage opportunities also may occur in Funds that hold small capitalization or small company securities (such as the AssetMark Small/Mid Cap Growth Fund, AssetMark Small/Mid Cap Value Fund, AssetMark Enhanced Fundamental Index® Small Company Growth Fund and AssetMark Enhanced Fundamental Index® Small Company Value Fund) or in Funds that invest in thinly-traded securities (such as high-yield securities, which may be held by the AssetMark Core Plus Fixed Income Fund).

The Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets.  Accordingly, the Funds’ Board of Trustees has adopted policies and procedures that are designed to deter such excessive or short-term trading.  In general, the Funds consider trading activity to be suspect if there is a purchase and redemption transaction within any three-day period although longer periods may also be suspect.  The size of such transactions also may be taken into account.

The Advisor takes an active role in seeking to monitor, identify and prevent abusive or excessive short-term trading activity in the Funds.  The majority of purchase and redemption orders are submitted on behalf of clients invested in the GFWM Platform.  Due to the nature of the GFWM Platform, where Fund purchase and redemption transactions are effected in connection with an asset allocation model and there are internal policies that reduce or eliminate excessive re-allocation practices, it is highly unlikely that individual investment advisors or investors could engage in abusive trading strategies within the platform.  In other cases, where the Funds are made available outside of the GFWM Platform, the Advisor has the capability to limit trading in Fund shares to certain authorized intermediaries.  On a daily basis, the Advisor reviews the Funds’ purchase and redemption activity from the previous day.  The Funds also work with the intermediaries that sell or facilitate the sale of Fund shares in an effort to identify abusive trading practices in omnibus accounts.  The Funds reserve the right to take appropriate action as they deem necessary to combat excessive or short-term trading of Fund shares, including, but not limited to, refusing to accept purchase orders.  Although the Funds take steps to prevent abusive trading practices, there is no guarantee that all such practices will be detected or prevented.

Under no circumstances will the Funds, the Advisor or the distributor enter into any agreements with any investor to encourage, accommodate or facilitate excessive or short-term trading in the Funds.

DISTRIBUTION OF FUND SHARES
Distributor
Capital Brokerage Corporation, an affiliate of the Advisor, 6620 West Broad Street, Building 2, Richmond, Virginia 23230, is the distributor for the shares of each of the Funds.  Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the sub-distributor to each of the Funds.  Both Capital Brokerage Corporation and Quasar Distributors, LLC are registered broker-dealers and members of the Financial Industry Regulatory Authority, Inc.  Shares of each Fund are offered on a continuous basis.

Distribution Plan
The Trust, on behalf of the Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, to provide certain distribution activities and shareholder services for the Funds and their shareholders.  Each Fund pays 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  As these fees are paid out of a Fund’s assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Amounts may be paid under the Funds’ 12b-1 Distribution Plan to brokers, dealers, advisors and others.  For example, Rule 12b-1 fees are paid to mutual fund supermarkets that perform back office shareholder servicing and recordkeeping services that facilitate the operation of the GFWM Platform through which the Funds are primarily distributed.  The Advisor (and its affiliates) similarly receive portions of such 12b-1 payments for their services provided in connection with the platform.  Payments under the 12b-1 Distribution Plan are not tied exclusively to distribution or shareholder servicing expenses actually incurred by the distributor or others, and the payments may exceed or be less than the amount of expense actually incurred.

COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND SERVICE PROVIDERS
Legal Counsel and Independent Registered Public Accounting Firm
Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as legal counsel to the Trust. KPMG LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Funds.

Custodian, Fund Administrator, Transfer Agent, Fund Accountant and Shareholder Servicing Agents
U.S. Bank, N.A. serves as Custodian for each Fund’s cash and securities.  The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. USBFS serves as each Fund’s Administrator, Transfer Agent and Fund Accountant.  In addition, certain other organizations that provide recordkeeping and other shareholder services may be entitled to receive fees from a Fund for shareholder support.  Such support may include, among other things, assisting investors in processing their purchase, exchange or redemption requests, or processing dividend and distribution payments.

DIVIDENDS, DISTRIBUTIONS AND TAXES
DISTRIBUTIONS

Dividends and Distributions. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code.  As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you.  All Funds, other than the Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund, declare and pay dividends from net investment income, if any, at least annually.  The Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund declare and pay dividends from net investment income, if any, at least quarterly.  Each Fund will distribute net realized capital gains, if any, at least annually usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements.  Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year.  Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

Avoid “Buying a Dividend.”  If you are a taxable investor and invest in a Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

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TAXES

The information below is supplemented or modified by the discussion under the subheading, “Additional Information – Tax-Exempt Fixed Income Fund.”

Tax Considerations.  In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.  A portion of income dividends designated by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.  In the case of the Tax-Exempt Fixed Income Fund and Core Plus Fixed Income Fund, either none or only a nominal portion of their income dividends are expected to so qualify.

Sale or Redemption of Fund Shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  For tax purposes, an exchange of your Fund shares for shares of a different AssetMark Fund is the same as a sale.

Backup Withholding. By law, if you do not provide the Funds with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares.  The Funds also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other.  Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. If the International Equity Fund or the Enhanced Fundamental Index™ International Equity Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.  Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits.

Receipt of Excess Inclusion Income by a Fund.  Income received by a Fund, and, in particular, by the Real Estate Securities Fund, from certain equity interests in mortgage pooling vehicles is treated as “excess inclusion income.”  A Fund may derive such income either directly or through an investment in a US-qualified REIT that holds such interests or qualifies as a taxable mortgage pool.  The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Funds are awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in a Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

ADDITIONAL INFORMATION – TAX-EXEMPT FIXED INCOME FUND

Dividends and distributions paid by the Tax-Exempt Fixed Income Fund may consist of exempt-interest dividends, ordinary dividends and capital gain distributions as described below:

Exempt-Interest Dividends.  Dividends from the Tax-Exempt Fixed Income Fund will consist primarily of exempt-interest dividends from interest earned on municipal securities.  In general, exempt-interest dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax.  Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.  Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors.  Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in the Tax-Exempt Fixed Income Fund.

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Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Tax-Exempt Fixed Income Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.

Taxable Income Dividends.  The Tax-Exempt Fixed Income Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The Tax-Exempt Fixed Income Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividend income subject to reduced rates of taxation for individuals.  Distributions of ordinary income are taxable whether you reinvest your distributions in additional Tax-Exempt Fixed Income Fund shares or receive them in cash.

Capital Gain Distributions.  The Tax-Exempt Fixed Income Fund also may realize net long-term capital gains from the sale of its portfolio securities. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.

This discussion of “Dividends, distributions and taxes” is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Funds.

OTHER INFORMATION

Commodity Pool Operation Exemption
The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

Conversion to Master/Feeder Fund Structure
In lieu of investing directly, the Funds are authorized to seek to achieve their investment objectives by converting to a Master/Feeder Fund structure pursuant to which each Fund would invest all of its investable assets in an investment company having substantially the same investment objectives and policies as the Fund.  There is no current intention to convert the Funds to a Master/Feeder Fund structure.

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FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the financial performance for each Fund for the past 5 years, or if shorter, the period of each Fund’s operations.  No financial information is presented for the Enhanced Fundamental Index® International Equity Fund as this Fund had not commenced operations as of the date of this Prospectus.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information provided for the years ended March 31, 2008 and March 31, 2007 has been derived from financial statements audited by KPMG LLP, whose report, along with each Fund’s financial statements, are included in the Funds’ annual report, which is available upon request.  The information provided for the fiscal period ended March 31, 2006, and fiscal years ended June 30, 2005 and June 30, 2004 has been derived from financial statements audited by the Funds’ previous auditor.

	Large Cap Growth Fund
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	March 31, 2008	March 31, 2007	March 31, 2006	June 30, 2005	June 30, 2004
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

Net asset value, beginning of period	$9.62	$9.95	$9.20	$9.16	$7.59

Income from investment operations:
Net investment loss	(0.01)	(0.02)	(0.03)	(0.03)	(0.04)
Net realized and unrealized gains/(losses) on investments	(0.30)	(0.06)	0.78	0.07	1.61
Total from investment operations	(0.31)	(0.08)	0.75	0.04	1.57

Less distributions:
Dividends from net investment income	–	–	–	–	–
Dividends from net realized gains	(0.50)	(0.25)	–	–	–
Total distributions	(0.50)	(0.25)	–	–	–

Net asset value, end of period	$8.81	$9.62	$9.95	$9.20	$9.16

Total return	-3.88%	-0.80%	8.15%(1)	0.44%	20.69%

Supplemental data and ratios:
Net assets, end of period	$649,307,452	$753,638,303	$653,921,538	$570,471,545	$344,452,770

Ratio of expenses to average net assets
Before Expense Reimbursement, including (Recapture)	1.33%	1.33%	1.35%(2)	1.39%	1.51%
After Expense Reimbursement/(Recapture) and Securities Lending Credit	1.28%	1.31%	1.32%(2)	1.37%	1.49%

Ratio of net investment loss to average net assets
Before Expense Reimbursement, including (Recapture)	-0.15%	-0.27%	-0.38%(2)	-0.41%	-0.83%
After Expense Reimbursement/(Recapture)	-0.10%	-0.25%	-0.35%(2)	-0.39%	-0.81%

Portfolio turnover rate	62.86%	142.66%	72.34%	21.63%	24.66%

(1) Not annualized.
(2)  Annualized.

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	Large Cap Value Fund
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	March 31, 2008	March 31, 2007	March 31, 2006	June 30, 2005	June 30, 2004
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

Net asset value, beginning of period	$12.34	$11.77	$11.24	$10.96	$8.78

Income from investment operations:
Net investment income	0.15	0.14	0.07	0.07	0.03
Net realized and unrealized gains (losses) on investments	(1.55)	1.67	0.79	0.56	2.17
Total from investment operations	(1.40)	1.81	0.86	0.63	2.20

Less distributions:
Dividends from net investment income	(0.14)	(0.14)	(0.07)	(0.05)	(0.02)
Dividends from net realized gains	(0.95)	(1.10)	(0.26)	(0.30)	–
Total distributions	(1.09)	(1.24)	(0.33)	(0.35)	(0.02)

Net asset value, end of period	$9.85	$12.34	$11.77	$11.24	$10.96

Total return	-12.23%	15.32%	7.85%(1)	5.69%	25.12%

Supplemental data and ratios:
Net assets, end of period	$574,388,589	$682,408,978	$660,129,983	$570,849,575	$340,186,439

Ratio of expenses to average net assets
Before Expense Reimbursement, including (Recapture)	1.33%	1.32%	1.36%(2)	1.38%	1.51%
After Expense Reimbursement/(Recapture) and Securities Lending Credit	1.28%	1.28%	1.30%(2)	1.33%	1.49%

Ratio of net investment income to average net assets
Before Expense Reimbursement, including (Recapture)	1.16%	1.00%	0.86%(2)	0.67%	0.47%
After Expense Reimbursement/(Recapture)	1.21%	1.04%	0.92%(2)	0.72%	0.49%

Portfolio turnover rate	40.54%	30.25%	64.61%	20.06%	26.27%

(1) Not annualized.
(2)  Annualized.

60

	Small/Mid Cap Growth Fund
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	March 31, 2008	March 31, 2007	March 31, 2006	June 30, 2005	June 30, 2004
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

Net asset value, beginning of period	$10.65	$10.60	$9.56	$9.49	$7.64

Income from investment operations:
Net investment loss	(0.09)	(0.07)	(0.06)	(0.06)	(0.06)
Net realized and unrealized gains (losses) on investments	(0.69)	0.56	1.95	0.13	1.91
Total from investment operations	(0.78)	0.49	1.89	0.07	1.85

Less distributions:
Dividends from net investment income	–	–	–	–	–
Dividends from net realized gains	(1.82)	(0.44)	(0.85)	–	–
Total distributions	(1.82)	(0.44)	(0.85)	–	–

Net asset value, end of period	$8.05	$10.65	$10.60	$9.56	$9.49

Total return	-10.31%	4.84%	20.82%(1)	0.74%	24.21%

Supplemental data and ratios:
Net assets, end of period	$126,534,805	$171,403,932	$215,514,988	$148,571,261	$87,189,588

Ratio of expenses to average net assets
Before Expense Reimbursement, including (Recapture)	1.44%	1.43%	1.43%(2)	1.54%	1.61%
After Expense Reimbursement/(Recapture) and Securities Lending Credit	1.29%	1.37%	1.38%(2)	1.50%	1.57%

Ratio of net investment loss to average net assets
Before Expense Reimbursement, including (Recapture)	-0.99%	-0.75%	-0.92%(2)	-0.85%	-0.97%
After Expense Reimbursement/(Recapture)	-0.84%	-0.69%	-0.87%(2)	-0.81%	-0.93%

Portfolio turnover rate	209.64%	213.08%	180.64%	99.09%	56.19%

(1) Not annualized.
(2)  Annualized.

61

	Small/Mid Cap Value Fund
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	March 31, 2008	March 31, 2007	March 31, 2006	June 30, 2005	June 30, 2004
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

Net asset value, beginning of period	$11.95	$14.41	$13.89	$12.93	$10.13

Income from investment operations:
Net investment income (loss)	0.08	0.31	(0.04)	(0.04)	(0.04)
Net realized and unrealized gains (losses) on investments	(2.36)	0.81	1.52	1.40	2.84
Total from investment operations	(2.28)	1.12	1.48	1.36	2.80

Less distributions:
Dividends from net investment income	(0.08)	(0.31)	–	–	–
Dividends from net realized gains	(0.35)	(3.27)	(0.96)	(0.40)	–
Return of capital	–*	–	–	–	–
Total distributions	(0.43)	(3.58)	(0.96)	(0.40)	–

Net asset value, end of period	$9.24	$11.95	$14.41	$13.89	$12.93

Total return	-19.47%	7.63%	11.18%(1)	10.56%	27.64%

Supplemental data and ratios:
Net assets, end of period	$99,548,384	$110,079,540	$185,589,680	$131,103,625	$98,948,678

Ratio of expenses to average net assets
Before Expense Reimbursement, including (Recapture)	1.48%	1.47%	1.55%(2)	1.61%	1.66%
After Expense Reimbursement/(Recapture) and Securities Lending Credit	1.40%	1.41%	1.53%(2)	1.59%	1.56%

Ratio of net investment income (loss) to average net assets
Before Expense Reimbursement, including (Recapture)	0.61%	1.68%	-0.45%(2)	-0.32%	-0.53%
After Expense Reimbursement/(Recapture)	0.69%	1.75%	-0.43%(2)	-0.30%	-0.43%

Portfolio turnover rate	127.62%	174.94%	72.42%	92.42%	82.83%

(1) Not annualized.
(2)  Annualized.
*   Amount represents less than $0.01 per share.

62

	International Equity Fund
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	March 31, 2008	March 31, 2007	March 31, 2006	June 30, 2005	June 30, 2004
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

Net asset value, beginning of period	$14.73	$14.06	$11.79	$10.43	$8.22

Income from investment operations:
Net investment income (loss)	0.13	0.16	(0.01)	0.10	0.02
Net realized and unrealized gains (losses) on investments	(0.44)	2.24	3.40	1.40	2.23
Total from investment operations	(0.31)	2.40	3.39	1.50	2.25

Less distributions:
Dividends from net investment income	(0.14)	(0.18)	(0.15)	(0.06)	(0.04)
Dividends from net realized gains	(2.32)	(1.55)	(0.97)	(0.08)	–
Total distributions	(2.46)	(1.73)	(1.12)	(0.14)	(0.04)

Net asset value, end of period	$11.96	$14.73	$14.06	$11.79	$10.43

Total return	-3.85%	17.65%	29.75%(1)	14.37%	27.40%

Supplemental data and ratios:
Net assets, end of period	$681,622,030	$779,422,324	$612,288,218	$412,985,571	$261,777,374

Ratio of expenses to average net assets
Before Expense Reimbursement, including (Recapture)	1.43%	1.39%	1.38%(2)	1.38%	1.53%
After Expense Reimbursement/(Recapture) and Securities Lending Credit	1.42%	1.37%	1.34%(2)	1.33%	1.47%

Ratio of net investment income (loss) to average net assets
Before Expense Reimbursement, including (Recapture)	0.87%	0.95%	-0.16%(2)	1.01%	0.56%
After Expense Reimbursement/(Recapture)	0.88%	0.97%	-0.12%(2)	1.06%	0.62%

Portfolio turnover rate	119.13%	89.16%	66.98%	80.32%	60.74%

(1) Not annualized.
(2)  Annualized.

63

	Real Estate Securities Fund
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	March 31, 2008	March 31, 2007	March 31, 2006	June 30, 2005	June 30, 2004
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

Net asset value, beginning of period	$20.91	$18.46	$17.31	$13.66	$11.27

Income from investment operations:
Net investment income	0.43	0.16	0.33	0.44	0.44
Net realized and unrealized gains (losses) on investments	(4.58)	3.84	3.27	4.04	2.27
Total from investment operations	(4.15)	4.00	3.60	4.48	2.71

Less distributions:
Dividends from net investment income	(0.21)	(0.25)	(0.32)	(0.43)	(0.32)
Dividends from net realized gains	(2.68)	(1.30)	(2.13)	(0.40)	–
Return of capital	(0.04)	–	–	–	–
Total distributions	(2.93)	(1.55)	(2.45)	(0.83)	(0.32)

Net asset value, end of period	$13.83	$20.91	$18.46	$17.31	$13.66

Total return	-19.74%	21.96%	22.94%(1)	33.22%	24.24%

Supplemental data and ratios:
Net assets, end of period	$82,124,778	$117,462,121	$89,616,046	$75,043,878	$79,795,852

Ratio of expenses to average net assets
Before Expense Reimbursement, including (Recapture)	1.52%	1.49%	1.51%(2)	1.51%	1.56%
After Expense Reimbursement/(Recapture) and Securities Lending Credit	1.46%	1.46%	1.49%(2)	1.49%	1.49%

Ratio of net investment income to average net assets
Before Expense Reimbursement, including (Recapture)	0.99%	0.67%	2.46%(2)	2.83%	3.35%
After Expense Reimbursement/(Recapture)	1.05%	0.70%	2.48%(2)	2.85%	3.41%

Portfolio turnover rate	81.59%	43.86%	41.09%	77.64%	24.30%

(1) Not annualized.
(2)  Annualized.

64

	Tax-Exempt Fixed Income Fund
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	March 31, 2008	March 31, 2007	March 31, 2006	June 30, 2005	June 30, 2004
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

Net asset value, beginning of period	$10.92	$10.77	$11.01	$10.75	$11.05

Income from investment operations:
Net investment income	0.31	0.27	0.17	0.20	0.17
Net realized and unrealized gains (losses) on investments	(0.28)	0.15	(0.24)	0.26	(0.28)
Total from investment operations	0.03	0.42	(0.07)	0.46	(0.11)

Less distributions:
Dividends from net investment income	(0.31)	(0.27)	(0.17)	(0.20)	(0.17)
Dividends from net realized gains	–	–	–	–	(0.02)
Total distributions	(0.31)	(0.27)	(0.17)	(0.20)	(0.19)

Net asset value, end of period	$10.64	$10.92	$10.77	$11.01	$10.75

Total return	0.28%	3.92%	-0.64%(1)	4.29%	-1.01%

Supplemental data and ratios:
Net assets, end of period	$257,440,133	$247,841,846	$213,170,198	$157,544,853	$80,301,556

Ratio of expenses to average net assets
Before Expense Reimbursement, including (Recapture)	1.23%	1.28%	1.29%(2)	1.33%	1.41%
After Expense Reimbursement/(Recapture) and Securities Lending Credit	1.23%	1.28%	1.29%(2)	1.29%	1.29%

Ratio of net investment income to average net assets
Before Expense Reimbursement, including (Recapture)	2.93%	2.53%	2.15%(2)	1.90%	1.65%
After Expense Reimbursement/(Recapture)	2.93%	2.53%	2.15%(2)	1.94%	1.77%

Portfolio turnover rate	66.26%	50.36%	14.61%	30.05%	18.90%

(1) Not annualized.
(2)  Annualized.

65

	Core Plus Fixed Income Fund
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	March 31, 2008	March 31, 2007	March 31, 2006	June 30, 2005	June 30, 2004
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

Net asset value, beginning of period	$9.27	$9.11	$10.73	$10.38	$10.71

Income from investment operations:
Net investment income	0.41	0.38	0.34	0.25	0.36
Net realized and unrealized gains (losses) on investments	(0.06)	0.15	(0.39)	0.41	(0.34)
Total from investment operations	0.35	0.53	(0.05)	0.66	0.02

Less distributions:
Dividends from net investment income	(0.41)	(0.37)	(0.26)	(0.27)	(0.35)
Dividends from net realized gains	(0.01)	–	(0.08)	(0.04)	–
Return of Capital	–	–	(1.23)	–	–
Total distributions	(0.42)	(0.37)	(1.57)	(0.31)	(0.35)

Net asset value, end of period	$9.20	$9.27	$9.11	$10.73	$10.38

Total return	3.87%	5.96%	-0.48%(1)	6.47%	0.21%

Supplemental data and ratios:
Net assets, end of period	$804,085,918	$716,017,829	$612,841,433	$508,047,802	$284,788,044

Ratio of expenses to average net assets
Before Expense Reimbursement, including (Recapture)	1.18%	1.16%	1.19%(2)	1.24%	1.29%
After Expense Reimbursement/(Recapture) and Securities Lending Credit	1.13%	1.14%	1.16%(2)	1.20%	1.29%

Ratio of net investment income to average net assets
Before Expense Reimbursement, including (Recapture)	4.37%	4.14%	3.43%(2)	2.51%	3.71%
After Expense Reimbursement/(Recapture)	4.42%	4.16%	3.47%(2)	2.55%	3.71%

Portfolio turnover rate	307.52%	280.55%	261.52%	471.24%	11.82%

(1) Not annualized.
(2)  Annualized.

66

	Enhanced Fundamental Index® Large Company Growth Fund	Enhanced Fundamental Index® Large Company Value Fund	Enhanced Fundamental Index® Small Company Growth Fund	Enhanced Fundamental Index® Small Company Value Fund
	August 9, 2007(1)	August 9, 2007(1)	August 9, 2007(1)	August 9, 2007(1)
	through March 31, 2008	through March 31, 2008	through March 31, 2008	through March 31, 2008
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00

Income from investment operations:
Net investment income (loss)	0.04	0.07	(0.01)	0.05
Net realized and unrealized losses on investments	(0.38)	(1.53)	(0.87)	(1.67)
Total from investment operations	(0.34)	(1.46)	(0.88)	(1.62)

Less distributions:
Dividends from net investment income	(0.02)	(0.04)	–	(0.03)
Dividends from net realized gains	(0.01)	(0.01)	(0.02)	(0.02)
Return of capital	–	–	–*	–
Total distributions	(0.03)	(0.05)	(0.02)	(0.05)

Net asset value, end of period	$9.63	$8.49	$9.10	$8.33

Total return	-3.40%(2)	-14.73%(2)	-8.80%(2)	-16.27%(2)

Supplemental data and ratios:
Net assets, end of period	$67,546,939	$54,697,080	$12,610,898	$6,045,461

Ratio of expenses to average net assets
Before Expense Reimbursement	1.82%(3)	1.92%(3)	3.55%(3)	6.30%(3)
After Expense Reimbursement	1.22%(3)	1.22%(3)	1.22%(3)	1.22%(3)

Ratio of net investment income (loss) to average net assets
Before Expense Reimbursement	0.28%(3)	1.21%(3)	-2.62%(3)	-3.72%(3)
After Expense Reimbursement	0.88%(3)	1.91%(3)	-0.29%(3)	1.36%(3)

Portfolio turnover rate	22.70%	7.67%	11.86%	16.18%

(1) Commencement of Operations.
(2)  Not Annualized.
(3) Annualized.
*           Amount represents less than $0.01 per share.

67

AssetMark Funds®

AssetMark Large Cap Growth Fund
AssetMark Large Cap Value Fund
AssetMark Small/Mid Cap Growth Fund
AssetMark Small/Mid Cap Value Fund
AssetMark International Equity Fund
AssetMark Real Estate Securities Fund
AssetMark Tax-Exempt Fixed Income Fund
AssetMark Core Plus Fixed Income Fund
AssetMark Enhanced Fundamental Index® Large Company Growth Fund
AssetMark Enhanced Fundamental Index® Large Company Value Fund
AssetMark Enhanced Fundamental Index® Small Company Growth Fund
AssetMark Enhanced Fundamental Index® Small Company Value Fund
AssetMark Enhanced Fundamental Index® International Equity Fund

Investment Advisor	Genworth Financial Wealth Management, Inc. 2300 Contra Costa Blvd., Suite 600 Pleasant Hill, CA 94523
Legal Counsel	Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103
Independent Registered Public Accounting Firm	KPMG LLP 777 East Wisconsin Avenue Milwaukee, WI 53202
Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Custodian	U.S. Bank, N.A. Custody Operations 1555 N. RiverCenter Drive, Suite 302 Milwaukee, WI 53212
Distributor	Capital Brokerage Corporation 6620 West Broad Street, Building 2 Richmond, VA 23230

[LOGO]
Privacy Policy

At Genworth Financial and our family of companies, we appreciate your business and the trust you have placed in us.  Our privacy philosophy reflects the value of your trust.  We are committed to protecting the personal data we obtain about you.  Please know that we do not sell your personal data. In order to provide services or products to you, we may use your personal data.  To further understand our Privacy Policy, please review the following details.

What personal data may we collect about you?
We may collect your personal data to provide you with the products or services you requested.  We may obtain it from your application, your transactions with us, and outside parties such as consumer reporting agencies.  We may collect personal data about you to process transactions and to prevent fraud.  Where required, we will obtain your consent before collecting it.  The personal data may include:

● Name and address	● Accounts at other institutions
● Income and assets	● Social security or taxpayer identification number

What do we do with your personal data?
We comply with Federal and State requirements related to the protection and use of your data.  This means that we only share data where we are permitted or required to do so. We also may be required to obtain your authorization before disclosing certain types of personal data.

We may use your personal data in order to:
•  Process transactions
•  Respond to your requests
•  Prevent fraud
•  Comply with regulatory requirements
•  Share with you related products and services we offer

We do not sell personal data about current or former customers or their accounts.  We do not share your personal data for marketing purposes.  When affiliates or outside companies perform a service on our behalf, we may share your personal data with them.  We required them to protect your personal data, and we only permit them to use your personal data to perform these services.

Examples of outside parties who may receive your personal data are:
•  Your agent or representative
•  Your brokerage firm
•  State or Federal authorities

How do we protect your personal data?
In order to protect your personal data, we maintain physical, electronic and procedural safeguards.  We review these safeguards regularly in keeping with technological advancements.  We restrict access to your personal data. We also train our employees in the proper handling of your personal data.

Our commitment to keeping you informed.
We will send you a Privacy Policy each year while you are our customer. In the event we broaden our data sharing practices, we will send you a new Privacy Policy.

PP-1

FOR MORE INFORMATION

You may obtain the following and other information on the Funds free of charge:

Statement of Additional Information (“SAI”) dated July 31, 2008:
The SAI of the Funds provides more details about each Fund’s policies and management.  The Funds’ SAI is incorporated by reference into this Prospectus.

Annual and Semi-Annual Report:
The annual and semi-annual reports for each Fund provide the most recent financial reports and portfolio listings.  As of the date of this Prospectus, annual and semi-annual reports for the Enhanced Fundamental Index® International Equity Fund are not yet available because this Fund had not commenced operations.  The annual report contains a discussion of the market conditions and investment strategies that affected each Fund’s performance during the last fiscal year.

To receive any of these documents or the Prospectus of AssetMark Funds or to request additional information about AssetMark Funds, please contact us.

By Telephone:
(888) 278-5809

By Mail:
AssetMark Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

By Internet:
www.assetmark.com or www. GenworthWealth.com

From the SEC:
You may review and obtain copies of AssetMark Funds’ information (including the SAI) at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

1940 Act File No. 811-10267

[LOGO] AssetMark Funds® Prospectus July 31, 2008

ASSETMARK FUNDS

STATEMENT OF ADDITIONAL INFORMATION

July 31, 2008

AssetMark Large Cap Growth Fund
AssetMark Large Cap Value Fund
AssetMark Small/Mid Cap Growth Fund
AssetMark Small/Mid Cap Value Fund
AssetMark International Equity Fund
AssetMark Real Estate Securities Fund
AssetMark Tax-Exempt Fixed Income Fund
AssetMark Core Plus Fixed Income Fund
AssetMark Enhanced Fundamental Index® Large Company Growth Fund
AssetMark Enhanced Fundamental Index® Large Company Value Fund
AssetMark Enhanced Fundamental Index® Small Company Growth Fund
AssetMark Enhanced Fundamental Index® Small Company Value Fund
AssetMark Enhanced Fundamental Index® International Equity Fund

This Statement of Additional Information (“SAI”) provides general information about each of the series (individually, a “Fund” and collectively, the “Funds”) of AssetMark Funds.  This SAI is not a prospectus and should be read in conjunction with the Funds’ current Prospectus dated July 31, 2008, as supplemented and amended from time to time, which is incorporated herein by reference.  To obtain a copy of the Prospectus, please write or call the Funds at the address or telephone number below.

Each Fund is managed based on one of two different styles: AssetMark Large Cap Growth Fund, AssetMark Large Cap Value Fund, AssetMark Small/Mid Cap Growth Fund, AssetMark Small/Mid Cap Value Fund, AssetMark International Equity Fund, AssetMark Real Estate Securities Fund, AssetMark Tax-Exempt Fixed Income Fund and AssetMark Core Plus Fixed Income Fund (together, the “Actively Managed Funds”) are managed using a traditional active management style.  AssetMark Enhanced Fundamental Index® Large Company Growth Fund, AssetMark Enhanced Fundamental Index® Large Company Value Fund, AssetMark Enhanced Fundamental Index® Small Company Growth Fund, AssetMark Enhanced Fundamental Index® Small Company Value Fund and AssetMark Enhanced Fundamental Index® International Equity Fund (together, the “Enhanced Fundamental Index® Funds”) are managed using the Research Affiliates Fundamental Index® (“RAFI®”) approach to index and portfolio construction.

The Funds’ financial statements for the fiscal year ended March 31, 2008 (with the exception of the AssetMark Fundamental Index® International Equity Fund, which has not commenced operations as of the date of this SAI) are incorporated herein by reference to the Funds’ Annual Report dated March 31, 2008.  A copy of the Annual Report may be obtained without charge by calling or writing the Funds as shown below.

AssetMark Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
Phone: (888) 278-5809

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT ASSETMARK FUNDS	3

DESCRIPTION OF THE FUNDS	3

INVESTMENT RESTRICTIONS	4

MANAGEMENT APPROACH	5

INVESTMENT POLICIES AND ASSOCIATED RISKS	7

DISCLOSURE OF PORTFOLIO HOLDINGS	31

MANAGEMENT OF THE FUNDS	33

INVESTMENT ADVISOR AND SUB-ADVISORS	43

DISTRIBUTION AND SHAREHOLDER SERVICING	71

SERVICE PROVIDERS	73

ANTI-MONEY LAUNDERING PROGRAM	74

CODES OF ETHICS	74

PROXY VOTING GUIDELINES	75

VALUATION OF SHARES	120

PURCHASE AND REDEMPTION OF SHARES	121

PORTFOLIO TRANSACTIONS	122

TAXES	127

PERFORMANCE INFORMATION	136

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	136

LEGAL COUNSEL	136

FINANCIAL STATEMENTS	136

APPENDIX	1

General Information about AssetMark Funds

AssetMark Funds (the “Trust”) is an open-end management investment company, or mutual fund, organized as a Delaware statutory trust on January 2, 2001.  The Declaration of Trust permits the Trust to offer separate series (the “Funds”) of units of beneficial interest and separate classes.  The Funds each currently consist of a single class of shares of beneficial interest.  The Board of Trustees may establish additional series of the Trust at any time.  The Funds each have their own investment objectives and policies.  Genworth Financial Wealth Management, Inc. (formerly, AssetMark Investment Services, Inc.) serves as the investment advisor to the Funds (the “Advisor”).

The Trust is authorized to issue an unlimited number of interests (or shares) with no par value.  Shares of each series have equal voting rights and liquidation rights, and are voted in the aggregate and not by the series except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”) or when the matter affects only the interest of a particular Fund.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  The Trust does not normally hold annual meetings of shareholders.

Each share of each Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Board of Trustees.  The shares of the Funds do not have cumulative voting rights or any preemptive or conversion rights.  Expenses attributable to any Fund are borne by that Fund.  Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by, or under the direction of, the Board of Trustees, on the basis of relative net assets or number of shareholders.

The assets of a Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the particular Fund.  In the event of the dissolution or liquidation of a Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Description of the Funds

The Actively Managed Funds are non-diversified, and the Enhanced Fundamental Index® Funds are diversified.  AssetMark Large Cap Growth Fund (the “Large Cap Growth Fund”), AssetMark Large Cap Value Fund (the “Large Cap Value Fund”), AssetMark Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”), AssetMark Small/Mid Cap Value Fund (the “Small/Mid Cap Value Fund”) and AssetMark International Equity Fund (the “International Equity Fund”) each have a fundamental investment objective to provide capital appreciation over the long term.  AssetMark Real Estate Securities Fund (the “Real Estate Securities Fund”) has a fundamental investment objective to provide capital appreciation over the long term, with current income as a secondary objective.  AssetMark Tax-Exempt Fixed Income Fund (the “Tax-Exempt Fixed Income Fund”) has a fundamental investment objective to provide current income exempt from federal income tax.  AssetMark Core Plus Fixed Income Fund (the “Core Plus Fixed Income Fund”) has a fundamental investment objective to provide current income consistent with a low volatility of principal.  The Core Plus Fixed Income Fund will also seek capital appreciation.  AssetMark Enhanced Fundamental Index® Large Company Growth Fund (the “Enhanced Fundamental Index® Large Company Growth Fund”), AssetMark Enhanced Fundamental Index® Large Company Value Fund (the “Enhanced Fundamental Index® Large Company Value Fund”), AssetMark Enhanced Fundamental Index® Small Company Growth Fund (the “Enhanced Fundamental Index® Small Company Growth Fund”), AssetMark Enhanced Fundamental Index® Small Company Value Fund (the “Enhanced Fundamental Index® Small Company Value Fund”) and AssetMark Enhanced Fundamental Index® International Equity Fund (the “Enhanced Fundamental Index® International Equity Fund”) each have an investment objective to provide capital appreciation over the long term.

The Actively Managed Funds’ investment objectives are fundamental, which means that they may not be changed without shareholder approval.  Each Enhanced Fundamental Index® Fund’s investment objective is non-fundamental, which means that it may be changed by action of the Board of Trustees without shareholder approval, although the Funds will provide advance notice to shareholders before any such change takes effect.  Unless otherwise noted, all of the other investment policies and strategies described in the Prospectus or hereafter are non-fundamental.

Investment Restrictions

Each of the Funds has adopted and is subject to the following fundamental investment restrictions.  These investment restrictions of the Funds may be changed only with the approval of the holders of a majority of a Fund’s outstanding voting securities.  As used in this SAI, “a majority of a Fund’s outstanding voting securities” means the lesser of (1) 67% of the shares of beneficial interest of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares of beneficial interest of the Fund.

The percentage limitations referred to in these restrictions apply only at the time of investment.  A later increase or decrease in a percentage that results from a change in value in the portfolio securities held by a Fund will not be considered a violation of such limitation, and a Fund will not necessarily have to sell a portfolio security or adjust its holdings in order to comply.

1.	No Fund will act as underwriter for securities of other issuers except as they may be deemed an underwriter in selling a portfolio security.

2.
No Fund will make loans if, as a result, the amount of a Fund’s assets loaned would exceed the amount permitted under the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its portfolio securities and (iv) lend money to other Funds within the Trust in accordance with the terms of the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom.

3.
No Fund will purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to (i) the securities of other investment companies, investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or tax-exempt municipal securities; and (ii) the Real Estate Securities Fund’s investment in real estate securities.  The Real Estate Securities Fund will invest at least 25% of its total assets in securities of companies in the real estate industry.

4.
No Fund will borrow money in an amount exceeding the amount permitted under the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom, provided that (i) investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets or maintain a margin account to facilitate the settlement of securities transactions are not considered borrowings for the purposes of this limitation and (ii) each Fund may borrow money from other Funds within the Trust in accordance with the terms of the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom.

5.
No Fund will issue senior securities to the Funds’ presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Funds from (i) making any permitted borrowings, loans, mortgages, or pledges; (ii) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions or (iii) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof.

6.
No Fund will purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies that own or invest in real estate (including REITs), commodities, or commodities contracts and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.  Each Fund may temporarily hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of such Fund’s ownership of real estate investment trusts, securities secured by real estate or interests thereon or securities of companies engaged in the real estate business.

Management Approach

Multi-Advisor Approach (Actively Managed Funds)

The Advisor is responsible for constructing and monitoring the asset allocation and portfolio strategy for each Actively Managed Fund.  Each Actively Managed Fund invests within a specific segment (or portion) of the capital markets and invests in securities consistent with the Fund’s investment objective(s) and strategies.  The potential risks and returns of the Actively Managed Funds vary with the degree to which a Fund invests in a particular market segment and/or asset class.

The Advisor believes that it is possible to enhance shareholder value by using one or more sub-advisory firms to manage various portions of the assets of each Actively Managed Fund, rather than simply employing a single firm.  This “multi-advisor approach” is designed to reduce the management risk inherent in individual security selection and to achieve lower volatility by combining the skills of sub-advisors with complementary investment approaches.  The Advisor manages the Actively Managed Funds using a “manager of managers” approach by selecting one or more sub-advisors to manage distinct segments of a market or asset class for each Fund based upon the Advisor’s evaluation of a sub-advisor’s expertise and performance in managing the appropriate asset class.

In addition, the Actively Managed Funds are designed to allow a sub-advisor to manage a portfolio containing a smaller number of securities than are typically held by traditional mutual funds.  This strategy allows each sub-advisor to place greater emphasis on those securities in which the sub-advisor has the most conviction.  The investment styles and disciplines of the sub-advisors to each of the Actively Managed Funds are intended to complement one another.  In constructing and overseeing the entire portfolio of each Actively Managed Fund, the Advisor provides investment guidelines to each sub-advisor for a specific portion of a Fund’s assets, which may be more restrictive than those of the portfolio as a whole.

Enhanced Fundamental Index® Approach (Enhanced Fundamental Index® Funds)

General Theory.  Each Enhanced Fundamental Index® Fund’s portfolio is managed in accordance with an enhanced version of the Research Affiliates Fundamental Index® (“RAFI®”) approach to index and portfolio construction.  Research Affiliates, LLC (“Research Affiliates”) is a pioneer in the field of Fundamental Index® investing and the creator of the RAFI® approach.*  The RAFI® approach is a patent-pending, quantitative process that utilizes fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding), in selecting securities for an index and determining each individual security’s relative weight within the index.  The RAFI® approach is premised on the idea that fundamental measures (as opposed to market capitalization) are a more meaningful way to determine the size of a company when constructing a company size-based securities index, since market capitalization is based on a company’s share price, which is affected by investor sentiment and may not always reflect the fundamental value of a company.  Thus, a market capitalization-based approach may select securities for an index and weight those securities within the index in a manner that does not accurately account for the true “size” of a company.  Each of the Enhanced Fundamental Index® Funds seeks to invest in the same securities (at the same relative weights), or a representative sampling of such securities, that make up an enhanced version of a particular fundamental index (or portions thereof) created by Research Affiliates using the RAFI® approach.

Index Construction.  The RAFI® index construction process begins with all of the listed equity securities in a given universe (U.S. equities, international equities, etc.).  Research Affiliates then employs a set of four quantitative rules to select securities to be included in the index based on fundamental measures of company size:  (1) book equity value, (2) gross dividends (if any), (3) income (free cash flow) and (4) sales.  Once the securities are selected for the index, Research Affiliates applies the same four factors to re-weight the securities relative to the other securities selected for the index, to determine the relative weight for each security within the index.

* Fundamental Index®or RAFI® the non-capitalization method for creating and weighting an index of securities, is the patent-pending proprietary intellectual property of Research Affiliates, LLC (Patent Pending. Publ. Nos. US-2005-0171884-A1, US-2006-0015433-A1, US-2006-0149645-A1 and WO 2005/076812).  The trade names Fundamental Index®, RAFI®, RAFI® (logo) and Fundamental 1000® are the exclusive intellectual property of Research Affiliates, LLC.  Any use of the intellectual property of Research Affiliates, LLC without the prior written permission of Research Affiliates, LLC is expressly prohibited.  Research Affiliates, LLC reserves the right to take any and all necessary action to preserve all of its rights, title and interest in and to its intellectual property.

Research Affiliates serves as a sub-advisor of each Enhanced Fundamental Index® Fund, and sub-advises each Fund’s portfolio to approximate the return of an enhanced version of one of its standard indexes.  The RAFI® 3000 Index consists of the 3,000 largest U.S. companies, as determined using the RAFI® approach.  The RAFI® 1000 Index consists of the l,000 largest companies (numbers 1 through 1,000) in the RAFI® 3000 Index, as determined using the RAFI® approach.  The RAFI® 2000 Index consists of the smallest 2,000 companies (numbers 1,001 through 3,000) in the RAFI® 3000 Index, as ranked by Research Affiliates using the RAFI® methodology.  The RAFI® International Equity Index consists of the largest 1,000 publicly traded companies, as determined using the RAFI® approach, in the developed markets outside of North America (Europe, Australasia and the Far East).  The securities that make up each standard index are typically reconstituted once annually, while the relative weights of each security within an index are adjusted more frequently.

Index Enhancements.  Each Enhanced Fundamental Index® Fund seeks to invest in the securities (or a specified portion of the securities) that make up an “enhanced” version of a particular RAFI® index.  Each enhanced version of the Research Affiliates Fundamental Index® is based on a standard Research Affiliates Fundamental Index®, but is constructed with certain quantitative alterations intended to generate excess returns over and above the returns of the standard RAFI® index, without additional volatility.

Currently, the following accounting and portfolio construction enhancements are applied to the standard RAFI® indexes in order to create each enhanced version of the Research Affiliates Fundamental Index®:

Quality of Earnings.  The quality of each company’s corporate earnings are measured using a net operating assets analysis and the companies are grouped into ten deciles according to the results.  The weightings of the companies in the top deciles for quality of earnings are increased within the enhanced index while the weightings of the companies in bottom deciles are reduced.

--Financial Distress Risk. Each company’s “financial distress risk” is measured using a debt coverage ratio analysis to evaluate the extent to which the company has sufficient net operating income to cover its debt.  Companies with a low score have a higher financial distress risk and their weightings are reduced within the enhanced index.

--More Frequent Index Reconstitution.  Instead of reconstituting the securities within each index annually, as with the standard RAFI® indexes, each enhanced version of the index is reconstituted quarterly.  Thereafter, in order to minimize the trading costs and the possible generation of taxable gains, the Fund’s cash inflows from dividends or shareholder investments are invested in a manner designed to most effectively adjust the structure of the Fund’s portfolio to best approximate the return of the reconstituted index.

--Re-Weighting of Fundamental Index® Factors.  While the standard RAFI® indexes are constructed by applying equal weights to the four fundamental factors that are used to calculate company size (book equity value, dividends, income and sales), the weighting of the four factors may be adjusted to best tailor the mix of fundamental factors to the nature of the target asset classes within the index in a manner intended to provide the most meaningful measures of company size.

Research Affiliates continually evaluates additional enhancements and may introduce or adjust an enhancement after exhaustive testing.  Any enhancements must be consistent with the Fundamental Index® methodology and be shown to be statistically significant over time.

Implementation of Fundamental Index® Approach. Russell Implementation Services, Inc. (“Russell”) acts as a sub-advisor for the Enhanced Fundamental Index® Funds,  implementing the investment program of each Enhanced Fundamental Index® Fund by, among other things, trading portfolio securities and performing related services, rebalancing each Fund’s portfolio, voting proxies and providing cash management services in accordance with the investment advice formulated by Research Affiliates.  In performing these services, Russell seeks to invest each Enhanced Fundamental Index® Fund’s portfolio in accordance with the Fund’s corresponding Fundamental Index®, while seeking to minimize related transaction costs.

Investment Policies and Associated Risks

The following paragraphs provide more detail regarding the Funds’ investment policies and the associated risks identified in the Funds’ Prospectus.  Unless otherwise noted, these policies pertain to all of the Funds and are not fundamental and may be changed by the Board of Trustees of the Funds.  Each Fund is permitted to hold securities and engage in various strategies as described hereafter, but none are obligated to do so, except as otherwise noted.

Common and Preferred Stock

Equity securities, such as common stocks, represent shares of ownership of a corporation.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and the liquidation of assets.  Some preferred stocks may be convertible into common stock.  Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

Debt Securities

The Actively Managed Funds may invest in debt securities, including those convertible into common stocks.

Debt securities purchased by each Actively Managed Fund will typically consist of obligations that are rated investment grade or better, having at least adequate capacity to pay interest and typically repay principal.

Non-convertible debt obligations will be rated BBB or higher by Standard and Poor’s® (“S&P®”), or Baa or higher by Moody’s Investors Service©, Inc.  (“Moody’s”) or determined to be of comparable quality by the Advisor or a Fund’s sub-advisor if the security is unrated.  Convertible debt obligations will be rated A or higher by S&P® or A or higher by Moody’s or determined to be of comparable quality by the Advisor or a Fund’s sub-advisor if the security is unrated.  Bonds in the lowest investment grade category (BBB by S&P® or Baa by Moody’s) have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories.

The Core Plus Fixed Income Fund and the Tax-Exempt Fixed Income Fund may invest in high yield debt securities or “junk bonds,” which are securities rated BB or below by S&P® or Ba or below by Moody’s (“lower-rated securities”).  Lower-rated securities are considered to be of poor standing and predominantly speculative and are subject to a substantial degree of credit risk.  Lower-rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events.  Also, lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal.  The risks posed by securities issued under such circumstances are substantial.

The higher yields from lower-rated securities may compensate for the higher default rates on such securities.  However, there can be no assurance that higher yields will offset default rates on lower-rated securities in the future.  Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay their debt at maturity by refinancing.  The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.  Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower-rated securities will be influenced not only by changing interest rates, but also by the bond market’s perception of credit quality and the outlook for economic growth.  When economic conditions appear to be deteriorating, lower-rated securities may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates.

Especially during times of deteriorating economic conditions, trading in the secondary market for lower-rated securities may become thin and market liquidity may be significantly reduced.  Even under normal conditions, the market for lower-rated securities may be less liquid than the market for investment grade corporate bonds.  There are fewer securities dealers in the high yield market and purchasers of lower-rated securities are concentrated among a smaller group of securities dealers and institutional investors.  In periods of reduced market liquidity, lower-rated securities prices may become more volatile and a Fund’s ability to dispose of particular issues when necessary to meet that Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.  See the Appendix to this SAI for a description of debt security ratings.

The ratings of S&P®, Moody’s and other nationally recognized rating agencies represent the opinions of those rating agencies as to the quality of debt securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields, while debt securities of the same maturity and interest rate with different ratings may have the same yield.

The payment of principal and interest on most debt securities purchased will depend upon the ability of the issuers to meet their obligations.  An issuer’s obligations in connection with its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.  The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  The Advisor or respective sub-advisor will consider such an event in determining whether the Fund involved should continue to hold the security.  For a more detailed description of the ratings of debt securities, see the Appendix.

Non-Diversification of Investments

Each Actively Managed Fund is non-diversified under the 1940 Act.  This means that under the 1940 Act, there is no restriction as to how much an Actively Managed Fund may invest in the securities of any one issuer.  However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code, as amended (“Code”), the Actively Managed Funds and the Enhanced Fundamental Index® Funds all intend to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code.  Pursuant to these requirements, at the end of each taxable quarter, each Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) of more than 25% of the value of the Fund’s total assets.  In addition, each Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer equal to 5% of the Fund’s total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer.  As non-diversified investment companies, the Actively Managed Funds may be subject to greater risks than diversified investment companies because of the larger impact of fluctuation in the values of securities of fewer issuers.

Sector Focus

The Large Cap Value Fund and the Small/Mid Cap Value Fund may, from time to time, invest a greater amount of their assets in certain market sectors such as financial services and basic industries than in other market sectors.  The financial services sector may be adversely affected by changes in economic conditions and interest rates, as well as legislative initiatives, both of which may impact the profitability of companies in that sector.  Companies in the basic industries sector are subject to general risks posed by an economic slow down or recession, as well as market risk to the extent that investors perceive securities of issuers in other sectors to offer greater opportunities for growth.  The Large Cap Growth Fund and the Small/Mid Cap Growth Fund may invest a greater amount of their assets in market sectors such as technology and health care than in other market sectors.  Companies in the technology sector are subject to risks such as those relating to potential rapid obsolescence of technology, failure of the market to accept new technologies, and difficulty in obtaining financing for necessary research and development or expansion.  Companies in the health care sector are subject to many of the same risks as those facing companies in the technology sector, and are also subject to risks related to legislative and regulatory action which may affect the profitability of companies in that sector.

The International Equity Fund may also invest a greater amount of its assets in certain market sectors, such as telecommunications, technology, consumer goods, financial services or basic industries.  Besides the risks described above concerning investing in companies in the technology, financial services and basic industries sectors, to the extent that the International Equity Fund invests in companies in the telecommunications and consumer goods sectors, it will be subject to the risks associated with those market sectors.  Companies in the telecommunications sector are subject to many of the same risks as companies in the technology sector, and are also subject to the risk that changes in federal or state regulation in the telecommunications sector could adversely affect the profitability of these companies.  Companies in the consumer goods sector are subject to general risks posed by economic slow down or recession as well as market risk to the extent that investors prefer to invest in securities of issuers in other sectors perceived to offer greater opportunities for growth.

Real Estate Industry Concentration

The Real Estate Securities Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of companies in the real estate industry.  The concentration of the Real Estate Securities Fund’s investments in the real estate industry will subject the Real Estate Securities Fund to risks in addition to those that apply to the general equity markets.  Economic, legislative or regulatory developments may significantly affect the entire real estate industry and thus may subject the Real Estate Securities Fund to greater market fluctuations than a fund that does not concentrate in a particular industry.  In addition, the Real Estate Securities Fund will generally be subject to risks associated with direct ownership of real estate, such as decreases in real estate value or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties.  Because of the Real Estate Securities Fund’s strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in a single industry.

Borrowings

Each Fund may borrow funds to meet redemptions, for other emergency purposes or to increase its portfolio holdings of securities, to the extent permitted by the 1940 Act.  Such borrowings may be on a secured or unsecured basis, and at fixed or variable rates of interest.  A Fund may borrow for such purposes an amount equal to 33 1/3% of the value of its total assets.  The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

For the Actively Managed Funds, leveraging, by means of borrowing, may exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund’s net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds.

Securities Lending

Each Fund may lend its portfolio securities to unaffiliated broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured continuously by collateral, marked-to-market daily and maintained in an amount at least equal in value to the current market value of the securities loaned.  Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank that meets the investment standards stated below under “Temporary Investments,” or any combination thereof.  The aggregate market value of securities lent by a Fund will not at any time exceed 33 1/3% of the total assets of the Fund.  All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities subject to review by the Board.  There may be risks of delay in receiving additional collateral, in recovering the securities loaned, or a loss of rights in the collateral should the borrower of the securities fail financially.  In the event a Fund is unsuccessful in seeking to enforce the contractual obligation to deliver additional collateral, then the Fund could suffer a loss.  However, loans will be made only to borrowers deemed to be of good standing and when, in the Advisor’s opinion, the income to be earned from the loan justifies the attendant risks.

When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations.  Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

Restricted and Illiquid Securities

Each Fund may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which includes securities with legal or contractual restrictions on their disposition, and securities for which there are no readily available market quotations.  The Board of Trustees, with the assistance of the Advisor, sub-advisors and/or third-party pricing services, will determine the value of such securities in good faith in accordance with the provisions of the 1940 Act.  Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired.  There are no restrictions on a Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid.  Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.

Foreign Securities

Each Fund’s investments in the securities of foreign issuers may include both securities of foreign corporations and securities of foreign governments and their political subdivisions.  By investing the majority of their assets in investments that are tied economically to different countries throughout the world, the International Equity Fund and the Enhanced Fundamental Index® International Equity Fund will be more susceptible to the additional risks of foreign investing than the other Funds, and as a result, the net asset value of the International Equity Fund and the Enhanced Fundamental Index® International Equity Fund may be more volatile, and have greater risks of loss than a domestic fund.

The Actively Managed Funds and the Enhanced Fundamental Index® International Equity Fund may invest in foreign securities directly, or through depositary receipts, such as American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).  Depositary receipts are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  Investments in these types of securities, as well as securities of foreign issuers, involve certain inherent risks generally associated with investments in foreign securities, including the following:

Political and Economic Factors. The economies of foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation, or economic recessions or slow downs of those partners, could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations.  A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency held by a Fund.  Such changes will also affect a Fund’s investments in depositary receipts.

Taxes. The interest and dividends payable on certain foreign securities, including those comprising an ADR, may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to a Fund and the amount that may ultimately be available for distribution to the Fund’s shareholders.  See the section entitled “Taxes” below.

Emerging Market Countries

The International Equity Fund, the Core Plus Fixed Income Fund and the Enhanced Fundamental Index® International Equity Fund each may invest up to 20% of its total assets in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the MSCI Emerging MarketsSM Index.  Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital.  Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

Some of the currencies in emerging markets have experienced de-valuations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.  Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector.  In some countries, the government owns or controls many companies.  As such, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which the International Equity Fund, the Core Plus Fixed Income Fund and the Enhanced Fundamental Index® International Equity Fund invest.  Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments.  Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Foreign Currency Transactions

Although the Actively Managed Funds and the Enhanced Fundamental Index® International Equity Fund value their assets daily in U.S. dollars, they are not required to convert their holdings of foreign currencies to U.S. dollars on a daily basis.  A Fund’s foreign currencies generally will be held as “foreign currency call accounts” at foreign branches of foreign or domestic banks.  These accounts bear interest at negotiated rates and are payable upon relatively short demand periods.  If a bank became insolvent, a Fund could suffer a loss of some or all of the amounts deposited.  A Fund may convert foreign currency to U.S. dollars from time to time.  Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a “spread,” which is the difference between the prices at which the dealers are buying and selling foreign currencies.  Currently, only the Core Plus Fixed Income Fund expects to hedge its foreign currency exposure under normal market conditions.

The Actively Managed Funds may enter into forward currency contracts. Except where segregated accounts are not required under the 1940 Act, when a Fund enters into forward contracts or currency futures, the Funds’ custodian will place cash, U.S. government securities or high-grade debt securities into segregated accounts of such Fund in an amount equal to the value of that Fund’s total assets committed to consummation of the forward contracts and currency futures.  If the value of these segregated securities declines, additional cash or securities will be placed in the appropriate account on a daily basis so that the account value is at least equal to the Fund’s commitments to such contracts.

Transactions involving forward currency contracts may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign currency, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency, it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds).

A Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the Advisor or the respective sub-advisor believes will have a positive correlation to the values of the currency being hedged.  In addition, each Actively Managed Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another.  For example, if a Fund owns securities denominated in a foreign currency and the Advisor or sub-advisor believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency.  Transactions that use two foreign currencies are sometimes referred to as “cross hedges.”  Use of different foreign currency magnifies the risk that movements in the price of the instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.  When a Fund enters into a forward currency contract, it relies on the counter-party to make or take delivery of the underlying currency at the maturity of the contract.  Failure by the counter-party to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written.  Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contacts only by negotiating directly with the counter-party.  Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity.  In addition, in the event of insolvency of the counter-party, a Fund might be unable to close out a forward currency contract at any time prior to maturity.  In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

Smaller and Mid-Sized Companies/Capitalization Stock

Many of the companies in which the Small/Mid Cap Value Fund, Small/Mid Cap Growth Fund, Real Estate Securities Fund, Enhanced Fundamental Index® Small Company Growth Fund and Enhanced Fundamental Index® Small Company Value Fund may invest will include those that have limited product lines, services, markets, or financial resources, or that are dependent on a small management group.  In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies or companies with larger capitalizations (“Large-Sized Companies”).  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund.

Historically, smaller companies and the stocks of companies with smaller or mid-sized capitalizations (“Small-Sized Companies”) have been more volatile in price than Large-Sized Companies.  Among the reasons for the greater price volatility of these Small-Sized Company stocks are the less certain growth prospects of Small-Sized Companies, the lower degree of liquidity in the markets for such stocks, the greater sensitivity of Small-Sized Companies to changing economic conditions and the fewer market makers and wider spreads between quoted bid and asked prices which exist in the over-the-counter market for such stocks.  Besides exhibiting greater volatility, Small-Sized Company stocks may, to a degree, fluctuate independently of Large-Sized Company stocks.  Small-Sized Company stocks may decline in price as Large-Sized Company stocks rise, or rise in price as Large-Sized Company stocks decline.  Investors should therefore expect that a Fund that invests primarily in Small-Sized Companies will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500® Index.

Municipal Securities

The Tax-Exempt Fixed Income Fund invests primarily in municipal securities and the Core Plus Fixed Income Fund may also invest in municipal securities.  Municipal securities are debt obligations issued by or on behalf of states, territories, and possessions of the United States, including the District of Columbia, and any political subdivisions or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax (“Municipal Securities”).

Municipal Securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, and water and sewer works.  They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.  Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations.  The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Municipal Securities are “general obligation” bonds and “revenue” bonds.  General obligation bonds are secured by the issuer’s pledge of its full faith and credit and taxing power for the payment of the bond’s principal and interest.  Interest on, and principal of, revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue.  Revenue bonds do not represent a pledge of credit or create any debt of, or charge against, the general revenues of a municipality or public authority.  Industrial development bonds are typically classified as revenue bonds.  The Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund each may invest in, but are not limited to, the following types of Municipal Securities: industrial development bonds; municipal notes and bonds; serial notes and bonds sold with a series of maturity dates; tax anticipation notes and bonds sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; bond anticipation notes sold in anticipation of the issuance of longer-term bonds in the future; pre-refunded municipal bonds refundable at a later date (payment of principal and interest on pre-refunded bonds are assured through the first call date by the deposit in escrow of U.S. government securities); and general obligation bonds secured by a municipality’s pledge of taxation.

The Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund are not required to sell a Municipal Security if the security’s rating is reduced below the required minimum subsequent to the Fund’s purchase of the security.  However, the Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund each will consider this event in the determination of whether it should continue to hold the security in its portfolio.  If ratings made by Moody’s, S&P®, or Fitch, Inc.© (“Fitch”) change because of changes in those organizations or in their rating systems, a Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund’s Prospectus.

Under normal circumstances, the Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund each will invest their assets in intermediate- to long-term Municipal Securities.  The Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund each will seek to invest in Municipal Securities of such maturities as the Advisor or sub-advisor believes will produce current income consistent with prudent investment.  The Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund each will also consider current market conditions and the cost of the insurance obtainable on such securities.

Participation Interests

The financial institutions from which the Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund may purchase participation interests frequently provide or secure from other financial institutions irrevocable letters of credit or guarantees and give the Funds the right to demand payment on specified notice (normally within 30 days) from the issuer of the letter of credit or guarantee.  These financial institutions may charge certain fees in connection with their repurchase commitments, including a fee equal to the excess of the interest paid on the Municipal Securities over the negotiated yield at which the participation interests were purchased by the Fund.  By purchasing participation interests, the Fund is buying a security meeting its quality requirements and is also receiving the tax-free benefits of the underlying securities.

In the acquisition of participation interests, the Advisor or sub-advisor will consider the following quality factors: a high-quality underlying Municipal Security (of which the Fund takes possession); a high-quality issuer of the participation interest; or a guarantee or letter of credit from a high-quality financial institution supporting the participation interest.

Municipal Leases

The Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund each may purchase Municipal Securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity.  The lease payments and other rights under the lease provide for and secure payments on the certificates.  Municipal charters or the nature of the appropriation for the lease may limit lease obligations.  In particular, lease obligations may be subject to periodic appropriation.  If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments.  Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default.  The participants would only be able to enforce lease payments as they became due.  In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

Because municipal leases may be considered illiquid, the Advisor or sub-advisor must carefully examine the liquidity of the lease before investing.  The Advisor or sub-advisor typically considers: whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property if the lease was terminated; the lessee’s general credit strength; the possibility that the lessee will discontinue appropriating funding for the lease property because the property is no longer deemed essential to its operations; and any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease.

Credit Enhancement

Some of the investments of the Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund may be credit enhanced by a guaranty, letter of credit or insurance.  Any bankruptcy, receivership, default or change in the credit quality of the credit enhancer will adversely affect the quality and marketability of the underlying security and could cause losses to a Fund and affect the prices of shares issued by the Fund.  The Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund each may invest in securities that are credit-enhanced by banks, and thus the value of those credit enhancements will be affected by developments affecting the economic health and viability of banks.  The Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund each typically evaluate the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement, rather than the financial condition and/or rating of the issuer.

Variable Rate or Floating Rate Municipal Securities

The Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund each may purchase Municipal Securities with variable or floating interest rates.  Variable or floating interest rates are ordinarily stated as a percentage of the prime rate of a bank or some similar standard, such as the 91-day U.S. Treasury bill rate.  Variable interest rates are adjusted on a periodic basis (i.e., every 30 days) and floating interest rates are adjusted whenever a benchmark rate changes.  Many variable or floating rate Municipal Securities are subject to payment of principal on demand by a Fund, usually in not more than seven days.  If a variable or floating rate Municipal Security does not have this demand feature, or the demand feature extends beyond seven days and the Advisor or sub-advisor believes the security cannot be sold within seven days, the Advisor or sub-advisor may consider the security to be illiquid.  However, each Fund’s investment limitations provide that the Fund will not invest more than 15% of its net assets in illiquid securities.  All variable or floating rate Municipal Securities will meet the quality standards for a Fund.

Variable and floating interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices.  Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate Municipal Securities than for fixed income obligations.  Many Municipal Securities with variable or floating interest rates purchased by the Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund are subject to repayment of principal (usually within seven days) on the demand of each Fund.  The terms of these variable or floating rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

Auction Rate Securities

The Tax-Except Fixed Income Fund and the Core Plus Fixed Income Fund each may invest in auction rate Municipal Securities.  Auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals.  The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield.  The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale.  While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Industrial Development Bonds

The Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund may each invest in industrial development bonds, a type of Municipal Security.  Industrial development bonds are generally issued to provide financing aid to acquire sites or construct and equip facilities for use by privately or publicly owned entities.  Most state and local governments have the power to permit the issuance of industrial development bonds to provide financing for such entities in order to encourage the privately or publicly owned entities to locate within their communities.  Industrial development bonds, which are in most cases revenue bonds, do not represent a pledge of credit or create any debt of a municipality or a public authority, and no taxes may be levied for the payment of principal or interest on these bonds.  The principal and interest is payable solely out of monies generated by the entities using or purchasing the sites or facilities.  These bonds will be considered Municipal Securities eligible for purchase by a Fund if the interest paid on them, in the opinion of bond counsel or in the opinion of the officers of the Trust and/or the Advisor, is exempt from federal income tax.  The Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund may each invest in industrial development bonds (including pollution control revenue bonds) as long as they are not from the same facility or similar types of facilities or projects.

Municipal Securities Risks

The value of the respective shares of the Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund will fluctuate.  The amount of this fluctuation is dependent, to a certain extent, upon the quality and maturity of the Municipal Securities in each Fund’s portfolio, as well as on market conditions.  Municipal Securities prices are interest rate sensitive, which means that their value varies inversely with market interest rates.  Thus, if market interest rates have increased from the time a security was purchased, the security, if sold, might be sold at a price less than its cost.  Similarly, if market interest rates have declined from the time a security was purchased, the security, if sold, might be sold at a price greater than its cost.  (In either instance, if the security was held to maturity, no loss or gain normally would be realized as a result of interim market fluctuations.)

Yields on Municipal Securities depend on a variety of factors, including: the general conditions of the money market and the taxable and Municipal Securities markets; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue.  The ability of a Fund to achieve its investment objectives also depends on the continuing ability of the issuers of Municipal Securities to meet their obligations for the payment of interest and principal when due.

Further, any adverse economic conditions or developments affecting the states or municipalities could impact the Fund’s portfolio.  Investing in Municipal Securities that meet the Fund’s quality standards may not be possible if the states and municipalities do not maintain their current credit ratings.

Municipal Bond Insurance

The Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund may each purchase Municipal Securities covered by insurance.  The insurance guarantees the timely payment of principal at maturity and interest on such securities.  These insured Municipal Securities are either covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party (“Issuer-Obtained Insurance”), or insured under master insurance policies issued by municipal bond insurers, which may be purchased by a Fund (the “Policies”).

A Fund will require or obtain municipal bond insurance when purchasing Municipal Securities that would not otherwise meet the Fund’s quality standards.  The Fund may also require or obtain municipal bond insurance when purchasing or holding specific Municipal Securities when, in the opinion of the Advisor, such insurance would benefit the Fund, for example, through improvement of portfolio quality or increased liquidity of certain securities.  The Advisor anticipates that the Fund may have investments in insured Municipal Securities.

Issuer-Obtained Insurance Policies are non-cancelable and continue in force as long as the Municipal Securities are outstanding and their respective insurers remain in business.  If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the Policies purchased by a Fund.

The Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund may purchase two types of Policies issued by municipal bond insurers.  One type of Policy covers certain Municipal Securities only during the period in which they are in a Fund’s portfolio.  In the event that a Municipal Security covered by such a Policy is sold from the Fund, the insurer of the relevant Policy will be liable only for those payments of interest and principal which are then due and owing at the time of sale.  The other type of Policy covers Municipal Securities not only while they remain in the Fund’s portfolio, but also until their final maturity even if they are sold out of the Fund’s portfolio.  This allows the securities to have coverage that benefits all subsequent holders of those Municipal Securities.  The Fund will obtain insurance covering Municipal Securities until final maturity even after they are sold out of the Fund’s portfolio only if, in the judgment of the Advisor or sub-advisor, the Fund would receive net proceeds from the sale of those securities.  Net proceeds are calculated after deducting the cost of the permanent insurance and related fees.  Also, the proceeds received must be significantly more than the proceeds the Fund would have received if the Municipal Securities were sold without insurance.  Payments received from municipal bond insurers may not be tax-exempt income to shareholders of the Fund.

A Fund pays the premiums for the Policies and, as a result, the yield on the Fund’s portfolio is reduced.  Premiums for the Policies are paid by the Fund monthly, and are adjusted for purchases and sales of Municipal Securities during the month.  Depending upon the characteristics of the Municipal Security held by the Fund, the annual premiums for the Policies are estimated to range from 0.10% to 0.25% of the value of the Municipal Securities covered under the Policies, with an average annual premium rate of approximately 0.175%.

The Fund may purchase Policies from Municipal Bond Investors Assurance Corp. (“MBIA”), AMBAC Indemnity Corporation (“AMBAC”), Financial Guaranty Insurance Company (“Financial Guaranty”), Financial Security Assurance (“FSA”) or any other municipal bond insurer that is rated in the highest rating category by a nationally recognized statistical rating organization (“NRSRO”).  Under each Policy, the insurer is obligated to provide insurance payments pursuant to valid claims.  The claims must be equal to the payment of principal and interest on those Municipal Securities the Policy insures.  The Policies will have the same general characteristics and features.  A Municipal Security will be eligible for coverage if it meets certain requirements set forth in a Policy.  In the event interest or principal on an insured Municipal Security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by the Fund that such non-payment has occurred.  The insurance feature is intended to reduce financial risk, but the cost of the insurance and compliance with the investment restrictions imposed by the guidelines in the Policies will reduce the yield to shareholders of the Fund.

MBIA, AMBAC, Financial Guaranty and FSA will not have the right to withdraw coverage on securities insured by their Policies so long as such securities remain in the Fund’s portfolio.  Also, MBIA, AMBAC, Financial Guaranty or FSA may not cancel their Policies for any reason except failure to pay premiums when due.  MBIA, AMBAC, Financial Guaranty and FSA will reserve the right at any time upon 90 days’ written notice to a Fund to refuse to insure any additional Municipal Securities purchased by the Fund after the effective date of such notice.  The Trustees will reserve the right to terminate any of the Policies if they determine that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved.  Additionally, the Board of Trustees reserves the right to enter into contracts with insurance carriers other than MBIA, AMBAC, Financial Guaranty or FSA if such carriers are rated in the highest rating category by an NRSRO.

Under the Policies, municipal bond insurers unconditionally guarantee to the Fund the timely payment of principal and interest on the insured Municipal Securities when and as such payments become due.  In the event of any acceleration of the due date of the principal, the guaranteed payments will be made in such amounts and at such times as payments of principal would have been due had there been no acceleration.  Reasons for possible acceleration are mandatory or optional redemption (other than acceleration by reason of mandatory sinking fund payments), default or otherwise.  The municipal bond insurers will be responsible for such payments less any amounts received by the Fund from any trustee for the municipal bond holders or from any other source.  The Policies do not guarantee payment on an accelerated basis, the payment of any redemption premium, the value for the shares of the Fund or payments of any tender purchase price upon the tender of the Municipal Securities.  The Policies also do not insure against nonpayment of principal of or interest on the securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the securities.  However, with respect to small-issue industrial development municipal bonds and pollution-control revenue municipal bonds covered by the Policies, the municipal bond insurers guarantee the full and complete payments required to be made by or on behalf of an issuer.  The insurers do this if there are any changes in the tax-exempt status of interest on such Municipal Securities, including principal, interest or premium payments required to be made by or on behalf of the issuer pursuant to the terms of the Municipal Securities.  A “when-issued” Municipal Security will be covered under the Policies upon the settlement date of the original issue of such “when-issued” Municipal Security.  In determining whether to insure Municipal Securities held by the Fund, each municipal bond insurer will apply its own standard, which corresponds generally to the standards it has established for determining the insurability of new issues of Municipal Securities.

Each of the municipal bond insurance companies has established reserves to cover estimated losses on defaulted municipal bonds.  However, a higher than expected default rate on municipal bonds that a company insures could deplete loss reserves and adversely affect the ability of a municipal bond insurer to pay claims to holders of insured municipal bonds, such as the Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund.

Zero-Coupon, Delayed Interest and Capital Appreciation Securities

The Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund may each invest in zero-coupon, delayed interest, pay-in-kind (“PIK”) and capital appreciation securities, which are securities that make no periodic interest payments, but are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality.  The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches.  If the issuer defaults, the Fund may not receive any return on its investment.  Because such securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities.  Since such bondholders do not receive interest payments, when interest rates rise, zero-coupon, delayed interest and capital appreciation securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon, delayed interest and capital appreciation securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon, delayed interest and capital appreciation securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.  To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash.  Similar to zero-coupon bonds and delayed interest securities, PIK securities are designed to give an issuer flexibility in managing cash flow.  PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without interest).  The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Structured Notes

The Core Plus Fixed Income Fund may invest in structured notes.  Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the “reference instrument”) or the relative change in two or more reference instruments.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments.  Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity.  In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile.  Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument.  Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.  In order to cover structured notes, the Core Plus Fixed Income Fund, to the extent required by the SEC, will segregate any such assets, either physically or by “earmarking” them as segregated in accordance with SEC positions, to cover its obligations with respect to such instruments.

Derivatives

Other than the International Equity Fund and the Core Plus Fixed Income Fund, none of the Actively Managed Funds currently intend to invest in derivative securities, although each Fund may do so.  The Enhanced Fundamental Index® Funds may invest in stock index futures for investment management purposes to remain fully invested and to gain exposure to relevant equity markets.  The Actively Managed Funds also may invest in stock index futures, as well as other derivative securities, such as call and put options, futures, and forward contracts, for hedging purposes as well as direct investment.  Each Actively Managed Fund may invest in derivatives to hedge the value of its portfolio against changes in market conditions.

Options

The Actively Managed Funds may purchase and write call or put options on securities and indices and enter into related closing transactions, but will only engage in option strategies for non-speculative purposes.

All of the Actively Managed Funds may invest in options that are listed on U.S. exchanges or traded over-the-counter.  In addition, the International Equity Fund and the Core Plus Fixed Income Fund may invest in options that are listed on recognized foreign exchanges.  Certain over-the-counter options may be illiquid.  Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund’s ability to effectively hedge its securities.  Over-the-counter options are generally considered illiquid by the SEC.  Accordingly, a Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

Call Options

A purchaser (holder) of a call option pays a non-refundable premium to the seller (writer) of a call option to obtain the right to purchase a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period).  Conversely, the seller (writer) of a call option, upon payment by the holder of the premium, has the obligation to sell the security to the holder of the call option at the exercise price during the exercise period.  The Actively Managed Funds may both purchase and write call options.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors.  The premium is the market value of an option.

Purchasing Call Options

The Actively Managed Funds may purchase call options.  As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period.  Instead of exercising the option and purchasing the security, a Fund may choose to allow the option to expire or enter into a closing sale transaction with respect to the option.  A closing sale transaction gives a Fund the opportunity to cancel out its position in a previously purchased option through the offsetting sale during the exercise period of an option having the same features.  The Fund will realize a profit from a closing sale transaction if the cost of the transaction is more than the premium it paid to purchase the option.  The Fund will realize a loss from the closing sale transaction if the cost of the transaction is less then the premium paid by the Fund.  A Fund may purchase call options on securities that it intends to buy in order to limit the risk of a substantial change in the market price of the security.  A Fund may also purchase call options on securities held in its portfolio and on which it has written call options.

Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist.  In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options.  Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

Writing Call Options

The Actively Managed Funds may write call options.  As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period.

Generally, a Fund will only write “covered call options.”  A call option is “covered” when the Fund either holds the security subject to the option or an option to purchase the same security at an exercise price equal to or less than the exercise price of the covered call option.

A Fund may write a call option that is not “covered” according to the description provided above, however, the Fund will maintain sufficient collateral in a segregated account to avoid such options violating the SEC’s prohibition on issuing senior securities.  In order to meet the SEC’s requirements, the Fund must maintain in a segregated account with its custodian, cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable collateral permitted by the SEC having a value equal to the fluctuating market value of the securities subject to the options.

As the writer of a call option, in return for the premium, the Fund gives up the opportunity to realize a profit from a price increase in the underlying security above the exercise price and retains the risk of loss should the price of the security decline.  If a call option written by a Fund is not exercised, the Fund will realize a gain in the amount of the premium.  However, any gain may be offset by a decline in the market value of the security during the exercise period.  If the option is exercised, the Fund will experience a profit or loss from the sale of the underlying security.  The Fund may have no control over when the underlying securities must be sold because the Fund may be assigned an exercise notice at any time during the exercise period.

A Fund may choose to terminate its obligation as the writer of a call option by entering into a “closing purchase transaction.”  A closing purchase transaction allows a Fund to terminate its obligation to sell a security subject to a call option by allowing the Fund to cancel its position under a previously written call option through an offsetting purchase during the exercise period of an option having the same features.  A Fund may not effect a closing purchase transaction once it has received notice that the option will be exercised.  In addition, there is no guarantee that the Fund will be able to engage in a closing purchase transaction at a time or price desirable to the Fund.  Effecting a closing purchase transaction on a call option permits a Fund to write another call option on the underlying security with a different exercise price, exercise date or both.  If a Fund wants to sell a portfolio security that is subject to a call option, it will effect a closing purchase transaction prior to or at the same time as the sale of the security.

A Fund will realize a profit from a closing purchase transaction if the cost of the transaction is less than the premium received from writing the option.  Conversely, a Fund will experience a loss from a closing purchase transaction if the cost of the transaction is more than the premium received from writing the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing purchase transaction of a written call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Put Options

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period).  Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  The Actively Managed Funds may both purchase and write put options.

Purchasing Put Options

As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period.  Instead of exercising the option and selling the security, a Fund may choose to allow the option to expire or enter into a closing sale transaction with respect to the option.  A closing sale transaction gives a Fund the opportunity to cancel out its position in a previously purchased option through the offsetting sale during the exercise period of an option having the same features.

A Fund may purchase put options on it portfolio securities for defensive purposes (“protective puts”).  A Fund may purchase a protective put for a security it holds in its portfolio to protect against a possible decline in the value of the security subject to the put option.  A Fund may also purchase a protective put for a security in its portfolio to protect the unrealized appreciation of the security without having to sell the security.  By purchasing a put option, a Fund is able to sell the security subject to the put option at the exercise price during the exercise period even if the security has significantly declined in value.

A Fund may also purchase put options for securities it is not currently holding in its portfolio.  A Fund would purchase a put option on a security it does not own in order to benefit from a decline in the market price of the security during the exercise period.  A Fund will only make a profit by exercising a put option if the market price of the security subject to the put option plus the premium and the transaction costs paid by the Fund together total less than the exercise price of the put option.

Writing Put Options

As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

A Fund will only write put options on a covered basis.  For a put option to be considered covered, the Fund must either (1) maintain cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover permitted by the SEC having a value of not less than the exercise price of the option; or (2) own an option to sell the security subject to the put option, which has an exercise price during the entire option period equal to or greater than the exercise price of the covered put option.  The rules of a clearing corporation may require that such assets be deposited in escrow to ensure payment of the exercise price.

If a put option written by a Fund is not exercised, the Fund will realize a gain in the amount of the premium.  If the put option is exercised, the Fund must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.  The Fund may have no control over when the underlying securities must be purchased because the Fund may be assigned an exercise notice at any time during the exercise period.

A Fund may choose to terminate its obligation as the writer of a put option by entering into a “closing purchase transaction.”  A closing purchase transaction allows a Fund to terminate its obligation to purchase a security subject to a put option by allowing the Fund to cancel its position under a previously written put option through an offsetting purchase during the exercise period of an option having the same features.  A Fund may not effect a closing purchase transaction once it has received notice that the option will be exercised.  In addition, there is no guarantee that a Fund will be able to engage in a closing purchase transaction at a time or price desirable to the Fund.  Effecting a closing purchase transaction on a put option permits the Fund to write another put option.

A Fund will realize a profit from a closing purchase transaction if the cost of the transaction is less than the premium received from writing the option.  Conversely, a Fund will experience a loss from a closing purchase transaction if the cost of the transaction is more than the premium received from writing the option.

A Fund may write put options in situations when the Advisor or the Fund’s sub-advisor wants to buy the underlying security for the Fund’s portfolio at a price lower than the current market price of the security.  To effect this strategy, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price the Fund is willing to pay.  Since the Fund may also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty.  The risk of this strategy is that the market price of the underlying security would decline below the exercise price less the premiums received.

Over-The-Counter (“OTC”) Options

The Actively Managed Funds may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it may engage in exchange traded options.  OTC options differ from exchange traded options in certain material respects.  OTC options are arranged directly with dealers and not with a clearing corporation.  Thus, there is a risk of non-performance by the dealer.  Because there is no exchange, pricing is typically done based on information from market makers.  OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options and the writer of an OTC option is paid the premium in advance by the dealer.  There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time.  A Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it.  A Fund may suffer a loss if it is not able to exercise or sell its position on a timely basis.  When a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option.  The Funds understand the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid.  The Fund will treat OTC options and “cover” assets as illiquid securities for the purposes of the Funds’ limitation on investments in illiquid securities.

Options on Stock Indices

The Actively Managed Funds may also buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations.  Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater (or less, in the case of puts) than the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number.  Thus, unlike stock options, all settlements are in cash, and gain or loss depends on the price movements of the underlying index rather than the price movements of an individual stock.  When a Fund writes an option on a stock index, the Fund will establish a segregated account containing cash, U.S. government securities, other high grade debt obligations or other suitable collateral stock with its custodian bank in an amount at least equal to the market value of the underlying stock index.  The Fund will maintain the account while the option is open or it will otherwise cover the transaction.

Risks of Options

A Fund’s ability to hedge effectively all or a portion of its securities through transactions in options on securities and securities indices depends on the degree to which price movements in the underlying indices or securities correlate with price movements in the relevant portion of the Fund’s portfolio.  Because such securities will not duplicate the components of any index or underlying securities, the correlation will not be perfect.  Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument.  It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities, which would result in a loss on both the securities and the hedging instrument.  Accordingly, successful use by a Fund of options on securities and securities indices will be subject to the Advisor’s or the sub-advisor’s ability to correctly predict movements in the direction of the securities markets generally or of a particular segment.  This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options and options on securities may be closed out only on an exchange which provides a secondary market.  There can be no assurance that a liquid secondary market will exist for any particular option at any specific time.  Thus, it may not be possible to close such an option.  The inability to close an option position could also have an adverse impact on a Fund’s ability to effectively hedge its securities.

Special Risks of Options on Indices

The Actively Managed Funds’ purchases of options on indices will subject them to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security.  Accordingly, successful use by a Fund of options on indices is subject to the Advisor’s or sub-advisor’s ability to predict correctly the direction of movements in the market generally or in a particular industry.  This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted.  If a trading halt occurred, a Fund would not be able to close out options which it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed.  If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing.  If such a change causes the exercised option to fall “out-of-the-money,” the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.  Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Futures Contracts

Each Actively Managed Fund has the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions.  In addition, each Enhanced Fundamental Index® Fund will buy stock index futures traded on domestic stock exchanges for investment management purposes to remain fully invested and to gain exposure to relevant equity markets.  A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.  A stock index futures contract does not involve the physical delivery of the underlying stocks in the index.  Although stock index futures contracts call for the actual taking or delivery of cash, in most cases a Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

A Fund will incur brokerage fees when it purchases and/or sells stock index futures contracts, and at the time a Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the “initial margin.”  Thereafter, a Fund may need to make subsequent deposits, known as “variation margin,” to reflect changes in the level of the stock index.  Each Fund may buy (and for the Actively Managed Funds, also sell) a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of a Fund’s net assets.

To the extent a Fund enters into a stock index futures contract, it will maintain with its custodian bank (to the extent required by the rules of the SEC) assets in a segregated account to cover its obligations.  Such assets may consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments.

The Core Plus Fixed Income Fund may also purchase or sell other types of futures contracts, including those based on particular interest rates, securities, foreign currencies, securities indices and other financial instruments and indices.  The Core Plus Fixed Income Fund may also purchase and write call and put options on such futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or, to the extent permitted by its investment policies, to otherwise manage its portfolio of investments.

Risks Associated With Futures

Stock index futures are derivative instruments that are subject to a number of risks.  Purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a Fund’s investments during certain market conditions.  In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations.  Changes in the market value of a Fund’s investment securities may differ substantially from the changes anticipated by a Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than such Fund’s initial investment in such a contract.

Successful use of futures contracts depends upon the Advisor’s or sub-advisor’s ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market.  No assurance can be given that the Advisor’s or sub-advisor’s judgment in this respect will be correct.

The Commodity Futures Trading Commission (“CFTC”) and the various exchanges have established limits, referred to as “speculative position limits,” on the maximum net long or net short position that any person may hold or control in a particular futures contract.  Trading limits are imposed on the number of contracts that any person may trade on a particular trading day.  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions.  These trading and positions limits will not have an adverse impact on a Fund’s strategies for hedging its securities.

Futures purchased or sold by the International Equity Fund or purchased by the Enhanced Fundamental Index® International Equity Fund (and related options for the International Equity Fund) will normally be traded in foreign securities.  Participation in foreign futures (and for the International Equity Fund only, foreign options) transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade.  Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law.  This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange.  In particular, the International Equity Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. futures exchanges.  In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Other Investment Companies

Each Fund currently intends to limit its investments in securities issued by other investment companies (including exchange traded funds (“ETFs”)) so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund as a whole.

In addition, each of the Funds may invest from time to time in securities issued by other investment companies that invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act.  As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by a Fund’s shareholders.  These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

When-Issued Purchases, Delayed Delivery and Forward Commitments

Each Actively Managed Fund may purchase or sell particular securities with payment and delivery taking place at a later date.  The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.  A Fund’s forward commitments and when-issued purchases are not expected to exceed 25% of the value of its total assets absent unusual market conditions.  When any Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case, a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments.  It may be expected that the market value of a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash .

Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, a Fund’s liquidity and ability to manage its portfolio might be affected in the event its commitments exceeded 25% of the value of its assets.  In the case of a forward commitment to sell portfolio securities, a Fund’s custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.  When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable then the price or yield (and therefore the value of a security) available in the market when the delivery of the securities takes place.

A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities.  If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date.  In these cases, a Fund may realize a capital gain or loss.

When a Fund engages in when-issued, delayed delivery and forward commitment transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.  When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such Fund’s assets.  Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment remains in effect.

Short Sales

Although not currently part of any of the Fund’s investment strategies, each Fund has the ability to make short sales.  Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the market value of the securities.  A Fund must borrow the security to deliver it to the buyer.  A Fund is then obligated to replace the security borrowed at the market price at the time of replacement.  Until the security is replaced, a Fund is required to pay the lender any dividends or interest which accrue on the security during the loan period.  To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.  To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out.  The Advisor anticipates that the frequency of short sales will vary substantially under different market conditions and each Fund does not intend that any significant amount of its assets, as a matter of practice, will be in short sales, if any.

In addition to the short sales discussed above, each Actively Managed Fund also has the ability to make short sales “against the box,” a transaction in which a Fund enters into a short sale of a security owned by such Fund.  A broker holds the proceeds of the short sale until the settlement date, at which time a Fund delivers the security to close the short position.  A Fund receives the net proceeds from the short sale.

Real Estate Investment Trusts (“REITs”)

The Real Estate Securities Fund and the Large Cap Value Fund may invest their assets in REITs.  REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests.  A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year.  Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs.  Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales.  Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

A shareholder of a Fund, by investing in REITs indirectly through the Fund, will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs.  REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants.  Mortgage REITs may be affected by the quality of the credit extended.  Furthermore, REITs are dependent on specialized management skills.  Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.  In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain exemption from registration under the 1940 Act.

Mortgage-Backed Securities

The Core Plus Fixed Income Fund may purchase mortgage-backed securities.  Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below.  The Core Plus Fixed Income Fund may also purchase debt securities which are secured with collateral consisting of mortgage-backed securities (“Collateralized Mortgage Obligations”) and in other types of mortgage-related securities.  Mortgage-backed securities may be issued or guaranteed by U.S. government entities, such as the Government National Mortgage Association (“GNMA”), or by private lenders.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by GNMA is backed by GNMA and the full faith and credit of the U.S. government.  These guarantees, however, do not apply to the market value of fund shares.  Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages.  This premium is not guaranteed and would be lost if prepayment occurs.  Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than GNMA are not “full faith and credit” obligations.    Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities and reduce returns.  A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date.  A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the fund to a lower rate of return upon reinvestment.  To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-backed securities (such as securities issued by the GNMA) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit.  The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers.  Such insurance and guarantees and the creditworthiness of the issuers thereof are generally considered in determining whether a mortgage-related security meets a Fund’s investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Fund’s quality standards.

Collateralized Mortgage Obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”)

The Actively Managed Funds may invest in CMOs and REMICs.  A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually.  CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, the Federal Home Loan Mortgage Company, or Fannie Mae© and their income streams. Privately-issued CMOs tend to be more sensitive to interest rates than government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity.  Actual maturity and average life will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.  The investors holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”).  Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The Fund A, B and C Bonds all bear current interest.  Interest on the Fund Z Bond is accrued and added to principal and a like amount is paid as principal on the Fund A, B, or C Bond currently being paid off.  When the Fund A, B and C Bonds are paid in full, interest and principal on the Fund Z Bond begins to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.  REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property.  REMICs are similar to CMOs in that they issue multiple classes of securities.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency.  They are secured by the underlying collateral of the private issuer.  Yields on privately-issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government.  Such instruments also tend to be more sensitive to interest rates than U.S. government-issued CMOs.  The Funds will not invest in subordinated privately-issued CMOs.  For federal income tax purposes, a Fund will be required to accrue income on CMOs and REMICs regular interests using the “catch-up” method, with an aggregate prepayment assumption.

Asset-Backed Securities

The Core Plus Fixed Income Fund may purchase debt obligations known as “asset-backed securities.”  Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

Such receivables are securitized in either a pass-through or a pay-through structure.  Pass-through securities provide investors with an income stream consisting of both principal and interest payments based on the receivables in the underlying pool.  Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that the Fund pay the debt service on the debt obligations issued.  The Core Plus Fixed Income Fund may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities.  The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors.  As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.  Asset-backed securities may be classified as “pass-through certificates” or “collateralized obligations.”

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support.  Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely.  Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool.  Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities.  Asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established.  In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance.  In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws.  Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees).  The degree of credit support provided for each issue is generally based on historical credit information respecting the level of credit risk associated with the underlying assets.  Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars

The Core Plus Fixed Income Fund may enter into interest rate, mortgage, credit, currency and total return swaps, as well as interest rate caps, floors and collars.  The Core Plus Fixed Income Fund may also purchase and write (sell) options contracts on swaps, referred to as “swaptions”.  The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

A great deal of flexibility is possible in the way swap transactions are structured. However, generally the Core Plus Fixed Income Fund will enter into interest rate, total return and mortgage swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the Fund’s potential exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, the Fund and the Advisor believe that the transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

The Core Plus Fixed Income Fund will not enter into any interest rate, mortgage or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by S&P’s® or A or P-1 or better by Moody’s or their equivalent ratings. The Core Plus Fixed Income Fund will not enter into any currency swap transactions unless the unsecured commercial paper, senior debt or claims–paying ability of the other party thereto is rated investment grade by S&P’s® or Moody’s, or, if unrated by such rating organization, determined to be of comparable quality by the Advisor. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.  The use of interest rate, mortgage, credit, total return and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if such an  investment technique were not used.

Warrants

Each of the Actively Managed Funds has the ability to purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time.  Warrants do not represent ownership of the securities, but only the right to buy them.  They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them.  Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security.  During normal market conditions, no more than 5% of each Fund’s net assets will be invested in warrants.  This 5% limit includes warrants that are not listed on any stock exchange.  Warrants acquired by the International Equity Fund in units or attached to securities are not subject to these limits.

Stripped Securities

Each Actively Managed Fund has the ability to purchase participations in trusts that hold U.S. Treasury and agency securities (such as Treasury Investment Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATs”)) and also may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations.  These participations are issued at a discount to their “face value,” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Temporary Investments

Under normal market conditions, each Fund may have money received from the purchase of Fund shares, or money received on the sale of its portfolio securities for which suitable investments consistent with such Fund’s investment objective(s) are not immediately available.  Under these circumstances, each Fund may have such monies invested in cash or cash equivalents in order to earn income on this portion of its assets.  Cash equivalents include investments such as U.S. government obligations, repurchase agreements, bank obligations, commercial paper and corporate bonds with remaining maturities of thirteen months or less.  A Fund may also have a portion of its assets invested in cash equivalents in order to meet anticipated redemption requests or if other suitable securities are unavailable.  In addition, each Actively Managed Fund may reduce its holdings in equity and other securities and may invest in cash and cash equivalents for temporary defensive purposes, during periods in which the Advisor or sub-advisor believes changes in economic, financial or political conditions make it advisable.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions.  Although each of the Funds, except the Tax-Exempt Fixed Income Fund, may invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Advisor and/or sub-advisor determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.  All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by each Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 10% of such Fund’s total assets at the time of purchase.  Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 10% of its net assets.

Investments by a Fund in commercial paper will consist of issues rated at the time of investment as A-1 and/or P-1 by S&P®, Moody’s or a similar rating by another NRSRO.  In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor or sub-advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.

Repurchase and Reverse Repurchase Agreements

Under a repurchase agreement, a Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price.  The bank or broker-dealer must transfer to a Fund’s custodian securities with an initial market value of at least 100% of the dollar amount invested by a Fund in each repurchase agreement.  The Advisor or sub-advisor will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon a Fund’s ability to sell the underlying securities.  A Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the Advisor or sub-advisor has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Actively Managed Funds may also each enter into reverse repurchase agreements.  Under a reverse repurchase agreement, a Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date and interest payment.  A Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of its obligation under the agreement, including accrued interest, in a segregated account with its custodian bank.  The securities subject to the reverse repurchase agreement will be marked-to-market daily.  Although reverse repurchase agreements are borrowings under the 1940 Act, a Fund does not treat these arrangements as borrowings under its investment restrictions so long as the segregated account is properly maintained.

The use of repurchase agreements by a Fund involves certain risks.  For example, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security.  If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for the loan by a Fund not within the control of that Fund, and therefore the realization by a Fund on the collateral may be automatically stayed.  Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.  While the Advisor or sub-advisor acknowledges these risks, it is expected that if repurchase agreements are otherwise deemed useful to a Fund, these risks can be controlled through careful monitoring procedures.

U.S. Government Obligations

Each Fund may invest in a variety of U.S. Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance.  The Funds may also each invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, Fannie Mae©, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration and Resolution Trust Corp.  Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer’s right to borrow from the U.S. Treasury, while others such as those issued by Fannie Mae©, formerly known as the Federal National Mortgage Association (“FNMA”), are supported only by the credit of the issuer.  No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Election to Invest Fund Assets Pursuant to Master/Feeder Fund Structure

In lieu of investing directly, the Funds are authorized to seek to achieve their investment objective(s) by converting to a master/feeder fund structure pursuant to which each Fund would invest all of its investable assets in a corresponding investment company having substantially the same investment objective(s) and policies as the Fund.

The Funds’ methods of operation and shareholder services would not be materially affected by their investment in other investment companies (“Master Portfolios”) having substantially the same investment objective and policies as the corresponding Funds, except that the assets of the Funds may be managed as part of a larger pool.  If the Funds invested all of their assets in corresponding Master Portfolios, they would hold only beneficial interests in the Master Portfolios; the Master Portfolios would directly invest in individual securities of other issuers.  The Funds would otherwise continue their normal operation.  The Board of Trustees would retain the right to withdraw any Fund’s investment from its corresponding Master Portfolio at any time it determines that it would be in the best interest of shareholders; such Fund would then resume investing directly in individual securities of other issuers or invest in another Master Portfolio.

There is no immediate intention to convert the Funds to a master/feeder fund structure.  The Board of Trustees has authorized this non-fundamental investment policy to facilitate such a conversion in the event that the Board of Trustees determines that such a conversion is in the best interest of the Funds’ shareholders.  If the Board of Trustees so determines, it will consider and evaluate specific proposals prior to the implementation of the conversion to a master/feeder fund structure.  Further, the Funds’ Prospectus and SAI would be amended to reflect the implementation of the Funds’ conversion and their shareholders would be notified.

Disclosure of Portfolio Holdings

The Board of Trustees has adopted a policy and procedures relating to the disclosure of the Funds’ portfolio holdings information (the “Policy”).  Generally, the Policy restricts the disclosure of portfolio holdings data to certain persons or entities, under certain conditions.  In all cases, the Trust’s Chief Compliance Officer (or designee) is responsible for authorizing the disclosure of a Fund’s portfolio holdings and the Funds do not accept compensation or consideration of any sort in return for the preferential release of portfolio holdings information.  Any such disclosure is made only if consistent with the general anti-fraud provisions of the federal securities laws and the Advisor’s fiduciary duties to its clients, including the Funds.

The Trust’s Chief Compliance Officer and staff are responsible for monitoring the disclosure of portfolio holdings information and ensuring that any such disclosures are made in accordance with the Policy.  The Board of Trustees has, through the adoption of the Policy, delegated the day-to-day monitoring of the disclosure of portfolio holdings information to the Advisor’s compliance staff.  The Board of Trustees receives reports from the Advisor with respect to the status of the disclosure of the Funds’ portfolio holdings information and the overall effectiveness of the Policy, in order to ensure that the disclosures are in the best interest of the shareholders and to address any conflicts between the shareholders of the Funds and those of the Advisor or any other affiliate of the Funds.

In accordance with the Policy, each Fund will disclose its portfolio holdings periodically, to the extent required by applicable federal securities laws.  These disclosures include the filing of a complete schedule of each Fund’s portfolio holdings with the SEC semi-annually on Form N-CSR and following the Fund’s first and third fiscal quarters, on Form N-Q.  These filings are available to the public through the EDGAR Database on the SEC’s Internet website at:  http://www.sec.gov.  The Funds also will post their respective portfolio holdings on their website 30 days after each month end.

The Policy provides that a Fund’s portfolio holdings information may be released to selected third parties only when the Fund has a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality (including appropriate related limitations on trading), either through the nature of their relationship with the Funds or through a confidentiality agreement.

Under the Policy, the Funds also may share their portfolio holdings information with certain primary service providers that have a legitimate business need for such information, including, but not limited to, the custodian, administrator, proxy voting vendor, consultants, legal counsel and independent registered public accounting firm.  The Trust’s service arrangements with each of these entities include a duty of confidentiality (including appropriate limitations on trading) regarding portfolio holdings data by each service provider and its employees, either by law or by contract.  In addition, because the Funds are managed using a multi-advisor approach, the Advisor will, from time to time, add or replace sub-advisors to the Funds.  In these instances, a Fund’s portfolio holdings may be disclosed in advance (typically 10-20 days) to the incoming sub-advisor to allow the sub-advisor to implement as streamlined a transition as possible.

Management of the Funds

Board of Trustees

The management and affairs of the Funds are supervised by the Board of Trustees of the Trust (the “Board”).  The Board consists of five individuals, four of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”).  The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard.  The Board establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds.  The current Trustees and officers of the Trust and their ages are listed below with their addresses, present positions with the Trust, term of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held.

Name, Age and Address	Position with the Trust	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee
		Independent Trustees
William J. Klipp Age: 52 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	Lead Independent Trustee	Indefinite term since January 2001; Lead Independent Trustee since May 2007.	Retired; President and Chief Operating Officer, Charles Schwab Investment Management, Inc. and Executive Vice President, Schwab Funds (1993 to 1999).	13	Trustee, Adelante Funds (2000 to present).

Leonard H. Rossen Age: 76 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	Independent Trustee	Indefinite term since January 2001.	President, Len Rossen Consulting (a legal consulting firm) (1999 to present).	13	None

R. Thomas DeBerry Age: 66 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	Independent Trustee	Indefinite term since January 2001.	Retired; President, DeBerry Consulting (a securities consulting firm), (1988 to 2006).	13	None

Name, Age and Address	Position with the Trust	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee
Dennis G. Schmal Age: 61 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	Independent Trustee	Indefinite term since July 2007.	Self-employed consultant (2003 to present).	13
Director/
Chairman,
Pacific Metrics
Corp.
(educational
services) (2005
to present);
Director, Varian Semiconductor Equipment
Associates, Inc.
(2004 to
present);
Director, MCF
Corp. (financial
services) (2003
to present).

		Interested Trustees
Ronald Cordes* Age: 48 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	Trustee, Chairperson	Indefinite term since January 2001.	Principal, Genworth Financial Wealth Management, Inc. (1994 to present).	13	None
		Officers of the Trust**
Carrie E. Hansen Age: 38 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	President	1-Year term since May 2008.
Senior Vice President,
Chief Operations Officer
Genworth Financial Wealth Management, Inc. (2007 to present); Senior Vice
President, Managing
Director of the AssetMark
Funds, Chief Compliance
Officer, Genworth Financial
Wealth Management, Inc.
(2007 to present); Senior
Vice President, CFO/CCO, AssetMark Investment
Services, Inc. (2004 to
2007); Vice President, CFO/Director of
Operations, AssetMark Investment Services Inc.
(2000 to 2004).

				N/A	N/A

Name, Age and Address	Position with the Trust	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee
Christine Villas-Chernak Age: 39 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	Secretary	1-Year term since September 2006.
Senior Compliance Officer, Genworth Financial Wealth Management, Inc. (2005 to present); Fund Administration & Compliance Manager, AssetMark Investment Services, Inc. (2004 to 2005); Fund Administration & Compliance Specialist, AssetMark
Investment Services, Inc.
(2002 to 2004).

				N/A	N/A
Deborah Djeu Age: 45 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	Vice President, Chief Compliance Officer and AML Compliance Officer	1-Year term since May 2008
Deputy Chief Compliance Officer of the AssetMark Funds (2007 to 2008); Compliance Manager, GE Money (2006 to 2007); Vice President, Wells Fargo Investments LLC (2004 to 2006);
Senior Enforcement Attorney, Pacific Exchange (2002 to 2004).

				N/A	N/A
Danell J. Doty Age: 45 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	Vice President and Treasurer	1-Year Term since June 2008
Director of Fund Administration of Genworth Financial Wealth Management, Inc. (2008 to present); Consultant to Barclays Global Investors (2007 to 2008); Fund Chief Compliance Officer, Barclays Global Investors (2004 to 2007); Head of Mutual Fund Administrator, Barclays Global Investors (1999 to 2004).

				N/A	N/A

*Ronald Cordes is considered to be an “interested person” of the Trust as defined in the 1940 Act due to his relationship with the Advisor.

** Each Officer of the Trust serves at the pleasure of the Board of Trustees.

Board Committees

The Board of Trustees has two standing committees, as described below:

Audit Committee.  The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust and meets at least once annually. The Audit Committee is comprised of all of the Independent Trustees as follows: Mr. Klipp, Mr. Rossen, Mr. DeBerry and Mr. Schmal (Chair).  The audit committee met twice during the Trust’s fiscal year ended March 31, 2008.

Nominating and Governance Committee.  The Nominating and Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees to serve as Trustees, as is considered necessary from time to time; determining the composition of the Board and its committees; monitoring the process to assess Board effectiveness and developing and implementing governance policies.  The Nominating and Governance Committee meets as often as is necessary to discharge its functions.  The Nominating and Governance Committee met four times during the Trust’s fiscal year ended March 31, 2008.  The Nominating and Governance Committee is comprised of all of the Independent Trustees as follows: Mr. Klipp, Mr. Rossen, Mr. DeBerry and Mr. Schmal.  Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund, including biographical information and qualifications of the proposed nominee.  The Nominating and Governance Committee may request additional information deemed reasonably necessary for the Committee to evaluate such nominee.

Compensation

Effective June 1, 2008, for their service as Trustees of the Trust, the Independent Trustees receive a retainer fee of $45,000 per year and $4,500 per in-person meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings.  The Lead Independent Trustee receives an additional retainer fee of $10,000 per year.  The Audit Committee Chair receives an additional retainer fee of $5,000 per year.  Telephonic meeting fees are determined according to length of the meeting, as follows: $2,000 for one to two hours, $3,000 for two to three hours and $4,000 for three hours or longer.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their service as Trustees.  No other compensation or retirement benefits are received by any Trustee or officer from the Funds.

The table below sets forth the compensation paid by the Trust to each of the current Trustees during the fiscal year ended March 31, 2008:

Name of Person/Position	Aggregate Compensation From All Funds in the Trust*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
Ronald D. Cordes, President, Chairperson, Trustee	None	None	None	None
William J. Klipp, Lead Independent Trustee	$97,463	None	None	$97,463
Leonard Rossen, Independent Trustee	$87,381	None	None	$87,381
R. Thomas DeBerry, Independent Trustee	$90,741	None	None	$90,741
Dennis G. Schmal,** Independent Trustee	$60,494	None	None	$60,494

*
The Trustees’ compensation with regard to the Enhanced Fundamental Index® International Equity Fund is not included in the table above because this Fund had not commenced operations as of the date of this SAI.

**	Mr. Schmal was first appointed as a Trustee of the Trust in July 2007.

Board Interest in the Funds

Key
A.	$1-$10,000
B.	$10,001-$50,000
C.	$50,001-$100,000
D.	over $100,000

Dollar Range of Equity Securities Beneficially Owned in the Funds as of December 31, 2007 (1) (2)

Name of Fund	Ronald Cordes, Interested Trustee	William Klipp, Independent Trustee	Leonard Rossen, Independent Trustee	R. Thomas DeBerry, Independent Trustee	Dennis Schmal, Independent Trustee

Large Cap Growth Fund	None	None	None	None	None

Large Cap Value Fund	None	None	None	None	None

Small/Mid Cap Growth Fund	None	None	None	None	None

Small/Mid Cap Value Fund	None	None	None	None	None

International Equity Fund	D	None	None	B	None

Real Estate Securities Fund	B	None	None	B	None

Tax-Exempt Fixed Income Fund	None	None	None	None	None

Core Plus Fixed Income Fund	None	None	None	None	None

Enhanced Fundamental Index® Large Company Growth Fund	D	None	None	None	None

Enhanced Fundamental Index® Large Company Value Fund	D	None	None	None	None

Enhanced Fundamental Index® Small Company Growth Fund	D	None	None	None	None

Enhanced Fundamental Index® Small Company Value Fund	C	None	None	None	None

Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies	D	None	None	C	None

(1)	Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.
(2)
The Trustees’ ownership of the Enhanced Fundamental Index® International Equity Fund shares is not included in the table above because this Fund had not commenced investment operations as of the date of this SAI.

Principal Holders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any of the Funds.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Note that a control person possesses the ability to control the outcome of matters submitted for shareholder vote of the Trust.  As of June 30, 2008, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each of the Funds.  The principal holder and control person ownership of the Enhanced Fundamental Index® International Equity Fund shares is not included below because the Fund had not commenced investment operations as of the date of this SAI.

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds as of June 30, 2008.

Principal Holders and Control Persons of the Large Cap Growth Fund

Name and Address	Shares	% Ownership	Type of Ownership
Pershing LLC ATTN Mutual Funds P.O. Box 2052 Jersey City, NJ 07303-2052	34,773,821	48.26%	Record
IMS & Co. FBO Exclusive PO Box 173887 Denver, CO 80217-3887	31,896,317	44.27%	Record
National Financial Services LLC ATTN: Mutual Funds Dept 5th FL 200 Liberty St. New York, NY 10281-1003	3,779,336	5.24%	Record

Principal Holders and Control Persons of the Large Cap Value Fund

Name and Address	Shares	% Ownership	Type of Ownership
Pershing LLC ATTN Mutual Funds P.O. Box 2052 Jersey City, NJ 07303-2052	27,797,039	49.25%	Record
IMS & Co. FBO Exclusive PO Box 173887 Denver, CO 80217-3887	25,157,728	44.57%	Record

Principal Holders and Control Persons of the Small/Mid Cap Growth Fund

Name and Address	Shares	% Ownership	Type of Ownership
Pershing LLC ATTN Mutual Funds P.O. Box 2502 Jersey City, NJ 07303-2052	6,269,026	48.12%	Record
IMS & Co. FBO Exclusive PO Box 173887 Denver, CO 80217-3887	5,707,591	43.81%	Record

Principal Holders and Control Persons of the Small/Mid Cap Value Fund

Name and Address	Shares	% Ownership	Type of Ownership
Pershing LLC ATTN Mutual Funds P.O. Box 2052 Jersey City, NJ 07303-2052	5,129,796	48.23%	Record
IMS & Co. FBO Exclusive PO Box 173887 Denver, CO 80217-3887	4,671,015	43.92%	Record

Principal Holders and Control Persons of the International Equity Fund

Name and Address	Shares	% Ownership	Type of Ownership
Pershing LLC ATTN Mutual Funds P.O. Box 2052 Jersey City, NJ 07303-2052	26,671,466	47.82	Record
IMS & Co. FBO Exclusive PO Box 173887 Denver, CO 80217-3887	24,037,801	43.10%	Record
National Financial Services ATTN: Mutual Funds Dept 5th FL 200 Liberty St. New York, NY 10281-1003	3,377,568	6.06%	Record

Principal Holders and Control Persons of the Real Estate Securities Fund

Name and Address	Shares	% Ownership	Type of Ownership
Pershing LLC ATTN Mutual Funds P.O. Box 2052 Jersey City, NJ 07303-2052	1,668,272	49.54%	Record
IMS & Co. FBO Exclusive PO Box 173887 Denver, CO 80217-3887	1,380,173	40.99%	Record
National Financial Services ATTN: Mutual Funds Dept 5th FL 200 Liberty St. New York, NY 10281-1003	214,729	6.38%	Record

Principal Holders and Control Persons of the Tax-Exempt Fixed Income Fund

Name and Address	Shares	% Ownership	Type of Ownership
Pershing LLC ATTN Mutual Funds P.O. Box 2052 Jersey City, NJ 07303-2052	11,929,459	51.83%	Record
IMS & Co. FBO Exclusive PO Box 173887 Denver, CO 80217-3887	6,608,924	28.72%	Record
FTC & Co. Attn: Datalynx #House Acct. P.O. Box 173736 Denver, CO 80217-3736	2,797,766	12.16%	Record

Principal Holders and Control Persons of the Core Plus Fixed Income Fund

Name and Address	Shares	% Ownership	Type of Ownership
Pershing LLC ATTN Mutual Funds P.O. Box 2052 Jersey City, NJ 07303-2052	40,925,013	52.22%	Record
IMS & Co. FBO Exclusive PO Box 173887 Denver, CO 80217-3887	27,153,269	34.65%	Record
National Financial Services ATTN: Mutual Funds Dept 5th FL 200 Liberty St. New York, NY 10281-1003	5,585,284	7.13%	Record

Principal Holders and Control Persons of the Enhanced Fundamental Index® Large Company Growth Fund

Name and Address	Shares	% Ownership	Type of Ownership
Pershing LLC ATTN Mutual Funds P.O. Box 2052 Jersey City, NJ 07303-2052	3,443.129	38.74%	Record
IMS & Co. FBO Exclusive PO Box 173887 Denver, CO 80217-3887	3,178,529	35.76%	Record
National Financial Services ATTN: Mutual Funds Dept 5th FL 200 Liberty St. New York, NY 10281-1003	1,647,508	18.54%	Record
Genworth Financial Trust Company FBO GFAM and Mutual Clients and FBO Other Custodial Clients 3200 N. Central Ave Phoenix, AZ 85012-2425	618,726	6.96%	Record

Principal Holders and Control Persons of the Enhanced Fundamental Index® Large Company Value Fund

Name and Address	Shares	% Ownership	Type of Ownership
Pershing LLC ATTN Mutual Funds P.O. Box 2052 Jersey City, NJ 07303-2052	3,242,698	38.29%	Record
IMS & Co. FBO Exclusive PO Box 173887 Denver, CO 80217-3887	3,046,296	35.98%	Record
National Financial Services ATTN: Mutual Funds Dept 5th FL 200 Liberty St. New York, NY 10281-1003	1,580,995	18.67%	Record
Genworth Financial Trust Company FBO GFAM and Mutual Clients and FBO Other Custodial Clients 3200 N. Central Ave Phoenix, AZ 85012-2425	597,803	7.06%	Record

Principal Holders and Control Persons of the Enhanced Fundamental Index® Small Company Growth Fund

Name and Address	Shares	% Ownership	Type of Ownership
Pershing LLC ATTN Mutual Funds P.O. Box 2052 Jersey City, NJ 07303-2052	547,785	37.82%	Record
IMS & Co. FBO Exclusive PO Box 173887 Denver, CO 80217-3887	535,181	36.95%	Record
National Financial Services ATTN: Mutual Funds Dept 5th FL 200 Liberty St. New York, NY 10281-1003	266,104	18.37%	Record
Genworth Financial Trust Company FBO GFAM and Mutual Clients and FBO Other Custodial Clients 3200 N. Central Ave Phoenix, AZ 85012-2425	98,877	6.83%	Record

Principal Holders and Control Persons of the Enhanced Fundamental Index® Small Company Value Fund

Name and Address	Shares	% Ownership	Type of Ownership
IMS & Co. FBO Exclusive PO Box 173887 Denver, CO 80217-3887	360,592	40.13%	Record
Pershing LLC ATTN Mutual Funds P.O. Box 2052 Jersey City, NJ 07303-2052	322,039	35.84%	Record
National Financial Services ATTN: Mutual Funds Dept 5th FL 200 Liberty St. New York, NY 10281-1003	157,699	17.55%	Record
Genworth Financial Trust Company FBO GFAM and Mutual Clients and FBO Other Custodial Clients 3200 N. Central Ave Phoenix, AZ 85012-2425	58,341	6.49%	Record

Investment Advisor and Sub-Advisors

The Advisor, a California corporation, serves as the investment advisor to the Funds.  The Advisor is registered as an investment advisor with the SEC.  The Advisor provides investment consulting and administrative services to financial intermediaries, and currently administers in excess of $14 billion in assets, including mutual funds, variable annuities, ETFs and privately managed accounts.

The Advisor is a subsidiary of Genworth Financial, Inc. (“Genworth”), a publicly traded company. Genworth, headquartered in Richmond, Virginia, is a leading insurance company in the United States and is expanding globally, with operations in 25 countries. Genworth serves the life and lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers.

In connection with the integration of Genworth and AssetMark, the name of the Advisor will change from AssetMark Investment Services, Inc. to Genworth Financial Wealth Management, Inc.

With respect to each of the Funds, the Advisor oversees the investment advisory services provided to the Funds.  Pursuant to separate sub-advisory agreements with the Advisor, and under the supervision of the Advisor and the Board of Trustees, a number of sub-advisors are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds.

Subject to Board review the Advisor allocates and, when appropriate, reallocates the Funds’ assets among sub-advisors, monitors and evaluates sub-advisor performance, and oversees sub-advisor compliance with the Funds’ investment objectives, policies and restrictions.  The Advisor has ultimate responsibility for the investment performance of the Funds pursuant to its responsibility to oversee the sub-advisors and recommend their hiring and/or replacement.  For the fiscal periods ended March 31, 2008, March 31, 2007 and March 31, 2006 the following advisory fees were paid to the Advisor:

Fund*	Advisory Fee Accrued
	2008	2007	2006**
Large Cap Growth Fund	$7,099,590	$6,239,996	$4,431,801
Large Cap Value Fund	$6,224,443	$6,007,991	$4,441,027
Small/Mid Cap Growth Fund	$1,624,142	$1,617,552	$1,292,495
Small/Mid Cap Value Fund	$1,154,663	$1,512,074	$1,210,974
International Equity Fund	$7,155,044	$6,575,116	$3,527,307
Real Estate Securities Fund	$781,414	$897,492	$553,739
Tax-Exempt Fixed Income Fund	$2,126,061	$1,781,238	$1,134,299
Core Plus Fixed Income Fund	$5,737,214	$4,898,185	$3,303,616
Enhanced Fundamental Index® Large Company Growth Fund***	$164,937	N/A	N/A
Enhanced Fundamental Index® Large Company Value Fund***	$128,237	N/A	N/A
Enhanced Fundamental Index® Small Company Growth Fund***	$27,610	N/A	N/A
Enhanced Fundamental Index® Small Company Value Fund***	$12,020	N/A	N/A

*
Advisory fees paid to the Advisor for the Enhanced Fundamental IndexTM International Equity Fund are not included in the table above because the Fund had not commenced investment operations as of the date of this SAI.

**	For the period June 30, 2005 to March 31, 2006.

***	For the period August 9, 2007, the commencement of investment operations, to March 31, 2008.

Fund*	Advisory Fee Paid After Waivers
	2008	2007	2006**
Large Cap Growth Fund	$7,099,590	$6,239,996	$4,431,801
Large Cap Value Fund	$6,224,443	$6,007,991	$4,441,027
Small/Mid Cap Growth Fund	$1,624,142	$1,617,552	$1,292,495
Small/Mid Cap Value Fund	$1,154,663	$1,512,074	$1,210,974
International Equity Fund	$7,155,044	$6,575,116	$3,527,308
Real Estate Securities Fund	$781,414	$897,492	$547,032
Tax-Exempt Fixed Income Fund	$2,126,061	$1,781,238	$1,134,299
Core Plus Fixed Income Fund	$5,737,214	$4,898,185	$3,303,616
Enhanced Fundamental Index® Large Company Growth Fund***	$32,053	N/A	N/A
Enhanced Fundamental Index® Large Company Value Fund***	$ 7,721	N/A	N/A
Enhanced Fundamental Index® Small Company Growth Fund***	$ 0	N/A	N/A
Enhanced Fundamental Index® Small Company Value Fund***	$ 0	N/A	N/A

*
Advisory fees paid to the Advisor after waivers for the Enhanced Fundamental Index® International Equity Fund are not included in the table above because the Fund had not commenced investment operations as of the date of this SAI.

**	For the period June 30, 2005 to March 31, 2006.

***	For the period August 9, 2007, the commencement of investment operations, to March 31, 2008.

In addition, under the Expense Waiver and Reimbursement Agreement, the Advisor may recapture waived fees and expenses borne for a three-year period under specified conditions.  The following fees were recouped by the Advisor from the Fund for the fiscal periods ended March 31, 2008, March 31, 2007 and  March 31, 2006:

Fund*	Advisory Fee Recouped
	2008	2007	2006**
Large Cap Growth Fund	$0	$0	$0
Large Cap Value Fund	$0	$0	$0
Small/Mid Cap Growth Fund	$0	$0	$0
Small/Mid Cap Value Fund	$0	$0	$72,855
International Equity Fund	$0	$0	$0
Real Estate Securities Fund	$0	$42,952	$0
Tax-Exempt Fixed Income Fund	$0	$125,231	$47,517
Core Plus Fixed Income Fund	$0	$0	$0
Enhanced Fundamental Index® Large Company Growth Fund***	$0	N/A	N/A
Enhanced Fundamental Index® Large Company Value Fund***	$0	N/A	N/A
Enhanced Fundamental Index® Small Company Growth Fund***	$0	N/A	N/A
Enhanced Fundamental Index® Small Company Value Fund***	$0	N/A	N/A

*
Advisory fees recouped by the Advisor for the Enhanced Fundamental Index® International Equity Fund are not included in the table above because the Fund had not commenced investment operations as of the date of this SAI.

**	For the period June 30, 2005 to March 31, 2006.

***	For the period August 9, 2007, the commencement of investment operations, to March 31, 2008.

The Advisor pays the sub-advisors a fee out of its advisory fee that is based on a percentage of the average daily net assets managed by each sub-advisor.  For the fiscal periods ended March 31, 2008, March 31, 2007 and March 31, 2006, the following fees, as a percentage of such Fund’s average daily net assets, were paid to the sub-advisors:

	Aggregate Sub-Advisory Fee
	2008		2007		2006**
Fund*	Percentage of average daily net assets	Aggregate dollar amounts	Percentage of average daily net assets	Aggregate dollar amounts	Percentage of average daily net assets	Aggregate dollar amounts

Large Cap Growth Fund	0.40%	$3,130,893	0.40%	$2,736,632	0.42%	$1,997,978
Large Cap Value Fund	0.40%	$2,709,528	0.41%	$2,707,407	0.45%	$2,103,265
Small/Mid Cap Growth Fund	0.44%	$747,439	0.44%	$748,668	0.43%	$591,786
Small/Mid Cap Value Fund	0.51%	$606,557	0.51%	$795,405	0.54%	$655,495
International Equity Fund	0.36%	$2,771,446	0.36%	$2,561,421	0.38%	$1,410,079
Real Estate Securities Fund	0.40%	$329,457	0.40%	$377,891	0.40%	$233,153
Tax-Exempt Fixed Income Fund	0.21%	$545,478	0.21%	$460,417	0.21%	$292,752
Core Plus Fixed Income Fund	0.19%	$1,458,194	0.20%	$1,289,423	0.20%	$888,976
Enhanced Fundamental Index® Large Company Growth Fund***	0.22%	$49,469	N/A	N/A	N/A	N/A
Enhanced Fundamental Index® Large Company Value Fund***	0.22%	$38,462	N/A	N/A	N/A	N/A
Enhanced Fundamental Index® Small Company Growth Fund***	0.26%	$9,753	N/A	N/A	N/A	N/A
Enhanced Fundamental Index®Small Company Value Fund***	0.26%	$4,246	N/A	N/A	N/A	N/A

*
The aggregate sub-advisory fees paid by the Advisor for the Enhanced Fundamental Index® International Equity Fund are not included in the table above because the Fund had not commenced investment operations as of the date of this SAI.

**	For the period June 30, 2005 to March 31, 2006.

***	The “Percentage of average daily net assets” is annualized for the period August 9, 2007, the commencement of investment operations, to March 31, 2008.

The advisory agreement and certain portions of the sub-advisory agreements provide that the Advisor or any sub-advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or for the reckless disregard of its obligations or duties thereunder.  In addition, certain of the sub-advisory agreements provide that the sub-advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties, or for the reckless disregard of its obligations or duties thereunder.

The Sub-Advisors and Portfolio Managers

The sub-advisors and portfolio managers set forth below are responsible for the day-to-day portfolio management of the respective Funds.  In the performance of their responsibilities, conflicts of interest may occur between the management of the respective Funds and the other accounts of a sub-advisor.  In addition to the conflicts identified by the sub-advisors, other actual or apparent conflicts may arise.  Unequal time and attention may be devoted to the management of the respective Funds and the sub-advisors’ other accounts. All information in this section is provided as of March 31, 2008, unless indicated otherwise.

TCW Investment Management Company (“TCW”), sub-advisor of the Large Cap Growth Fund, is a member of The TCW Group, Inc., a group of affiliated financial companies founded in 1971, which provides a broad range of international and U.S. equity and fixed income investment products and services.  TCW is an indirect subsidiary of Société Générale S.A.  TCW is registered as an investment advisor with the SEC and currently has approximately $127.4 billion in assets under management or committed to management as of June 30, 2008.  Société Générale Asset Management, S.A. may be deemed to be a control person of TCW by reason of its ownership of more than 25% of the outstanding voting stock of The TCW Group, Inc.  Société Générale Asset Management, S.A. is a wholly-owned subsidiary of Société Générale S.A.

TCW’s allocated portion of the Large Cap Growth Fund is managed by Craig Blum.  In addition to TCW’s portion of the Large Cap Growth Fund, Craig Blum manages the following other accounts:

Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Registered Investment Companies	6	$2,696.2	0	$ 0
Other Pooled Investment Vehicles	4	$879.4	1	$205.4
Other Accounts	93	$6,049.3	2	$345.2

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager’s fee sharing percentage with respect to the Fund. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Fund.

The overall objective of the compensation program for portfolio managers is for TCW to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and TCW and its affiliates within The TCW Group, Inc. Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in TCW’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale S.A. (“equity incentives”).  Profit sharing and equity incentives generally represent most of the portfolio manager’s compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary.   Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing.    Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel.  Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case, each participant in the pool is entitled to profit sharing derived from all the included products.  In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the TCW Funds, including alternative investment products (as described below); the portfolio manager would be entitled to participate in such pool where he supervises, is involved in the management of, or is associated with a group, other members of which, manage such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of a benchmark. The measurement of performance relative to the Russell 1000 Growth Index can be based on single year or multiple year metrics, or a combination thereof.
The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the Prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts.

Certain accounts of TCW (but not the Fund) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee.  For these accounts, the profit sharing pool from which the portfolio manager’s profit sharing compensation is paid will include the performance fees.  For investment strategies investing in marketable securities such as those employed in the Fund, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies and TCW’s “alpha strategies”, performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. “Alpha strategies” are those in which the strategy seeks to provide incremental risk-adjusted return relative to a LIBOR rate of return through alpha and beta isolation techniques, that include the use of options, forwards and derivative instruments. “Alternative investment strategies” include (a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies not employed by the Fund or (b) strategies employed by the Fund that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds).  In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases where portfolio managers do not receive profit sharing or where TCW has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives.  All portfolio managers participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole.  Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager’s contribution to the success of TCW.  Portfolio managers participating in the TCW 2001 or 2005 TCW Stock Option Plan will also generally participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met.  Some portfolio managers are direct stockholders of TCW and/or Société Générale, as well.

Other Plans and Compensation Vehicles. Portfolio managers may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation for investment on a tax-deferred basis.

As of March 31, 2008, the portfolio manager did not own any shares of the Large Cap Growth Fund.

Atlanta Capital Management Company, LLC (“Atlanta”), sub-advisor of the Large Cap Growth Fund, is an independent subsidiary of Eaton Vance Acquisitions, which is a wholly-owned subsidiary of Eaton Vance Corp.  Atlanta is a leading Atlanta-based investment firm specializing in managing domestic large cap growth portfolios, with approximately $8.4 billion in assets under management as of June 30, 2008.  Atlanta believes attractive investment returns are produced by investing in a diversified portfolio of high quality companies capable of sustaining superior rates of earnings growth.  Atlanta is registered as an investment advisor with the SEC.

Atlanta manages its allocated portion of the Large Cap Growth Fund using a portfolio management team, with portfolio managers William R. Hackney III, Marilyn R. Irvin, Paul J. Marshall and Richard B. England.  In addition to the Large Cap Growth Fund, the team members manage the following other accounts:

Portfolio Manager Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets (in millions)	Number	Assets (in millions)
William R. Hackney III
Registered Investment Companies	4	$1,296	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	814	$2,877	2	$232

Marilyn R. Irvin
Registered Investment Companies	4	$1,296	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	815	$2,497	2	$232

Paul J. Marshall
Registered Investment Companies	1	$ 24	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	675	$2,822	2	$232
Richard B. England
Registered Investment Companies	3	$1,204	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	815	$2,878	2	$232

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account or fund over others in terms of allocation of management time, resources and investment opportunities.  In addition, differences in the investment strategies and/or investment restrictions between accounts may result in actions for one account that differ from actions taken with respect to other accounts or the Fund.  The portfolio management team members are aware of and abide by Atlanta’s trade allocation, order aggregation and brokerage allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts.  Performance dispersion among accounts employing similar investment strategies is periodically examined by Atlanta to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.  Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Atlanta accepts incentive fees where return expectations and the time period over which returns are measured are reasonable and agreeable to both parties.  Performance-based fees may create an incentive for Atlanta to make investments that are riskier or more speculative than would be the case in the absence of a performance based fee or to favor performance-based accounts in the allocation of investment decisions, as Atlanta’s compensation may be larger than it otherwise would have been due to account performance.  Due to the potential conflict of interest associated with performance-based accounts, Atlanta has adopted procedures to monitor performance dispersion for accounts with incentive fee arrangements as compared to similarly managed non-incentive fee accounts.  Additionally, the performance of accounts for which Atlanta is paid a performance-based incentive fee is not considered separately or accorded disproportionate weighting in determining portfolio manager incentive compensation.

Atlanta’s portfolio managers’ compensation includes a fixed salary that is commensurate with the portfolio managers’ responsibilities and performance.  Compensation is competitive with other firms within the investment management industry, is reviewed on an annual basis and is evaluated based on the current investment management industry standards.

Each portfolio manager also receives a bonus that is based on the composite performance of the funds and accounts in each product for each team that the portfolio manager serves.  The pre-tax performance of the other accounts managed is normally calculated for the period ending the preceding fiscal year end on June 30th.  Team performance is based on the one-year, three-year and five-year total return investment and is primarily measured against product-specific benchmarks and peer groups.  For those managers responsible for multiple funds and accounts or serving on multiple portfolio management teams, investment performance is evaluated on an aggregate basis and is based on averages or weighted averages among those funds and accounts.  Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Atlanta and its parent company, Eaton Vance Corp.  The size of the overall incentive compensation pool is determined each year by Atlanta’s management team in consultation with Eaton Vance Corp. and depends primarily on Atlanta’s profitability for the year.

All portfolio managers maintain an ownership interest in Atlanta through an LLC holding company.  Firm profits are distributed to owners based on their individual ownership percentage.

As of March 31, 2008, none of the members of Atlanta’s portfolio management team owned any shares of the Large Cap Growth Fund.

Wellington Management Company, LLP (“Wellington Management”), a sub-advisor of the Large Cap Growth Fund and a Massachusetts limited liability partnership, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its organizations have provided investment advisory services for over 70 years.  Wellington Management is an SEC-registered investment advisor, and as of June 30, 2008, had investment management authority with respect to approximately $550 billion in assets.

As of March 31, 2008, in addition to the Large Cap Growth Fund, Messrs. Chally and Rullo also manage the following accounts:

Portfolio Manager Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Mammen Chally
Registered Investment Companies	6	$3,432	0	$ 0
Other Pooled Investment Vehicles	12	$ 796	0	$ 0
Other Accounts	15	$5,200	2	$ 740

James A. Rullo
Registered Investment Companies	4	$2,388	0	$ 0
Other Pooled Investment Vehicles	14	$1,087	0	$ 0
Other Accounts	20	$5,347	3	$ 781

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations or separately managed account programs sponsored by financial intermediaries), bank common trust accounts and hedge funds. The Large Cap Growth Fund’s managers listed in the Prospectus who are primarily responsible for the day-to-day management of the Fund (“investment professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The investment professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the investment professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The investment professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an investment professional may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of initial public offerings (IPOs), and compliance with Wellington Management’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and the Advisor with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund.  The following information relates to the fiscal year ended March 31, 2008.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components. The base salary for Mr. Rullo, a partner of Wellington Management, is determined by the Managing Partners of Wellington Management. Mr. Rullo’s base salary is generally a fixed amount that may change as a result of an annual review. The base salary for Mr. Chally is determined by his experience and performance in his role as an investment professional. Mr. Chally’s base salary is reviewed annually and may be adjusted based on the recommendation of his manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of its employees . Each investment professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by such investment professional. Each investment professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the investment professional compared to the Russell 1000 Growth Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmark or peer groups, time periods and rates may differ) to other accounts managed by the investment professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The investment professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.  Mr. Rullo is a partner of Wellington Management.

As of March 31, 2008, none of the members of Wellington Management’s portfolio management team owned any shares of the Large Cap Growth Fund

Brandes Investment Partners, L.P. (“Brandes”), sub-advisor of the Large Cap Value Fund, is an independent investment advisory firm that was founded in 1974.  Brandes first registered with the SEC in 1975 and as of June 30, 2008, has approximately $86.4 billion in assets under management.

Brandes manages its allocated portion of the Large Cap Value Fund’s portfolio on a team basis.  Glenn R. Carlson, Brent V. Woods, Amelia Maccoun Morris, W. James Brown, Keith Colestock and Brent Fredberg are jointly responsible for the investment decisions of the Brandes Large Cap Investment Committee.  In addition to Brandes’ portion of the Large Cap Value Fund, the Brandes Large Cap Investment Committee manages other accounts.  The Brandes Large Cap Investment Committee members Carlson, Woods, Morris, Brown, Colestock and Fredberg participate in the management of the following other accounts as of June 30, 2008:

Portfolio Manager Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Glenn R. Carlson
Registered Investment Companies	11	$9,223	0	$ 0
Other Pooled Investment Vehicles	55	$12,583	0	$ 0
Other Accounts	7,816	$79,970	18	$10,491

Brent V. Woods
Registered Investment Companies	11	$ 9,223	0	$ 0
Other Pooled Investment Vehicles	55	$12,583	0	$ 0
Other Accounts	7,816	$79,970	18	$10,491

Amelia M. Morris
Registered Investment Companies	11	$ 9,223	0	$ 0
Other Pooled Investment Vehicles	55	$12,583	0	$ 0
Other Accounts	7,816	$79,970	18	$10,491

W. James Brown
Registered Investment Companies	8	$ 8,941	0	$ 0
Other Pooled Investment Vehicles	33	$11,492	0	$ 0
Other Accounts	6,752	$68,171	17	$9,686

Keith Colestock
Registered Investment Companies	8	$ 8,941	0	$ 0
Other Pooled Investment Vehicles	38	$11,757	0	$ 0
Other Accounts	7,387	$69,332	18	$10,491

Brent Fredberg
Registered Investment Companies	8	$ 8,941	0	$ 0
Other Pooled Investment Vehicles	33	$11,492	0	$ 0
Other Accounts	6,752	$68,171	17	$ 9,686

As of March 31, 2008, Brandes had adopted the following policies and procedures to address potential conflicts of interest:

For a small number of accounts, Brandes may be compensated based on the profitability of the account, such as by a performance-based management fee.  These incentive compensation structures may create a conflict of interest for Brandes with regard to other accounts where Brandes is paid based on a percentage of assets in that a portfolio manager may have an incentive to allocate securities preferentially to the accounts where Brandes might share in investment gains.  In order to address these potential conflicts, Brandes’ investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes’ clients are disadvantaged in Brandes’ management of accounts.  Additionally, Brandes’ internal controls are tested on a routine schedule as part of its Compliance Monitoring Program.

It is possible that, at times, identical securities will be held by more than one fund and/or account.  If the Brandes Large Cap Investment Committee identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.  To deal with these situations, Brandes has adopted procedures for allocating portfolio transactions across multiple accounts.  For client accounts, including the Fund, that are able to participate in aggregated transactions, Brandes utilizes a rotational trading system to execute client transactions in order to provide, over the long-run, fair treatment for each client account.

Members of the Brandes Large Cap Investment Committee may invest in a fund or other account that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts.  In order to address this potential conflict, Brandes’ investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes’ clients are disadvantaged in Brandes’ management of accounts.

Brandes’ portfolio managers’ and analysts’ compensation is fixed and consists of:  1) a competitive fixed base salary; 2) participation in an annual bonus plan; and 3) eligibility for participation in Brandes’ equity through partnership or phantom equity.  Participation in the annual bonus plan is linked to a number of qualitative and quantitative criteria.  The criteria include research productivity, performance of portfolio management professionals and the attainment of client service goals.  Portfolio manager and analyst compensation is not based on the performance or the value of the assets of the Large Cap Value Fund.

As of March 31, 2008, none of the Investment Committee members discussed above owned any shares of the Large Cap Value Fund.

Davis Selected Advisers, L.P. (“Davis”), 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85756, is an independent money management firm that specializes in large cap value equities, catering to institutional and individual clients worldwide and serves as a sub-advisor to the Large Cap Value Fund.  With over $93.9 billion under management as of June 30, 2008, Davis conducts extensive research to identify well-managed companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value.  Davis’s goal is to invest in companies for the long term.  This value-oriented approach used by Davis to manage its allocated portion of the Large Cap Value Fund’s assets has been honed over 50 years and three generations of portfolio management.

Davis’ allocated portion of the Large Cap Value Fund’s portfolio is managed by Christopher Davis and Kenneth Feinberg.  Mr. Davis and Mr. Feinberg are the persons primarily responsible for investing the Large Cap Value Fund’s assets on a daily basis. In addition to the Large Cap Value Fund, Mr. Davis and Mr. Feinberg managed the following other accounts as of March 31, 2008:

Portfolio Manager Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets (in billions)	Number	Assets (in millions)
Christopher Davis
Registered Investment Companies	29	$ 75	0	$ 0
Other Pooled Investment Vehicles	12	$ 1.2	0	$ 0
Other Accounts	127	$ 12.7	0	$ 0

Kenneth Feinberg
Registered Investment Companies	30	$ 75	0	$ 0
Other Pooled Investment Vehicles	12	$ 1.2	0	$ 0
Other Accounts	127	$ 12.7	0	$ 0

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities for multiple portfolios and/or other accounts.  Davis seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To address these situations, Davis has adopted procedures for allocating portfolio transactions across multiple accounts.  Davis determines which broker will execute each securities transaction consistent with Davis’ duty to seek the best execution of the transaction.  However, certain other accounts (such as pooled investment vehicles not registered as mutual funds and those accounts managed for organizations and individuals), may be limited by a client’s selection of brokers or their instruction to direct trades through a specific broker.  In such cases, Davis may place separate, non-simultaneous transactions for a portfolio and another account which may temporarily affect the market price of the security, the execution of the transactions or both, to the detriment of the portfolio or other account.

Substantial investment of Davis or Davis family assets in certain mutual funds may also lead to conflicts of interest.  To mitigate these potential conflicts of interest, Davis has adopted policies and procedures intended to ensure that all its clients are treated fairly over time.  Davis does not receive an incentive based fee on any account.

Mr. Davis’ annual compensation as an employee and partner of Davis consists of a base salary.  Mr. Davis, and other portfolio managers of Davis, receive a benefits package that includes health insurance and life insurance.  Mr. Davis’ compensation is not based on the performance or the assets of the Large Cap Value Fund.

Mr. Feinberg’s compensation as a Davis employee consists of:  (i) a base salary; (ii) an annual bonus equal to a percentage of growth in Davis’ profits; (iii) awards of equity (“Units”) in Davis including Units, options on Units, and/or phantom Units; and (iv) an incentive plan whereby Davis purchases shares in selected funds managed by Davis.  The incentive plan is based on those funds’ performance versus the S&P 500® Index or versus peer groups as defined by Morningstar or Lipper and after expenses on a pre-tax basis.  The funds generally vest five years following the date of purchase and at that time some, all, or none of the shares purchased will be registered in the employee’s name.  Mr. Feinberg’s compensation is not based on the performance or the assets of the Large Cap Value Fund.

As of March 31, 2008, Mr. Davis and Mr. Feinberg did not own any shares of the Large Cap Value Fund.

NFJ Investment Group, L.P. (“NFJ”), sub-advisor of the Large Cap Value Fund, is an investment management firm organized as a Delaware limited partnership.  NFJ is the successor investment advisor to NFJ Investment Group, Inc., which commenced operations in 1989 and is owned by Allianz Global Investors U.S. Equities LLC, which is a wholly-owned subsidiary of Allianz Global Investors of America L.P.  NFJ provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations.  Accounts managed by NFJ had combined assets, as of June 30, 2008, of approximately $35.6 billion.

NFJ manages its allocated portion of the Large Cap Value Fund’s portfolio on a team basis, with portfolio managers Jeffrey S. Partenheimer, Ben J. Fischer and Paul A. Magnuson.

In addition to the Large Cap Value Fund, the team also manages the following accounts as of March 31, 2008:

Portfolio Manager Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Jeffrey S. Partenheimer
Registered Investment Companies	11	$9,640	0	$ 0
Other Pooled Investment Vehicles	2	$ 18	0	$ 0
Other Accounts	48	$14,877	0	$ 0

Ben J. Fischer
Registered Investment Companies	19	$17,224	0	$ 0
Other Pooled Investment Vehicles	5	$ 167	0	$ 0
Other Accounts	59	$17,817	0	$ 0

Paul A. Magnuson
Registered Investment Companies	15	$15,587	0	$ 0
Other Pooled Investment Vehicles	4	$ 162	0	$ 0
Other Accounts	53	$16,720	0	$ 0

Like other investment professionals with multiple clients, a portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time.  The paragraphs below describe some of these potential conflicts.  NFJ has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.  The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.  These potential conflicts may include, among others:

●	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
●
The trading of higher-fee accounts could be favored as to timing and/or execution price.  For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

●	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities.  On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interest of the Fund as well as other accounts, NFJ’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any.  Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating securities purchased or sold ─ for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts.  For example, another account may have a shorter-term investment horizon or different investment objective, policies or restrictions than the Fund.  Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund.  In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved.  Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time.  More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security.  There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A portfolio manager who is responsible for managing multiple funds and/or accounts unequal time and attention to the management of those funds and/or accounts.  As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.  The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and other accounts.  In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934, which may result in the payment of higher brokerage fees than might have otherwise been available.  These services may be more beneficial to certain funds or accounts than to others.  Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided,, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

NFJ believes that its compensation programs are competitively positioned to attract and retain high-caliber investment professionals.  As more fully described below, compensation includes a base salary and a variable bonus opportunity or profit sharing participation and may also include participation in other incentive compensation programs.  In addition, a full employee benefit package is offered.

Each portfolio manager’s compensation consists of the following elements:

Base salary. Each portfolio manager is paid a base salary.  In setting the base salary, NFJ’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.  Management of the firm evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus or profit sharing opportunity. Portfolio managers who are Managing Directors of NFJ participate in NFJ’s Non-Qualified Profit Sharing Plan, which pays the individuals a percentage of the operating profit available for distribution based on a percentage set by NFJ’s Management Board.  Other portfolio managers are eligible to receive an annual bonus which is tied to such portfolio manager’s job performance.

Other incentive programs.  Portfolio managers may be eligible to participate in a non-qualified deferred compensation plan, which allows participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.   Portfolio managers may also, from time to time, be granted specific deferred incentive awards.  Portfolio managers who are not managing directors are also eligible to participate in NFJ’s Long Term Cash Bonus Plan.  Each of the managing directors have also been awarded Allianz SE Restricted Stock Units which reflect changes in the value of Allianz SE stock.  Grants of deferred incentive awards, long term cash bonus awards and Allianz SE Restricted Stock Units all vest over a period of time which NFJ believes helps align employee and firm interests.

The NFJ Code of Ethics prohibits NFJ employees from purchasing or otherwise acquiring shares of any third party mutual fund advised or sub-advised by NFJ.  As a result, as of March 31, 2008, none of the members of NFJ’s portfolio management team owned any shares of the Large Cap Value Fund.

Nicholas-Applegate Capital Management (“Nicholas-Applegate”), one of the sub-advisors to the Small/Mid Cap Growth Fund, is a registered investment advisory firm that manages assets in its own family of mutual funds and separate accounts, and serves as a sub-advisor to several other firms in addition to AssetMark.  Nicholas-Applegate had approximately $13.4 billion in assets under management as of June 30, 2008.

Nicholas-Applegate’s allocated portion of the Small/Mid Cap Growth Fund’s portfolio is managed by a team of portfolio managers consisting of Mark P. Roemer, Jane Edmondson, Carma Wallace, and Christoph Hinkelmann.  In addition to the Small/Mid Cap Growth Fund, the members of the portfolio management team also managed the following other accounts as of March 31, 2008:

Portfolio Manager Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets (in millions)	Number	Assets (in millions)

Mark P. Roemer
Registered Investment Companies	11	$1,367	0	$ 0
Other Pooled Investment Vehicles	8	$1,286	2	$ 126
Other Accounts	52	$ 846	2	$ 76

Jane Edmondson
Registered Investment Companies	11	$1,367	0	$ 0
Other Pooled Investment Vehicles	8	$1,286	2	$ 126
Other Accounts	52	$ 846	2	$ 76

Carma Wallace
Registered Investment Companies	11	$1,367	0	$ 0
Other Pooled Investment Vehicles	8	$1,286	2	$ 126
Other Accounts	52	$ 846	2	$ 76

Christoph Hinkelmann
Registered Investment Companies	11	$1,367	0	$ 0
Other Pooled Investment Vehicles	8	$1,286	2	$ 126
Other Accounts	52	$ 846	2	$ 76

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Nicholas-Applegate has a greater financial incentive, such as a performance fee account.  Nicholas-Applegate has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Small/Mid Cap Growth Fund.

Nicholas-Applegate’s compensation policy features short-term and long-term components.  Nicholas-Applegate offers competitive base salaries and bonuses, profit sharing and generous retirement plans.  Investment professionals’ annual compensation is directly affected by the performance of their portfolios, their performance as individuals and the success of the firm.  Typically, an investment professional’s compensation is comprised of a base salary and a bonus.

Investment professionals are awarded bonuses based primarily on product performance.  A 360-degree qualitative review is also considered.  As part of the 360-degree review, analysts and portfolio managers are reviewed by their lead portfolio manager and other lead portfolio managers to whose portfolios they contribute.  Lead portfolio managers are reviewed by Nicholas-Applegate’s Chief Investment Officer, who evaluates performance both quantitatively versus benchmarks and peer universes, as well as qualitatively.

Compensation and Account Performance
Approximately 75% of a portfolio manager’s performance bonus is based on one- (30% weight), three- (60% weight) and five-year (10% weight) annualized performance of client accounts, such as the allocated portion of the Fund managed by Nicholas-Applegate.  Relative performance to the benchmark (the Russell 2500™ Growth Index) is approximately half of the calculation and the product’s peer ranking in institutional consultant universes determines the other half.  The remaining 25% of the performance bonus is based on a qualitative review and Nicholas-Applegate’s profitability.  In the qualitative review, team members are evaluated based on the consistency of their implementation of the investment process.  Lead portfolio managers evaluate the members of their teams.  Nicholas-Applegate’s Chief Investment Officer evaluates the lead portfolio managers.

Profit-Sharing
Investment teams participate in a profit-sharing plan which provides opportunity for additional compensation.  Each team receives a pool which is based on the pre-tax performance of their product(s).
All team members are eligible to participate in the pool.  Allocations are decided by Nicholas-Applegate’s Chief Investment Officer and lead portfolio managers of the teams.  The share of pre-tax profit increases with increasing profitability.  This structure, together with the bonus based on investment performance, fully aligns the team with client interests.

Long-Term Cash Bonus Plan
A Long-Term Cash Bonus Plan (“Plan”) provides long-term incentives and rewards to certain key staff and executives of Nicholas-Applegate and the other Allianz Global Investors companies to promote long-term growth and profitability.   The Plan provides awards that are based on the operating earnings growth of the Allianz Global Investors companies, as well as Nicholas-Applegate’s achievement of average operating earnings relative to a three-year basis.  The Plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to the Nicholas-Applegate’s success.

Equity Ownership
An equity ownership plan exists for key employees of Nicholas-Applegate.  Nicholas-Applegate believes this plan is important in retaining and recruiting key investment professionals, as well as providing ongoing incentives for Nicholas-Applegate employees.

A certain percentage of the interests in the Nicholas-Applegate equity ownership plan has been reserved for the portfolio management team.  While this equity interest has not yet been allocated to specific team members, the entire team benefits from the profit distributions associated with it.  Allocation of this equity ownership is carried out annually and is separate from the year-end bonus pool.

As of March 31, 2008, the portfolio managers did not own any shares of the Small/Mid Cap Growth Fund.

Copper Rock Capital Partners, LLC (“Copper Rock”), one of the sub-advisors to the Small/Mid Cap Growth Fund, is a registered investment advisory firm specializing in the management of small cap growth portfolios for pension and profit-sharing plans, institutional investors, investment limited partnerships and mutual funds.  Copper Rock believes that small-cap and mid-cap markets are inefficient and a fundamental growth approach with a strong sell discipline provides the best opportunity to outperform in all market conditions.  Copper Rock had approximately $2.44 billion in assets under management as of June 30, 2008.

Tucker Walsh and Michael Malouf manage Copper Rock’s allocated portion of the Small/Mid Cap Growth Fund’s portfolio.  In addition, the portfolio managers jointly managed the following other accounts as of March 31, 2008:

Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Registered Investment Companies	11	$ 559.10	0	$ 0
Other Pooled Investment Vehicles	8	$ 332.10	0	$ 0
Other Accounts	41	$1,605.80	0	$ 0

Copper Rock’s investment personnel may be part of portfolio management teams serving numerous accounts for multiple clients of Copper Rock.  These client accounts may include registered investment companies, other types of pooled accounts and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers, research analysts and trading desk personnel (collectively, the “portfolio management team”) provide services for multiple clients simultaneously.  A summary of certain potential conflicts of interest is provided below.  Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

Copper Rock may receive differential compensation from different advisory clients and each advisory client may be more or less profitable to Copper Rock than other advisory clients (e.g., clients also may demand different levels of service or have larger relationships with Copper Rock).  The portfolio management team personnel also may make personal investments in accounts they manage or support.

Portfolios within the same product type are managed the same; all portfolios have the same percentage ownership, other client specific restrictions and rounding.

Copper Rock’s portfolio management team may not be able to acquire enough of a certain security to fill all the orders across all the client portfolios. Copper Rock has a written procedure that requires the available shares to be distributed on a pro-rata basis across the appropriate portfolios.

Copper Rock compensates the portfolio managers with a fixed salary and a bonus.  Bonuses are based on the profitability of Copper Rock.  In addition, each portfolio manager has substantial equity ownership in Copper Rock and receives a proportional share of any net profit earned by Copper Rock.

As of March 31, 2008, the portfolio managers did not own any shares of the Small/Mid Cap Growth Fund.

Advisory Research, Inc. (“ARI”), sub-advisor of the Small/Mid Cap Value Fund, was established in 1974 by David B. Heller in Chicago, Illinois to provide investment management services to a select group of clientele.  In 1975, ARI became a registered investment advisor.  Since that time, the firm has grown, providing investment management services to wealthy individuals, corporations, foundations, endowments and public funds. ARI had approximately $6.1 billion in assets under management as of June 30, 2008.

ARI manages its allocated portion of the Small/Mid Cap Value Fund’s portfolio on a team basis, with portfolio managers Brien M. O’Brien, David B. Heller and James M. Langer.  In addition to the Small/Mid Cap Value Fund, the team of portfolio managers jointly managed the following accounts as of March 31, 2008:

Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	14	$1,275	2	$511
Other Accounts	1007	$4,760	4	$186

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or ARI has a greater financial incentive.  ARI has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Small/Mid Cap Value Fund.

ARI’s compensation structure/levels for staff and professionals are, by design, higher than industry levels.  ARI believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio managers are compensated with competitive salaries, performance-based annual bonuses and retirement benefits. Bonuses are discretionary and determined by ARI’s CEO.  The success of ARI and the individual employees’ contribution to that success is the primary determinant of incentive compensation.  This compensation structure is designed to align the best interests of our clients with the management of the portfolio.

In addition, ARI’s owners and portfolio managers share in the profitability of the firm.  Direct ownership is currently offered to individuals that meet specific criteria related to their position.  All employees that meet or exceed their goals are eligible for equity ownership.

The ARI Code of Ethics prohibits ARI employees from purchasing or otherwise acquiring shares of any third party mutual fund advised or sub-advised by ARI.  As a result, the portfolio managers did not own any shares of the Small/Mid Cap Value Fund as of March 31, 2008.

Integrity Asset Management, LLC (“Integrity”), sub-advisor to the Small/Mid Cap Value Fund, is an independent, employee-owned institutional investment management firm.  As of June 30, 2008, Integrity had approximately $2.2 billion in assets under management.

As of March 31, 2008, in addition to the Small/Mid Cap Value Fund, portfolio managers Daniel G. Bandi, Daniel J. DeMonica, Adam I. Friedman, William H. McNett and J. Bryan Tinsley were jointly responsible for the day-to-day management of certain other accounts, as follows:

Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Registered Investment Companies	1	$ 140	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	111	$2098	1	$ 36

Individual investment professionals at Integrity manage multiple accounts for multiple clients.  These accounts may include investment companies and separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies or foundations).  The portfolio managers that are primarily responsible for the day-to-day management of the Small/Mid Cap Value Fund generally manage all portfolios in the same way except for specific accounts with investment restrictions stipulated by clients.

Integrity’s goals are to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients.  Integrity has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing accounts for multiple clients.  In addition, Integrity monitors a variety of areas, including compliance with primary account guidelines and compliance with Integrity’s code of ethics.

Integrity receives a fee based on the portion of the Small/Mid Cap Value Fund’s assets allocated to Integrity as set forth in the Investment Sub-Advisory Agreement between Integrity and the Advisor with respect to the Small/Mid Cap Value Fund.  Integrity pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Small/Mid Cap Value Fund.

Integrity believes that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals.  Investment professionals at Integrity receive a competitive base salary, an incentive bonus opportunity and a benefits package.

Base Salary.  Each portfolio manager is paid a fixed base salary, which is determined by Integrity and is designed to be competitive in light of the individual’s experience and responsibilities.

Incentive Bonus.  Generally, the current incentive bonus package for each portfolio manager consists of a fixed percentage of the revenues generated by the accounts that the portfolio manager manages.

Portfolio managers are also eligible to participate in a 401(k) plan generally available to all Integrity employees.

As of March 31, 2008, none of the portfolio managers owned any shares of the Small/Mid Cap Value Fund.

Clay Finlay, LLC (“Clay Finlay”), sub-advisor of the International Equity Fund, is a global equity management firm founded in 1982 and headquartered in New York.  Clay Finlay is wholly owned by Old Mutual Asset Managers (US) LLC, an indirect subsidiary of Old Mutual plc, a financial services company.  An experienced multinational team of more than 20 investment professionals manages a full range of multi-regional and regional equity mandates on behalf of major corporations, financial institutions and governments.  Assets under management were in excess of $4.6 billion as of March 31, 2008.

The team responsible for managing Clay Finlay’s allocated portion of the International Equity Fund’s portfolio consists of Henrik Strabo, Gregory Stanek and Jonathan D. Allen.  In addition to the International Equity Fund, the team members managed the following other accounts as of June 30, 2008:

Portfolio Manager Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Henrik Strabo
Registered Investment Companies	5	$ 153	0	$ 0
Other Pooled Investment Vehicles	7	$ 614	0	$ 0
Other Accounts	14	$1,274	5	$311

Gregory Stanek
Registered Investment Companies	3	$ 32	0	$ 0
Other Pooled Investment Vehicles	5	$ 78	1	$ 19
Other Accounts	5	$ 642	1	$ 99

Jonathan D. Allen
Registered Investment Companies	1	$ 62	0	$ 0
Other Pooled Investment Vehicles	3	$ 286	0	$ 0
Other Accounts	12	$ 987	3	$174

The team manages other accounts that utilize investment strategies similar to the International Equity Fund.  Although the team manages all international equity mandates in a similar fashion, conflicts of interest may arise.  As a result, Clay Finlay allocates securities across all portfolios with the same investment strategy.  Exceptions to this may arise when the purchase or sale of a security would contravene a client’s needs with regard to cash contributions or withdrawals, or would conflict with a stated client guideline or instruction.

Clay Finlay compensates the portfolio managers with a fixed salary and a bonus.  The bonus is calculated using the performance of all accounts managed by the portfolio manager, which would include Clay Finlay’s allocated portion of  the pre-tax performance of the International Equity Fund, for the trailing one and year periods, as compared with the composite’s benchmark (the MSCI EAFE Index).

As of March 31, 2008, none of the portfolio managers owned any shares of the International Equity Fund.

Oppenheimer Capital, LLC (“Oppenheimer Capital”), 1345 Avenue of the Americas, New York, New York 10105, was founded in 1969 and is a sub-advisor of the International Equity Fund.  Oppenheimer Capital is an indirect subsidiary of Allianz Global Investors of America L.P. (“AGI US”), a registered investment advisor.  Allianz AG, a German insurance company, is the majority owner of AGI US.  Oppenheimer Capital provides investment advice to financial institutions, individuals, state and local government agencies, pension and profit sharing plans, trusts, estates, businesses and other organizations.  Today, Oppenheimer Capital is organized around research-driven alpha engines comprising equity (multi-style, cap and region), derivatives and fixed income strategies.  The firm had over $18.3 billion of assets under management as of June 30, 2008.

Anne Budlong is responsible for managing Oppenheimer Capital’s allocated portion of the International Equity Fund’s portfolio. Apart from the International Equity Fund, Ms. Budlong did not manage any other accounts as of March 31, 2008.

The potential for conflicts of interests exists when portfolio managers are responsible for managing other accounts that have similar investment objectives and strategies as the Fund.  Potential conflicts include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.  Typically, client portfolios having similar strategies are managed by portfolio managers in the same group using similar objectives, approaches and philosophies.  Therefore, portfolio holdings, relative position size and industry and sector exposures tend to be similar across portfolios with similar strategies, which minimizes the potential for conflicts of interest.

Oppenheimer Capital may receive more compensation with respect to certain accounts managed in a similar style than that received with respect to the Fund or may receive compensation based in part on the performance of certain similarly managed accounts.  This may create a potential conflict of interest for Oppenheimer Capital or its portfolio managers by providing an incentive to favor these types of accounts when, for example, placing securities transactions.  Similarly, it could be viewed as having a conflict of interest to the extent that Oppenheimer Capital or an affiliate has a proprietary investment in an account managed in a similar strategy, or the portfolio manager has personal investments in similarly managed strategies.  Potential conflicts of interest may arise with both the aggregation and allocation of investment opportunities because of market factors or investment restrictions imposed upon Oppenheimer Capital by law, regulation, contract or internal policies.  The allocation of aggregated trades, in particular those that were partially completed due to limited availability, could also raise a conflict of interest, as Oppenheimer Capital could have an incentive to allocate securities that are expected to increase in value to favored accounts, for example, initial public offerings of limited availability.  Another potential conflict of interest may arise where an account or fund may be selling a security, while another account or fund may be purchasing or holding the security.  As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund or account.  Oppenheimer Capital also manages accounts that may engage in short sales of securities of the type in which the Fund invests, and Oppenheimer Capital could be seen as harming the performance of the Fund for the benefit of the other accounts engaging in the short sales if the short sales cause the market value of the securities to fall.

Oppenheimer Capital or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments due to liquidity or other concerns or regulatory restrictions.  Such policies may preclude Oppenheimer from purchasing a particular security or financial instrument for the Fund’s portfolio, even if such security or financial instrument would otherwise meet the Fund’s objectives.

Oppenheimer Capital and its affiliates’ objectives are to meet their fiduciary obligation with respect to all clients.  Oppenheimer Capital and its affiliates have policies and procedures that are reasonably designed to seek to manage conflicts.  Oppenheimer Capital and its affiliates monitor a variety of areas, including compliance with fund guidelines, trade allocations, and compliance with their respective code of ethics.  Allocation policies and procedures are designed to achieve a fair and equitable allocation of investment opportunities among its clients over time.

Orders for the same equity security traded through a single trading desk or system are typically aggregated on a continual basis throughout each trading day consistent with Oppenheimer Capital’s best execution obligation for its clients.  If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis.  Partially completed orders generally will be allocated on a pro-rata average price basis, subject to certain limited exceptions.

Oppenheimer Capital believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. As more fully described below, each portfolio manager receives a fixed base salary, a variable bonus opportunity and a benefits package.  Key investment professionals are also eligible to participate in the Oppenheimer Capital’s long-term incentive program.  Total cash compensation, as described below, is set for each portfolio manager relative to his or her performance and the market. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust drivers of compensation to promote good sustained fund performance. Oppenheimer Capital attempts to keep its compensation levels at or above the median for similar positions in its local area.

Each portfolio manager’s compensation may consist of the following elements:

Base salary. Each portfolio manager is paid a fixed base salary that is set at a level determined by Oppenheimer Capital. In setting the base salary, the firm’s intentions are to be competitive in light of the portfolio manager’s experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus and Long Term Incentive Plan. Each portfolio manager is eligible for an annual bonus in addition to base salary. The bonus typically forms the majority of the individual’s cash compensation and is based in part on pre-tax performance of Oppenheimer’s allocated portion of the International Equity Fund against the Fund’s relevant benchmark or peer group ranking of the portfolio over one or three year periods with some consideration for longer time periods.  In addition to any bonus,  Oppenheimer Capital utilizes two long-term incentive plans.  The first plan is an Allianz Global Investors Plan for key employees.  The plan provides awards that are based on the compound annual growth rate of Oppenheimer Capital over a period between one year or over a three year period as well as the collective earnings growth of all the asset management companies of Allianz Global Investors.  The second plan is a deferred retention award for key investment professionals.  The deferred retention award typically vests over a three year period and may be invested in certain fund(s) that the portfolio manager manages.

Participation in group retirement plans.  Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

As of March 31, 2008, Ms. Budlong did not own any shares of the International Equity Fund.

Adelante Capital Management LLC (“Adelante”), sub-advisor of the Real Estate Securities Fund, is a Delaware limited liability company formerly known as Lend Lease Rosen Real Estate Securities LLC.  Adelante is an SEC-registered investment advisor and provides investment management services to client discretionary accounts with assets totaling approximately $3.1 billion as of June 30, 2008.

Adelante manages its allocated portion of the Real Estate Securities Fund’s assets on a team basis.  The team consists of Michael A. Torres, Luis Sanchez and Jeung S. Hyun.  In addition to the Real Estate Securities Fund, the team jointly managed the following other accounts as of March 31, 2008:

Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Registered Investment Companies	1	$ 21	0	$ 0
Other Pooled Investment Vehicles	4	$ 241	2	$ 150
Other Accounts	52	$2,950	4	$ 510

The portfolio managers may be subject to potential conflicts of interest because the portfolio managers are responsible for other accounts in addition to the Real Estate Securities Fund, as noted above.  Potential conflicts may arise out of the portfolio managers’ execution of different investment strategies for various accounts or the allocation of investment opportunities among the portfolio managers’ accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.  The portfolio managers may also manage accounts whose objectives and policies differ from those of the Real Estate Securities Fund.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio managers may have adverse consequences for another account managed by the portfolio managers.  An example of this is if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Real Estate Securities Fund maintained its position in that security.  A potential conflict may also arise when the portfolio managers are responsible for accounts that have different advisory fees – the difference in fees may create an incentive for the portfolio managers to favor one account over another, for example, in terms of access to investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.  Another potential conflict may arise when the portfolio managers have an investment in one or more accounts that participate in transactions with other accounts, which may create an incentive to favor one account over another.  As part of its compliance program, Adelante has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

The portfolio managers are compensated in accordance with Adelante’s standard compensation structure that includes a fixed annual salary and a discretionary year-end bonus.  This compensation structure is not influenced by the asset flows or performance of any one account or any group of accounts or by any other designated criteria or factors.  The portfolio manager’s compensation structure has no retirement benefit components other than participation in Adelante’s 401(k) plan, which is made available to all Adelante employees.

As of March 31, 2008, none of the portfolio managers owned any shares of the Real Estate Securities Fund.

Duff & Phelps Investment Management Co. (“Duff & Phelps”), sub-advisor of the Real Estate Securities Fund, is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd., a subsidiary of The Phoenix Companies, Inc. (NYSE: PNX) and is an SEC-registered investment advisor.  As of June 30, 2008, Duff & Phelps had approximately $6.9 billion in assets under management.  Duff & Phelps is a professional investment management firm that provides investment services to investment companies (open-end and closed-end funds), and institutional separate accounts investing in utilities, REITs and tax efficient products.

In addition to the Real Estate Securities Fund, portfolio managers Geoffrey P. Dybas and Frank J. Haggerty, Jr. were responsible for the day-to-day management of certain other accounts as of March 31, 2008:

Portfolio Manager Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Geoffrey P. Dybas
Registered Investment Companies	4	$4,238	0	$ 0
Other Pooled Investment Vehicles	1	$ 44	0	$ 0
Other Accounts	9	$ 258	0	$ 0

Frank J. Haggerty, Jr.
Registered Investment Companies	4	$4,238	0	$ 0
Other Pooled Investment Vehicles	1	$ 44	0	$ 0
Other Accounts	9	$ 258	0	$ 0

Individual investment professionals at Duff & Phelps manage multiple accounts for multiple clients.  These accounts may include investment companies and separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies or foundations).  The portfolio managers that are primarily responsible for the day-to-day management of Duff & Phelps’ allocated portion of the Real Estate Securities Fund generally manage their accounts in a model investment style.

There may be certain inherent conflicts of interest that arise in connection with the portfolio manager’s management of the Real Estate Securities Fund’s investments and the investments of any other account they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that Duff & Phelps may have in place that could benefit the Real Estate Securities Fund and/or such other accounts.  Duff & Phelps’ goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients.  Duff & Phelps has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing accounts for multiple clients.  In addition, Duff & Phelps monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs and compliance with Duff & Phelps code of ethics, and places additional investment restrictions on portfolio managers who manage funds and certain other accounts.  The portfolio managers of the Real Estate Securities Fund seldom encounter any material conflicts of interest since they generally manage funds and other accounts having similar investment strategies.

Duff & Phelps receives a fee based on the portion of the Real Estate Securities Fund’s assets allocated to Duff & Phelps as set forth in the Sub-Advisory Agreement between Duff & Phelps and the Advisor with respect to the Real Estate Securities Fund.  Duff & Phelps pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Real Estate Securities Fund.

Duff & Phelps and its parent, Phoenix Investment Partners, Ltd. (PXP), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals.  Investment professionals at Duff & Phelps receive a competitive base salary, an incentive bonus opportunity and a benefits package.

The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of the portfolio manager’s contribution to the team effort.  Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies.  Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks.  This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile.

Base Salary.  Each portfolio manager is paid a fixed base salary, which is determined by PXP and is designed to be competitive in light of the individual’s experience and responsibilities.  PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus.  Generally, the current incentive bonus package for the Real Estate Securities Fund’s portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of the portfolio manager’s contribution to the team effort.  The incentive bonus compensation of the Real Estate Securities Fund’s portfolio managers is currently comprised of two main components.  Seventy percent of the incentive bonus is based on the performance of Duff & Phelps’ allocated portion of the Real Estate Securities Fund in achieving and/or exceeding the FTSE NAREIT Equity REIT Index over one year, three years and five years.  Portfolio managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products.  The remaining 30% of the incentive bonus is based on the discretion of The Phoenix Companies, Inc. (PNX), the ultimate parent of PXP and Duff & Phelps.

In addition, 15% of the incentive bonus compensation is paid in PNX restricted stock units which vest over a three-year period commencing on the award date.

Finally, the portfolio managers are eligible to participate in a deferred compensation plan to defer their compensation and realize tax benefits.  Portfolio managers are also eligible to participate in broad-based plans offered generally to all employees, including, 401(k), health and other employee benefit plans.

As of March 31, 2008, neither of the portfolio managers owned any shares of the Real Estate Securities Fund.

Delaware Management Company (“DMC”), a series of Delaware Management Business Trust (“DMBT”), is a sub-advisor for the Tax-Exempt Fixed Income Fund.  DMC is located at 2005 Market Street, Philadelphia, PA 19103.  DMBT is a registered investment advisor and a majority-owned subsidiary of Delaware Management Holdings, Inc.  Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries.  As of March 31, 2008, Delaware Investments had more than $140 billion in assets under management.

 In addition to the Tax-Exempt Fixed Income Fund, portfolio managers Joseph R. Baxter, Robert F. Collins and Stephen J. Czepiel were responsible for the day-to-day management of certain other accounts.  The following chart lists certain information about types of other accounts for which Mr. Baxter, Mr. Collins and Mr. Czepiel were responsible, as of March 31, 2008.  Any accounts managed in a personal capacity appear under “Other Accounts” along with other accounts managed on a professional basis.

Portfolio Manager Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Joseph R. Baxter
Registered Investment Companies	19	$4,100	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	27	$1,100	0	$ 0

Robert F. Collins
Registered Investment Companies	19	$4,100	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	28	$1,100	0	$ 0

Stephen J. Czepiel
Registered Investment Companies	19	$4,100	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	26	$1,100	0	$ 0

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for such other fund or account and the Fund may differ.  For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security.  As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund or account period .  Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund.  A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund.  The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate.  DMC has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest.  While DMC’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Each portfolio manager’s compensation consists of the following:

BASE SALARY – Each named portfolio manager receives a fixed base salary.  Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

BONUS – Due to transitioning of responsibilities of the fixed income managers over the past year, some of the managers’ bonuses may have been guaranteed for the past year. It is anticipated that going forward an objective component will be added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database.  The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors.  There is one pool for bonus payments for the fixed income department.  The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts.  Generally, 60%-75% of the bonus is quantitatively determined.  For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according a fund’s Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted.  For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases (or similar sources of relative performance data) on a one-year, three-year, and five-year basis, with longer term performance more heavily weighted.  There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the 25th-30th percentile.  There is a sliding scale for investment companies that are ranked above the 50th percentile.  The remaining 25%-40% portion of the bonus is discretionary as determined by DMC and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance.  DMC intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

DEFERRED COMPENSATION – Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. This plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

STOCK OPTION INCENTIVE PLAN/EQUITY COMPENSATION PLAN - Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards and restricted stock units relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms of the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan.  In addition, certain managers may be awarded restricted stock units, or “performance shares,” in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect subsidiary of Delaware Management Holdings, Inc.  Delaware Management Holdings, Inc., is in turn an indirect, wholly-owned subsidiary of Lincoln National Corporation.

The Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan was established in 2001 in order to provide certain employees of DMC with a more direct means of participating in the growth of DMC.  Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance.   Subject to the terms of the plan, restricted stock units typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the restricted stock awards will be issued after vesting.  Awards are granted under the plan from time to time byDMC in its full discretion.  Awards may be based in part on seniority.  The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30 and December 31.  Shares issued upon the exercise of such options or vesting of restricted stock units must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder from time to time, as the case may be.

Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln’s Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln.  Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded.  The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln’s achievement of certain performance goals relative to a pre-determined peer group.

OTHER COMPENSATION - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

As of March 31, 2008, the portfolio managers did not own any shares of the Tax-Exempt Fixed Income Fund.

Nuveen Asset Management (“NAM”), a sub-advisor of the Tax-Exempt Fixed Income Fund, provides investment management services to retail investors,  high net-worth and institutional clients.  NAM had approximately $84.1 billion in assets under management as of June 30, 2008. NAM is a wholly owned subsidiary of Nuveen Investments.

As of March 31, 2008, in addition to the Tax-Exempt Fixed Income Fund, NAM’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Martin J. Doyle
Registered Investment Companies	2	$ 168	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	16,530	$13,129	0	$ 0

John V. Miller
Registered Investment Companies	6	$5,100	0	$ 0
Other Pooled Investment Vehicles	1	$ 70	0	$ 0
Other Accounts	8	$ 2	0	$ 0

Michael J. Sheyker
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	3,967	$ 3,029	0	$ 0

NAM has adopted policies and procedures reasonably designed to address various types of conflicts and serve to operate in a manner that is fair and equitable among its clients, including the Tax-Exempt Fixed Income Fund.  NAM does not perceive or anticipate conflicts in connection with the management of different accounts by the portfolio managers. NAM’s policies and procedures have been designed to address potential conflicts of interest that may arise in its daily activities. Portfolio managers factor in client imposed objectives as well as firm and industry considerations in the management of their funds. Among the various policies are NAM's Code of Ethics, Insider Trading Policy, Policy on Gifts and Entertainment and Outside Business Activity.  NAM’s compliance monitors these policies for any violations or patterns of problematic behavior.

NAM’s employees receive a salary and are eligible to participate in the bonus pool.  The amount available for bonuses is a function of the overall profitability of NAM’s parent.  Bonuses are then allocated to business groups based on performance and achievement of annual goals for the group.  Within business groups, bonuses are allocated to individuals based on individual performance and contribution to the goals of the entire group.

Treatment of administrative and client service personnel is similar to that of investment professionals, except that adjustments are made to reflect the extent to which the person has control over factors determining performance of the business group.  Compensation of portfolio administrators, for example, is more tied to the way that they complete their assigned duties and less to the performance of the portfolios on which they provide assistance.

As of June 30, 2008, the portfolio managers did not own any shares of the Tax-Exempt Fixed Income Fund.

Goldman Sachs Asset Management, L.P. (“GSAM”), sub-advisor to the Core Plus Fixed Income Fund, has been registered as an investment advisor since 1990 and is an affiliate of Goldman Sachs.  Total GSAM assets under management as of March 31, 2008, were $780.5 billion (including seed capital and excluding assets under supervision).

GSAM’s allocated portion of the Core Plus Fixed Income Fund’s portfolio is managed by Jonathan A. Beinner, Thomas J. Kenny, James B. Clark and Christopher Sullivan, all of whom are managing directors of GSAM.  In addition to the Core Plus Fixed Income Fund, these individuals manage the following other accounts as of March 31, 2008:

Portfolio Manager Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Jonathan A. Beinner
Registered Investment Companies	21	$ 18,709.30	N/A	$ 0
Other Pooled Investment Vehicles	88	$ 33,389.30	14	$5,280.20
Other Accounts	1,983	$ 177,088.60	N/A	$ 0

Thomas J. Kenny
Registered Investment Companies	21	$ 18,709.30	N/A	$ 0
Other Pooled Investment Vehicles	88	$ 33,389.30	14	$5,280.20
Other Accounts	1,983	$ 177,088.60	N/A	$ 0

James B. Clark
Registered Investment Companies	21	$ 18,709.30	N/A	$ 0
Other Pooled Investment Vehicles	45	$ 17,244.80	12	$5,185.20
Other Accounts	1,797	$ 128,947.40	N/A	$ 0

Christopher Sullivan
Registered Investment Companies	21	$ 18,709.30	N/A	$ 0
Other Pooled Investment Vehicles	45	$ 17,244.80	12	$5,185.20
Other Accounts	1,797	$ 128,947.40	N/A	$ 0

Please note that all of GSAM’s fixed income portfolios are managed on a team basis.  While lead portfolio managers may be associated with accounts in their specific strategy, the entire team is familiar with general strategies and objectives and multiple individuals are involved in the management of a portfolio. GSAM believes this approach ensures a high degree of continuity of portfolio management style and knowledge.  Listed above are the senior portfolio managers of the fixed income team with the most significant participation in the management of the Fund.

For each portfolio manager listed above, the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector they manage. There are multiple portfolio managers involved with each account.

GSAM’s portfolio managers are often responsible for managing one or more funds and other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds.  A portfolio manager may manage separate accounts or other pooled investment vehicles which may have materially higher fee arrangements than the Core Plus Fixed Income Fund and may also have a performance-based fee.  The side-by-side management of these funds may result in potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.  GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner.  It seeks to provide best execution of all securities transactions, in the aggregate, and then allocate securities to client accounts in a fair and timely manner.  To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.  In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a fund and another client account.  GSAM conducts periodic reviews of trades for consistency with these policies.

GSAM compensates portfolio managers with a fixed salary and a bonus that is based on the pre-tax performance of GSAM’s allocated portion of the Fund.  The performance is measured using Lehman Brothers® Aggregate Bond Index over one-year and three-year periods.  The performance bonus is based on each portfolio manager’s individual performance as well as GSAM’s allocated portion of the Core Plus Fixed Income Fund’s total revenues.  Total revenues are in part derived from advisory fees and, for certain accounts, performance based fees.  The portfolio manager’s contribution to the overall performance of the Core Plus Fixed Income Fund, the performance of GSAM and the profitability of Goldman, Sachs & Co., as well as the anticipated compensation level by competitors, are also used in determining salary and bonus compensation.

More specifically, portfolio managers are rewarded for their ability to outperform a benchmark while managing risk exposure.  The performance bonus for portfolio managers is significantly influenced by the following criteria:  1) consistency of performance across accounts with similar profiles; 2) compliance with risk budgets; and 3) communication with other portfolio managers within the research process.  In addition, the following factors involving the overall performance of the investment style team are also considered at the time the performance bonus is determined:  1) whether the team’s performance exceeded performance benchmarks over one-year and three-year periods; 2) whether the team managed portfolios within a defined range around a targeted tracking error; 3) whether the team performed consistently with objectives and client commitments; 4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above); and 5) whether the team managed all similarly mandated accounts in a consistent manner.

Finally, portfolio managers may also receive grants of restricted stock units and/or stock options of Goldman Sachs & Co. as part of their compensation.

As of March 31, 2008, the portfolio managers did not own any shares of the Core Plus Fixed Income Fund.

Western Asset Management Company (“Western”) and Western Asset Management Company Limited (“WAML”), each serve as sub-advisors to the Core Plus Fixed Income Fund.  Western, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment advisor to institutional accounts, such as corporate pension plans, mutual funds and endowment funds.  Total assets under management by Western were approximately $624.1 billion as of June 30, 2008.  WAML, an affiliate of Western, is a United Kingdom corporation and has been a registered investment advisor since 1984.  WAML, formerly Lehman Brothers Global Asset Management, was acquired by Legg Mason, Inc. in 1996 and is a wholly owned subsidiary of Legg Mason, Inc.  WAML had approximately $90.4 billion in assets under management as of June 30, 2008.

Western’s allocated portion of the Core Plus Fixed Income Fund’s portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals led by Stephen A. Walsh, Carl L. Eichstaedt, Michael C. Buchanan and Detlev S. Schlichter.  In addition to the Core Plus Fixed Income Fund, the team members managed the following other accounts as of March 31, 2008:

Portfolio Manager Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Stephen A. Walsh
Registered Investment Companies	116	$124,178	0	$ 0
Other Pooled Investment Vehicles	262	$217,838	0	$ 0
Other Accounts	1,041	$290,120	91	$29,028

Carl L. Eichstaedt
Registered Investment Companies	12	$ 3,731	0	$ 0
Other Pooled Investment Vehicles	6	$ 1,871	0	$ 0
Other Accounts	97	$19,597	3	$1,054

Michael C. Buchanan
Registered Investment Companies	13	$6,897	0	$ 0
Other Pooled Investment Vehicles	8	$5,157	0	$ 0
Other Accounts	14	$1,088	0	$ 0

Detlev S. Schlichter
Registered Investment Companies	1	$ 188	0	$ 0
Other Pooled Investment Vehicles	29	$ 4,658	0	$ 0
Other Accounts	69	$26,943	19	$7,385

The numbers provided reflect the overall number of portfolios managed by Western.  Mr. Walsh is involved in the management of all of Western’s portfolios, but is not solely responsible for particular portfolios. Western’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors.  The individuals that have been identified are responsible for overseeing the implementation of Western’s overall investment ideas and coordinating the work of the various sector teams.  This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members .

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include knowledge and timing of trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of trades.

It is possible that an investment opportunity or an opportunity to sell an investment may be suitable for both Western’s allocated portion of the Core Plus Fixed Income Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for all to participate fully.  A conflict may also arise where the portfolio manager may have an incentive to treat an account preferentially because the account pays a performance-based fee or the portfolio manager, Western or an affiliate has an interest in the account.  Western has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, Western determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution.  However, certain other accounts limit Western’s ability to select brokers or dealers by instructing Western to direct trades through a particular broker or dealer.  In these cases, trades for these other accounts in a particular security may be placed separately from, rather than aggregated with, other trades.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of some or all of the accounts involved.  Additionally, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.

It is theoretically possible that portfolio managers could use information to the advantage of certain accounts they manage and to the possible detriment of another account.  For example, a portfolio manager could sell a security short for an account immediately prior to another account’s sale of that security.  To address this conflict, Western has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long-only accounts for timing and pattern related issues.  Trading decisions for alternative investment and long-only accounts may not be identical even though the same portfolio manager may manage both types of accounts.  Whether Western allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long-only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long-only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both Western’s allocated portion of the Core Plus Fixed Income Fund and the other accounts listed above.

Western’s compensation system assigns each employee a total compensation “target” and a respective cap, which is derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results.

Standard compensation includes competitive base salaries, employee benefits and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of Western, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  The majority of a portfolio manager’s bonus is tied directly to investment performance versus appropriate peer groups and benchmarks.  Because portfolio managers are generally responsible for multiple accounts with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

As of March 31, 2008, none of the portfolio managers owned any shares of the Core Plus Fixed Income Fund.

Research Affiliates, LLC (“Research Affiliates”) and the portfolio managers set forth below are responsible for the day-to-day investment management of the Enhanced Fundamental Index® Funds.  In the performance of their responsibilities, conflicts of interest may occur between the management of the respective Enhanced Fundamental Index® Funds and other accounts of Research Affiliates.  In addition to the conflicts identified by Research Affiliates, other actual or apparent conflicts may arise.  Unequal time and attention may be devoted to the management of the respective Enhanced Fundamental Index® Funds and Research Affiliates’ other accounts.  As of June 30, 2008 over $38.5 billion in assets are managed using the investment strategies developed by Research Affiliates.

Research Affiliates offers proprietary solutions in the areas of active asset allocation, optimal portfolio construction, equity indexation and enhanced equity indexation.  Research Affiliates is registered as an investment advisor with the SEC.  Robert D. Arnott has sole voting rights for Research Affiliates.  The company is owned primarily by various family trusts of Robert D. Arnott.  Key executives of the company hold minority non-voting interests.

Robert D. Arnott and Jason C. Hsu manage the Enhanced Fundamental Index® Funds’ portfolios, on behalf of Research Affiliates.  In addition to Research Affiliates’ management of the Enhanced Fundamental Index® Funds, as of March 31, 2008, Robert Arnott and Jason Hsu jointly managed the following other accounts:

Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	29	$2,342	5	$ 840
Other Accounts	27	$4,926	0	$ 0

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Enhanced Fundamental Index® Funds), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentives to allocate opportunities to an account where the portfolio manager or Research Affiliates has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager’s fee sharing percentage with respect to the Enhanced Fundamental Index® Funds.  Because the Enhanced Fundamental Index® Funds are managed by rules established in accordance with Research Affiliates’ patent-pending process, conflicts of interest are minimized.  In addition, the risk of conflicts of interest is reduced by the fact that the other funds currently managed by Research Affiliates contain different portfolios from the Enhanced Fundamental Index® Funds’ portfolios.  Research Affiliates has adopted policies and procedures reasonably designed to address these types of conflicts and Research Affiliates believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Enhanced Fundamental Index® Funds.

Research Affiliates’ portfolio managers are compensated through a combination of base salary, discretionary incentive bonusand a company funded defined benefit plan.  Compensation for portfolio managers is established annually by senior management.  Incentive bonuses are paid based on senior management’s subjective opinion of the performance of each portfolio manager.  Because both Robert D. Arnott and Jason C. Hsu own interests in Research Affiliates, in addition to salaries, they are also paid based on their percentage ownership in the company.

As of March 31, 2008, Robert D. Arnott and Jason C. Hsu did not own any shares of the Enhanced Fundamental Index® Funds.

Russell Implementation Services, Inc. (“Russell”) is responsible for the implementation of the investment program created by Research Affiliates for the Enhanced Fundamental Index® Funds, pursuant to a sub-advisory agreement with the Advisor and under the supervision of the Advisor and the Board of Trustees.  Russell is a privately-held, wholly-owned subsidiary of Russell Investment Group and is registered with the SEC as an investment advisor.  Russell Investment Group is owned by The Northwestern Mutual Life Insurance Company.

Distribution and Shareholder Servicing

Distributor and Sub-Distributor

Capital Brokerage Corporation (“Distributor”), an affiliate of the Advisor, located at 6620 West Broad Street, Building 2, Richmond, Virginia 23230, is the distributor for shares of the Funds pursuant to a Distribution Agreement (the “Distribution Agreement”), between the Trust on behalf of the Funds and the Distributor.  Quasar Distributors, LLC (“Quasar” or the “Sub-Distributor), an affiliate of the Funds’ accounting and administrative services provider, U.S. Bancorp Fund Services, LLC, is the sub-distributor for the Funds pursuant to a Sub-Distribution Agreement among the Trust, the Advisor and Quasar.  The Distribution and Sub-Distribution Agreements have a one-year term and continue on a year-to-year basis provided that the agreements are approved in the manner required by the 1940 Act.  The Distributor and Sub-Distributor are each registered broker-dealers and members of the Financial Industry Regulatory Authority.  Shares of each Fund are offered on a continuous basis.  The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of shares of the Funds, will use its best efforts to distribute the Funds’ shares.  For the fiscal periods ended March 31, 2006, March 31, 2007 and March 31, 2008, all distribution fees were paid by the Advisor.

Distribution Plan

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which was approved by the Board.  The Plan authorizes payments by the Funds in connection with the distribution of Fund shares at an annual rate of 0.25% of each of the Fund’s average daily net assets.  Payments may be made by a Fund under the Plan for the purpose of financing any activity primarily intended to result in the sale of shares of a Fund, as determined by the Board, and for the purpose of providing certain services to existing shareholders.  Such activities typically include: services associated with the operation of the Genworth Financial Wealth Management investment platform (the “GFWM Platform”) through which the Funds are primarily distributed; advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of Prospectuses and sales and marketing materials; and capital or other expenses of the Distributor associated with the sale of shares of the Funds including equipment, rent, salaries, bonuses, interest and other overhead.  To the extent any activity is one that a Fund may finance without the Plan, that Fund may also make payments to finance such activity outside of the Plan, and is not subject to the Plan’s limitations.  Payments under the Plan are based upon a percentage of average daily net assets attributable to the Funds regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event may such payments exceed the maximum allowable fee.  It is therefore possible that the Distributor may realize a profit in a particular year as a result of these payments.  The Plan increases each Fund’s expenses from what they would otherwise be.  A Fund may engage in joint distribution activities with other Funds and to the extent the expenses are not allocated to a specific Fund, expenses will be allocated based on each Fund’s net assets.

Rule 12b-1 requires that (i) the Board of Trustees receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made; (ii) the Board of Trustees, including a majority of the Independent Trustees, approve all agreements implementing the Plan; and (iii) the Plan be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

For the fiscal year ended March 31, 2008, the following amounts were paid pursuant to the Distribution Plan:
12b-1 Expenses Paid(1)
Fund name	Advertising/ Marketing	Printing/ Postage	Payment to Distributor	Payment to dealers	Compensation to sales personnel	Interest, carrying or other finance charges	Other
Large Cap Growth Fund	$ 0	$ 0	$ 0	$1,935,342	$ 0	$ 0	$ 0
Large Cap Value Fund	$ 0	$ 0	$ 0	$1,697,268	$ 0	$ 0	$ 0
Small/Mid Cap Growth Fund	$ 0	$ 0	$ 0	$ 428,653	$ 0	$ 0	$ 0
Small/Mid Cap Value Fund	$ 0	$ 0	$ 0	$ 296,072	$ 0	$ 0	$ 0
International Equity Fund	$ 0	$ 0	$ 0	$1,922,632	$ 0	$ 0	$ 0
Real Estate Securities Fund	$ 0	$ 0	$ 0	$ 205,635	$ 0	$ 0	$ 0
Tax-Exempt Fixed Income Fund	$ 0	$ 0	$ 0	$ 664,394	$ 0	$ 0	$ 0
Core Plus Fixed Income Fund	$ 0	$ 0	$ 0	$1,949,574	$ 0	$ 0	$ 0
Enhanced Fundamental Index® Large Company Growth Fund	$ 0	$ 0	$ 0	$ 54,979	$ 0	$ 0	$ 0
Enhanced Fundamental Index® Large Company Value Fund	$ 0	$ 0	$ 0	$ 42,746	$ 0	$ 0	$ 0
Enhanced Fundamental Index® Small Company Growth Fund	$ 0	$ 0	$ 0	$ 9,203	$ 0	$ 0	$ 0
Enhanced Fundamental Index® Small Company Value Fund	$ 0	$ 0	$ 0	$ 4,007	$ 0	$ 0	$ 0

(1) No information is presented for the Enhanced Fundamental Index® International Equity Fund, as this Fund had not commenced investment operations as of the date of this SAI.

The Advisor’s primary business is to operate the GFWM Platform, a managed account platform that is used by financial professionals such as investment advisors and broker-dealers to deliver state of the art financial planning, investment advisory and asset allocation services to their clients.  The GFWM Platform provides asset allocation models and other tools that are used by investors in various open-end mutual funds, including the AssetMark Funds.

The primary method of distributing the Funds is through the GFWM Platform, and the Advisor is responsible for all aspects of the operation of the platform.  In addition, unaffiliated mutual fund supermarkets facilitate the operation of the GFWM Platform by maintaining investor accounts, and providing back office, shareholder and recordkeeping services that enable investors to access the Funds and other funds.  The Funds pay Rule 12b-1 fees to the mutual fund supermarkets, and the mutual fund supermarkets, in turn, pay a negotiated portion of those fees back to the Advisor for services it provides in connection with the GFWM Platform, including: establishing and maintaining electronic communication channels with the fund supermarkets and the Funds’ transfer agent; processing investor transactions under relevant asset allocation models and packaging order information for delivery to the fund supermarkets; maintaining shareholder records; generating quarterly holdings, performance and account summary reports; and generally assisting in the operation of the GFWM Platform.  These types of negotiated payments are common among mutual fund supermarkets and the managed account platform providers that use them.  The amounts paid to the Advisor are reflected in the table above.

With the exception of payments to the Advisor in its capacity as the sponsor of the GFWM Platform as described above, no “interested person” of the Funds, as defined in the 1940 Act, and no Independent Trustee of the Trust has or had a direct or indirect financial interest in the Plan or any related agreement.

Shareholder Servicing Agents

Each Fund may enter into agreements with certain organizations that provide various services to Fund shareholders.  Pursuant to such agreements, organizations that provide shareholder services may be entitled to receive fees from a Fund for shareholder support.  Such support may include, among other things, assisting investors in processing their purchase, exchange or redemption requests, or processing dividend and distribution payments.

Each Fund paid the following shareholder servicing fees for the fiscal periods ended March 31, 2008, March 31, 2007, and March 31, 2006:

Fund(1)	2008	2007	2006(3)
Large Cap Growth Fund	$387,069	$345,832	$ 242,981
Large Cap Value Fund	$339,454	$324,761	$ 235,042
Small/Mid Cap Growth Fund	$ 85,730	$ 85,416	$ 69,515
Small/Mid Cap Value Fund	$ 59,214	$ 85,448	$ 65,060
International Equity Fund	$384,527	$347,078	$ 187,092
Real Estate Securities Fund	$ 41,127	$ 47,236	$ 35,599
Tax-Exempt Fixed Income Fund	$132,879	$115,327	$ 73,866
Core Plus Fixed Income Fund	$389,915	$339,806	$231,287
Enhanced Fundamental Index® Large Company Growth Fund(2)	$ 11,249	N/A	N/A
Enhanced Fundamental Index® Large Company Value Fund(2)	$ 8,753	N/A	N/A
Enhanced Fundamental Index® Small Company Growth Fund(2)	$ 1,879	N/A	N/A
Enhanced Fundamental Index® Small Company Value Fund(2)	$ 821	N/A	N/A

(1) No information is presented for the Enhanced Fundamental Index® International Equity Fund, as this Fund had not commenced investment operations as of the date of this SAI.

(2) The shareholder servicing fees paid are for the period August 9, 2007, the commencement of investment operations, to March 31, 2008.

(3) For the period June 30, 2005 to March 31, 2006.

Service Providers

The Trust entered into a number of agreements whereby certain parties provide various services to the Funds.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides accounting and administrative services and shareholder servicing to the Funds as transfer agent and dividend disbursing agent.  USBFS’ address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.  The services provided under the Transfer Agent Servicing Agreement include processing purchase and redemption transactions; establishing and maintaining shareholder accounts and records; disbursing dividends declared by the Funds; day-to-day administration of matters related to the existence of the Trust under state law (other than rendering investment advice); maintenance of its records; preparation, mailing and filing of reports; and assistance in monitoring the total number of shares sold in each state for “Blue Sky” purposes.

Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement, each between USBFS and the Trust, USBFS also performs certain administrative, accounting and tax reporting functions for the Funds, including preparing and filing federal and state tax returns, preparing and filing securities registration compliance filings with various states, compiling data for and preparing notices to the SEC, assistance in the preparation of the Funds’ registration statement under federal and state securities laws, preparing financial statements for the Annual and Semi-Annual Reports to the SEC and current investors, monitoring the Funds’ expense accruals, performing securities valuations and, from time to time, monitoring the Funds’ compliance with their investment objectives and restrictions.

For the fiscal periods ended March 31, 2008, March 31, 2007 and  March 31, 2006, the Trust paid the following amounts to USBFS for administrative services:

Fund(1)	Administration Fee Paid
	2008	2007	2006(3)
Large Cap Growth Fund	$ 259,947	$229,618	$162,312
Large Cap Value Fund	$ 227,366	$222,725	$159,817
Small/Mid Cap Growth Fund	$ 58,120	$ 58,341	$ 44,586
Small/Mid Cap Value Fund	$ 39,480	$ 53,668	$ 40,497
International Equity Fund	$ 258,100	$243,437	$123,781
Real Estate Securities Fund	$ 27,567	$ 32,425	$ 18,986
Tax-Exempt Fixed Income Fund	$ 89,505	$ 76,033	$ 47,048
Core Plus Fixed Income Fund	$ 261,202	$225,199	$146,556
Enhanced Fundamental Index® Large Company Growth Fund(2)	$ 19,898	N/A	N/A
Enhanced Fundamental Index® Large Company Value Fund(2)	$ 15,184	N/A	N/A
Enhanced Fundamental Index® Small Company Growth Fund(2)	$ 3,266	N/A	N/A
Enhanced Fundamental Index® Small Company Value Fund(2)	$ 1,412	N/A	N/A

(1) No information is presented for the Enhanced Fundamental Index® International Equity Fund, as this Fund had not commenced investment operations as of the date of this SAI.

(2) The administrative services fees paid are for the period August 9, 2007, the commencement of investment operations, to March 31, 2008.

(3) For the period June 30, 2005 to March 31, 2006.

U.S. Bank, N.A., an affiliate of USBFS, is the custodian of the assets of the Funds, as well as the Funds’ Foreign Custody Manager (“Custodian”), pursuant to a custody agreement between the Custodian and the Trust (“Custody Agreement”).  The Custodian is compensated for its services to the Trust by fees paid on a per transaction basis, and the Trust also pays certain of the Custodian’s related out-of-pocket expenses.  The Custodian’s address is Custody Operations, 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212.

Anti-Money Laundering Program

 The Trust has established an Anti-Money Laundering Compliance Program (the “Program”), as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that each Fund’s omnibus account holders have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and a complete and thorough review of all new opening accounts.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Codes of Ethics

  The Trust, the Advisor, the Distributor and the sub-advisors have each adopted Codes of Ethics that govern the conduct of their respective employees that may have access to information about the Funds’ securities transactions.  The Codes recognize that such persons owe a fiduciary duty to the Funds’ shareholders and must place the interests of shareholders ahead of their own interests.  Subject to the protections and compliance procedures in the Codes, access persons can invest in securities, including securities that may be purchased or held by the Funds.  Among other things, the Codes require pre-clearance of certain personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Advisor or a sub-advisor for a Fund or other clients of the Advisor or sub-advisor; annual and quarterly reporting of personal securities holdings; and limitations and/or pre-clearance requirements on personal trading of initial public offerings.  Violations of the Codes are subject to review by the Trustees and could result in severe penalties.

Proxy Voting Guidelines

 The following information is a summary of the proxy voting guidelines for the Advisor and the sub-advisors.

GENWORTH FINANCIAL WEALTH MANAGEMENT, INC.
ASSETMARK FUNDS

I.	Introduction

Genworth Financial Wealth Management, Inc. (the “Advisor”) is the investment advisor of each of the 13 separate mutual funds (each a “Fund” and collectively the “Funds”) within AssetMark Funds® (the “Trust”), an open-end management investment company.  The Advisor selects one or more sub-advisors (“sub-advisors”) to manage distinct segments of a market or asset class for each Fund.

II.	Delegation of Proxy Voting Authority

The Board of Trustees of the Trust (the “Board”) has delegated each Fund’s proxy voting authority to the Advisor.  The Advisor, in turn, has contractually delegated each Fund’s proxy voting authority to its respective sub-advisor(s). In the case of the Enhanced Fundamental Index® Funds, Russell has been delegated these Funds’ proxy voting authority.

III.	Review of Sub-Advisors’ Proxy Voting

The Advisor will review each sub-advisor’s proxy voting guidelines to ensure that they meet the standards set forth from time to time by the U.S. Securities and Exchange Commission (the “SEC”).  The Advisor will report to the Board at least annually regarding the compliance of each sub-advisor’s proxy voting guidelines with such SEC standards, including the procedures that each sub-advisor uses when a vote presents a conflict between the interests of Fund shareholders and those of the sub-advisor.

A.      Reporting of Conflicts of Interest.

The sub-advisors shall report to the Advisor on a regular basis, but not less than annually, any conflicts of interest that arose from proxy votes and how such conflicts were resolved.  The Advisor shall provide such reports to the Board at the next regular meeting of the Board after such reports were received from the sub-advisors.

IV.	Recording of Proxy Votes

Each sub-advisor shall provide the following information to the Advisor for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the Trust’s report on Form N-PX:

A.	The name of the issuer of the portfolio security;
B.	The exchange ticker symbol of the portfolio security;
C.	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;
D.	The shareholder meeting date;
E.	A brief identification of the matter voted on;
F.	Whether the matter was proposed by the issuer or by a security holder;
G.	Whether the sub-advisor cast its vote on the matter;
H.	How the sub-advisor cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
I.	Whether the sub-advisor cast its vote for or against management.

This information shall be provided by each sub-advisor to the Advisor by July 31 of each year in the format specified by the Advisor.

V.	Disclosure of Proxy Voting Guidelines

A.	Registration Statement

All of the Trust’s registration statement filings with the SEC on Form N-1A after July 1, 2003 shall contain a description of these Proxy Voting Guidelines and those of the sub-advisors.

B.	Registration Statement, Annual Report and Semi-Annual Report

All of the Trust’s registration statement filings on Form N-1A with the SEC after July 1, 2003, as well as any annual or semi-annual reports to shareholders after the effective date of such registration statement, shall disclose that these Proxy Voting Guidelines and those of the sub-advisors shall be available:

●	By calling a specified toll-free number to obtain a hard copy; or
●	By going to the SEC website at http://www.sec.gov.

C.	Delivery of Hard Copy Requests

When the Advisor receives a request for a description of these Proxy Voting Guidelines and those of the sub-advisors, it will deliver the description that is disclosed in the Statement of Additional Information included in the Trust’s registration statement.  This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

VI.	Form N-PX

A.	Preparation and Filing of Form N-PX

The Advisor, on behalf of the Trust, shall prepare and file Form N-PX with the SEC not later than August 31 of each year, which shall include the Trust’s proxy voting record for the most recent twelve-month period ended June 30 of that year.

B.	Disclosure of Voting Record in Registration Statement, Annual Report and Semi-Annual Report

●
Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 888-278-5809 (toll free); or on the SEC’s website at www.sec.gov.

C.	Delivery of Hard Copy Requests

When the Advisor receives a request for the Trust’s proxy voting record, the Advisor shall send the information disclosed in the Trust’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

D.	Maintenance on the Trust’s Website

If the Trust discloses that its proxy voting record is available on or through its website, the Trust must make available free of charge the information disclosed in its most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC. The information disclosed in the Trust’s most recently filed report on Form N-PX must remain available on or through its website for as long as the Trust discloses that its proxy voting record is available on or through its website.

VII.           Proxy Issues with Respect to Securities on Loan

If voting rights with respect to loaned securities owned by clients have passed to the borrower, the Advisor will not call the loan or otherwise secure a valid proxy to vote the loaned securities unless the proposal to be voted upon would have a material effect on the ‘economic best interests’ of the client.  For a proposal to have a material effect on the ‘economic best interests’ of the client, (i) the passage or failure to pass the proposal must be likely to have an effect on the market price of the issuer’s stock; (ii) the client must own a sufficient percentage of the issuer’s stock so that the client’s affirmative or negative vote would be likely to affect the outcome of the proposal; and (iii) with respect to the Fund, the issuer’s stock must represent a sufficient portion of the Fund’s net assets such that the likely change in the market price of the issuer’s stock would affect the net asset value of the Fund.

AssetMark will rely on the sub-advisors to inform the Advisor when there is a material proxy.  In these cases, AssetMark will verify whether the security is on loan.  If the security is on loan, AssetMark will instruct U.S. Bank to recall the security immediately to enable the sub-advisor to vote the proxy.

TCW Investment Management Company
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Large Cap Growth Fund

INTRODUCTION

 Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds.  If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the "Proxy Committee") and adopted proxy voting guidelines (the “Guidelines”) and procedures.  The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues.  The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments.  TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process.  An Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW's clients) and helps maintain TCW's proxy voting records.  All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties.  Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes.  In certain limited circumstances, particularly in the area of structured financing, TCW may enter into voting agreements or other contractual obligations that govern the voting of shares.  In the event of a conflict between any such contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations.

PHILOSOPHY

 The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW.  When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments.  With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal.  TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how best to further client interests and goals.    The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and an Outside Service.

OVERRIDES AND CONFLICT RESOLUTION

 Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners.  The Guidelines provide procedures for documenting and, as required, approving such overrides.  It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies.  In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings.  In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined under the Guidelines to be cast either in favor or against, then TCW will follow the Guidelines and vote accordingly.  On the other hand, if a potential conflict of interest arises and there is no predetermined vote, or the Guidelines themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then the Guidelines provide procedures for determining whether a material conflict of interest exists and, if so, resolving such conflict.

Proxy Voting Information and Recordkeeping
Upon request, TCW provides proxy voting records to its clients.  These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations.  TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. To obtain proxy voting records, a client should contact TCW's Proxy Specialist.

TCW or an  Outside Service will keep records of the following items: (i) TCW's Guidelines and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW's response (whether a client's request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision.  Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record.  For the first two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting
While TCW utilizes the Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies.  For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.  In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies.  The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting.  Furthermore, the operational hurdles to voting proxies vary by country.  As a result, TCW considers whether or not to vote an international proxy based on the particular facts and circumstances.  However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies.

Atlanta Capital Management Company, LLC
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Large Cap Growth Fund

Atlanta Capital Management Company, LLC (“ACM”) has adopted and implemented written policies and procedures that ACM believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.  ACM seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principal aim of maintaining or enhancing the companies’ economic value.  ACM has adopted formal written guidelines that are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on a company or its shareholders (on which ACM will routinely vote with management), ACM will review each matter on a case-by-case basis and reserve the right to deviate from the guidelines when it believes the situation warrants such a deviation.  In special cases, ACM’s Proxy Administrator may seek insight from ACM’s analysts, portfolio managers and/or Executive Committee on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.  ACM contracts its proxy voting administration to Institutional Shareholder Services (“ISS”) and Automatic Data Processing’s ProxyEdge (“ADP”).  ISS and ADP are the industry leaders in proxy administration.  ISS also provides analyses of the issues being voted at each company meeting, which assist ACM in determining how to vote the proxies. By utilizing the proxy administration services of ISS and ADP, ACM increases its efficiency in handling proxies and meets all of the requirements for retention and reporting.

I.	Summary of Proxy Voting Guidelines

A.	Election of Board of Directors

ACM believes that a board of directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, ACM believes that important board committees (e.g., audit, nominating and compensation committees) should be entirely independent.

B.	Approval of Independent Auditors

ACM believes that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee.  ACM will also consider the reputation of the auditor and any problems that may have arisen in the auditor’s performance of services.

C.	Executive Compensation

ACM believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, ACM is opposed to plans that substantially dilute shareholders’ ownership interests in the company or have objectionable structural features.

D.	Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, ACM opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions.

E.	Environmental/Social Policy Issues

ACM believes that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the company’s board of directors. ACM recognizes that certain social and environmental issues raised in shareholder proposals are the subjects of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies.  ACM generally supports management on these types of proposals, though exceptions may be made in certain instances where ACM believes a proposal has substantial economic implications.   ACM expects that the companies in which clients’ assets are invested will act as responsible corporate citizens.

II.	Conflict Resolution

As fiduciary to its clients, ACM puts the interests of its clients ahead of its own.  If the ACM Compliance Officer and Executive Committee determine that a conflict of interest exists between ACM and its client, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to any company for which a potential conflict of interest exists ( the “Conflicted Companies”).  If the ACM Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in the Proxy Voting Policies (the “Policies”), she will (i) inform the ACM Compliance Officer and Executive Committee (or their designees) of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

If the ACM Proxy Administrator intends to vote in a manner inconsistent with the guidelines or, if the issues raised by the proxy are not contemplated by the ACM Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the ACM Proxy Administrator will seek instruction on how the proxy should be voted from the board of directors, or any committee thereof identified by the Board, in the case of the Fund; or ACM will provide all reasonable assistance to the board to enable it to make an informed decision.  If the board of directors does not provide instructions to the ACM Proxy Administrator on how to vote the proxy, the ACM Proxy Administrator will generally abstain from voting in order to avoid the appearance of impropriety.  If, however, the failure of ACM to vote its clients’ proxies would have a material adverse economic impact on ACM’s clients’ securities holdings in the Conflicted Company, ACM may vote such proxies in order to protect its clients’ interests.   In either case, the ACM Proxy Administrator will record the existence of the conflict and the resolution of the matter.

Wellington Management Company, LLP
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Large Cap Growth Fund

The Fund for which Wellington Management Company, LLP (“Wellington Management”) serves as sub-adviser has granted to Wellington Management the authority to vote proxies on its behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Global Proxy Policies and Procedures. Wellington Management’s Corporate Governance Committee is responsible for the review and oversight of Wellington Management’s Global Proxy Policies and Procedures. The Corporate Governance Group within Wellington Management’s Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Global Proxy Voting Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. The Fund’s portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Wellington Management’s Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of the Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

Brandes Investment Partners, L.P.
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Large Cap Value Fund

Brandes Investment Partners, L.P. (“Brandes”) has adopted written policies and procedures reasonably designed to ensure that it votes portfolio securities in the best interest of the Large Cap Value Fund. Brandes generally votes proxies with a view to enhancing the value of the shares of stock held by the fund. The financial interest of the Fund is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in Brandes’ view do not primarily involve financial considerations, Brandes generally votes in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”) and considers the Ceres, MacBride, and Burma Principles when applicable, although Brandes sometimes abstains from voting on these issues. Brandes has developed Proxy Voting Guidelines, which its Corporate Governance Committee and the relevant investment research team(s) and/or investment committee(s) use in deciding how to vote proxies. The Brandes Guidelines, which have been developed with reference to the positions of ISS, set forth Brandes’ positions on recurring proxy issues and criteria for addressing non-recurring issues.

I.	Summary of Proxy Voting Guidelines

With the understanding that many of the issues below are dealt with in detail in these Proxy Voting Guidelines (the “Guidelines”), Brandes’ current policies with respect to a number of more common issues are briefly summarized as follows:

●	Brandes typically votes with the recommendations of a company’s Board of Directors on routine or non-controversial issues.
●	In general, Brandes opposes anti-takeover proposals, unless unusual circumstances dictate otherwise.
●	In general, Brandes votes to support the elimination of anti-takeover policies, unless unusual circumstances dictate otherwise.
●	Brandes votes on issues relating to social and/or political responsibility on a case-by-case basis, unless directed by a client to vote in a certain manner.
●
Proposals not covered by the Guidelines and contested situations will be evaluated on a case-by-case basis by a member of the Brandes Corporate Governance Committee or the relevant investment research team(s) or investment committee(s), typically with reference to third-party recommendations and analysis.

A.	Examples Of Proxy Voting With Management On Non-Controversial Matters

1.	Election of directors, in the absence of a contest or controversy or sustained poor performance.
2.	Ratification of selection of independent auditors, in the absence of controversy.
3.	Fixing number of directors, unless the proposal is of an anti-takeover nature.
4.	Stock splits, if not for anti-takeover purposes.
5.	Change of state of incorporation for specific corporate purposes and not for anti-takeover purposes.

II.	Arrangements with Outside Firms

Brandes uses three outside firms, ISS, Investor Responsibility Research Center, and ADP Financial Services, Inc. to assist Brandes in voting proxies. These firms keep Brandes informed of shareholder meeting dates, forward proxy materials to Brandes, translate proxy materials printed in a foreign language, provide Brandes with research on proxy proposals and voting recommendations, and vote proxies in accordance with Brandes Investment Partner’s instructions. Although Brandes may consider ISS’ and others’ recommendations on proxy issues, Brandes is ultimately responsible for proxy voting decisions.

III.	Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of the Fund and the interests of Brandes and its employees. For example, Brandes may have a conflict when a company that is soliciting a proxy is an advisory client of Brandes, or when Brandes personnel have a business or personal relationship with participants in proxy contests, corporate directors or director candidates. Brandes’ Corporate Governance Committee is responsible for identifying proxy voting proposals that present a conflict of interest. If the Committee identifies such a proposal, the Committee will decide whether it presents a material conflict of interest.

Proxy proposals that are “routine,” such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest, unless the Brandes Corporate Governance Committee has actual knowledge that a routine proposal should be treated as material. Non-routine proxy proposals are presumed to involve a material conflict of interest, unless the Corporate Governance Committee determines that neither Brandes nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, and retirement plans).

If the Brandes Corporate Governance Committee determines that Brandes has a material conflict of interest, Brandes may vote a proxy regarding that proposal using any of the following methods:

●	Brandes may obtain instructions from the fund on how to vote the proxy.
●
If Brandes is able to disclose the conflict to the Fund, it may do so and obtain the Fund’s consent as to how it will vote on the proposal (or otherwise obtain instructions from the fund on how the proxy should be voted).

●	Brandes may vote according to its Guidelines.
●	Brandes may follow the recommendations of an independent third party, such as ISS, for all proxies.
●	Brandes may follow the recommendations of an independent third party only for the proposals that involve a material conflict of interest.

IV.	When Brandes Does Not Vote Proxies

Brandes generally does not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to the fund, and thus it would not be prudent to vote the proxy. For example, Brandes generally will not vote securities loaned to another party when the costs to the client and/or administrative inconvenience of retrieving these securities outweighs the benefit of voting. Also, voting proxies for shares of foreign stocks may involve significantly greater effort and corresponding costs, such as translation of proxy materials. Some countries have laws that prevent Brandes from selling shares for a period of time before or after a shareholder meeting. Brandes may decide not to vote shares of foreign stocks subject to these restrictions when it believes the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares.

Davis Selected Advisers, L.P.
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Large Cap Value Fund

Davis Selected Advisers, L.P. (“Davis Advisors”) votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts known to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has adopted written Proxy Voting Policies and Procedures and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

Clients may obtain a copy of Davis Advisors’ Proxy Voting Policies and Procedures, and/or a copy of how their own proxies were voted, by writing to:

Davis Selected Advisers, L.P.
Attn: Chief Compliance Officer
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Guiding Principles

Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are:  (i) the company’s or management’s long-term track record of creating value for shareholders.  In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long-term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:

(a) Shareholder Oriented Management. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such management will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth.  Davis Advisors’ research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business.  Because we try generally to invest with “owner oriented” managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management’s ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance.  Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

(d) Support compensation policies that reward management teams appropriately for performance. We believe that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In our view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where we feel that the compensation practices at companies we own are not acceptable, we will exercise our discretion to vote against compensation committee members and specific compensation proposals.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Davis Advisors Proxy Voting Procedures and Policies provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

Conflicts of Interest

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. Davis Advisors’ Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

(1)	Votes consistent with the “General Proxy Voting Policies,” are presumed to be consistent with the best interests of clients;
(2)	Davis Advisors may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy;
(3)	Davis Advisors may obtain guidance from an independent third party;
(4)	The potential conflict may be immaterial; or
(5)	Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

NFJ Investment group, L.P.
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Large Cap Growth Fund

Allianz Global Investors of America L.P. and its subsidiaries (which include NFJ Investment Group, L.P. (“NFJ”) and are collectively known as “AGI Advisers”), have adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that each AGI Adviser is voting in the best interest of its clients.  The Proxy Guidelines reflect NFJ’s general voting positions on specific corporate governance issues and corporate actions.  Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines.  Upon receipt of a client’s written request, NFJ may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines.  Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

I.           Summary of Proxy Guidelines

NFJ votes proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself.  When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best interests of its clients.  NFJ will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

NFJ’s Proxy Guidelines set forth the general standards for proxy voting whereby it has authority to vote its clients’ proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.

The general policy contains the following standards:
•  Exercising responsibility for voting decisions
•  Obligation to vote must be clearly established based on written guidelines
•  Resolving conflicts of interest
•  Making appropriate disclosures to clients
•  Creating and maintaining appropriate records
•  Providing clients access to voting records
•  Outsourcing the proxy voting administrative process

With the understanding that many of the issues below are dealt with in detail in its Proxy Guidelines, NFJ’s current policies with respect to a number of more common issues are briefly summarized below:

●	NFJ typically votes with the recommendations of a company’s Board of Directors on routine or non-controversial issues.
●	Proposals not covered by the Proxy Guidelines and contested situations will be evaluated on a case-by-case basis by the Proxy Committee.

A. Examples of Proxy Voting With Management on Non-Controversial Matters

1. Vote for proposals involving routine matters such as election of Directors, in the absence of controversy.
2. Generally vote for proposals to ratify auditors, in the absence of controversy.
3. Vote to fix the number of directors.
4.  NFJ will generally vote for management proposals to increase the authorization of common stock if a clear and legitimate business purpose is stated and the increase in authorization does not exceed 100 percent of shares currently authorized.  NFJ will generally vote against management proposals to increase the authorized common stock if it will carry preemptive rights or supervoting rights.  NFJ will generally vote for management proposals to increase common share authorization for a stock split as long as authorized shares following the split do not exceed 100 percent of existing authorized shares.

II.           Arrangements with Outside Firms

To assist in the proxy voting process, an AGI Adviser may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions, as well as assist in the administrative process.  The services provided to an AGI Adviser should offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

III.           Conflicts

NFJ may have conflicts that can affect how it votes its clients’ proxies.  Regardless, votes shall only be cast in the best interests of the client affected by the shareholder right.  For this reason, NFJ shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.  With regard to NFJ’s parent and affiliate companies, in order to prevent potential conflicts between AGI affiliates and AGI group companies, all AGI Advisers maintain separate and distinct investment decision-making processes, including proposed or actual actions with respect to corporate governance matters affecting portfolio holdings.  All AGI Advisers have implemented procedures to prevent the sharing of business and investment decision objectives, including Proxy Voting decisions.  In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the chief investment officer of each AGI Adviser shall designate an employee or a proxy committee to be responsible for addressing how the AGI Adviser resolves such material conflicts of interest with its clients.

Nicholas-Applegate Capital Management
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Small/Mid Cap Growth Fund

Nicholas-Applegate Capital Management (“NACM”) takes seriously the responsibility of voting proxies on behalf of our clients.  Our policies and procedures are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.

The NACM Proxy Committee, including executive, investment, sales, marketing, compliance and operations personnel, is responsible for establishing our policies and procedures.  The Committee reviews these policies and procedures on a regular basis and makes such changes as it believes are necessary.  Our guidelines and voting actions are to a large extent aligned with the voting recommendations of Glass Lewis, a third-party proxy voting service to which we subscribe.

NACM votes all proxies received according to our written guidelines, Glass Lewis recommendations and/or investment team input.  NACM’s guidelines address such general areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.

The guidelines contained herein reflect NACM’s normal voting position on certain issues, and may not apply in every situation.  The guidelines are intended to generally cover both U.S. and international proxy voting, although due to country differences and requirements, international proxy voting may differ depending on individual facts and circumstances.   Even when NACM’s guidelines specify how NACM normally vote on particular issues, NACM may change the vote if it is reasonably determined to be in a client’s best interest.   In certain cases, NACM will vote a specific account outside of the policy upon client request.

To ensure that voting responsibilities are met, the Committee has established operational procedures to have client proxies reconciled against client holdings to ensure ballots are received and voted.  The procedures are also intended to ensure that proxies are voted consistent with voting guidelines, that the proxy analysis is used for each issue, and all votes are recorded.  Any variance from stated policy is carefully noted, including the reason for the variance.  In some circumstances NACM is not notified of a ballot to vote, therefore resulting in a non-voted ballot.

The proxy voting and record keeping are provided through a third party vendor, Glass Lewis.  NACM maintains proxy voting records for all applicable accounts and make these records available to clients at their request.

I.	Summary of Proxy Voting Guidelines

A.	Election of Board of Directors

NACM looks for talented boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. NACM believes that boards working to protect and enhance the best interests of shareholders typically possess the following three characteristics: (1) independence; (2) a record of positive performance; and (3) members with a breadth and depth of experience.

B.	Approval of Independent Auditors

NACM believes that auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interest and the interest of the public they serve.  Almost without exception, shareholders should be given the opportunity to review the performance of the auditor annually and ratify the board’s selection of an auditor for the coming year.  NACM generally supports management’s recommendation regarding the selection of an auditor except in cases where we believe the independence of a returning auditor or the integrity of the audit has been compromised.

C.	Executive Compensation

NACM believes that executive compensation should be linked directly with the performance of the business the executive is charged with managing.  NACM relies on a third party vendor to provide analysis on the proposed compensation plan and recommend in the best interest of our clients.

D.	Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, NACM believes anti-takeover plans generally are not in the best interests of shareholders.  Typically NACM votes against these plans to protect its client’s financial interests and ensure NACM has the opportunity to consider any offer.

E.	Environmental/Social Policy Issues

NACM typically prefers to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when NACM sees a clear and direct link between the proposal and some economic or financial issue for the company.  NACM will generally vote in favor of proposals that are likely to increase shareholder value and/or promote and protect shareholder rights.

II.	Conflict Resolution

When facing conflicts between NACM’s interests and the interests of its clients, NACM will always act in the best interests of its clients.   In proxy voting matters, conflicts of interest can arise in many ways.  For example, a proxy issue could arise for one of its public clients that NACM also owns in one or more client accounts.  Or, a potential client battling a contentious shareholder proposal may ask for NACM’s vote in exchange for granting NACM an investment mandate.  In these cases and other potential conflict scenarios, NACM must exercise caution to ensure its clients’ interests are not compromised.

NACM believes a reasonable process to screen for potential conflicts that could influence  proxy voting is as follows:

(i)	identify any situation where NACM does not intend to vote in accordance with normal policy on any issue;
(ii)	determine who is directing (portfolio manager, client, etc.) NACM to vote contrary to our normal policy;
(iii)	review and analyze for potential conflict issues (e.g., may require portfolio manager to disclose any relationship with the issuer via a written questionnaire);
(iv)	have NACM’s Proxy Committee review any request to vote contrary to policy, and potential conflicts, if any, prior to voting, and make final decision;
(v)	pursuant to the request of the Board of Trustees of the AssetMark Funds, NACM will report to the Board any conflict of interest matter and how the Committee resolved it.

The Proxy Committee will be responsible for implementing and following the above process, and has the flexibility to use its reasonable judgment in determining which steps are necessary under each set of circumstances.

Copper Rock Capital Partners, LLC
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Small/Mid Cap Growth fund

Copper Rock Capital Partners, LLC (“Copper Rock”) acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies.  Copper Rock has adopted and implemented policies and procedures reasonably designed to ensure that it votes proxies in the best interest of our clients.  Copper Rock recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries and (ii) will vote stock proxies in the best interest of the client (together, our “clients”) when directed (non-ERISA).  Copper Rock has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and adhering to leading corporate governance practices.  Copper Rock’s general policy regarding the voting of proxies is as follows:

I.           Proxy Voting Policies

●	Routine and/or non-controversial, general corporate governance issues are normally voted with management; these would include such items as: Election of Directors and Approval of Independent Auditors.

●
Occasionally, Copper Rock may vote against management’s proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders’ present or future value. From time to time Copper Rock will receive and act upon the client’s specific instructions regarding proxy proposals.  Copper Rock reserves the right to vote against any proposals motivated by political, ethical or social concerns.  Copper Rock will examine each issue solely from an economic perspective.

●
Copper Rock requires that the portfolio manager and/or analyst review each issue. Copper Rock believes that smaller capitalization securities warrant increased attention paid to the proxy process. Therefore, Copper Rock reviews each non-routine or controversial issue on a case-by-case basis. The justification for each vote will be documented via the comment section of the Proxy Edge system or by a separate analysis.

●
Occasions may arise during the voting process in which the best interest of the clients conflicts with Copper Rock’s interests.  Conflicts of interest generally include (i) business relationships where Copper Rock has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies or (ii) personal or family relationships whereby an employee of Copper Rock has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company.  A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If Copper Rock determines that a material conflict of interest exists, Copper Rock will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).

II.           Proxy Voting Procedures:

a) Process

For most stocks, Copper Rock uses Proxy Edge, an electronic proxy voting system.  Through Proxy Edge we receive electronic ballots for a majority of the accounts we vote.  With this system Copper Rock is able to keep records of which accounts are voted, how accounts are voted, and how many shares are voted. For proxies not received through Proxy Edge, the same procedures and processes are followed.  Records are kept electronically and ballots are voted manually and sent by means of the U.S. postal service.

Upon timely receipt of proxy materials from the client’s Custodian or through Proxy Edge:

●	Copper Rock will receive the initial proxy information and will monitor the voting process throughout.

●	A member of Copper Rock will review all proposals, vote routine issues and will consult with Copper Rock’s Investment managers on non-routine or controversial issues.

●	The decision and rational concerning non-routine or controversial issues will be documented in the comment section of the Proxy Edge system or by separate analysis.

●
The Copper Rock Chief Compliance Officer is responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the vote, which will be made available to clients upon request.

●	All proxies will be voted solely in the interest of clients.

●	Copper Rock reserves the right not to vote proxies if the cost of voting exceeds the expected benefit to the client.

●	All tender offers are reviewed and treated in a similar manner.

b) Records & Reports

●
The proxy information kept by Copper Rock will include the following:  (i) name of the issuer; (ii) the exchange ticker symbol; (iii) the CUSIP number; (iv) the shareholder meeting date; (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder; (vii) how Copper Rock voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

 Advisory Research, Inc.
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Small/Mid Cap Value Fund

ARI is a fiduciary that owes each client a duty of care with regard to all services undertaken on the client’s behalf.  Proxy voting is one such service for the following clients: 1) those covered under the Employee Retirement Income Securities Act (“ERISA”) and 2) those non-ERISA clients over which ARI exercises such voting authority.  To fulfill these duties, ARI must cast votes in a manner consistent with the best interests of its clients.  In accordance with Rule 206(4)6 under the Adviser’s Act, ARI has adopted policies and procedures to address its proxy voting responsibilities.

I.  Summary of Proxy Voting Policies.  ARI has engaged RiskMetrics Group / Institutional Shareholder Services (“ISS”) to provide proxy voting services for clients over which ARI exercises proxy voting authority.  ARI has adopted standard proxy voting guidelines, which are applied by ISS to all ARI proxy votes, absent instruction from ARI to the contrary.  ARI generally votes in accordance with its proxy voting guidelines; however, in rare circumstances ARI may opt to override the guidelines if it is decided to be the best interest of its clients.  It should be noted that the below Summary of Proxy Voting Guidelines is general in nature and provided for informational purposes.  Complete proxy voting policies and procedures, including complete guidelines are available upon request.

II.  Summary of Proxy Voting Guidelines.

Board of Directors
➢
Case by Case Basis on director nominees based on (but not limited to) the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, disclosures under Section 404 of Sarbanes-Oxley Act, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as a CEO, number of outside boards at which a director services and whether a retired CEO sits on the board but Against nominees that do not meet required standards pertaining to attendance and the number of outside board positions; and Against directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

➢
Against indemnification proposals that would expand coverage beyond just legal expenses acts, such as negligence and proposals to eliminate directors’ and officers’ liability for monetary damages for violating the duty of care.

➢	Against proposals to impose a mandatory retirement age or limit the tenure of outside directors through term limits.
➢	For proposals seeking to fix the board size or designate a range for the board size.
➢	Against proposals to classify the board and For proposals to repeal classified boards and to elect all directors annually.

Mergers and Corporate Restructurings
➢
Case by Case Basis on proposals on mergers and acquisitions generally by applying a strategy based on assessment of: the reasonableness of the value to be received by target shareholders; how the market has responded to the proposed deal; if the deal makes sense strategically; the fairness of the negotiation process; if insiders are disproportionately benefitting from the transaction, and the prospects of the combined company, including the prospective combined governance profile.

➢
Case by Case Basis on proposals to increase common shares using a model developed by ISS.  Vote For proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Anti-takeover Defenses/Capital Structure
➢	For proposals that remove restrictions on the rights of shareholders and allow shareholders to act by written consent and call special meetings.
➢	Against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
➢	Against proposals giving the board exclusive authority to amend the bylaws and For proposals giving the board the ability to amend the bylaws in addition to shareholders.

Executive and Director Compensation
➢
Case by Case Basis on equity compensation plans generally focusing on the transfer of shareholder wealth, as the dollar cost of pay plans to shareholders as opposed to simply focusing on voting power dilution but Against the equity plan if any of the following factors apply: total cost of the company’s equity plans is unreasonable; the plan expressly permits the repricing of stock options without prior shareholder approval; there is a disconnect between CEO pay and the company’s performance; the company’s three year burn rate exceeds the accepted threshold; or the plan is a vehicle for poor pay practices.

➢	Case by Case on compensation plans for non-employee directors based on the cost of the plans against the company’s allowable cap.
➢
Generally For shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table. (Say-on-Pay)

Social and Environmental Issues
➢	Generally For proposals seeking reports and studies on environmental issues, labor standards and human rights.

III.  Conflicts of Interest.  ARI believes that the use of standard proxy voting guidelines and the use of an independent third party, such as ISS, mitigate potential conflicts of interest between ARI and its clients.  In addition, any recommendations by ARI employees to vote against the guidelines should be brought to the attention of the ARI’s Chief Compliance Officer.  Any resulting override shall be documented and then submitted to ISS by compliance personnel.  Finally, ARI has adopted a Code of Ethics, advocating strictly ethical behavior and mandating that all ARI business activities be conducted in the best interest of its clients.

integrity asset management
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Small/Mid Cap Value Fund

These policies and procedures apply to the voting of proxies by Integrity Asset Management (“Integrity”) for accounts in which has proxy voting discretion.

Summary of Proxy Voting Guidelines

The fundamental guideline followed by Integrity in voting proxies is to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. Absent special circumstances of the types described below, it is the policy of Integrity to exercise its proxy voting discretion in accordance with the guidelines set forth in its Proxy Voting Guidelines (available upon request). These guidelines are applicable to the voting of domestic and global proxies.

I. Integrity

As an integral part of the investment process and where authorized by its clients, Integrity has responsibility for voting proxies, along with interpretation and application of its Proxy Voting Guidelines. The firm has delegated this activity to a third party, which is described in Section II. The Integrity Compliance Department will maintain electronic copies of proxy voting information provided by any independent third parties.

II. Institutional Shareholder Services

Integrity has delegated to an independent third party, currently, Institutional Shareholder Services (“ISS”), the responsibility to review proxy proposals and to make voting recommendations on behalf of , in a manner consistent with its Proxy Voting Guidelines.

III. Application of Proxy Voting Guidelines

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies, investment managers (with the approval of the investment team leader) may vote proxies contrary to the recommendation of ISS if it is determined that such action is in the best interests of the clients/beneficiaries. The Integrity Compliance Department will serve as a facilitator for such requests. When exercising such discretion, the investment manager may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. Similarly, poor past performance, uncertainties about management and future direction, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote.

Investment personnel for the respective investment team will document the rationale for any proxy voted contrary to the recommendation of ISS. Such information will be kept by the investment team and will be available to the Integrity Compliance Department as part of the recordkeeping process.

IV. Conflicts of Interest

Integrity may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes.

If, at any time, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to Integrity’s Compliance Officer and/or counsel. Conflicts of interest will be handled in various ways depending on the type and materiality. This includes:

●	Where the Proxy Voting Guidelines outline Integrity’s voting position as either “for” or “against” such proxy proposal, voting will be in accordance with Integrity’s Proxy Voting Guidelines.

●
Where the Proxy Voting Guidelines outline Integrity’s voting position to be on a “case-by-case basis” for such proposal, or such proposal is not listed in the Proxy Voting Guidelines, then one of the two following methods will be selected by Integrity depending on the facts and circumstances of each situation and the requirement of applicable law.

●	Voting the proxy in accordance with the voting recommendation of an independent third party.

●	Voting the proxy pursuant to client direction.

V. Proxy Voting Records; Client Disclosures

Integrity will maintain the following records relating to proxy votes cast under these policies and procedures:

●	A copy of these policies and procedures.

●	A copy of each proxy statement the firm receives regarding clients’ securities.

●	A record of each vote cast by the firm on behalf of a client.

●	A copy of any document created by Integrity that was material to making a decision of how to vote proxies on behalf of a client or that memorialized the basis for that decision.

●
A copy of each written client request for information on how Integrity voted proxies on behalf of the client, and a copy of any written response by the firm to any client request for information on how the firm voted proxies.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The firm may rely on one or more third parties to make and retain the records.

Integrity will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request except as may be required by law.

VI. ERISA Accounts

Plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Integrity, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The U.S. Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with U.S. Department of Labor positions, it is the policy of Integrity to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

VII. Closed-End and Open-End Mutual Funds

Proxies of closed-end and open-end registered management investment companies will be voted subject to any applicable proxy voting guidelines of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

VIII. Other Special Situations

Integrity may choose not to vote proxies in certain situations or for certain accounts, such as where: 1) a client has informed Integrity that it wishes to retain the right to vote the proxy, in which case, Integrity will instruct the custodian to send the proxy material directly to the client; 2) Integrity deems the cost of voting would exceed any anticipated benefit to the client; 3) a proxy is received for a client account that has been terminated with Integrity; 4) a proxy is received for a security Integrity no longer manages (i.e., Integrity had previously sold the entire position) and/or 5) the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

Clay Finlay, llc
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark International Equity Fund

Clay Finlay, LLC (“Clay Finlay”) recognizes its fiduciary responsibility to vote proxies in the best interests of its clients.  In order to fulfill this responsibility, Clay Finlay has adopted these policies and procedures.  Clay Finlay has contracted with ISS for services regarding proxy voting.  ISS performs research on global companies and uses this research to make voting recommendations.  ISS has developed guidelines for its recommendations, including the following:

I.	Summary of Proxy Voting Guidelines

A.	Director Elections

1.	Vote FOR management nominees in the election of directors, unless:

●	There are clear concerns about the past performance of the company or the board; or
●	The board fails to meet minimum corporate governance standards.

2.	Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
3.	Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
4.	Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

II.	Board Structure

A.	Vote FOR proposals to fix board size.

B.	Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

C.	Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

III.	Increases in Authorized Capital

A.
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

B.	Vote FOR specific proposals to increase authorized capital to any amount, unless:

1.	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
2.	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

C.	Vote AGAINST proposals to adopt unlimited capital authorizations.

IV.	Reduction of Capital

A.	Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

V.	Capital Structures

A.	Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

B.	Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

VI.	Preferred Stock

A.
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

B.	Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.

C.	Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

D.	Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

VII.	Convertible Debt Issuance Requests

A.	Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.

B.	Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

VIII.	Share Repurchase Plans

A.	Vote FOR share repurchase plan, unless:

1.	Clear evidence of past abuse of the authority is available; or
2.	The plan contains no safeguards against selective buybacks.

IX.	Mergers and Acquisitions

A.	Vote FOR mergers and acquisitions, unless:

1.	The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
2.	The company’s structure following the acquisition or merger does not reflect good corporate governance.

B.	Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

C.	ABSTAIN if there is insufficient information available to make an informed voting decision.

X.	Compensation Plans

A.	Vote compensation plans on a CASE-BY-CASE basis.

XI.	Anti-takeover Mechanisms

A.	Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

XII.	Clay Finlay’s Use of ISS Recommendations

On a daily basis, Clay Finlay provides ISS with a list of fund holdings in electronic form.  Using this information, ISS provides, via its web site, details of each shareholder’s voting resolution, together with the recommendations of company management and ISS.  The resolutions and recommendations are reviewed by the portfolio manager who may, on occasion, wish to vote differently than ISS’ recommendation.

XIII.	Avoidance of Conflicts of Interest

Occasions may arise during the voting process in which the best interests of the fund conflicts with Clay Finlay’s interests.  Conflicts of interest generally include situations where Clay Finlay has a business relationship, or is actively seeking business from a company soliciting proxies, and situations where there are personal or family relationships with such company.

In cases where the portfolio manager wishes to vote differently than ISS’ recommendation, it is required that a form be completed providing an explanation of the reason for opposing ISS.  This form must be signed and submitted to the Clay Finlay’s Compliance Officer for review.  Clay Finlay’s Compliance Officer, if satisfied that no conflict of interest exists, will approve the opposing vote, otherwise the ISS recommendation will be used.  Clay Finlay’s Compliance Officer will report to Clay Finlay’s CEO or the Board of Directors any attempts by outside parties or others to unduly influence voting.

Oppenheimer Capital LLC
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark International Equity Fund

General Policy

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires an investment adviser that exercises voting authority over client proxies to adopt and implement policies and procedures that are reasonably designed to ensure that the investment adviser votes client and fund securities in the best interests of clients and fund investors and addresses how conflicts of interest are handled.  Oppenheimer Capital LLC (the “Oppenheimer”) typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself.  When voting proxies, Oppenheimer’s primary objective is to make voting decisions solely in the best interests of its clients by voting proxies in a manner intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

This policy sets forth the general standards for proxy voting whereby the Oppenheimer has authority to vote its clients’ proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.  Under the rule, an investment adviser can have implicit or explicit proxy voting authority, and an adviser must vote proxies even if the advisory contract is silent on this question where its authority is implied by the overall delegation of discretionary authority.  In some situations, the client may prefer to retain proxy voting authority or direct proxy voting authority to a third party.  Oppenheimer is only relieved of the duty to vote proxies in such cases when the client investment advisory agreement or another operative document clearly reserves or assigns proxy voting authority to the client or to a third party.

I.           Proxy Voting Guidelines

A.  Proxy Guidelines.  Oppenheimer has adopted written Proxy Voting Guidelines (the “Proxy Guidelines”) that are reasonably designed to ensure that it is voting in the best interest of its clients and fund investors.  Oppenheimer’s Proxy Guidelines reflect Oppenheimer’s general voting positions on specific corporate governance issues and corporate actions.  The Proxy Guidelines address routine as well as significant matters commonly encountered.  However, because the Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue (including, without limitation, foreign laws and practices that may apply to a proxy), some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines.  In such cases, the proxy voting procedures established by the Oppenheimer Proxy Committee for such situations (and described below) will be followed.

B.  Client Instructions to Vote in a Particular Manner.  Upon receipt of a client’s written request, Oppenheimer may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines.  Oppenheimer shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

C.  Cost-Benefit Analysis Involving Voting Proxies.  Oppenheimer may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy.  Given the outcome of the cost-benefit analysis, Oppenheimer may refrain from voting a proxy on behalf of its clients’ accounts.

In addition, Oppenheimer may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to foreign issues (such as those described below), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate.  For example, Oppenheimer may refrain from voting a proxy of a foreign issue due to logistical considerations that may have a detrimental effect on Oppenheimer’s ability to vote the proxy.  These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions.  Such proxies are voted on a best-efforts basis.

D.  Share Blocking.   Oppenheimer will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

E.  Securities on Loan.   Registered investment companies (“client”) that are advised or sub-advised by Oppenheimer may participate in securities lending programs.  Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote.  Oppenheimer believes that each client has the right to determine whether participating in a securities lending program enhances returns and to contract with the securities lending agent of its choice.  Oppenheimer will request that clients notify it in writing if the client has decided to participate in a securities lending program.  If a client has decided to participate in a securities lending program, Oppenheimer will defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace.  If the client who participates in a securities lending program requests, Oppenheimer will use reasonable efforts to request that the client or the client’s designee recall the loaned securities for voting if Oppenheimer has knowledge that the proxy involves a Material Event (as defined below) effecting the loaned securities.1

A Material Event, for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action.  The Oppenheimer Proxy Committee will review the standard for determination of a Material Event from time to time and will adjust the standard as it deems necessary.  Oppenheimer may utilize third-party service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material Event.

The ability to timely recall shares for proxy voting purposes is not within the control of Oppenheimer and requires the cooperation of the client and its other service providers.  Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations.  Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

F.  Case-by-Case Proxy Determinations.   With respect to a proxy ballot that requires a case-by-case voting determination where Oppenheimer has not instructed the Proxy Provider (as defined below) how to vote the proxy prior to the proxy voting deadline, Oppenheimer has directed the Proxy Provider to vote in accordance with the Proxy Provider’s Policy.

II.           Outsourcing the Proxy Voting Process

Oppenheimer has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process.  The services provided to Oppenheimer offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

III.           Proxy Committee

Oppenheimer has also established a Proxy Committee that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in accordance with these Proxy Voting Policy and Procedures.  The Oppenheimer Proxy Committee meets at a minimum on a semi-annual basis and when necessary to address potential conflicts of interest.  Oppenheimer may have conflicts of interest that could potentially affect how it votes its clients’ proxies.  For example, Oppenheimer may manage a pension plan whose management is sponsoring a proxy proposal relating to a security held in another client’s account.  In order to ensure that all material conflicts of interest are addressed appropriately while carrying out Oppenheimer’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between Oppenheimer and its clients and to resolve such issues.

1 Effective May 22, 2008, the Oppenheimer Proxy Committee approved Section E to its Proxy Policy and Procedures specific only to registered investment companies.  The Proxy Committee agreed that the application of this section as it relates to institutional and other client types requires further review, analysis and discussions with clients to identify what procedures and methodology would be appropriate for other client bases.  In that regard, Oppenheimer has begun to assess the process and will provide status updates to its Proxy Committee of its review.

The Oppenheimer Proxy Committee will also perform the following duties:

1.
Establish Oppenheimer’s proxy voting guidelines, with such advice, participation and research as the Proxy Committee deems appropriate from the investment professionals, proxy voting services or other knowledgeable interested parties;

2.	Approve and monitor the outsourcing of voting obligations to the Proxy Provider;

3.
Develop a process for resolution of voting issues that require a case-by-case analysis (either because the Proxy Guidelines require a case-by-case analysis or the Proxy Guidelines do not specify a vote for a particular proxy issue) or involve a potential conflict of interest (in consultation with the relevant portfolio manager and/or analyst when appropriate), monitor such process and ensure that the resolutions of such issues are properly documented;

4.
Monitor proxy voting (or the failure to vote) based on Oppenheimer’s instructions or recommendations to (i) abstain from a vote, (ii) vote contrary to its Proxy Guidelines or (iii) take voting action based on Oppenheimer’s interpretation of a Proxy Guideline, and ensure that the reasons for such actions are properly documented;

5.	Oversee the maintenance of records regarding proxy voting decisions in accordance with the standards set forth by this policy and applicable law; and

6.	Review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services and update or revise as necessary.

IV.           Proxy Voting – Conflicts of Interest

The Proxy Committee has determined that if a particular proxy vote is specified by the Proxy Guidelines and Oppenheimer, in fact, votes in accordance with the Proxy Guidelines, a potential conflict of interest does not arise.  In all other cases, proxy proposals will be reviewed for potential conflicts of interest and will be monitored to ensure the sufficiency of documentation supporting the reasons for such proxy vote.  If a potential conflict of interest is identified, the Proxy Committee will review the voting decision to ensure that the voting decision has not been affected by the potential conflict.

V.           Investment Management Personnel Responsibilities

Oppenheimer has assigned responsibility to its Chief Investment Officers for the review of the Proxy Guidelines on an annual basis to ensure that the guidelines are consistent with Oppenheimer’s position on various corporate governance issues and corporate actions and to make any amendments as necessary.  All amendments to the Proxy Guidelines will be communicated promptly to the Proxy Provider by Oppenheimer.

In addition, the following types of “case-by-case” proxy proposals are required to be reviewed by a Chief Investment Officer or the appropriate portfolio manager and/or analyst of Oppenheimer (subject to the conflicts of interests procedures established by the Proxy Committee):

1.	Proxy proposals which are specified as case-by-case according to the Proxy Guidelines;
2.	Proxy proposals which are not currently covered by the Proxy Guidelines and are referred back to Oppenheimer as case-by-case;
3.	Bundled proxy proposals which require a single vote and are referred back to Oppenheimer as case-by-case; and
4.	Proxy proposals where the Proxy Provider does not have sufficient information to evaluate the proposal and are referred back to Oppenheimer as case-by-case.

VI.           Disclosure of Proxy Voting Policies and Procedures

Oppenheimer shall provide clients with a copy of the Proxy Voting Policy and Procedures upon request.  In addition, a summary of this policy is disclosed in Part II of  Oppenheimer’s Form ADV which is provided to clients at or prior to entering into an investment advisory agreement with a client and is also offered to existing clients on an annual basis.

VII.           Providing Clients Access to Voting Records

Generally, clients of Oppenheimer have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective accounts.  Proxy voting reports for clients who request such voting records are typically prepared by the Proxy Provider on a quarterly basis and sent to the client by Oppenheimer’s applicable client service representative.  Shareholders and unit-holders of commingled funds advised or sub-advised by the Oppenheimer shall have access to voting records pursuant to the governing documents of the commingled fund.

Proxy voting actions are confidential and may not be disclosed to third parties except as may be required by law, requested by regulators or explicitly authorized by the applicable client.

VIII.           Maintenance of Proxy Voting Records

Rule 204-2 under the Investment Advisers Act of 1940 requires investment advisers that vote client proxies to maintain specified records with respect to those clients.  Oppenheimer must maintain the following records relating to proxy voting:

1.	Copies of the Oppenheimer’s Proxy Voting Policies, Procedures and Guidelines;

2.	Copies or records of each proxy statement received with respect to clients’ securities for whom Oppenheimer exercises voting authority;

3.	A record of each vote cast on behalf of a client as well as certain records pertaining to Oppenheimer’s decision on the vote;

4.	A copy of any document created by Oppenheimer that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

5.
A copy of each written client request for information on how Oppenheimer y voted proxies on behalf of the client, and a copy of any written response by Oppenheimer to any client request for information (either written or oral) on how Oppenheimer voted proxies on behalf of the requesting client.

Records are to be kept for a period of at least six years following the date that the vote was cast.  Oppenheimer may maintain the records electronically.  Oppenheimer may also rely on the Proxy Provider to maintain proxy statements and records of proxy votes on Oppenheimer’s behalf.  As such, the Proxy Provider must provide a copy of the records promptly upon request.

Adelante Capital Management LLC
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Real Estate Securities Fund

These written policies and procedures are designed to reasonably ensure that Adelante Capital Management LLC (“Adelante”) votes proxies in the best interest of clients for which it has voting authority; and describes how Adelante addresses material conflicts between its interests and those of its clients with respect to proxy voting. Adelante has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services.  These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts.  While Adelante’s Proxy Committee relies upon ISS research in establishing Adelante’s proxy voting guidelines, and many ofits guidelines are consistent with ISS positions, Adelante may deviate from ISS recommendations on general policy issues or specific proxy proposals.  The following is a summary of the general voting positions taken with respect to various common types of shareholder proposals.  In each instance, the general voting position is subject to review by the portfolio management area:

I.	Corporate Governance Issues

A.	Approve Reorganization Plan	Case-by-case
B.	Approve Restructuring Plan	Case-by-case
C.	Approve Acquisition Agreement	Case-by-case
D.	Approve Merger Agreement	Case-by-case
E.	Adopt Supermajority Provisions	Against
F.	Approve/Amend Poison Pill Plans	Case-by-case
G.	Authorize Board to Amend Charter	Against

II.	Changes to Capital Structure

A.	Increase/Reduce Common Stock Authorization	For
B.	Approve Authorized Stock Increase for Stock Split	For
C.	Approve Preferred Stock Conversion	Case-by-case

III.	Stock Option Plans & Compensation

A.	Approve/Amend Employee Stock Option Plan	Case-by-case
B.	Approve Option Exchange Plan	Against
C.	Approve Deferred Compensation Plan	Case-by-case
D.	Approve/Amend Retirement Plan	Case-by-case

IV.	Social and Corporate Responsibility Issue

A.	Bar Credit to Countries with Human Rights Violations	Against
B.	Establish Human Rights Policy	For
C.	Amend/Review Standards of Corporate Code	Case-by-case
D.	Encourage Diversity/Inclusiveness on Boards	For

Adelante utilizes ISS’ voting agent services to notify itof upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles Adelante’s holdings against incoming proxy ballots.  If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent.  Meeting and record date information is updated daily, and transmitted to Adelante through ProxyMaster.com, an ISS web-based application.  ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Adelante upon request.

ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process.  Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process.  The final authority and responsibility for proxy voting decisions remains with Adelante.  Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

The portfolio management area is responsible for deciding what is in the best interest of each particular client when determining how proxies are voted. Adelante defines the best interest of the client primarily with reference to the impact that the issue being voted upon may have on the desirability of owning the security from the client’s perspective.  Because circumstances differ between clients, some clients may vote their own proxies while others have authorized Adelante to vote on their behalf.

The portfolio management area is also responsible for monitoring corporate actions, ensuring the notifications from the custodians and/or information from Bloomberg or other electronic surveillance systems is recorded in the portfolio management/accounting system.

V.	Resolving Potential Conflicts of Interest

The Adelante Proxy Manager is responsible for identifying potential conflicts of interest that may arise in the proxy voting process. Examples of potential conflicts of interest include situations where Adelante or an affiliate, or personnel of either entity:

Manages a pension plan, administers employee benefit plans, or provides brokerage, underwriting or other services to a company whose management is soliciting proxies;

Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast; or

Has a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

In instances where a potential conflict of interest exists, the Adelante Proxy Manager will refer the matter to the Adelante Proxy Voting Committee for resolution, which will obtain client consent before voting.

Duff & Phelps Investment Management Co.
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Real Estate Securities Fund

These policies and procedures apply to the voting of proxies by Duff & Phelps Investment Management Co. (“Duff & Phelps”) for accounts in which it has proxy voting discretion.

Summary of Proxy Voting Guidelines

The fundamental guideline followed by Duff & Phelps in voting proxies is to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment.  Absent special circumstances of the types described below, it is the policy of Duff & Phelps to exercise its proxy voting discretion in accordance with the guidelines set forth in its Proxy Voting Guidelines (available upon request).  These guidelines are applicable to the voting of domestic and global proxies.

I.           Duff & Phelps

As an integral part of the investment process and where authorized by its clients, Duff & Phelps has responsibility for voting proxies, along with interpretation and application of its Proxy Voting Guidelines.  Given that certain investment teams are managing monies at different locations, the firm has delegated this activity to a third party, which is described in Section II.  There are a limited number of proxies received by the Duff & Phelps investment team in Chicago that are voted manually in compliance with the Duff & Phelps Proxy Voting Guidelines.  Records pertaining to manually voted proxies are to be kept with the investment team and provided to the Duff & Phelps Compliance Department (the Compliance Department) as requested in order to comply with applicable regulations.  The Compliance Department will also maintain electronic copies of proxy voting information provided by any independent third parties.

II.          Risk Metric Group

Duff & Phelps has delegated to an independent third party, currently Risk Metric Group (“RMG”), the responsibility to review proxy proposals and to make voting recommendations on behalf of the firm, in a manner consistent with the Duff & Phelps Proxy Voting Guidelines.

III.         Application of Proxy Voting Guidelines

It is intended that the Duff & Phelps Proxy Voting Guidelines will be applied with a measure of flexibility.  Accordingly, except as otherwise provided in these policies and procedures, investment managers (with the approval of the investment team leader) may vote proxies contrary to the recommendations of RMG if it is determined that such action is in the best interests of the clients/beneficiaries.  The Duff & Phelps Compliance Department will serve as a facilitator for such requests.  When exercising such discretion, the investment manager may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved.  As a result, a proxy may be voted in one manner in the case of one investment team and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment.  Similarly, poor past performance, uncertainties about management and future direction, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported.  In addition, the proposals should be evaluated in context.  For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed  package, such as where the effect may be to entrench management.  Special circumstances or instructions from clients may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote.

Investment personnel for the respective investment team will document the rationale for any proxy voted contrary to the recommendation of RMG.  Such information will be kept by the investment team and will be available to the Compliance Department as part of the recordkeeping process.

IV.        Conflicts of Interest

Duff & Phelps may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes.  For example, Duff & Phelps may provide investment management, brokerage, underwriting and related services to accounts owned or controlled by companies whose management is soliciting proxies.  Duff & Phelps and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

If, at any time, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Duff & Phelps Compliance Officer and/or counsel.  Conflicts of interest will be handled in various ways depending on the type and materiality.  This includes:

●	Where the Proxy Voting Guidelines outline Duff & Phelps voting position, as either for or against such proxy proposal, voting will be in accordance with Duff & Phelps Proxy Voting Guidelines.

●
Where the Proxy Voting Guidelines outline Duff & Phelps voting position to be on a case-by-case basis for such proposal, or such proposal is not listed in the Proxy Voting Guidelines, then one of the two following methods will be selected by Duff & Phelps depending on the facts and circumstances of each situation and the requirement of applicable law.

●	Voting the proxy in accordance with the voting recommendation of an independent third party.

●	Voting the proxy pursuant to client direction.

V.          Proxy Voting Records; Client Disclosures

Duff & Phelps will maintain the following records relating to proxy votes cast under these policies and procedures:

●	A copy of these policies and procedures.

●	A copy of each proxy statement the firm receives regarding clients securities.

●	A record of each vote cast by the firm on behalf of a client.

●	A copy of any document created by Duff & Phelps that was material to making a decision of how to vote proxies on behalf of a client or that memorialized the basis for that decision.

●
A copy of each written client request for information on how Duff & Phelps voted proxies on behalf of the client, and a copy of any written response by the firm to any client request for information on how the firm voted proxies.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations.  The firm may rely on one or more third parties to make and retain the records.

Duff & Phelps will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request except as may be required by law.

VI.        ERISA Accounts

Plans governed by the Employee Retirement Income Security Act of 1974, as amended (ERISA), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA.  In cases where sole proxy voting discretion rests with Duff & Phelps, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA.  These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries.  The U.S. Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting employer securities held by the plan.  Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts.  In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received.  Consistent with U.S. Department of Labor positions, it is the policy of Duff & Phelps to follow the provisions of a plan’s governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

VII.       Closed-End and Open-End Mutual Funds

Proxies of closed-end and open-end registered management investment companies will be voted subject to any applicable proxy voting guidelines of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

VIII.     Other Special Situations

Duff & Phelps may choose not to vote proxies in certain situations or for certain accounts, such as where: 1) a client has informed Duff & Phelps that it wishes to retain the right to vote the proxy, Duff & Phelps will instruct the custodian to send the proxy material directly to the client;  2) Duff & Phelps deems the cost of voting would exceed any anticipated benefit to the client; 3) a proxy is received for a client  account that has been terminated with Duff & Phelps; 4) a proxy is received for a security Duff & Phelps no longer manages (i.e., Duff & Phelps had  previously sold the entire position) and/or 5) the exercise of voting rights could  restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

Various accounts in which Duff & Phelps has proxy voting discretion participate in securities lending programs administered by the custodian or a third party.  Because title to loaned securities passes to the borrower, Duff & Phelps will be unable to vote any security that is out on loan to a borrower on a proxy record date.  If Duff & Phelps has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

Delaware Management Company
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Tax-Exempt Fixed Income Fund

If and when proxies need to be voted on behalf of the Fund, Delaware Management Company (“Delaware”) will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). Delaware has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing  Delaware’s proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund. In order to facilitate the actual process of voting proxies, Delaware has contracted with Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of the Fund and other Delaware clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, Delaware will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

Delaware has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which Delaware receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for Delaware to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Delaware during the proxy voting process. In the very limited instances where Delaware is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Delaware or affiliated persons of Delaware. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.

Nuveen Asset management
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Tax-Exempt Fixed Income Fund

Nuveen Asset Management (“NAM”) is a fiduciary that owes each client a duty of care with regard to all services undertaken on the client’s behalf.  NAM has adopted policies and procedures to address its proxy voting responsibilities.

I.  Summary of Proxy Voting Policies

           Although NAM has affiliates that provide investment advisory, broker-dealer and other financial services, it does not receive non-public information about the business arrangements of such affiliates (except with regard to limited matters such as major distribution partners of their investment products) or the directors, officers and employees of such affiliates.  Therefore, NAM is unable to consider such information in its process of determining whether there are material conflicts of interest for proxy voting purposes.

II.  Summary of Proxy Voting Guidelines

           NAM serves as investment adviser for client accounts (“Accounts”) investing in municipal bonds and other securities whose issuers generally do not solicit proxies.  In the rare event that such an issuer were to solicit a proxy, NAM would engage an independent third party or proxy voting service to vote such proxy or to determine how the proxy should be voted, whether or not the proxy presented NAM with a material conflict of interest.  A member of NAM’s legal department would oversee the administration of the voting, ensure that records were maintained in accordance with Rule 206(4)-6, and ensure that proxy voting records with respect to an Account were made available to such client as requested.

III.  Conflicts of Interest

See above in Section II.

Goldman Sachs Asset Management, L.P.
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Core Plus Fixed Income Fund

Goldman Sachs Asset Management (“GSAM”) has adopted proxy voting policies and procedures for securities held in client accounts (the “Policy”).  This Policy is designed to ensure that GSAM complies with its legal, fiduciary and contractual obligations where GSAM has the authority to vote proxies.  GSAM’s guiding principles in voting proxies are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest.  These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interest of its shareholders.

I.  Summary of Proxy Voting Guidelines

GSAM utilizes independent service providers to assist it with implementing its proxy voting decisions under the GSAM Policy.  GSAM currently uses Institutional Shareholder Services (“ISS”) as its primary proxy voting service provider. ISS provides proxy voting services to many asset managers on a global basis.  Senior GSAM management is responsible for reviewing its relationship with ISS and evaluating the quality and effectiveness of the various services provided by ISS to assist GSAM in satisfying its proxy voting responsibilities.

Specifically, ISS assists GSAM in the proxy voting and corporate governance oversight process by developing and updating the ISS Proxy Voting Guidelines, which are incorporated into the GSAM Policy, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services.  GSAM’s decision to retain ISS is based principally on the view that the services ISS provides, subject to GSAM’s oversight, will generally result in proxy voting decisions which are favorable to shareholders’ interests.  GSAM may, however, hire other service providers to supplement or replace ISS.  In addition, active-equity Portfolio Management Teams are able to cast votes that differ from recommendations made by ISS, as detailed in the GSAM Policy.

The following is a concise summary of the ISS Guidelines, which form the substantive basis of GSAM’s Policy with respect to public equity investments.

1.  Board of Directors

a.           Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

b.           Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

c.           Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.  Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support.  These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

d.           Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

2.  Proxy Contests

a.           Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates) and an evaluation of what each side is offering shareholders.

b.           Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE.  Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

3.  Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale and the negotiating process.

4.  Capital Structure

a.           Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase thenumber of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when acompany’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

5.  Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis.  The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution).  Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type.  ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans.  This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power.  Once ISS determines the estimated cost of the plan, ISS compares it to a company specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has ahistory of repricing without shareholder approval.

6.  Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business and workplace diversity.

In general, vote CASE-BY-CASE.  While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

II.  Conflicts of Interest

The GSAM Policy also contains procedures to address potential conflicts of interest.  These procedures include the adoption of and reliance on the GSAM Policy, including the ISS Proxy Voting Guidelines, and the day-to-day implementation of these Guidelines by ISS.  The Policy also establishes a process under which an active-equity Portfolio Management Team’s decision to vote against an ISS recommendation is approved by the local Chief Investment Officer for the requesting Portfolio Management Team and notification of the vote is provided to the Global Chief Investment Officer for active-equity investment strategies and other appropriate GSAM personnel.

Western Asset Management Company
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Core Plus Fixed Income Fund

Western Asset Management Company and Western Asset Management Company Limited (together “Western Asset”) have adopted and implemented policies and procedures that are believed to be reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with their fiduciary duties and SEC Rule 206(4)-6 under the Advisers Act of 1940.  Western Asset’s authority to vote the proxies of its clients is established through investment management agreements or comparable documents, and its proxy voting guidelines have been tailored to reflect these specific contractual obligations.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason, Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

Summary of Proxy Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager.  The examples outlined below are meant as guidelines to aid in the decision making process.

I.           Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors.  In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent board of directors.  More specific guidelines related to certain board-approved proposals are as follows:

1.           Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.
Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance.  Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans or proposals that permit issuance of options with an exercise price below the stock’s current market price.

d.
Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in a dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company.  As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.           Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.           Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters reliant to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified substantive business at the meeting.

II.           Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement.  These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations.  Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.           Conflicts of Interest

All proxies are reviewed by the Western Compliance Department for material conflicts of interest.  Issues to be reviewed include, but are not limited to:

1.
Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.
Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

If a material conflict of interest exists, Western Asset seeks voting instructions from an independent third party.

Russell Implementation Services, Inc.
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Enhanced Fundamental Index® Funds

Introduction

Russell Implementation Services, Inc. (“Russell”) recognizes the requirements established in the U.S. under the mutual fund proxy voting rules, the standards of best practices set up in the U.K. by the NAPF guidelines and in Australia by the ASX and IFSA corporate governance guidelines and other existing best practices and fiduciary standards, and investment management concepts relating to promoting investor value.  Russell has considered these rules, standards and concepts in establishing these Proxy Voting Principles and the Proxy Voting Guidelines designed to implement them.  Proxy issues by their nature are often complex and fact dependent and both these Proxy Voting Principles and the Proxy Voting Guidelines are intended to be applied pragmatically.

Principles

Through their corporate governance system, corporations specify the distribution of rights and responsibilities of all stakeholders.  The governance system is the framework within which corporate activities are directed and controlled, through which objectives and guidelines for activity are set and performance is monitored.  Russell believes that the best interests of shareholders are served when corporate governance systems promote transparency of policy and action, accountability for results, board independence and a maximization of the company’s long-term economic value. Accordingly, Russell generally supports proposals which increase transparency, improve accountability, ensure independence and enhance long-term share value.
●
Transparency.  Shareholders are best able to gauge the value of and exercise their ownership when both corporate policies and actions are visible to them.  Proposals which limit the ability of shareholders to see and evaluate mergers and acquisitions or evaluate tender offers are not transparent.  Nor are policies which limit the ability of shareholders to reject poison pill defenses transparent.  In general, any policy which improves the ability of shareholders to see into the activities of the firm is consistent with shareholders’ interests.

●
Accountability.  Shareholder interests are best served when management is accountable for corporate performance.  Compensation plans which provide excessive compensation without suitable links to performance or which provide substantial payment for failure are against shareholder interest.   Such payment should be tied to objective measures of company performance.  Stock or stock options should be a significant enough source of executive compensation to align management interests with shareholders, and designed to tie management to the downside risk of stock performance.

●
Independence.  (a) Boards of Directors, Audit Committees, and Executive Compensation Committees should be sufficiently independent of the management and without personal or material financial relationships with the company or its managers to provide a reasonable check on management activity.  The Board should be composed of at least a majority of these independent Directors and key committees such as audit, compensation, nominating or governance committees should be composed exclusively of independent Directors.  There should be adequate disclosure of all ties between Board members, the company and company management.  (b) The company’s auditors should be independent of the company.  (c) The company’s investment managers should be given instructions to vote shareholder proxies in the sole interest of shareholders.

●
Long-term Value.  Good governance will keep a company focused on the creation of long-term value.  Policies and structures which enhance that focus will benefit both shareholders and other stakeholders in the firm.  When a company becomes focused on short-term profits, current earnings forecasts or analyst estimates, good governance may be jeopardized and the fundamental soundness of the business may be compromised.  Russell believes that the pursuit of goals without direct economic impact can often enhance shareholder or stakeholder interests.  However, the pursuit of these types of objectives may also create conflicts between groups of stakeholders that are difficult to resolve.  Accordingly, Russell assesses the short-term and long-term impact of an issue, and considers positions that are consistent with the long-term economic best interests of shareholders.

General Statement of Policy with Respect to Conflicts

Russell’s policies are designed to enable the Russell Proxy Committee to resolve any material conflicts of interest between clients, on the one hand, and Russell or its affiliates, on the other (“Conflicts”), before voting proxies with respect to a matter in which such a Conflict may be presented. The Policies are intended to ensure that proxies are voted in accordance with the best interests of clients at all times, notwithstanding the existence of any Conflicts, by:  (i) authorizing votes to be cast in accordance with the Guidelines, (ii) delegating to the Russell Proxy Administrator responsibility for performing research and making recommendations in accordance with the Guidelines, (iii) requiring the implementation of a process through which ballots generally are voted in accordance with the recommendations of the Russell Proxy Administrator, and (iv) requiring specific additional procedures to be followed in those situations where the Committee takes action in connection with an Exception.  An Exception is any matter (i) referred to the Committee for a vote because the Guidelines specify that the matter be voted on a case-by-case basis and (ii) which is not voted pursuant to the recommendation of the Russell Proxy Administrator.

Valuation of Shares

Shares of each Fund are sold on a continuous basis at the net asset value (“NAV”) per share next computed following acceptance of an order by the Fund.  Each Fund’s NAV per share for the purpose of pricing purchase and redemption orders is generally determined at 4:00 p.m. Eastern time on each day the Fund is open as determined by the Board of Trustees.  The Funds are generally open on the same days that the New York Stock Exchange (“NYSE”) is open for trading.  The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  An example of how the Fund calculated its total offering price per shares as of March 31, 2008 is as follows:

Fund(1)	Net Assets	=	Net Asset Value Per Share
	Shares Outstanding

Large Cap Growth Fund	$649,307,452	=	$8.81
	73,736,258

Large Cap Value Fund	$574,388,589	=	$9.85
	58,329,748

Small/Mid Cap Growth Fund	$126,534,805	=	$8.05
	15,717,936

Small/Mid Cap Value Fund	$99,548,384	=	$9.24
	10,776,821

International Equity Fund	$681,622,030	=	$11.96
	56,971,149

Real Estate Securities Fund	$82,124,778	=	$13.83
	5,936,200

Tax-Exempt Fixed Income Fund	$257,440,133	=	$10.64
	24,193,954

Core Plus Fixed Income Fund	$804,085,918	=	$9.20
	87,396,817

Enhanced Fundamental Index® Large Company Growth Fund	$67,546,939	=	$9.63
	7,011,344

Enhanced Fundamental Index® Large Company Value Fund	$54,697,080	=	$8.49
	6,441,036

Enhanced Fundamental Index® Small Company Growth Fund	$12,610,898	=	$9.10
	1,385,791

Enhanced Fundamental Index® Small Company Value Fund	$6,045,461	=	$8.33
	725,454

(1)  No information is presented for the Enhanced Fundamental Index® International Equity Fund, as this Fund had not commenced investment operations as of the date of this SAI.

Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® Stock Market and Small CapSM exchanges (“NASDAQ®”), for which market quotations are available, are valued at the last quoted sale price on each business day (defined as days on which the Funds are open for business (“Business Day”)).  Portfolio securities traded on the NASDAQ® will be valued at the NASDAQ Official Closing Price on each Business Day.  If there is no such reported sale on an exchange or NASDAQ®, the portfolio security will be valued at the mean between the most recent quoted bid and asked price.  Price information on listed securities is taken from the exchange where the security is primarily traded.

Information about the market value of each portfolio security may be obtained by the Advisor from an independent pricing service.  The pricing service relies primarily on prices of actual market transactions as well as trader quotations.  However, the pricing service may use a matrix system to determine valuations of fixed income securities.  This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.  The procedures used by the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

U.S. government and agency securities are valued at the mean between the most recent bid and asked prices.  Other fixed-income securities that have a maturity of greater than 60 days are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  Fixed-income securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which approximates market value and involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances), assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument.  During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a comparable computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities.  Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield than would result from investment in a company solely utilizing market values, and existing shareholders in the Fund would experience a lower yield.  The converse would apply during a period of rising interest rates.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded.  If no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the most recent quoted bid and asked price.  Futures contracts are valued at the daily quoted settlement prices.  Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using procedures and methods determined by the Board of Trustees.

Purchase and Redemption of Shares

The purchase and redemption price of shares is the NAV next calculated after receipt of an order in proper form.  As described in the Funds’ Prospectus, financial institutions and intermediaries may purchase or redeem Fund shares on any day that the NYSE is open for business by placing orders with the Funds’ transfer agent (or their authorized agent).  Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders electronically through those systems.  Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders or that could adversely affect the Fund or its operations.

It is currently the Trust’s policy to pay all redemptions in cash.  The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by a Fund in lieu of cash.  Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.  A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in-kind redemption depending upon the shareholder’s basis in the shares of the Trust redeemed.

Purchases and redemptions of Fund shares may be made on any day the NYSE is open for business.  The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit.  The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Distributor and/or the Custodian are not open for business.

Portfolio Transactions

Assets of a Fund are invested by the Advisor and the sub-advisors in a manner consistent with the Fund’s investment objectives, strategies, policies and restrictions, as well as with any instructions the Board may issue from time to time.  Within this framework, the Advisor and sub-advisors are responsible for making all determinations as to the purchase and sale of portfolio securities for a Fund, and for taking all steps necessary to implement securities transactions on behalf of a Fund.  When placing orders, the Advisor and sub-advisors will seek to obtain the best net results taking into account such factors as price (including applicable dealer spread), size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved.

The Funds have no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities.  The Advisor may, from time to time, request that sub-advisors direct trades to certain brokers that provide favorable commission rates, subject to the sub-advisor’s obligation to obtain best execution.  The Funds will not purchase portfolio securities from any affiliated person acting as principal except in conformity with SEC regulations.

For securities traded in the over-the-counter markets, the Advisor or sub-advisors deal directly with the dealers who make markets in these securities unless better prices and execution are available elsewhere.  The Advisor or sub-advisors negotiate commission rates with brokers based on the quality and quantity of services provided in light of generally prevailing rates, and while the Advisor or sub-advisors generally seek reasonably competitive commission rates, a Fund does not necessarily pay the lowest commissions available.  The Board periodically reviews the commission rates and the allocation of orders.

When consistent with the objectives of best price and execution, business may be placed with broker-dealers who furnish investment research or services to the sub-advisors.  The commissions on such brokerage transactions with investment research or services may be higher than another broker might have charged for the same transaction in recognition of the value of research or services provided.  Such research or services include advice, both orally and in writing, as to:  the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  In addition, for the Advisor, such research or services may include advice concerning the allocation of assets among sub-advisors and the suitability of sub-advisors.  To the extent portfolio transactions are effected with broker-dealers who furnish research and/or other services to the Advisor or sub-advisor, the Advisor or sub-advisor receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions.  Such research or services provided by a broker-dealer through whom the Advisor or a sub-advisor effects securities transactions for a Fund may be used by the Advisor or sub-advisor in servicing all of its accounts.  In addition, the Advisor or sub-advisor may not use all of the research and services provided by such broker-dealer in connection with the Fund.

The Trust may also enter into arrangements, commonly referred to as “brokerage/service arrangements” with broker-dealers pursuant to which a broker-dealer agrees to pay the cost of certain products or services provided to the Funds in exchange for fund brokerage.  Under a typical brokerage/service arrangement, a broker agrees to pay a portion of a Fund’s custodian, administrative or transfer agency fees, and in exchange, the Fund agrees to direct a minimum amount of brokerage to the broker.  The sub-advisor, on behalf of the Trust, usually negotiates the terms of the contract with the service provider, which is paid directly by the broker.

The same security may be suitable for a Fund, another portfolio series of the Trust or other private accounts managed by the Advisor or sub-advisor.  If and when a Fund and two or more accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund and the accounts.  The simultaneous purchase or sale of the same securities by a Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

The brokerage commissions paid by the Funds for the fiscal periods ended March 31, 2008, March 31, 2007 and March 31, 2006, were as follows:
Total Brokerage Fees Paid
Fund(1)	2008	2007	2006(3)
Large Cap Growth Fund	$ 447,809	$ 845,973	$ 364,630
Large Cap Value Fund	$ 345,559	$ 360,736	$ 582,407
Small/Mid Cap Growth Fund	$ 544,710	$ 555,613	$ 499,374
Small/Mid Cap Value Fund	$ 201,952	$ 295,393	$ 45,512
International Equity Fund	$ 2,836,065	$ 2,055,242	$1,048,923
Real Estate Securities Fund	$ 57,448	$ 49,284	$ 37,765
Tax-Exempt Fixed Income Fund	$ 0	$ 0	$ 0
Core Plus Fixed Income Fund	$ 36,839	$ 2,683	$ 2,965
Enhanced Fundamental Index® Large Company Growth Fund(2)	$ 32,995	N/A	N/A
Enhanced Fundamental Index® Large Company Value Fund(2)	$ 36,327	N/A	N/A
Enhanced Fundamental Index® Small Company Growth Fund(2)	$ 8,909	N/A	N/A
Enhanced Fundamental Index® Small Company Value Fund(2)	$ 12,388	N/A	N/A

(1) No information is presented for the Enhanced Fundamental Index® International Equity Fund, as this Fund had not commenced investment operations as of the date of this SAI.
(2) The brokerage fees paid are for the period August 9, 2007, the commencement of investment operations, to March 31, 2008.
(3) For the period June 30, 2005 to March 31, 2006.

The Large Cap Growth Fund experienced a significant decrease in its brokerage fees paid from the fiscal year ended March 31, 2007 to the fiscal year ended March 31, 2008.  The decrease is primarily due to the same sub-advisors managing the Fund during the fiscal year ended March 31, 2008 as opposed to the fiscal year ended March 31, 2007, during which a change in sub-advisors resulted in a repositioning of the Fund’s portfolio.   The Core Plus Fixed Income Fund experienced a significant increase in its brokerage fees paid from the fiscal year ended March 31, 2007 to the fiscal year ended March 31, 2008, due to re-allocation of the Fund’s portfolio.  The increase in the amount of brokerage commissions paid by the International Equity Fund from the fiscal period ended March 31, 2006 to the fiscal year ended March 31, 2007 was primarily the result of an increase in portfolio turnover rates and net assets.

For the period June 29, 2001 (commencement of operations) through March 31, 2008, there were no affiliated broker-dealer transactions.

For the fiscal periods ended March 31, 2008, March 31, 2007 and March 31, 2006, the Funds paid the following brokerage commissions to brokers who also provided research services:
Fees Paid for Soft Dollar Arrangements
Fund(1)	2008	2007	2006(3)
Large Cap Growth Fund	$ 60,172	$ 46,932	$ 48,881
Large Cap Value Fund	$ 2,516	$ 12,216	$ 7,740
Small/Mid Cap Growth Fund	$ 74,570	$ 49,636	$ 94,524
Small/Mid Cap Value Fund	$ 12,745	$ 22,970	$ 21,529
International Equity Fund	$ 244,698	$ 219,869	$ 124,634
Real Estate Securities Fund	$ 1,535	$ 3,614	$ 0
Tax-Exempt Fixed Income Fund	$ 0	$ 0	$ 0
Core Plus Fixed Income Fund	$ 0	$ 0	$ 0
Enhanced Fundamental Index® Large Company Growth Fund(2)	$ 0	N/A	N/A
Enhanced Fundamental Index® Large Company Value Fund(2)	$ 0	N/A	N/A
Enhanced Fundamental Index® Small Company Growth Fund(2)	$ 0	N/A	N/A
Enhanced Fundamental Index® Small Company Value Fund(2)	$ 0	N/A	N/A

(1) No information is presented for the Enhanced Fundamental Index® International Equity Fund, as this Fund had not commenced investment operations as of the date of this SAI.
(2) The fees paid for soft-dollar arrangement are for the period August 9, 2007, the commencement of investment operations, to March 31, 2008.
(3) For the period June 30, 2005 to March 31, 2006.

The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parents) during the Trust’s most recent fiscal year.  The following tables identify, for each applicable Fund, those brokers or dealers and the value of the Fund’s aggregate holdings of the securities of each such issuer as of the fiscal year ended March 31, 2008.

Large Cap Growth Fund
Broker-Dealer	Aggregate Value
Merrill Lynch & Co., Inc.	$28,974,459
Citigroup, Inc.	$28,974,458
Morgan Stanley	$11,589,784

Large Cap Value Fund
Broker-Dealer	Aggregate Value
Citigroup, Inc.	$ 30,803,438
Merrill Lynch & Co., Inc	$2 8,262,885
Morgan Stanley	$ 16,247,100
JP Morgan Chase & Co.	$ 6,865,042

Small/Mid Cap Growth Fund
Broker-Dealer	Aggregate Value
Citigroup, Inc.	$ 6,524,228

Small/Mid Cap Value Fund
Broker-Dealer	Aggregate Value
Citigroup, Inc.	$ 3,022,686
Jefferies Group Inc.	$ 1,014,254

International Equity Fund
Broker-Dealer	Aggregate Value
Citigroup, Inc.	$ 3,134,404
Merrill Lynch	$ 3,134,402
Morgan Stanley	$ 1,253,760

Real Estate Securities Fund
Broker-Dealer	Aggregate Value
Citigroup, Inc.	$ 3,920,600
Merrill Lynch & Co., Inc.	$ 3,920,599

Core Plus Fixed Income Fund
Broker-Dealer	Aggregate Value
Lehman Brothers Inc.	$69,508,788
Citigroup, Inc.	$42,461,181
Merrill Lynch & Co., Inc.	$29,781,839
J.P. Morgan Chase	$20,897,953
UBS AG	$19,455,518
Morgan Stanley	$17,735,754
Bear Stearns Companies, Inc.	$15,257,062
Goldman Sachs & Co.	$ 316,059

125

Enhanced Fundamental Index® Small Company Growth Fund
Broker-Dealer	Aggregate Value
Jefferies Group Inc.	$20,243

The Funds not included in the table above did not hold securities of their regular brokers or dealers.

Portfolio Turnover

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor or sub-advisors, investment considerations warrant such action.  The portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  For the fiscal years ended March 31, 2008 and March 31, 2007, the Funds had the following portfolio turnover rates:

	Portfolio Turnover Rates
Fund(1)	2008	2007
Large Cap Growth Fund	62.86%	142.66%
Large Cap Value Fund	40.54%	30.25%
Small/Mid Cap Growth Fund	209.64%	213.08%
Small/Mid Cap Value Fund	127.62%	174.94%
International Equity Fund	119.13%	89.16%
Real Estate Securities Fund	81.59%	43.86%
Tax-Exempt Fixed Income Fund	66.26%	50.36%
Core Plus Fixed Income Fund	307.52%	280.55%
Enhanced Fundamental Index® Large Company Growth Fund(2)	22.70%	N/A
Enhanced Fundamental Index® Large Company Value Fund(2)	7.67%	N/A
Enhanced Fundamental Index® Small Company Growth Fund(2)	11.86%	N/A
Enhanced Fundamental Index® Small Company Value Fund(2)	16.18%	N/A

(1) No information is presented for the Enhanced Fundamental Index® International Equity Fund, as this Fund had not commenced investment operations as of the date of this SAI.
(2) No information is presented for the portfolio turnover rates for the fiscal year ended March 31, 2007 for this Fund, as this Fund commenced investment operations on August 9, 2007.  The portfolio turnover rate for the fiscal year ended March 31, 2008 is not annualized.

The Real Estate Securities Fund experienced a significant increase in its turnover rate from the fiscal year ended March 31, 2007 to the fiscal year ended March 31, 2008 resulting from a repositioning of the Fund’s portfolio after a change in sub-advisors.  The Large Cap Growth Fund experienced a significant decrease in its turnover rate from the fiscal year ended March 31, 2007 to the fiscal year ended March 31, 2008.  This decrease is primarily due to the same sub-advisors having managed the Fund throughout the fiscal year ended March 31, 2008 as opposed to the fiscal year ended March 31, 2007, during which a change in sub-advisors resulted in a repositioning of the Fund’s portfolio.

Taxes

The information discussed in this section applies generally to all of the Funds, but is supplemented or modified below under the subheading, “Additional Tax Information with Respect to the Tax-Exempt Fixed Income Fund.”

Distributions of Net Investment Income.  The Funds receive income generally in the form of dividends and interest on their investments in portfolio securities.  This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you.  If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares. Distributions from qualified dividend income are taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met.  See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

Distributions of Capital Gains.  A Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.  Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Capital loss carryforwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, whether or not distributed to shareholders. Accordingly, the Funds do not expect to distribute realized capital gains to the extent such capital gains are offset by capital loss carryforwards. The Funds cannot carry back or carry forward any net operating losses. As of March 31, 2008, the following Funds had capital loss carryforwards available for federal income tax purposes, which expire in the year indicated:

	Capital Losses Expiring:
Fund	3/31/2012	3/31/2013	3/31/2014	3/31/2015	3/31/2016
Tax-Exempt Fixed Income Fund	($16,163)	($128,240)	($10,395)	($573,575)	($1,190,258)

Additionally, at March 31, 2008, the Funds deferred on a tax basis post-October 2007 losses as follows:

Large Cap Growth Fund	$12,948,707
Large Cap Value Fund	5,115,990
Small/Mid Cap Growth Fund	7,762,446
Small/Mid Cap Value Fund	15,796,190
International Equity Fund	─
Real Estate Securities Fund	491,579
Tax-Exempt Fixed Income Fund	936,627
Core Plus Fixed Income Fund	─
Enhanced Fundamental Index® Large Company Growth Fund	184,773
Enhanced Fundamental Index® Large Company Value Fund	152,917
Enhanced Fundamental Index® Small Company Growth Fund	14,155
Enhanced Fundamental Index® Small Company Value Fund	36,007

Such post-October losses are treated as occurring on April 1, 2008 as discussed below under the subheading “Excise Tax Distribution Requirements – Post-October losses.”

Returns of Capital.  If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders.  A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investment in Foreign Securities.  Each Fund is permitted to invest in foreign securities as described above.  Accordingly, the Funds may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce a Fund’s distributions paid to you.

Pass-through of foreign tax credits by the International Equity Fund and Enhanced Fundamental Index® International Equity Fund.  In the case of the International Equity Fund and the Enhanced Fundamental Index®International Equity Fund, if more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund.  If this election is made, the International Equity Fund and the Enhanced Fundamental Index® International Equity Fund may report more taxable income to you than it actually distributes.  You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).  The International Equity Fund and the Enhanced Fundamental Index® International Equity Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  Your use of foreign dividends, designated by a Fund as qualified dividend income subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on your federal income tax return.  Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund.  Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses.  These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to you.  This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of a Fund’s previously distributed income to be classified as a return of capital.

PFIC securities.  The Funds may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies (“PFICs”).  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, each Fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code (“Code”) and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.  In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which might be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Information on the Amount and Tax Character of Distributions.  The Funds will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year, including the portion of the distributions that on average are comprised of exempt-interest income, taxable income, qualified dividends and the portion of exempt-interest income that is a tax preference item when determining the alternative minimum tax.  If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as exempt-interest income, taxable income, or capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund.  Taxable distributions declared by a Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company.  Each Fund has elected, or intends to elect, to be treated as a regulated investment company under Subchapter M of the Code and intends to so qualify during the current fiscal year.  As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you.  The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.  If net long-term capital gain is retained, a Fund would be taxed on the gain, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund.  If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as qualified dividend income to the extent of such Fund’s earnings and profits.

In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain specific requirements, including:

(i)    A Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer;

(ii)   A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

(iii)  A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

Excise Tax Distribution Requirements. As a regulated investment company, each Fund is required to distribute its income and gains on a calendar year basis, regardless of the Fund’s fiscal year end as follows:

Required distributions.  To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:  98% of its taxable ordinary income earned during the  calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year.  The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Post-October losses. Because the periods for measuring a regulated investment company’s income are different for excise and income tax purposes special rules are required to protect the amount of earnings and profits needed to support excise tax distributions.  For instance, if a regulated investment company that uses October 31st as the measurement period for paying out capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the fund likely would have insufficient earnings and profits for that taxable year to support the dividend treatment of its required distributions for that calendar year.  Accordingly, a Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year end (‘‘post-October loss”) as occurring on the first day of the following tax year.

Sales, Exchanges and Redemption of Fund Shares.  Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes.  If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

Redemptions at a loss within six months of purchase.  Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.  Any loss incurred on a redemption or exchange of shares of the Tax-Exempt Fixed Income Fund held six months or less will be disallowed to the extent of any exempt-interest dividend distributed to you on those shares.

Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

U.S. Government Securities.  Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund.  Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Qualified Dividend Income for Individuals.  For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates.  This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.  Either none or only a nominal portion of the dividends paid by the Tax-Exempt Fixed Income Fund and Core Plus Fixed Income Fund will be qualified dividend income because such Funds do not invest primarily in stocks of domestic corporations and qualified foreign corporations.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment.  Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.  For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates.  If 95% or more of a Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

Dividends-Received Deduction for Corporations.  For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction.  The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.  If a Fund’s income is derived primarily from either (i) investments in foreign equity securities (as in the case of the International Equity Fund and the Enhanced Fundamental Index® International Equity Fund) or (ii) debt securities paying interest (as in the case of the Core Plus Fixed Income Fund), rather than domestic equity securities paying dividends, generally none or only a nominal portion of its distributions are expected to qualify for the corporate dividends-received deduction.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.  The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in Complex Securities. The Funds may invest in complex securities that could be subject to numerous special and complex tax rules.  These rules could accelerate the recognition of income by a Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions) and/or defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax.  These rules could also affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income.  These rules could, therefore, affect the amount, timing or character of the income distributed to you by a Fund.  For example:

Derivatives. A Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts.  If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts.  Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

Short sales and securities lending transactions. A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position.  Additionally, a Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income.  This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

Tax straddles.  A Fund’s investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities.  If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

Convertible debt.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest.  If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

     Securities purchased at discount.   The Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund are permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received.  If it invests in these securities, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Credit default swap agreements. The Core Plus Fixed Income Fund may enter into credit default swap agreements.  The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects.  Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment.  The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in credit default swap agreements.

Investment in taxable mortgage pools (excess inclusion income). Certain Funds may invest in U.S.-qualified REITs that hold residual interests in REMICs or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S.-qualified REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year, a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income.  While the Funds do not intend to invest in U.S.-qualified REITs, a substantial portion of the assets of which generates excess inclusion income, there can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Funds are awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in a Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

Investments in securities of uncertain tax character.   Each Fund may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding.  By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

•          provide your correct social security or taxpayer identification number,
•          certify that this number is correct,
•          certify that you are not subject to backup withholding, and
•          certify that you are a U.S. person (including a U.S. resident alien).

       A Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any dividends or proceeds paid.  The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

       Non-U.S. Investors.   Non-U.S. investors (shareholders who, as to the United States, are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

      In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, subject to certain exemptions for dividends designated as exempt-interest dividends and capital gain dividends as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

       Exempt- interest dividends. In general, exempt-interest dividends are not subject to U.S. withholding tax.

       Capital gain dividends. In general, capital gain dividends designated by a Fund and paid from long-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

       Short-term capital gain and interest-related dividends – exemptions have expired . The exemptions from U.S. withholding for short-term capital gain and interest-related dividends designated by a Fund and paid to non-U.S. investors terminated and are no longer available for dividends paid by a Fund with respect to a Fund’s taxable years beginning after March 31, 2008, unless such exemptions are reinstated.  Even if such exemptions are reinstated, a Fund or intermediary may not support such exemptions.  Each Fund reserves the right to not designate interest-related or short-term capital gain dividends. Additionally, any such designation by a Fund of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

       Effectively connected income .  If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case, you may be required to file a nonresident U.S. income tax return.

       Investment in U.S. real property.  Certain Funds may invest in equity securities of corporations that invest in U.S. real property, including REITs. The sale of a U.S. real property interest (USRPI) by a REIT in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders .

       The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC), such as a Fund, from a REIT as follows:

●
The RIC is classified as a qualified investment entity.  A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a REIT if, in general, more than 50% of the RIC’s assets consists of interests in REITs and U.S. real property holding corporations; and

●	You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.
●
If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

●
In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

       Because each Fund, except the Real Estate Securities Fund, expects to invest less than 50% of its assets at all times, directly or indirectly in U.S. real property interests, such Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.  In the case of the Real Estate Securities Fund, there can be no assurance that it will not be a qualified investment entity subject to these rules.

       U.S. estate tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, a Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

       U.S. tax certification rules.  Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

       The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

       Additional Tax Information with Respect to the Tax-Exempt Fixed Income Fund. The tax information described above generally applies to the Tax-Exempt Fixed Income Fund, except as noted in this section.

       Exempt-interest dividends. By meeting certain requirements of the Code, the Tax-Exempt Fixed Income Fund will qualify to pay exempt-interest dividends to shareholders.  These dividends are derived from interest income exempt from regular federal income tax and are not subject to regular federal income tax when they are paid to shareholders.  You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax return. Exempt-interest dividends that are excluded from federal taxable income may still be subject to the federal alternative minimum tax.  See the discussion below under the heading, “Alternative Minimum Tax.”

       For shareholders who are recipients of Social Security benefits, exempt-interest dividends are includable in computing “modified adjusted gross income” for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income.  The maximum amount of Social Security benefits that may be included in gross income is 85%.

       To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), they also may be exempt from that state’s personal income taxes.  Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states. The right of a state to exempt from taxation interest on its own state and local obligations while taxing the interest on out-of-state municipal securities was affirmed by the U.S. Supreme Court in Kentucky v. Davis, decided May 19, 2008.  However, the Supreme Court declined to address whether the in-state exemption for private activity bonds violates the Commerce Clause of the U.S. Constitution, leaving for future courts to consider any claim that differential treatment of interest on out-of-state private-activity bonds should be evaluated differently from the treatment of municipal bond interest generally.

       Treatment of interest on debt incurred to hold Fund shares. Interest on debt that shareholders incur to buy or hold Fund shares may not be deductible for federal income tax purposes. Indebtedness may be allocated to shares of the Fund even though not directly traceable to the purchase of such shares.

       Dividends from taxable income. The Tax-Exempt Fixed Income Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds.  If you are a taxable investor, any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of non-corporate shareholders.

       Alternative minimum tax. Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for shareholders when determining their federal alternative minimum tax.  Private activity bond interest could subject shareholders to or increase their liability under federal alternative minimum taxes, depending on their personal or corporate tax position.  If shareholders are a person defined in the Code as a “substantial user” (or person related to a user) of a facility financed by private activity bonds, shareholders should consult with their tax advisor before buying shares of the Tax-Exempt Fixed Income Fund.

       Risk of loss of federal exemption.  Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.  In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

       Effect of Future Legislation; Local Tax Considerations .  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

This discussion of “Taxes” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.

Performance Information

The Funds may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available.  Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors.  Unmanaged indices often do not reflect deductions for administrative and management costs and expenses.  The performance of the Funds may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  Any performance information, whether related to the Funds or to the Advisor, should be considered in light of a Funds’ investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

Independent Registered Public Accounting Firm

KPMG LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Funds’ independent registered public accounting firm, whose services include audit of the Funds’ financial statements and the performance of other related audit and tax services.

Legal Counsel

Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Funds’ legal counsel.

Financial Statements

The 2008 Annual Report for the Funds for the fiscal period ended March 31, 2008 is a separate document supplied with this SAI and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this SAI.

Appendix

Standard & Poor’s® (“S&P®”) Corporate Bond Rating Definitions

AAA-Debt rated “AAA” has the highest rating assigned by S&P®. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A-Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB-Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC-Debt rated “BB”, “B”, “CCC” and “CC” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CI-The rating “CI” is reversed for income bonds on which no interest is being paid.

D-Debt rated “D” is in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service©, Inc. Corporate Bond Rating Definitions

Aaa-Bonds which are rated “Aaa” are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated “Aa” are judged to be of high quality by all standards.  Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated “A” possess many favorable investment attributes and are considered as upper medium-grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the near future.

Baa-Bonds which are rated “Baa” are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba-Bonds which are “Ba” are judged to have speculative elements; their future cannot be considered well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated “B” generally lack characteristics of a desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated “Caa” are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

A-1

Ca-Bonds which are “Ca” represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch, Inc.© Bond Rating Definitions

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A-Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative.  The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative.  While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default.  The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected.  Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD, DD, D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

A-2

ASSETMARK FUNDS
PART C

Item 23. Exhibits.

(a)	Declaration of Trust

(1)
Certificate of Trust as filed with the Secretary of State of Delaware on January 2, 2001 was previously filed with Registrant’s Initial Registration on Form N-1A with the SEC on January 9, 2001 and is incorporated by reference.

(2)
Agreement and Declaration of Trust dated January 8, 2001 was previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on April 12, 2001 and is incorporated by reference.

(3)
AssetMark Funds Officer’s Certificate dated October 4, 2006, certifying that the eight initial series of shares of the Trust were designated and established at an organizational meeting of the Board of Trustees of the Trust held on March 29, 2001, was previously filed with Registrant’s Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A with the SEC on January 31, 2007 and is incorporated by reference.

(4)
AssetMark Funds Officer’s Certificate dated January 31, 2007, certifying that the five additional series of shares of the Trust were created and established by written consent of the Board of Trustees as of January 31, 2007, was previously filed with Registrant’s Post-Effective Amendment No. 13 to its Registration Statement on Form N-1A with the SEC on May 29, 2007 and is incorporated by reference.

(b)	Bylaws

(1)
Bylaws dated January 8, 2001 were previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on April 12, 2001 and are incorporated by reference.

(c)	Instruments Defining Rights of Security Holders

See Articles III, V and VI of the Registrant’s Agreement and Declaration of Trust previously filed with the Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on April 12, 2001 and incorporated by reference.

See also, Article II of the Registrant’s Bylaws, previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on April 12, 2001 and incorporated by reference.

(d)	Investment Advisory Agreements

(1)
Investment Advisory Agreement between Registrant and AssetMark Investment Services, Inc. dated October 20, 2006, was previously filed with Registrant’s Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A with the SEC on January 31, 2007 and is incorporated by reference.

(a)
Amendment to the Investment Advisory Agreement between Registrant and AssetMark Investment Services, Inc. dated October 20, 2006, was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on July 31, 2007 and is incorporated by reference.

(2)
Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Brandes Investment Partners, L.P. was previously filed with Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on May 10, 2001 and is incorporated by reference.

(3)
Investment  Sub-Advisory Agreement between Assetmark Investment Services, Inc. and Davis Selected Advisers, LP was previously filed with Registrant's Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on September 9, 2002 and is incorporated by reference.

	( a)	Amendment to Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Davis Selected Advisers, LP is filed herewith as Exhibit EX-99.d.3.a

(4)
Form of Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and TCW Investment Management Company was previously filed with Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on May 10, 2001 and is incorporated by reference.

(5)
Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Atlanta Capital Management Company, LLC was previously filed with Registrant’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on September 9, 2002 and is incorporated by reference.

(6)
Form of Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Advisory Research, Inc. was previously filed with Registrant’s Post-Effective Amendment No. 8 to its Registration Statement on Form N-1A with the SEC on July 31, 2006 and is incorporated by reference.

(7)	Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Integrity Asset Management, LLC is filed herewith as Exhibit EX-99.d.7.

(8)
Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Nicholas-Applegate Capital Management LLC was previously filed with Registrant’s Post-Effective Amendment No. 7 to its Registration Statement on Form N-1A with the SEC on October 28, 2005 and is incorporated by reference.

(9)
Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Copper Rock Capital Partners, LLC was previously filed with Registrant’s Post-Effective Amendment No. 7 to its Registration Statement on Form N-1A with the SEC on October 28, 2005 and is incorporated by reference.

(10)
Form of Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Clay Finlay, LLC was previously filed with Registrant’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on October 28, 2003 and is incorporated by reference.

(11)
Form of Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Oppenheimer Capital, LLC was previously filed with Registrant’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on October 28, 2003 and is incorporated by reference.

(12)
Form of Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Adelante Capital Management LLC (formerly, Lend Lease Rosen Real Estate Securities, LLC) was previously filed with Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A with the SEC on October 29, 2004 and is incorporated by reference.

(13)	Form of Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Nuveen Asset Management is filed herewith as Exhibit EX-99.d.13.

(14)	Form of Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Duff & Phelps Investment Management Co. is filed herewith as Exhibit EX-99.d.14.

(15)
Form of Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Goldman Sachs Asset Management, L.P. was previously filed with Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A with the SEC on October 29, 2004 and is incorporated by reference.

(16)
Form of Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Western Asset Management Company was previously filed with Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A with the SEC on October 29, 2004 and is incorporated by reference.

(17)
Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Western Asset Management Company Limited was previously filed with Registrant’s Post-Effective Amendment No. 7 to its Registration Statement on Form N-1A with the SEC on October 28, 2005 and is incorporated by reference.

(18)
Form of Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Delaware Management Company was previously filed with Registrant’s Post-Effective Amendment No. 8 to its Registration Statement on Form N-1A with the SEC on July 31, 2006 and is incorporated by reference.

(19)
Form of Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and NFJ Investment Group, L.P. was previously filed with Registrant’s Post-Effective Amendment No. 8 to its Registration Statement on Form N-1A with the SEC on July 31, 2006 and is incorporated by reference.

(20)
Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Wellington Management Company dated December 6, 2006 was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on July 31, 2007 and is incorporated by reference.

(21)
Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Research Affiliates, LLC was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on July 31, 2007 and is incorporated by reference.

(22)
Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Russell Implementation Services, Inc. was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on July 31, 2007 and is incorporated by reference.

(e)	Underwriting Agreements

	(1)	Form of Distribution Agreement between Registrant and Capital Brokerage Corporationis filed herewith as Exhibit EX-99.e.1.

(2)	Sub-Distribution Agreement between Registrant, Capital Brokerage Corporation and Quasar Distributors, LLC is filed herewith as Exhibit EX-99.e.2.

(f)	Bonus or Profit Sharing Contracts

Not Applicable.

(g)	Custodian Agreements

(1)
Form of Amended and Restated Custody Agreement between Registrant and U.S. Bank, N.A was previously filed with Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A with the SEC on October 29, 2004 and is incorporated by reference.

(a)
Amendment to Amended and Restated Custody Agreement between Registrant and U.S. Bank, N.A. was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on July 31, 2007 and is incorporated by reference.

(h)	Other Material Contracts

(1)
Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC) was previously filed with Registrant’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on September 9, 2002 and is incorporated by reference.

(a)
Amendment to Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on July 31, 2007 and is incorporated by reference.

(2)
Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC) was previously filed with Registrant’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on September 9, 2002 and is incorporated by reference.

(a)
Amendment to Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on July 31, 2007 and is incorporated by reference.

(3)
Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC) was previously filed with Registrant’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on September 9, 2002 and is incorporated by reference.

(a)
Amendment to Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on July 31, 2007 and is incorporated by reference.

(4)
Assumption Agreement between Registrant and Ariel Capital Management, LLC was previously filed with Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A with the SEC on October 29, 2004 and is incorporated by reference.

(5)
Expense Waiver and Reimbursement Agreement between Registrant and AssetMark Investment Services, Inc. dated October 20, 2006, was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on July 31, 2007 and is incorporated by reference.

(6)
Expense Waiver and Reimbursement Agreement between Registrant and AssetMark Investment Services, Inc. dated May 15, 2007, was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on July 31, 2007 and is incorporated by reference.

(7) Form of Assumption Agreement between AssetMark Investment Services, Inc. and Clay Finlay, LLC dated May, 2008 is filed herewith as Exhibit EX-99.h.7.

(i)	Opinion and Consent of Counsel

(1)
Opinion and Consent of Counsel was previously filed with Registrant’s Post-Effective Amendment No. 7 to its Registration Statement on Form N-1A with the SEC on October 28, 2005 and is incorporated by reference.

(2) Opinion of Counsel was previously filed with Registrant’s Post-Effective Amendment No. 13 to its Registration Statement on Form N-1A with the SEC on May 29, 2007 and is incorporated by reference.

(j)	Other Opinions

(1) Power of Attorney dated July 22, 2008 is filed herewith as Exhibit EX-99.j.1.

(2) Consent of Independent Registered Public Accounting Firm is filed herewith as Exhibit EX-99.j.2.

(k)	Omitted Financial Statements

Not Applicable.

(l)	Initial Capital Agreements

(1)
Agreement Relating to Initial Capital was previously filed with Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on May 10, 2001 and is incorporated by reference.

(m)	Rule 12b-1 Plan

(1) Form of Distribution Plan (Rule 12b-1 Plan) is filed herewith as Exhibit EX-99.m.1.

(n)	Rule 18f-3 Plan

Not Applicable.

(o)	Reserved.

(p)	Code of Ethics

	(1)	Joint Code of Ethics for Genworth Financial Wealth Management, Assetmark Funds, Genworth Financial Trust Company and Capital Brokerage Corporation is filed herewith as Exhibit EX-99.p.1

	(2)	Code of Ethics for Brandes Investment Partners, L.P. is filed herewith as Exhibit EX-99.p.2

(3)
Code of Ethics for Davis Selected Advisers, LP was previously filed with Registrant’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on September 9, 2002 and is incorporated by reference.

(4)
Code of Ethics for TCW Investment Management Company was previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on April 12, 2001 and is incorporated by reference.

	(5)	Code of Ethics for Atlanta Capital Management Company, LLC is filed herewith as Exhibit EX-99.p.5

(6)
Code of Ethics for Advisory Research, Inc. was previously filed with Registrant’s Post-Effective Amendment No. 8 to its Registration Statement on Form N-1A with the SEC on July 31, 2006 and is incorporated by reference.

	(7)	Code of Ethics for Nicholas-Applegate Capital Management LLC is filed herewith as Exhibit EX-99.p.7

(8)
Code of Ethics for Copper Rock Capital Partners, LLC was previously filed with Registrant’s Post-Effective Amendment No. 7 to its Registration Statement on Form N-1A with the SEC on October 28, 2005 and is incorporated by reference.

(9)
Code of Ethics for Clay Finlay, LLC was previously filed with Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A with the SEC on October 29, 2004 and is incorporated by reference.

(10)
Code of Ethics for Oppenheimer Capital LLC was previously filed with Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A with the SEC on October 29, 2004 and is incorporated by reference.

(11)
Code of Ethics for Adelante Capital Management, LLC (formerly, Lend Lease Rosen Real Estate Securities, LLC) was previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on April 12, 2001 and is incorporated by reference.

(12)
Code of Ethics for Nuveen Asset Management, Inc. was previously filed with Registrant’s Post-Effective Amendment No. 8 to its Registration Statement on Form N-1A with the SEC on July 31, 2006 and is incorporated by reference.

(13)
Code of Ethics for Goldman Sachs Asset Management, L.P. was previously filed with Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A with the SEC on October 29, 2004 and is incorporated by reference.

(14)
Code of Ethics for Western Asset Management Company was previously filed with Registrant’s Post-Effective Amendment No. 7 to its Registration Statement on Form N-1A with the SEC on October 28, 2005 and is incorporated by reference.

(15)
Code of Ethics for Western Asset Management Company Limited was previously filed with Registrant’s Post-Effective Amendment No. 7 to its Registration Statement on Form N-1A with the SEC on October 28, 2005 and is incorporated by reference.

(16)	Code of Ethics for Delaware Management Company is filed herewith as Exhibit EX-99.p.16.

(17)	Code of Ethics for NFJ Investment Group, L.P. is filed herewith as Exhibit EX-99.p.17.

(18)
Code of Ethics for Wellington Management Company was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on July 31, 2007 and is incorporated by reference.

(19)
Code of Ethics for Research Affiliates, LLC was previously filed with Registrant’s Post-Effective Amendment No. 13 to its Registration Statement on Form N-1A with the SEC on May 29, 2007 and is incorporated by reference.

(20)
Code of Ethics for Russell Implementation Services, Inc. was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on July 31, 2007 and is incorporated by reference.

(21)	Amended and Restated Code of Ethics for Duff & Phelps Investment Management Co. is filed herewith as Exhibit EX-99.p.21.

(22)	Code of Ethics for Integrity Asset Management, LLC is filed herewith as Exhibit EX-99.p.22.

Item 24. Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification.

Article VII, Section 1 of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Business Trust Act, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent of the Trust; and Investment Adviser, Principal Underwriter or placement agent of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  Nothing herein contained shall limit the liability of any agent from or against any liability to the Trust or any Shareholder to which such agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its respective duties to the Trust or the Shareholders.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 26. Business and Other Connections of the Investment Advisor.

Other business, profession, vocation or employment of a substantial nature in which each director, partner or principal officer of each Investment Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

AssetMark Investment Services, Inc. (the “Advisor”)

The Advisor is the investment advisor to each of the Registrant’s series, which currently consist of: AssetMark Large Cap Value Fund, AssetMark Large Cap Growth Fund, AssetMark Small/Mid Cap Value Fund, AssetMark Small/Mid Cap Growth Fund, AssetMark International Equity Fund, AssetMark Real Estate Securities Fund, AssetMark Tax-Exempt Fixed Income Fund, AssetMark Core Plus Fixed Income Fund, AssetMark Enhanced Fundamental Index® Large Company Growth Fund, AssetMark Enhanced Fundamental Index® Large Company Value Fund, AssetMark Enhanced Fundamental Index® Small Company Growth Fund, AssetMark Enhanced Fundamental Index® Small Company Value Fund and AssetMark Enhanced Fundamental Index®  International Equity Fund (the “Funds”).  The principal business address of the Advisor is 2300 Contra Costa Boulevard, Suite 600, Pleasant Hill, California 94523-3967.  The Advisor is an investment advisor registered under the Investment Advisers Act of 1940 (the “Advisers Act”).  Additional information as to the Advisor and the directors and officers of the Advisor is included in the Advisor’s Form ADV filed with the Commission (File No. 801-56323), which is incorporated herein by reference and sets forth the officers and directors of the Advisor and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Brandes Investment Partners, L.P. (“Brandes”)

Brandes is a subadvisor to the Registrant’s Large Cap Value Fund.  The principal business address of Brandes is 11988 El Camino Real, Suite 500, San Diego, California 92191-9048.  Brandes is an investment advisor registered under the Advisers Act.  Additional information as to Brandes and the directors and officers of Brandes is included in Brandes’ Form ADV filed with the Commission (File No. 801-24896), which is incorporated herein by reference and sets forth the officers and directors of Brandes and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Davis Selected Advisers, LP (“Davis”)

Davis is a subadvisor to the Registrant’s Large Cap Value Fund.  The principal business address of Davis is 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706.  Davis is an investment advisor registered under the Advisers Act.  Additional information as to Davis and the directors and officers of Davis is included in Davis’ Form ADV filed with the Commission (File No. 801-31648), which is incorporated herein by reference and sets forth the officers and directors of Davis and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

TCW Investment Management Company (“TCW”)

TCW is a subadvisor to the Registrant’s Large Cap Growth Fund.  The principal business address of TCW is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.  TCW is an investment advisor registered under the Advisers Act.  Additional information as to TCW and the directors and officers of TCW is included in TCW’s Form ADV filed with the Commission (File No. 801-29075), which is incorporated herein by reference and sets forth the officers and directors of TCW and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Atlanta Capital Management Company, LLC (“Atlanta”)

Atlanta is a subadvisor to the Registrant’s Large Cap Growth Fund.  The principal business address of Atlanta is 1349 West Peachtree Street, Suite 1600, Atlanta, Georgia 30309.  Atlanta is an investment advisor registered under the Advisers Act.  Additional information as to Atlanta and the directors and officers of Atlanta is included in Atlanta’s Form ADV filed with the Commission (File No. 801-60673), which is incorporated herein by reference and sets forth the officers and directors of Atlanta and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Advisory Research, Inc. (“ARI”)

ARI is a subadvisor to the Registrant’s Small/Mid Cap Value Fund.  The principal business address of ARI is 180 N. Stetson Avenue, Chicago, Illinois 60601.  ARI is an investment advisor registered under the Advisers Act.  Additional information as to ARI and the directors and officers of ARI is included in ARI’s Form ADV filed with the Commission (File No. 801-14172), which is incorporated herein by reference and sets forth the officers and directors of ARI and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Integrity Asset Management, LLC (“Integrity”)

Integrity is a sub-advisor for the Small/Mid Cap Value Fund.  The principal business address is 401 West Main St., Suite 2100, Louisville, Kentucky 40202.  Integrity is an investment advisor registered under the Advisor’s Act.  Additional information as to Integrity and the directors and officers of Integrity is included in Integrity’s Form ADV filed with the Commission (File No. 801-62141), which is incorporated herein by reference and sets forth the officers and directors of Integrity and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Nicholas-Applegate Capital Management LLC (“Nicholas-Applegate”)

Nicholas-Applegate is a subadvisor to the Registrant’s Small/Mid Cap Growth Fund.  The principal business address for Nicholas-Applegate is 600 West Broadway, San Diego, California 92101.  Nicholas-Applegate is an investment advisor registered under the Advisers Act.  Additional information as to Nicholas-Applegate and the directors and officers of Nicholas-Applegate is included in Nicholas-Applegate’s Form ADV filed with the Commission (File No. 801-21442), which is incorporated herein by reference and sets forth the officers and directors of Nicholas-Applegate and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Copper Rock Capital Partners, LLC (“Copper Rock”)

Copper Rock is a subadvisor to the Registrant’s Small/Mid Cap Growth Fund.  The principal business address of Copper Rock is 200 Clarendon Street, 53rd floor, Boston, Massachusetts 02116.  Copper Rock is an investment advisor registered under the Advisers Act.  Additional information as to Copper Rock and the directors and officers of Copper Rock is included in Copper Rock’s Form ADV filed with the Commission (File No. 801-63900), which is incorporated herein by reference and sets forth the officers and directors of Copper Rock and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Clay Finlay, LLC (“Clay Finlay”)

Clay Finlay is a global equity management firm founded in 1982 and headquartered in New York, with offices at 12 East 49th Street, New York, New York 10017.  The firm also has offices in London and Tokyo.  An experienced multinational team of more than 20 investment professionals manages a full range of multi-regional and regional equity mandates on behalf of major corporations, financial institutions and governments.  Clay Finlay is an investment advisor registered under the Advisers Act. Additional information as to Clay Finlay and the directors and officers of Clay Finlay is included in Clay Finlay’s Form ADV filed with the Commission (File No. 801-17316), which is incorporated herein by reference and sets forth the officers and directors of Clay Finlay and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Oppenheimer Capital LLC (“Oppenheimer”)

Oppenheimer is a subadvisor to the Registrant’s International Equity Fund.  The principal business address of Oppenheimer is 1345 Avenue of the Americas, 48th Floor, New York, New York 10105.  Oppenheimer is an investment advisor registered under the Advisers Act.  Additional information as to Oppenheimer and the directors and officers of Oppenheimer is included in Oppenheimer’s Form ADV filed with the Commission (File No. 801-10708), which is incorporated herein by reference and sets forth the officers and directors of Oppenheimer and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Adelante Capital Management LLC (“Adelante”)

Adelante is a subadvisor to the Registrant’s Real Estate Securities Fund.  The principal business address of Adelante is 555 12th Street, Suite 2100, Oakland, California 94607.  Adelante is an investment advisor registered under the Advisers Act.  Additional information as to Adelante and the directors and officers of Adelante is included in Adelante’s Form ADV filed with the Commission (File No. 801-48599), which is incorporated herein by reference and sets forth the officers and directors of Adelante and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Nuveen Asset Management (“NAM”)

NAM is a subadvisor to the Registrant’s Tax-Exempt Fixed Income Fund.  The principal business address of NAM is 333 West Wacker Drive, Chicago, Illinois 60606.  NAM is an investment advisor registered under the Advisers Act.  Additional information as to NAM and the directors and officers of NAM is included in NAM’s Form ADV filed with the Commission (File No. 801-14147), which is incorporated herein by reference and sets forth the officers and directors of NAM and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Duff & Phelps Investment Management Co. (“Duff & Phelps”)

Duff & Phelps is a sub-advisor for the Real Estate Securities Fund.  The principal business address is 55 East Monroe Street, Chicago, Illinois 60603.  Duff & Phelps is an investment advisor registered under the Advisor’s Act.  Additional information as to Duff & Phelps and the directors and officers of Duff & Phelps is included in Duff & Phelps’ Form ADV filed with the Commission (File No. 801-14813), which is incorporated herein by reference and sets forth the officers and directors of Duff & Phelps and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Goldman Sachs Asset Management, L.P. (“GSAM”)

GSAM is a subadvisor to the Registrant’s Core Plus Fixed Income Fund.  The principal business address of GSAM is 32 Old Slip, 23rd Floor, New York, New York 10005.  GSAM is an investment advisor registered under the Advisers Act.  Additional information as to GSAM and the directors and officers of GSAM is included in GSAM’s Form ADV filed with the Commission (File No. 801-37591), which is incorporated herein by reference and sets forth the officers and directors of GSAM and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Western Asset Management Company (“Western”)

Western is a subadvisor to the Registrant’s Core Plus Fixed Income Fund.  The principal business address of Western is 385 East Colorado Boulevard, Pasadena, California 91101.  Western is an investment advisor registered under the Advisers Act.  Additional information as to Western and the directors and officers of Western is included in Western’s Form ADV filed with the Commission (File No. 801-8162), which is incorporated herein by reference and sets forth the officers and directors of Western and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Western Asset Management Company Limited (“WAML”)

WAML, an affiliate of Western, is a United Kingdom Corporation and has been a registered investment advisor since 1984.  The principal business address for WAML is 150 Bishopsgate, London, England EC2 M3XG.  Additional information as to WAML and the directors and officers of WAML is included in WAML’s Form ADV filed with the Commission (File No. 801-21068), which is incorporated herein by reference and sets forth the officers and directors of WAML and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Delaware Management Company (“DMC”)

DMC is a subadvisor to the Registrant’s Tax-Exempt Fixed Income Fund.  The principal business address of DMC is 2005 Market Street, Philadelphia, Pennsylvania 19103-7098.  DMC is a series of Delaware Management Business Trust, and an investment advisor registered under the Advisers Act.  Additional information as to DMC and the directors and officers of DMC is included in DMC’s Form ADV filed with the Commission (File No. 801-32108), which is incorporated herein by reference and sets forth the officers and directors of DMC and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

NFJ Investment Group, L.P. (“NFJ”)

NFJ is a subadvisor to the Registrant’s Large Cap Value Fund.  The principal business address of NFJ is 2100 Ross Avenue, Suite 1840, Dallas, Texas 75201.  NFJ is owned by Allianz Global Investors U.S. Equities LLC, which is a wholly-owned subsidiary of Allianz Global Investors of America L.P., and an investment advisor registered under the Advisers Act.  Additional information as to NFJ and the directors and officers of NFJ is included in NFJ’s Form ADV filed with the Commission (File No. 801-47940), which is incorporated herein by reference and sets forth the officers and directors of NFJ and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Wellington Management Company, LLP (“Wellington”)

Wellington is a subadvisor to the Registrant’s Large Cap Growth Fund.  The principal business address of Wellington is 75 State Street, Boston, Massachusetts 02109.  Wellington is an investment advisor registered under the Advisers Act.  Additional information as to Wellington and the directors and officers of Wellington is included in Wellington’s Form ADV filed with the Commission (File No. 801-15908), which is incorporated herein by reference and sets forth the officers and directors of Wellington and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Research Affiliates, LLC (“Research Affiliates”)

Research Affiliates is a subadvisor to the Registrant’s Fundamental Index Funds.  The principal business address of Research Affiliates is 155 N. Lake Avenue, Suite 900, Pasadena, California 91101.  Research Affiliates is an investment advisor registered under the Advisers Act.  Additional information as to Research Affiliates and the directors and officers of Research Affiliates is included in Research Affiliates’ Form ADV filed with the Commission (File No. 801-61153), which is incorporated herein by reference and sets forth the officers and directors of Research Affiliates and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Russell Implementation Services, Inc. (“Russell”)

Russell is a subadvisor to the Registrant’s Fundamental Index Funds.  The principal business address of Russell is 909 A Street, Tacoma, Washington 98402.  Russell is an investment advisor registered under the Advisers Act.  Additional information as to Russell and the directors and officers of Russell is included in Russell’s Form ADV filed with the Commission (File No. 801-60335), which is incorporated herein by reference and sets forth the officers and directors of Russell and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 27. Principal Underwriter.

(a)
Capital Brokerage Corporation (“CBC”) also serves as distributor for flexible premium variable annuity contracts and variable life insurance policies issued through Separate Accounts I, II, III, 4, 5 and 6 of Genworth Life and Annuity Insurance Company, and as distributor for the Genworth Financial Contra Fund, a series of Genworth Financial Asset Management Funds.

(b)
The information required by this Item 27 with respect to each director and officer of CBC is incorporated herein by reference to Schedule A of Form BD filed by CBC pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-45710).

(c)            Not Applicable.

Item 28. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Accountant, Administrator and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Registrant’s Investment Advisor AssetMark Investment Services, Inc.	2300 Contra Costa Boulevard, Suite 600 Pleasant Hill, CA 94523-3967

Registrant’s Sub-Distributor Quasar Distributors, LLC	615 East Michigan Street Milwaukee, WI 53202

Registrant’s Custodian U.S. Bank, N.A.	1555 N. RiverCenter Drive, Suite 302 Milwaukee, WI 53212

Registrant’s Distributor Capital Brokerage Corporation	6620 West Broad Street, Building 2 Richmond, VA 23230

Brandes Investment Partners, L.P.	Brandes Investment Partners, L.P. 11988 El Camino Real, Suite 500 San Diego, CA 92130

Davis Selected Advisors, LP	Davis Selected Advisors, LP 2949 E. Elvira Road, Suite 101 Tucson, AZ 85756

TCW Investment Management Company	TCW Investment Management Company 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017

Atlanta Capital Management Company, LLC	Atlanta Capital Management Company, LLC 1349 West Peachtree Street, Suite 1600 Atlanta, GA 30309

Advisory Research, Inc.	Advisory Research, Inc. 180 N. Stetson Avenue Chicago, IL 60601

Integrity Asset Management, LLC	Integrity Asset Management, LLC 401 West Main St., Suite 2100 Louisville, KY 40202

Nicholas-Applegate Capital Management LLC	Nicholas-Applegate Capital Management LLC 600 West Broadway San Diego, CA 92101

Copper Rock Capital Partners, LLC	Copper Rock Capital Partners, LLC 200 Clarendon Street, 53rd Floor Boston, MA 02116

Clay Finlay, LLC	Clay Finlay, LLC 12 East 49th Street New York, NY 10017

Oppenheimer Capital LLC	Oppenheimer Capital LLC 1345 Avenue of the Americas 48th Floor New York, NY 10105

Adelante Capital Management LLC	Adelante Capital Management LLC 555 12th Street, Suite 2100 Oakland, CA 94607

Nuveen Asset Management	Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606

Duff & Phelps Investment Management Co.	Duff & Phelps Investment Management Co. 55 E. Monroe Street, Suite 3600 Chicago, IL 60603

Goldman Sachs Asset Management, L.P.	Goldman Sachs Asset Management, L.P. 32 Old Slip, 23rd Floor New York, NY 10005

Western Asset Management Company	Western Asset Management Company 385 East Colorado Boulevard Pasadena, CA 91101

Western Asset Management Company Limited	Western Asset Management Company Limited 150 Bishopsgate London, England EC2 M3XG

Delaware Management Company	Delaware Management Company 2005 Market Street Philadelphia, PA 19103-7098

NFJ Investment Group, L.P.	NFJ Investment Group, L.P. 2100 Ross Avenue, Suite 700 Dallas, TX 75201

Wellington Management Company, LLP	Wellington Management Company, LLP 75 State Street Boston, MA 02109

Research Affiliates, LLC	Research Affiliates, LLC 155 N. Lake Avenue, Suite 900 Pasadena, CA 91101

Russell Implementation Services, Inc.	Russell Implementation Services, Inc. 909 A Street Tacoma, WA 98402

Item 29. Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 30. Undertakings.

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused Post-Effective Amendment No. 15 to this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pleasant Hill, and in the State of California on the 30th day of July 2008.

ASSETMARK FUNDS
(Registrant)

By: /s/ Carrie E. Hansen
Carrie E. Hansen, President
(Signature and Title)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 15 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Ronald D. Cordes* Ronald D. Cordes	Trustee and Chairperson	July 30, 2008

William J. Klipp * William J. Klipp	Independent Trustee	July 30, 2008

Leonard H. Rossen * Leonard H. Rossen	Independent Trustee	July 30, 2008

R. Thomas DeBerry * R. Thomas DeBerry	Independent Trustee	July 30, 2008

Dennis G. Schmal* Dennis G. Schmal*	Independent Trustee	July 30, 2008

/s/ Carrie E. Hansen Carrie E. Hansen	President and Principal Executive Officer	July 30, 2008

Danell J. Doty * Danell J. Doty	Vice President, Treasurer and Principal Financial Officer	July 30, 2008

*By: /s/ Carrie E. Hansen
Carrie E. Hansen

Attorney-in-Fact pursuant to Power of Attorney filed herewith.

Exhibit Number	Description

EX-99.d.3.a	Amendment to Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Davis Selected Advisors, L.P.
EX-99.d.7	Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Integrity Asset Management, LLC
EX-99.d.13	Form of Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Nuveen Asset Management
EX-99.d.14	Form of Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Duff & Phelps Investment Management Co.
EX-99.e.1	Form of Distribution Agreement between AssetMark Funds and Capital Brokerage Corporation
EX-99.e.2	Sub-Distribution Agreement between AssetMark Funds, Capital Brokerage Corporation and Quasar Distributors, LLC
EX-99.h.7	Form of Assumption Agreement between AssetMark Investment Services, Inc. and Clay Finlay, LLC
EX-99.j.1	Power of Attorney
EX-99.j.2	Consent of Independent Registered Public Accounting Firm
EX-99.m.1	Form of Distribution Plan (Rule 12b-1 Plan)
EX-99.p.1	Joint Code of Ethics for Genworth Financial Wealth Management, AssetMark Funds, Genworth Financial Trust Company and Capital Brokerage Corporation
EX-99.p.2	Code of Ethics for Brandes Investment Partners, L.P.
EX-99.p.5	Code of Ethics for Atlanta Capital Management Company, LLC
EX-99.p.7	Code of Ethics for Nicholas-Applegate Capital Management LLC
EX-99.p.16	Code of Ethics for Delaware Management Company
EX-99.p.17	Code of Ethics for NFJ Investment Group, L.P.
EX-99.p.21	Code of Ethics for Duff & Phelps Investment Management Co.
EX-99.p.22	Code of Ethics for Integrity Asset Management, LLC